UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21449

Nuveen Municipal High Income Opportunity Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: Date: October 31

Date of reporting period: October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 October 2021

Nuveen Municipal Closed-End Funds

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences". Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Important Notices

For Shareholders of

Nuveen Municipal Credit Income Fund (NZF)

Fund Reorganization

After the end of the reporting period, during December 2021, NZF’s Board of Trustees approved a proposal that, if approved by Shareholders and if other customary closing conditions are met, would result in the reorganization of Nuveen Enhanced Municipal Value Fund (NEV) into NZF (the “Reorganization”). More details about the Fund’s Reorganization is available on www.nuveen.com/cef.

Chair’s Letter
to Shareholders

Dear Shareholders,

In 2021, we have seen a nearly full recovery in the economy and began to approach more normalcy in our daily lives, enabled by unprecedented help from governments and central banks and the development of effective COVID-19 vaccines and therapies. However, the newly discovered omicron variant is a reminder that pandemic risks are still with us, which has created uncertainty about the economic outlook in the coming year and contributed to recent short-term volatility in the markets.

As some factors that drove 2021’s rebound fade and the pandemic continues to pose some downside risk, global economic growth is expected to be slower but remain expansionary. In the U.S., the Federal Reserve has begun winding down its pandemic bond buying program and could begin raising short-term interest rates in 2022. The crisis-related fiscal stimulus totaling $5.3 trillion to support individuals and families, small and large businesses, state and local governments, education, public health and vaccinations will also phase out. Government spending will be lower from here but should continue to aid the global recovery in the coming year. In the U.S., the $1.2 trillion Infrastructure Investment and Jobs Act recently went into effect on November 15, 2021, funding upgrades to road, rail and air transportation, broadband internet, and power and water systems. Europe, Japan and China are also expected to roll out additional fiscal support in 2022.

Investors will continue to closely monitor inflation. The spread of the COVID-19 delta variant in 2021 exacerbated shortages of raw materials and labor and disrupted transportation and logistics, which contributed to inflation staying elevated for longer than expected. This prompted some central banks to begin withdrawing monetary stimulus measures and others to raise interest rates. The timing of monetary policy normalization will be a key focus in the markets, as will the progression of the virus, which can be difficult to predict given uneven vaccination rates around the world and the potential for new variants.

We anticipate periodic volatility as markets digest incoming data on economic activity levels, inflation, interest rates and COVID-19, as well as their impacts to consumer behavior and corporate profits. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

As the global economy shifts from the fast recovery phase to a new phase of expansion potentially impacted by inflations and new COVID strains, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.

On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth
Chair of the Board
December 22, 2021

Portfolio Managers’ Comments

Nuveen AMT-Free Municipal Credit Income Fund (NVG)

Nuveen Municipal Credit Income Fund (NZF)

Nuveen Municipal High Income Opportunity Fund (NMZ)

Nuveen Municipal Credit Opportunities Fund (NMCO)

Nuveen Dynamic Municipal Opportunities Fund (NDMO)

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC, the Funds' investment adviser. Portfolio managers include John V. Miller, CFA, Steve M. Hlavin, Paul L. Brennan, CFA, Scott R. Romans, PhD, and Timothy T. Ryan, CFA. Paul has managed NVG since 2006, Scott assumed portfolio management responsibility for NZF in 2016, John has managed NMZ since its inception in 2003, John and Steve have managed NMCO since its inception in 2019 and John and Tim have managed NDMO since its inception in 2020.

Here the portfolio management team discusses U.S. economic and municipal market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2021. For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section at the end of the report.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended October 31, 2021?

Supported by massive fiscal and monetary stimulus and economic reopening, the U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures. The federal government’s relief measures have totaled approximately $5.3 trillion across six aid packages, which included direct payments to individuals and families, expanded unemployment insurance, loans to large and small businesses, funding for hospitals and health agencies, state and local governments, education and public health/vaccinations. Additionally, while not technically a pandemic spending measure, the $1.2 trillion Infrastructure Investment and Jobs Act that funds improvements to roads/bridges, broadband internet, airports and ports, and water and power systems was signed into law after the close of this reporting period on November 15, 2021. The U.S. Federal Reserve (Fed) has maintained short-term interest rates near zero and enacted credit facilities to help keep the financial system stable, lowering borrowing costs for businesses and individuals.

By the start of this reporting period, markets had largely stabilized from the initial shock of the health crisis. To recap, in March 2020, equity and commodity markets sold off and safe-haven assets rallied as countries initiated quarantines, restricted travel and

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

shuttered factories and businesses, while an ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia further amplified oil price volatility. In late 2020, the announcement of high efficacy rates in several COVID 19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021, which contributed to risk-on sentiment in the markets. The positive sentiment was realized during the first half of 2021 as U.S. gross domestic product (GDP) expanded at an annualized rate of 6.3% in the first quarter of 2021 and 6.7% in the second quarter of 2021. However, economic growth slowed considerably in the third quarter of 2021 to a 2.1% annualized rate, dampened by the spread of the COVID-19 delta variant and constricted supply chains, according to the “second” estimate released by the Bureau of Economic Analysis.

Although supply bottlenecks, labor shortages and higher inflation have weighed on economic growth in the short term, consumer demand remains strong. Given the U.S. economy’s progress, the Fed began signaling a timeline for tapering pandemic monetary support by reducing its monthly bond purchases (which was initially announced at the November 2021 policy meeting, after the close of this reporting period), as well as suggested interest rate normalization that could start later in 2022. In addition to monetary policy tightening, markets remained concerned about the political gridlock over raising the debt ceiling – the amount the U.S. is allowed to borrow. (After the close of this reporting period, the government approved a $2.5 trillion increase to the debt limit, averting a default at the end of 2021.)

Although U.S. Treasury yields moved higher in the twelve-month reporting period, most notably in 10-year maturities, municipal yields at the long end of the yield curve were broadly unchanged. While a rising rate environment would typically signal a more challenging environment for municipal bonds, the improving fundamental credit backdrop and favorable supply-demand dynamics helped the municipal market stay resilient. Economic reopening and vaccine distribution bolstered investor confidence while the revenue recovery for many municipal issuers was V-shaped and strong. Additionally, the American Rescue Plan Act signed into law in March 2021 provided federal aid to the already improving financial positions of state and local governments. Credit ratings agencies upgraded their outlooks for most municipal sectors from negative to stable, and individual credit upgrades exceeded downgrades by a 2-to-1 margin in this reporting period. Overall, default risk stayed notably moderate. Supply issuance in 2021 year-to-date remained on pace with 2020’s record volume, with a significant, albeit moderating, proportion of issuance in taxable municipals and refunding deals. Demand also stayed strong, with consistently positive inflows that further supported credit spread narrowing and municipal bond performance.

Municipal bonds generally performed well in the twelve-month reporting period. Municipal yields increased across the short to intermediate maturity range while remaining nearly unchanged at the long end, leading to the outperformance of longer maturity municipal bonds. Credit spreads tightened significantly as the economic recovery progressed and demand remained strong for credits offering higher yields.

Nuveen AMT-Free Municipal Credit Income Fund (NVG) & Nuveen Municipal Credit Income Fund (NZF)

What key strategies were used to manage the Funds during the twelve-month reporting period ended October 31, 2021?

NVG’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market. The Fund invests in tax-exempt municipal bonds that the portfolio management team believes are underrated or undervalued or that represent municipal market sectors that are undervalued, and uses leverage. The Fund continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that the portfolio management team believed had the potential to perform well over the long term.

NVG’s trading activity continued to focus on pursuing its investment objectives. NVG’s portfolio positioning remained stable. The Fund used the cash flows from called and maturing bonds and coupon income, as well as some tactical selling of bonds from vari-

Portfolio Managers’ Comments (continued)

ous sectors, to reinvest mainly into long maturity bonds across a diverse group of sectors. While NVG made some sizeable purchases in AA rated credits, the Fund also found opportunities to add to lower rated investment grade and high yield bonds. High grade purchases included tax supported, single- and multi-family housing, health care, transportation, and utility bonds. NVG added lower rated investment grade and below investment grade bonds, which included Puerto Rico Aqueduct and Sewer (PRASA), Puerto Rico Sales Tax Revenue (COFINA), New Jersey state debt, Energy Harbor senior debt, and New York Metropolitan Transit Authority (MTA). Bond calls and maturities from NVG’s portfolio during the reporting period were mainly pre-refunded bonds, with some tactical selling across various sectors.

NZF’s investment objective is to provide current income exempt from regular federal income tax. The Fund invests in an actively managed portfolio of tax-exempt municipal securities, and uses leverage. The Fund continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that the portfolio management team believed had the potential to perform well over the long term.

NZF’s trading activity continued to focus on pursuing its investment objectives. NZF’s purchases were primarily driven by incoming cash from called and maturing bonds and, when needed, selling some very short dated pre-refunded bonds to make opportunistic investments. The Fund focused on buying maturities of 20 years and longer in 4% and 5% coupon structures, with some additions of 3% coupon bonds toward the end of the reporting period. Management sought opportunities to add mid-grade and lower rated bonds trading at attractive relative valuations, such as A rated health care and toll roads and below investment grade issues for Puerto Rico (PRASA and COFINA), Florida high-speed passenger train Brightline, and selected health care names.

As of October 31, 2021, both Funds continued to use inverse floating rate securities. The Funds employ inverse floaters for a variety of reasons, including duration management and income and total return enhancement.

How did the Funds perform during the twelve-month reporting period ended October 31, 2021?

For the twelve months ended October 31, 2021, NVG and NZF outperformed the NVG and NZF Blended Benchmark, which is composed of 60% S&P Municipal Bond Investment Grade Index and 40% S&P Municipal Bond High Yield Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the NVG and NZF Blended Benchmark.

The main factors contributing to the outperformance of the portfolios during this reporting period were yield curve and duration positioning, credit quality allocation and individual credit selection. During the reporting period, longer duration bonds generally outperformed. The portfolios remained favorably positioned for this environment, with longer durations than their benchmark. The portfolios were well positioned from a credit quality standpoint as well, with overweights to lower rated investment grade and high yield credits, which generally outperformed, and underweights to the highest credit quality bonds, which generally lagged relative to the broad market.

Individual credit selection was a positive driver of relative performance for both portfolios. One of the top contributors was Energy Harbor common stock. The stock price appreciated on several tailwinds, namely, strong demand for energy generation as the economy reopened, rising electricity prices, and U.S. and global governments’ focus on low carbon energy sources like nuclear power, as well as the company’s increasing distance from the bankruptcy of its parent company. For NVG’s portfolio, other strong contributors to relative performance included positions in tax supported debt for the state of Illinois, Chicago Board of Education, Metropolitan Pier and Exposition Authority McCormick Place, state of New Jersey, Puerto Rico sales tax revenue bonds (COFINA), New Jersey retail and entertainment complex American Dream and Birmingham Civic Center, all of which were supported by revenue recoveries in the economic reopening, credit outlook upgrades and improved investor confidence. Similarly, NZF’s portfolio benefited from its positions in tax supported debt for the state of Illinois and the state of New Jersey, along with its positions in

Metropolitan Pier and Exposition Authority McCormick Place and Brightline Trains. Brightline’s prospects continued to improve with the ongoing construction of its Orlando route and planned extension to Disney World, new contracts for commuter rail in Miami-Dade and Broward Counties, and the full-service reopening of its Miami, Fort Lauderdale and West Palm Beach stations in early November 2021 (after the close of this reporting period).

Partially offsetting the outperformance of NVG’s portfolio was sector positioning, primarily driven by an overweight to the pre-refunded sector, which lagged, and a slight underweight to the strong performing mass transit subsector. The portfolio’s underweight to the industrial development revenue (IDR) sector also detracted from relative performance as the sector outperformed during the reporting period. At the same time, sector allocations in NZF’s portfolio were a very modest contributor to relative performance.

Nuveen Municipal High Income Opportunity Fund (NMZ)

What key strategies were used to manage the Funds during the twelve-month reporting period ended October 31, 2021?

The Fund’s primary investment objective is to provide high current income exempt from regular federal income tax. Its secondary investment objective is to seek attractive total return consistent with its primary objective. NMZ invests in an actively managed portfolio of tax-exempt municipal securities, and uses leverage. The Fund continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that the portfolio management team believed had the potential to perform well over the long term.

Trading activity continued to focus on pursuing the Fund’s investment objectives. NMZ reinvested the proceeds from called and maturing bonds as well as capital raised from a shelf offering during the reporting period. There were no active sales of positions. NMZ added to some of its longstanding positions in land-secured bonds and charter schools, which offered several attractively priced new issues. The Fund also added to positions in Brightline and Puerto Rico Electric Power Authority (PREPA). The senior living sector, which was among the hardest hit and slowest to recover sectors, began to show more attractive long-term risk-reward prospects. NMZ very selectively bought small positions in a Westchester County senior living project in Purchase, New York, and Sanctuary Long-Term Care, a portfolio of senior living projects in Texas.

As of October 31, 2021, the Fund continued to use inverse floating rate securities. The Fund employed inverse floaters for a variety of reasons, including duration management and income and total return enhancement.

How did the Fund perform during the twelve-month reporting period ended October 31, 2021?

For the twelve months ended October 31, 2021, NMZ outperformed the S&P Municipal Yield Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Yield Index.

NMZ’s portfolio benefited from its overweight to below investment grade and non-rated bonds. At the same time, individual credit selection was the largest driver of relative performance. Some of the portfolio’s largest positions were strong outperformers in this reporting period, including Energy Harbor common stock, Brightline Trains, American Dream, Buckeye Tobacco and Puerto Rico Sales Tax Revenue Bonds (COFINA). Energy Harbor’s stock price appreciated on several tailwinds, namely, strong demand for energy generation as the economy reopened, rising electricity prices, and U.S. and global governments’ focus on low carbon energy sources like nuclear power, as well as the company’s increasing distance from the bankruptcy of its parent company. Brightline’s prospects continued to improve with the ongoing construction of its Orlando route and planned extension to Disney World, new contracts for commuter rail in Miami-Dade and Broward Counties, and the full-service reopening of its Miami, Fort Lauderdale and West Palm Beach stations in early November 2021 (after the close of this reporting period). American Dream has

Portfolio Managers’ Comments (continued)

benefited from stores reopening, the strong consumer spending rebound and people seeking more normalcy as restrictions have eased. Buckeye Tobacco and COFINA also performed well, as large, well-known high yield benchmark names such as these generally do well when the market rises.

There were few detractors in NMZ’s portfolio during the reporting period. However, proton therapy bonds had a small negative impact as they have continued to lag the broader recovery despite some marginal improvement towards the end of the reporting period. This small sector in the municipal bond universe had been underperforming prior to the health crisis, and upon its outset the underperformance accelerated from diminishing demand as patients postponed testing and delayed treatment at proton therapy treatment facilities. The Fund continued to hold these positions on the view that they can add incremental value over time.

Nuveen Municipal Credit Opportunities Fund (NMCO)

What key strategies were used to manage the Funds during the twelve-month reporting period ended October 31, 2021?

The Fund’s primary investment objective is to provide a high level of current income exempt from regular U.S. federal income tax and secondarily, total return. NMCO invests primarily in high yielding, low to medium-quality municipal securities, and uses leverage. The Fund continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that the portfolio management team believed had the potential to perform well over the long term.

Trading activity continued to focus on pursuing the Fund’s investment objectives. NMCO focused on higher yielding credits that still represented good relative values and wider credit spreads. New purchases were mainly funded from the proceeds from called and maturing bonds, including larger refundings such as Northern Tobacco Settlement Bonds from Alaska and Verity Health Revenue Bonds. NMCO continued to build a position in Puerto Rico general obligations (GOs), where the credit outlook has improved and the restructuring has meaningfully progressed. NMCO participated in a new issue for Brightline after holdings in some older, lower coupon Brightline bonds were refunded, and bought a refunding deal for the Foothill/Eastern Transportation Corridor Agency Toll Road in California. There were no notable sales from NMCO’s portfolio in this reporting period.

As of October 31, 2021, the Fund continued to use inverse floating rate securities. The Fund employed inverse floaters for a variety of reasons, including duration management and income and total return enhancement.

How did the Fund perform during the twelve-month reporting period ended October 31, 2021?

For the twelve months ended October 31, 2021, NMCO outperformed the S&P Municipal Yield Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Yield Index.

The primary contributor to the portfolio’s relative performance was its credit quality allocation which was driven by its overweight to below investment grade and non-rated bonds. The portfolio also benefited from its overweight to the industrial development revenue (IDR), state general obligation (GOs), sales tax and utility sectors and its underweight to hospitals, senior living and tobacco sectors. Individual credit selection was a positive driver of relative performance as well. One of the top contributors was Energy Harbor common stock. The stock price appreciated on several tailwinds, namely, strong demand for energy generation as the economy reopened, rising electricity prices, and U.S. and global governments’ focus on low carbon energy sources like nuclear power, as well as the company’s increasing distance from the bankruptcy of its parent company. Additional contributors included Metropolitan Pier and Exposition Authority McCormick Place (commonly known as Illinois Met Pier) and Brightline Trains, along with New Jersey retail and entertainment complex American Dream.

Partially offsetting the outperformance was the portfolio’s holdings in proton therapy names, along with its position in Carousel Center Mall in Syracuse, New York and a few zero coupon tobacco settlement bonds that had modest negative returns during the reporting period. The Fund continued to hold these positions on the view that they can add incremental value over time. The portfolio’s underweight to local GOs and Puerto Rico, which generally outperformed during the reporting period, were additional modest detractors.

Nuveen Dynamic Municipal Opportunities Fund (NDMO)

What key strategies were used to manage the Funds during the twelve-month reporting period ended October 31, 2021?

The Fund’s investment objective is to provide total return through income exempt from regular federal income taxes and capital appreciation. NDMO invests primarily in municipal securities, the income on which is exempt from regular U.S. federal income tax, and uses leverage. The Fund continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that the portfolio management team believed had the potential to perform well over the long term.

Trading activity continued to focus on pursuing the Fund’s investment objective. NDMO continued to emphasize longer duration and lower rated, higher yielding bonds for their higher income earnings and total return potential. In the first half of the reporting period, the Fund tended to favor intermediate maturities, but as the yield curve adjusted and longer dated bonds declined in value, the portfolio management team sought buying opportunities in 30-year maturities and actively sold 10- to 20-year bonds. NDMO maintained its strategic allocation to higher yielding, lower rated credits. The portfolio management team looked to sell high yield securities that appeared overvalued when bids were favorable while still investing in attractive new high yield opportunities. New purchases were mostly funded from cash flows from coupon income and maturing bonds.

As of October 31, 2021, the Fund continued to use inverse floating rate securities. The Fund employed inverse floaters for a variety of reasons, including duration management and income and total return enhancement.

How did the Fund perform during the twelve-month reporting period ended October 31, 2021?

For the twelve months ended October 31, 2021, NDMO outperformed the S&P Municipal Bond Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond Index.

The primary contributor to the portfolio’s relative performance was its credit quality allocation, which was driven by its overweight to below investment grade and non-rated bonds. The portfolio also benefited from its overweight to revenue sectors and underweight to general obligation bonds (GOs). Notably, the portfolio benefited from positions in the industrial development revenue (IDR) sector such as plastics recycler PureCycle Ohio LLC, Big River Steel and American Airlines, and transportation names, including New York Metropolitan Transit Authority (MTA) and Brightline Trains. Brightline’s prospects continued to improve with the ongoing construction of its Orlando route and planned extension to Disney World, new contracts for commuter rail in Miami-Dade and Broward Counties, and the full-service reopening of its Miami, Fort Lauderdale and West Palm Beach stations in early November 2021 (after the close of this reporting period).

There were few detractors in NDMO’s portfolio in this reporting period. However, the portfolio’s position in Gunderson Lutheran Health System had a small negative impact. The position was bought at a point during the reporting period when prevailing rates were lower and subsequently underperformed when rates increased. Following the end of the reporting period, the Fund exited a majority of the position in favor of other opportunities.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares, reverse repurchase agreements, borrowings and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest a Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The use of leverage had a positive impact on the total return performance of the Funds over the reporting period.

As of October 31, 2021, the Funds’ percentages of leverage are as shown in the accompanying table.

	NVG	NZF	NMZ	NMCO	NDMO
Effective Leverage*	37.21%	36.50%	34.81%	36.60%	32.57%
Regulatory Leverage*	34.35%	36.17%	15.47%	35.31%	20.58%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings and reverse repurchase agreements are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of October 31, 2021, the following Funds have issued and outstanding preferred shares as shown in the accompanying table.

Variable Rate
	Variable Rate	Remarketed
	Preferred*	Preferred**
	Shares Issued	Shares Issued at
	at Liquidation	at Liquidation
	Preference	Preference	Total
NVG	$ 317,400,000	$1,611,600,000	$1,929,000,000
NZF	$1,172,000,000	$ 196,000,000	$1,368,000,000
NMZ	$ 257,000,000	$ —	$ 257,000,000
NMCO	$ 350,000,000	$ 100,000,000	$ 450,000,000

*	Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares for further details.
**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, for further details.

Refer to Notes to Financial Statements, Note 5 – Fund Shares and Note 11 – Subsequent Events for further details on preferred shares and each Fund’s respective transactions.

Reverse Repurchase Agreements

As noted previously, during the current fiscal period, NDMO (and NMZ, subsequent to the close of the reporting period) used reverse repurchase agreements, in which each Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed upon price and date. The Funds’ transactions in reverse repurchase agreements are as shown in the accompanying table.

						Subsequent to the Close of
		Current Reporting Period				the Reporting Period
	Outstanding			Outstanding	Average			Outstanding
	Balance as of			Balance as of	Balance			Balance as of
	November 1, 2020	Sales	Purchases	October 31, 2021	Outstanding	Sales	Purchases	December 28, 2021
NMZ	$ —	$ —	$ —	$ —	$ —	$74,310,000	$ —	$74,310,000
NDMO	$ —	$44,800,000	$ —	$44,800,000	$41,797,596*	$ —	$ —	$44,800,000

*	For the period April 7, 2020 (initial sales on reverse repurchase agreements) through October 31, 2021.

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements and Note 11 – Subsequent Events for further details.

Bank Borrowings

As noted previously, NDMO employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table. Paydowns reflect on-going leverage management activity that seeks to maintain the Fund’s leverage ratio within a specified internal operating range.

Subsequent to the Close of
	Current Reporting Period				the Reporting Period
Outstanding			Outstanding	Average			Outstanding
Balance as of			Balance as of	Balance			Balance as of
November 1, 2020	Draws	Paydowns	October 31, 2021	Outstanding*	Draws	Paydowns	December 28, 2021
$ —	$191,900,000	$ —	$191,900,000	$168,246,417	$ —	$ —	$191,900,000

*	For the period December 15, 2020 (initial draw on borrowings) through October 31, 2021.

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

Common Share Information

NVG, NZF, NMZ and NMCO COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the distributions for NVG, NZF, NMZ and NMCO are current as of October 31, 2021. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

		Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NVG	NZF	NMZ	NMCO
November 2020	$ 0.0675	$ 0.0660	$ 0.0620	$ 0.0620
December	0.0675	0.0660	0.0620	0.0620
January	0.0675	0.0660	0.0620	0.0620
February	0.0675	0.0660	0.0620	0.0620
March	0.0675	0.0660	0.0620	0.0620
April	0.0675	0.0660	0.0650	0.0620
May	0.0675	0.0660	0.0650	0.0620
June	0.0675	0.0660	0.0650	0.0620
July	0.0675	0.0660	0.0650	0.0620
August	0.0675	0.0660	0.0650	0.0620
September	0.0675	0.0660	0.0650	0.0620
October 2021	0.0675	0.0660	0.0650	0.0620
Total Distributions from Net Investment Income	$0.8100	$0.7920	$0.7650	$0.7440
Total Distributions from Long Term Capital Gains*	$ 0.0874	$ —	$ —	$ —
Total Distributions	$ 0.8974	$ 0.7920	$ 0.7650	$ 0.7440

Yields
Market Yield**	4.68%	4.73%	5.30%	4.95%
Taxable-Equivalent Yield**	7.91%	7.99%	8.95%	8.36%

*	Distribution paid in December 2020.
**	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

NVG, NZF, NMZ and NMCO seek to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 — Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by NVG, NZF, NMZ and NMCO during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

COMMON SHARE DISTRIBUTION INFORMATION FOR NDMO

The following information regarding NDMO’s distributions is current as of October 31, 2021, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.
•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.
•	Each period’s distributions are expected to be paid from some or all of the following sources:

• net investment income consisting of regular interest and dividends,

• net realized gains from portfolio investments, and

• unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.
•	Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

Common Share Information (continued)

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of October 31, 2021

	Latest	Annualized		Cumulative
	Monthly	Current	1-Year	Fiscal YTD	Fiscal
Inception	Per Share	Distribution	Return	Distributions	YTD Return
Date	Distribution	on NAV	on NAV	on NAV	on NAV
8/26/20	$0.0765	5.88%	10.77%	5.88%	10.77%

The following table provides the Fund’s distribution sources as of October 31, 2021.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of October 31, 2021

	Fiscal YTD			Fiscal YTD
Percentage of Distributions				Per Share Amounts
Net				Net
Investment	Realized	Return of	Total	Investment	Realized	Return of
Income	Gains	Capital	Distribution	Income	Gains	Capital
54.68%	33.25%	12.07%	$0.9180	$0.5020	$0.3052	$0.1108

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closedendfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE EQUITY SHELF PROGRAM

During the current reporting period, NMZ, NMCO and NDMO were authorized by the Securities and Exchange Commission (SEC) to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, NMZ, NMCO and NDMO, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. The maximum aggregate offering under these Shelf Offerings, are as shown in the accompanying table.

	NMZ*	NMCO**	NDMO***
Maximum aggregate offering	Unlimited	90,000,000	250,000,000

*	Represents maximum aggregate offering for the period March 8, 2021 through October 31, 2021. The Fund carried forward 13,340,607 common shares from the 19,500,000 additional previously authorized common shares.
**	Represents maximum aggregate offering for the period March 25, 2021 through October 31, 2021.
***	Represents maximum aggregate offering for the period August 26, 2021 through October 31, 2021.

During the current reporting period, NMZ, NMCO and NDMO sold common shares through their Shelf Offering at a weighted average premium to their NAV per common share as shown in the accompanying table.

	NMZ	NMCO	NDMO
Common shares sold through shelf offering	13,616,818	10,000	1,449,334
Weighted average premium to NAV per common share sold	2.75%	1.09%	1.58%

Subsequent to the reporting period, NVG was authorized by the SEC to issue additional common shares through a Shelf Offering. Refer to Notes to Financial Statements, Note 5 – Fund Shares and Note 11 – Subsequent Events for further details on Shelf Offerings and each Fund’s transactions.

COMMON SHARE REPURCHASES

During August 2021, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of October 31, 2021, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NVG	NZF	NMZ	NMCO	NDMO
Common shares cumulatively repurchased and retired	202,500	47,500	0	0	0
Common shares authorized for repurchase	21,335,000	14,210,000	9,220,000	5,325,000	5,700,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of October 31, 2021, the Funds’ common share prices were trading at an average premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows.

	NVG	NZF	NMZ	NMCO	NDMO
Common share NAV	17.28	16.98	14.53	15.47	15.60
Common share price	17.29	16.73	14.71	15.04	15.64
Premium/(Discount) to NAV	0.06%	(1.47)%	1.24%	(2.78)%	0.26%
Average premium/(discount) to NAV	(2.02)%	(2.88)%	2.08%	(3.27)%	1.83%

NVG	Nuveen AMT-Free Municipal Credit Income Fund Performance Overview and Holding Summaries as of October 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2021

	Average Annual
	1-Year	5-Year	10-Year
NVG at Common Share NAV	8.54%	6.11%	6.90%
NVG at Common Share Price	16.65%	8.64%	7.89%
S&P Municipal Bond Index	2.76%	3.33%	3.95%
NVG Blended Benchmark[1,2]	5.04%	4.17%	4.56%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

1	For purposes of Fund performance, relative results are measured against this benchmark/index.
2	NVG Blended Benchmark consists of the returns of the S&P Municipal Bond Index prior to 4/11/16 and thereafter: 1) 60% of the return of the S&P Municipal Bond Investment Grade Index and 2) 40% of the return of the S&P Municipal Bond High Yield Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	154.9%
Common Stocks	0.9%
Other Assets Less Liabilities	1.5%

Net Assets Plus Floating Rate Obligations,
AMTP Shares, net of deferred offering
costs, MFP Shares, net of deferred
offering costs & VRDP Shares,
net of deferred offering costs	157.3%
Floating Rate Obligations	(5.1)%
AMTP Shares, net of deferred
offering costs	(3.0)%
MFP Shares, net of deferred
offering costs	(11.0)%
VRDP Shares, net of deferred
offering costs	(38.2)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.2%
AAA	4.2%
AA	21.8%
A	20.0%
BBB	17.5%
BB or Lower	9.4%
N/R (not rated)	16.3%
N/A (not applicable)	0.6%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	20.0%
Health Care	17.4%
Transportation	10.7%
U.S. Guaranteed	10.6%
Utilities	9.7%
Education and Civic Organizations	9.5%
Tax Obligation/General	9.4%
Consumer Staples	5.1%
Other	7.6%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	15.1%
California	7.8%
Texas	7.0%
Colorado	6.6%
Ohio	5.9%
New York	5.1%
Pennsylvania	3.9%
New Jersey	3.7%
Connecticut	3.7%
Puerto Rico	2.9%
Florida	2.9%
Wisconsin	2.3%
Massachusetts	2.1%
Georgia	2.0%
South Carolina	1.9%
Michigan	1.9%
District of Columbia	1.7%
Arizona	1.6%
Indiana	1.5%
Missouri	1.5%
Other[1]	18.9%
Total	100%

1 See Portfolio of Investments for details on “other” States and Territories.

NZF	Nuveen Municipal Credit Income Fund
Performance Overview and Holding Summaries as of October 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2021

	Average Annual
	1-Year	5-Year	10-Year
NZF at Common Share NAV	11.45%	6.00%	6.95%
NZF at Common Share Price	19.05%	8.10%	7.47%
S&P Municipal Bond Index	2.76%	3.33%	3.95%
NZF Blended Benchmark[1,2]	5.04%	4.17%	4.56%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

1	For purposes of Fund performance, relative results are measured against this benchmark/index.
2	NZF Blended Benchmark consists of the returns of the S&P Municipal Bond Index prior to 4/11/16 and thereafter: 1) 60% of the return of the S&P Municipal Bond Investment Grade Index and 2) 40% of the return of the S&P Municipal Bond High Yield Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	151.3%
Common Stocks	2.3%
Investment Companies	0.1%
Corporate Bonds	0.0%
Other Assets Less Liabilities	3.3%

Net Assets Plus Floating Rate
Obligations, MFP Shares, net of
deferred offering costs & VRDP
Shares, net of deferred offering costs	157.0%
Floating Rate Obligations	(0.6)%
MFP Shares, net of deferred
offering costs	(26.5)%
VRDP Shares, net of deferred
offering costs	(29.9)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	6.3%
AAA	1.5%
AA	21.5%
A	22.0%
BBB	23.1%
BB or Lower	9.6%
N/R (not rated)	14.4%
N/A (not applicable)	1.6%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	21.1%
Transportation	18.3%
Health Care	15.9%
Tax Obligation/General	14.3%
Utilities	12.7%
U.S. Guaranteed	7.4%
Other	10.3%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	18.7%
California	14.7%
New York	12.8%
Texas	9.7%
Florida	4.9%
Colorado	4.0%
New Jersey	3.9%
Puerto Rico	3.5%
Pennsylvania	3.5%
Missouri	2.3%
Indiana	2.0%
South Carolina	1.7%
Other[1]	18.3%
Total	100%

1 See Portfolio of Investments for details on “other” States and Territories.

NMZ	Nuveen Municipal High Income Opportunity Fund Performance Overview and Holding Summaries as of October 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2021

	Average Annual
	1-Year	5-Year	10-Year
NMZ at Common Share NAV	15.80%	6.96%	8.79%
NMZ at Common Share Price	17.32%	7.86%	8.84%
S&P Municipal Yield Index	8.87%	5.69%	6.50%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	146.8%
Common Stocks	2.9%
Corporate Bonds	0.8%
Other Assets Less Liabilities	0.3%

Net Assets Plus Floating Rate
Obligations & AMTP Shares,
net of deferred offering costs	150.8%
Floating Rate Obligations	(32.5)%
AMTP Shares, net of deferred
offering costs	(18.3)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	2.9%
AAA	0.6%
AA	10.2%
A	10.5%
BBB	17.0%
BB or Lower	11.7%
N/R (not rated)	46.9%
N/A (not applicable)	0.2%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	29.5%
Transportation	13.3%
Education and Civic Organizations	12.2%
Health Care	11.8%
Tax Obligation/General	6.8%
Utilities	6.4%
Housing/Multifamily	5.5%
Other	14.5%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	15.3%
California	11.5%
Florida	10.7%
Puerto Rico	7.0%
New York	6.7%
Colorado	6.6%
Ohio	4.9%
Wisconsin	4.2%
Texas	4.0%
Kentucky	3.4%
New Jersey	3.1%
Arizona	2.6%
South Carolina	1.6%
Other[1]	18.4%
Total	100%

1 See Portfolio of Investments for further details on “other” States and Territories.

NMCO	Nuveen Municipal Credit Opportunities Fund
Performance Overview and Holding Summaries as of October 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2021

	Average Annual
		Since
	1-Year	Inception
NMCO at Common Share NAV	26.91%	6.54%
NMCO at Common Share Price	35.55%	5.29%
S&P Municipal Yield Index	8.87%	5.77%

Since inception returns are from 9/16/19. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

1 Value on 9/16/19 is $15.00, which represents the Fund’s public offering price less sales load.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	149.7%
Common Stocks	5.0%
Exchange-Traded Funds	0.2%
Short-Term Municipal Bonds	0.1%
Other Assets Less Liabilities	2.6%

Net Assets Plus Floating
Rate Obligations, MFP Shares,
net of deferred offerings	157.6%
Floating Rate Obligations	(3.1)%
MFP Shares, net of deferred
offerings	(54.5)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	0.4%
AA	2.0%
A	1.0%
BBB	9.0%
BB or Lower	32.5%
N/R (not rated)	51.7%
N/A (not applicable)	3.4%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	20.7%
Industrials	15.8%
Transportation	12.8%
Education and Civic Organizations	9.9%
Tax Obligation/General	9.3%
Utilities	8.0%
Health Care	7.6%
Long-Term Care	6.8%
Consumer Staples	6.0%
Other	3.1%
Total	100%

States and Territories
(% of total municipal bonds)
Florida	12.3%
Illinois	11.0%
Puerto Rico	9.2%
New York	7.5%
Ohio	6.4%
Colorado	5.8%
Wisconsin	5.7%
California	4.9%
Alabama	4.6%
Pennsylvania	4.5%
Arizona	2.9%
New Jersey	2.7%
Virgin Islands	2.4%
Arkansas	2.4%
Other[1]	17.7%
Total	100%

1 See Portfolio of Investments for further details on “other” States and Territories.

NDMO	Nuveen Dynamic Municipal Opportunities Fund
Performance Overview and Holding Summaries as of October 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Returns as of October 31, 2021

	Average Annual
		Since
	1-Year	Inception
NDMO at Common Share NAV	10.77%	9.03%
NDMO at Common Share Price	10.47%	9.27%
S&P Municipal Yield Index	8.87%	9.02%
S&P Municipal Bond Index[1]	2.76%	2.54%

Since inception returns are from 8/26/20. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

1 For purposes of Fund performance, relative results are measured against this benchmark/index.

2 Value on 8/26/20 is $15.00, which represents the Fund’s public offering price less sales load.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	148.6%
Corporate Bonds	0.2%
Other Assets Less Liabilities	(0.5)%

Net Assets Plus Borrowings, Floating
Rate Obligations & Reverse
Repurchase Agreements, including
accrued interest	148.3%
Borrowings	(21.0)%
Floating Rate Obligations	(22.4)%
Reverse Repurchase Agreements,
including accrued interest	(4.9)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	0.3%
AAA	1.3%
AA	19.0%
A	20.2%
BBB	15.1%
BB or Lower	11.0%
N/R (not rated)	33.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	31.6%
Health Care	16.4%
Education and Civic Organizations	13.5%
Transportation	11.3%
Tax Obligation/General	7.3%
Utilities	7.0%
Other	12.9%
Total	100%

States and Territories
(% of total municipal bonds)
California	13.6%
New York	13.5%
Florida	11.5%
Colorado	8.2%
Illinois	6.2%
Arizona	5.6%
Texas	4.9%
Puerto Rico	4.7%
Ohio	4.7%
New Jersey	4.3%
Wisconsin	2.8%
Virginia	2.2%
Other[1]	17.8%
Total	100%

1 See Portfolio of Investments for further details on “other” States and Territories.

Shareholder Meeting Report

The annual meeting of shareholders was held on April 6, 2021 for NMCO. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members. The annual meeting of shareholders was held on August 4, 2021 for NVG, NZF, NMZ and NDMO. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

	NVG			NZF	NMZ
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	Preferred
	as a class	as a class	as a class	as a class	as a class	Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	136,310,091	—	85,071,581	—	52,373,963	—
Withhold	25,017,752	—	24,763,343	—	11,956,650	—
Total	161,327,843	—	109,834,924	—	64,330,613	—
Joanne T. Medero
For	157,571,374	—	107,060,540	—	62,804,850	—
Withhold	3,756,469	—	2,774,384	—	1,525,763	—
Total	161,327,843	—	109,834,924	—	64,330,613	—
Matthew Thornton III
For	157,511,149	—	107,029,179	—	62,520,503	—
Withhold	3,816,694	—	2,805,745	—	1,810,110	—
Total	161,327,843	—	109,834,924	—	64,330,613	—
William C. Hunter
For	—	149,564	—	5,010	—	1,700
Withhold	—	67,451	—	5,310	—	810
Total	—	217,015	—	10,320	—	2,510
Albin F. Moschner
For	—	149,564	—	5,010	—	1,700
Withhold	—	67,451	—	5,310	—	870
Total	—	217,015	—	10,320	—	2,570

	NMCO		NDMO
	Common and
	Preferred
	shares voting
	together	Preferred	Common
	as a class	Shares	shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	23,255,165	—	30,241,146
Withhold	18,194,559	—	20,205,312
Total	41,449,724	—	50,446,458
Joanne T. Medero
For	—	—	49,826,020
Withhold	—	—	620,438
Total	—	—	50,446,458
Matthew Thornton III
For	40,529,982	—	48,722,614
Withhold	919,742	—	1,723,844
Total	41,449,724	—	50,446,458
William C. Hunter
For	—	900	—
Withhold	—	3,600	—
Total	—	4,500	—
Albin F. Moschner
For	—	900	31,395,136
Withhold	—	3,600	19,051,322
Total	—	4,500	50,446,458

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Nuveen AMT-Free Municipal Credit Income Fund
Nuveen Municipal Credit Income Fund
Nuveen Municipal High Income Opportunity Fund
Nuveen Municipal Credit Opportunities Fund
Nuveen Dynamic Municipal Opportunities Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nuveen AMT-Free Municipal Credit Income Fund, Nuveen Municipal Credit Income Fund, Nuveen Municipal High Income Opportunity Fund, Nuveen Municipal Credit Opportunities Fund, and Nuveen Dynamic Municipal Opportunities Fund (the Funds), including the portfolios of investments, as of October 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (the year then ended and the period from August 26, 2020 (commencement of operations) to October 31, 2020 for Nuveen Dynamic Municipal Opportunities Fund), and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended (the two-year period then ended and the period from September 16, 2019 (commencement of operations) to October 31, 2019 for Nuveen Municipal Credit Opportunities Fund and the year then ended and the period from August 26, 2020 to October 31, 2020 for Nuveen Dynamic Municipal Opportunities Fund). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2021, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended (the year then ended and the period from August 26, 2020 to October 31, 2020 for Nuveen Dynamic Municipal Opportunities Fund), and the financial highlights for each of the years in the five-year period then ended (the two-year period then ended and the period from September 16, 2019 to October 31, 2019 for Nuveen Municipal Credit Opportunities Fund and the year then ended and the period from August 26, 2020 to October 31, 2020 for Nuveen Dynamic Municipal Opportunities Fund), in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois
December 28, 2021

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 155.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 154.9% (99.4% of Total Investments)
	Alabama – 2.0% (1.3% of Total Investments)
$ 3,645	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds,	9/25 at 100.00	N/R	$ 3,967,437
	University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A
5,000	Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018A,	7/28 at 100.00	Aa3	5,553,900
	4.000%, 7/01/43
22,655	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A2	32,223,566
	5.000%, 9/01/46
8,100	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds,	4/25 at 100.00	N/R	8,805,996
	Spring Hill College Project, Series 2015, 5.875%, 4/15/45
	The Improvement District of the City of Mobile – McGowin Park Project, Alabama, Sales
	Tax Revenue Bonds, Series 2016A:
1,000	5.250%, 8/01/30	8/26 at 100.00	N/R	1,048,440
1,300	5.500%, 8/01/35	8/26 at 100.00	N/R	1,358,643
5,970	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	6,874,455
	Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A
12,000	UAB Medicine Finance Authority, Alabama, Revenue Bonds, Series 2019B, 4.000%, 9/01/44	9/29 at 100.00	AA–	13,794,360
59,670	Total Alabama			73,626,797
	Alaska – 0.5% (0.3% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed
	Bonds, Senior Series 2021A Class 1:
2,490	4.000%, 6/01/41	6/31 at 100.00	A–	2,888,276
8,100	4.000%, 6/01/50	6/31 at 100.00	BBB+	8,997,966
720	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	6/31 at 100.00	BBB–	794,311
	Bonds, Series 2021B-1 Class 2, 4.000%, 6/01/50
26,570	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	6/31 at 30.73	N/R	4,303,989
	Bonds, Series 2021B-2 Class 2, 0.010%, 6/01/66
37,880	Total Alaska			16,984,542
	Arizona – 2.5% (1.6% of Total Investments)
4,230	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	4,283,425
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
1,475	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	BB	1,687,828
	Basis Schools, Inc. Projects, Series 2017D, 5.000%, 7/01/47, 144A
6,290	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	7/29 at 100.00	BB	7,113,109
	Math & Science Projects, Series 2019, 5.000%, 7/01/54, 144A
3,260	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus	6/28 at 100.00	N/R	3,695,862
	Academy Project, Series 2018A, 6.375%, 6/01/39, 144A
10,000	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility	7/22 at 100.00	A1	10,256,500
	Project, Refunding Senior Series 2012A, 5.000%, 7/01/31
3,142	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds,	7/27 at 100.00	N/R	2,419,491
	Series 2017A, 7.000%, 7/01/41, 144A (4)
4,885	Glendale Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Royal	5/26 at 103.00	BBB–	5,468,953
	Oaks Royal Oaks – Inspirata Pointe Project, Series 2020A, 5.000%, 5/15/56
	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,
	Legacy Traditional Schools Projects, Taxable Series 2019B:
1,730	5.000%, 7/01/49, 144A	7/29 at 100.00	BB+	1,976,698
1,975	5.000%, 7/01/54, 144A	7/29 at 100.00	BB+	2,249,367

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 800	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Reid	7/26 at 100.00	Baa3	$ 893,184
	Traditional School Projects, Series 2016, 5.000%, 7/01/47
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion
	Project, Series 2005B:
6,000	5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	8,791,620
8,755	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	13,161,479
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Basis Schools, Inc. Projects, Series 2016A:
620	5.000%, 7/01/35, 144A	7/25 at 100.00	BB	687,233
1,025	5.000%, 7/01/46, 144A	7/25 at 100.00	BB	1,126,977
2,045	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds,	7/24 at 101.00	N/R	2,045,102
	Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Series 2016:
1,130	5.250%, 7/01/36	7/26 at 100.00	BB–	1,229,722
1,850	5.375%, 7/01/46	7/26 at 100.00	BB–	1,997,389
2,135	5.500%, 7/01/51	7/26 at 100.00	BB–	2,299,374
2,920	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 103.00	N/R	3,282,927
	Edkey Charter Schools Project, Series 2019, 5.875%, 7/01/51, 144A
885	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	925,427
	San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A
3,050	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/28 at 100.00	N/R	3,444,609
	San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc Prepay Contract Obligations, Series 2007:
6,820	5.000%, 12/01/32	No Opt. Call	A3	8,900,305
2,465	5.000%, 12/01/37	No Opt. Call	A3	3,383,410
2,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/23 at 100.00	A+	2,158,580
	Yavapai Regional Medical Center, Series 2013A, 5.250%, 8/01/33
79,487	Total Arizona			93,478,571
	Arkansas – 0.3% (0.2% of Total Investments)
	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas
	Cancer Research Center Project, Series 2006:
2,635	0.000%, 7/01/36 – AMBAC Insured	No Opt. Call	Aa2	1,807,083
20,480	0.000%, 7/01/46 – AMBAC Insured	No Opt. Call	Aa2	9,537,741
23,115	Total Arkansas			11,344,824
	California – 12.1% (7.8% of Total Investments)
6,135	Alhambra Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	AA	5,307,204
	Bonds, Capital Appreciation Series 2009B, 0.010%, 8/01/30 – AGC Insured
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement
	Project, Series 1997C:
5,795	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	4,318,434
6,820	0.000%, 9/01/35 – AGM Insured (ETM)	No Opt. Call	AA (5)	5,383,231
4,100	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A,	3/26 at 100.00	BBB	4,491,509
	5.000%, 3/01/41
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	A1 (5)	5,340,000
	Series 2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
5,825	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	5,436,356
	Fountains at Emerald Park, Senior Lien Series 2021A-1, 3.000%, 8/01/56, 144A
1,430	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	1,640,439
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
580	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB–	692,329
	Los Angeles County Securitization Corporation, Series 2020B-1, 5.000%, 6/01/49

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 50,460	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 26.72	N/R	$ 9,636,851
	Los Angeles County Securitization Corporation, Series 2020B-2, 0.010%, 6/01/55
22,965	California Educational Facilities Authority, Revenue Bonds, Stanford University Series	No Opt. Call	AAA	34,535,686
	2016U-7, 5.000%, 6/01/46 (UB) (6)
15,850	California Educational Facilities Authority, Revenue Bonds, Stanford University Series	No Opt. Call	AAA	24,361,608
	2019V-1, 5.000%, 5/01/49
10,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/22 at 100.00	AA–	10,379,100
	Children’s Hospital, Series 2012A, 5.000%, 8/15/51
1,600	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA–	1,722,752
	System, Series 2013A, 5.000%, 7/01/37
6,665	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and	8/25 at 100.00	AA	7,631,892
	Clinics, Series 2015A, 5.000%, 8/15/54 (UB) (6)
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and
	Clinics, Tender Option Bond Trust 2016-XG0049:
1,555	9.434%, 8/15/51 (Pre-refunded 8/15/22), 144A (IF) (6)	8/22 at 100.00	AA (5)	1,672,791
1,650	9.442%, 8/15/51 (Pre-refunded 8/15/22), 144A (IF) (6)	8/22 at 100.00	AA (5)	1,775,103
4,075	9.442%, 8/15/51 (Pre-refunded 8/15/22), 144A (IF)	8/22 at 100.00	AA (5)	4,383,967
5,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series	8/23 at 100.00	A1 (5)	5,424,250
	2013A, 5.000%, 8/15/52 (Pre-refunded 8/15/23)
	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace
	Academy Project, Series 2016A:
3,065	5.000%, 7/01/31, 144A	7/26 at 100.00	BB	3,476,813
1,000	5.000%, 7/01/36, 144A	7/26 at 100.00	BB	1,126,270
555	5.000%, 7/01/41, 144A	7/26 at 100.00	BB	620,890
195	5.000%, 7/01/46, 144A	7/26 at 100.00	BB	216,965
	California Municipal Finance Authority, Education Revenue Bonds, American Heritage
	Foundation Project, Series 2016A:
260	5.000%, 6/01/36	6/26 at 100.00	BBB–	294,778
435	5.000%, 6/01/46	6/26 at 100.00	BBB–	486,300
3,000	California Municipal Finance Authority, Revenue Bonds, Simpson University, Series 2020A,	10/27 at 103.00	N/R	3,362,250
	6.000%, 10/01/50
5,425	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	BBB	6,410,722
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	11/21/45, 144A
2,050	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series	10/26 at 100.00	BBB–	2,372,363
	2017, 5.000%, 10/15/47
735	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep	6/26 at 100.00	N/R	791,904
	- Obligated Group, Series 2016, 5.000%, 6/01/46, 144A
715	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education	6/25 at 100.00	N/R	778,656
	? Obligated Group, Series 2016A, 5.000%, 6/01/36, 144A
570	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education	6/26 at 100.00	N/R	624,275
	? Obligated Group, Series 2017A, 5.125%, 6/01/47, 144A
80	California State, General Obligation Bonds, Series 2002, 5.000%, 10/01/32 –	11/21 at 100.00	Aa2	80,294
	NPFG Insured
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 –	11/21 at 100.00	Aa2	5,018
	AMBAC Insured
12,710	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	14,377,679
	Linda University Medical Center, Series 2014A, 5.500%, 12/01/54
65,505	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	74,957,371
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
10,130	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	12,297,516
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
4,000	California Statewide Communities Development Authority, Revenue Bonds, Huntington	7/24 at 100.00	A–	4,294,840
	Memorial Hospital, Refunding Series 2014B, 4.000%, 7/01/39

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
$ 280	5.750%, 7/01/30 (4), (7)	11/21 at 100.00	N/R	$ 244,900
807	5.750%, 7/01/35 (4), (7)	11/21 at 100.00	N/R	706,779
5,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds,	No Opt. Call	AA+ (5)	4,898,450
	Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)
1,205	CMFA Special Finance Agency VII, California, Essential Housing Revenue Bonds, Senior	8/31 at 100.00	N/R	1,114,083
	Lien Series 2021A-1, 3.000%, 8/01/56, 144A
3,400	Coachella Valley Unified School District, Riverside County, California, General	No Opt. Call	AA	2,676,650
	Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/33 – AGM Insured
14,375	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds,	No Opt. Call	AA	8,700,181
	Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 – AGM Insured
	El Rancho Unified School District, Los Angeles County, California, General Obligation
	Bonds, Election 2010 Series 2011A:
2,615	0.000%, 8/01/31 – AGM Insured (8)	8/28 at 100.00	A1	3,163,679
3,600	0.000%, 8/01/34 – AGM Insured (8)	8/28 at 100.00	A1	4,347,108
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Senior Lien Series 2015A:
3,960	0.000%, 1/15/34 – AGM Insured	No Opt. Call	AA	3,042,508
5,000	0.010%, 1/15/35 – AGM Insured	No Opt. Call	AA	3,727,700
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
910	0.000%, 1/15/42 (8)	1/31 at 100.00	A–	1,145,963
6,610	6.000%, 1/15/49 (Pre-refunded 1/15/24)	1/24 at 100.00	A– (5)	7,430,169
4,445	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	7/29 at 100.00	A–	4,864,830
	Refunding Term Rate Sub-Series 2013B-1, 3.500%, 1/15/53
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement
	Asset-Backed Bonds, Series 2018A-1:
9,795	5.000%, 6/01/47	6/22 at 100.00	N/R	10,030,178
6,240	5.250%, 6/01/47	6/22 at 100.00	N/R	6,400,742
10,250	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	10,496,102
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
	Kern Community College District, California, General Obligation Bonds, Safety, Repair &
	Improvement, Election 2002 Series 2006:
5,600	0.000%, 11/01/24 – AGM Insured	No Opt. Call	AA	5,516,672
5,795	0.000%, 11/01/25 – AGM Insured	No Opt. Call	AA	5,628,046
1,090	Lincoln Public Financing Authority, Placer County, California, Twelve Bridges Limited	11/21 at 100.00	AA	1,092,932
	Obligation Revenue Bonds, Refunding Series 2011A, 4.375%, 9/02/25 – AGM Insured
7,575	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	8,503,392
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (8)
3,310	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	5,174,788
	Series 2009B, 6.500%, 11/01/39
	Oceanside Unified School District, San Diego County, California, General Obligation
	Bonds, Capital Appreciation, 2008 Election Series 2009A:
530	0.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AA (5)	509,871
605	0.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	Aa3 (5)	582,022
4,770	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA	4,531,500
225	0.000%, 8/01/28 – AGC Insured (ETM)	No Opt. Call	AA (5)	207,860
1,995	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA	1,808,268
525	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	11/21 at 100.00	N/R (5)	547,454
	Bonds, Redevelopment Project 1, Series 1993, 5.850%, 8/01/22 – NPFG Insured (ETM)
3,905	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1	8/25 at 100.00	N/R	4,206,076
	Esencia Village, Series 2015A, 4.250%, 8/15/38
	Palo Alto, California, Certificates of Participation, Public Safety Building, Series 2021:
2,560	2.000%, 11/01/42	11/30 at 100.00	AA+	2,397,440
2,070	2.125%, 11/01/44	11/30 at 100.00	AA+	1,944,330

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 3,700	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	A2	$ 3,554,664
	Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured
7,935	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 7.000%,	8/29 at 100.00	AA	11,045,758
	8/01/38 – AGC Insured
9,145	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	AA–	7,917,924
	Development Project, Series 1999, 0.000%, 8/01/30 – AMBAC Insured
670	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	A	727,037
	Series 2013A, 5.750%, 6/01/48
	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District
	2006-1 Marblehead Coastal, Series 2015:
480	5.000%, 9/01/40	9/25 at 100.00	N/R	536,846
905	5.000%, 9/01/46	9/25 at 100.00	N/R	1,005,536
4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/23 at 100.00	A1	4,264,520
	International Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road
	Revenue Bonds, Refunding Senior Lien Series 2014A:
2,680	5.000%, 1/15/44	1/25 at 100.00	A–	2,987,101
8,275	5.000%, 1/15/50	1/25 at 100.00	A–	9,207,013
7,210	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	No Opt. Call	Baa2	7,061,546
	Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured
3,400	San Mateo County Community College District, California, General Obligation Bonds,	No Opt. Call	AAA	2,989,620
	Series 2006C, 0.000%, 9/01/30 – NPFG Insured
4,340	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	3,336,722
	Election Series 2012G, 0.000%, 8/01/34 – AGM Insured
5,690	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 41.10	AA	2,200,949
	Refunding Series 2015, 0.000%, 8/01/42
	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration
	and Housing Facility, Series 1994A:
3,575	6.250%, 7/01/24 (ETM)	No Opt. Call	Baa2 (5)	3,924,707
3,575	6.250%, 7/01/24	No Opt. Call	Baa2	3,925,672
3,500	Saugus Union School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	Aa1	3,465,560
	Series 2006, 0.000%, 8/01/23 – FGIC Insured
610	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	675,435
	District 16-01, Series 2017, 6.250%, 9/01/47, 144A
454,677	Total California			445,175,689
	Colorado – 10.2% (6.6% of Total Investments)
4,300	Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series	12/26 at 103.00	N/R	4,263,708
	2021, 4.375%, 12/01/52
850	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax	9/24 at 103.00	N/R	906,568
	General Obligation Bonds, Refunding & Improvement Series 2019A, 5.000%, 12/01/39
	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding
	Series 2016A:
883	5.500%, 12/01/36	12/21 at 103.00	N/R	911,230
1,175	5.750%, 12/01/46	12/21 at 103.00	N/R	1,212,483
1,100	Belleview Station Metropolitan District 2, Denver City and County, Colorado, General	12/21 at 103.00	N/R	1,137,158
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax Refunding & Improvement
	Series 2017, 5.000%, 12/01/36
700	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited	12/22 at 103.00	N/R	733,460
	Tax Convertible to Unlimited Tax, Series 2017A, 5.000%, 12/01/47
3,410	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation	12/22 at 103.00	N/R	3,568,838
	and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47
1,690	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General Obligation	12/22 at 103.00	N/R	1,768,720
	and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &
	Improvement Series 2017:
$ 1,140	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	$ 1,197,023
5,465	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	5,722,183
1,475	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	12/25 at 103.00	N/R	1,602,720
	Improvement Series 2020A, 5.000%, 12/01/51
195	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,	12/23 at 100.00	BB+	204,114
	Refunding Series 2014, 5.000%, 12/01/43
1,200	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General	12/22 at 103.00	N/R	1,255,572
	Obligation Refunding & Improvement Series 2017A, 5.000%, 12/01/47
930	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/26 at 100.00	A+	971,273
	Flagstaff Academy Project, Refunding Series 2016, 3.625%, 8/01/46
1,165	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	12/24 at 100.00	A+	1,273,310
	The Classical Academy Project, Refunding Series 2015A, 5.000%, 12/01/38
3,675	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	6/26 at 100.00	A+	3,853,201
	Vanguard School Project, Refunding & Improvement Series 2016, 3.750%, 6/15/47
1,750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	6/26 at 100.00	A+	1,800,033
	Weld County School District 6 – Frontier Academy, Refunding & Improvement Series 2016,
	3.250%, 6/01/46
	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The
	Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017:
2,460	5.000%, 6/01/42 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (5)	3,001,741
23,470	5.000%, 6/01/47 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (5)	28,638,563
11,520	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (5)	12,182,861
	Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,
	Series 2019A-2:
2,585	4.000%, 8/01/49	8/29 at 100.00	BBB+	2,871,754
3,320	4.000%, 8/01/49 (UB) (6)	8/29 at 100.00	BBB+	3,688,288
4,900	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Living	12/27 at 103.00	A–	5,542,684
	Communities & Services, Series 2020A, 4.000%, 12/01/50
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement
	Communities Inc., Refunding Series 2012B:
1,640	5.000%, 12/01/22 (ETM)	No Opt. Call	A– (5)	1,725,149
2,895	5.000%, 12/01/23 (Pre-refunded 12/01/22)	12/22 at 100.00	A– (5)	3,045,308
4,200	5.000%, 12/01/24 (Pre-refunded 12/01/22)	12/22 at 100.00	A– (5)	4,418,064
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good
	Samaritan Society Project, Series 2013:
765	5.500%, 6/01/33 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (5)	828,640
1,575	5.625%, 6/01/43 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (5)	1,709,127
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good
	Samaritan Society Project, Series 2013A:
1,410	5.000%, 6/01/32 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (5)	1,637,870
2,000	5.000%, 6/01/33 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (5)	2,323,220
5,870	5.000%, 6/01/40 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (5)	6,818,651
6,920	5.000%, 6/01/45 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (5)	8,038,341
2,035	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project,	5/27 at 100.00	BB+	2,320,368
	Refunding & Improvement Series 2017A, 5.250%, 5/15/47
13,610	Colorado Housing and Finance Authority, Multifamily Project Bonds, Class I Series 2020B,	10/29 at 100.00	AAA	13,655,866
	2.350%, 10/01/43
4,105	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax	12/23 at 103.00	N/R	4,408,647
	General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46
600	Copperleaf Metropolitan District 4, Arapahoe County, Colorado, Limited Tax General	3/25 at 103.00	N/R	645,846
	Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.000%, 12/01/49

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,480	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds,	12/22 at 103.00	N/R	$ 1,550,256
	Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A, 5.250%, 12/01/47
1,273	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds,	12/22 at 103.00	N/R	1,333,022
	Limited Tax Convertible to Unlimited Tax, Refunding Series 2017B, 5.250%, 12/01/47
500	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds,	12/25 at 100.00	N/R	538,250
	Refunding Series 2016, 5.250%, 12/01/40
10,640	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	11,574,937
	2013B, 5.000%, 11/15/43
505	Denver Connection West Metropolitan District, City and County of Denver, Colorado, Limited	12/22 at 103.00	N/R	529,917
	Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017A, 5.375%, 8/01/47
	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado
	Urban Redevelopement Area, Series 2018A:
485	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	526,118
2,310	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	2,506,743
11,700	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation	No Opt. Call	A	7,189,884
	Series 2010A, 0.000%, 9/01/41
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
35,995	0.000%, 9/01/23 – NPFG Insured	No Opt. Call	A	35,698,401
6,525	0.000%, 9/01/26 – NPFG Insured	No Opt. Call	A	6,204,753
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
17,030	0.010%, 9/01/25 – NPFG Insured	No Opt. Call	A	16,481,975
10,005	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	8,133,765
43,090	0.010%, 9/01/33 – NPFG Insured	No Opt. Call	A	34,135,467
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
20,000	0.000%, 9/01/27 – NPFG Insured	No Opt. Call	A	18,598,600
1,180	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	A	1,071,192
7,000	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	A	5,390,770
500	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation	12/21 at 103.00	N/R	515,610
	Limited Tax Bonds, Series 2016, 5.125%, 12/01/46
590	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series	12/24 at 100.00	N/R	606,791
	2014, 6.000%, 12/01/38
825	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General	12/21 at 103.00	N/R (5)	852,951
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46
	(Pre-refunded 12/01/21)
1,355	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado,	12/21 at 100.00	N/R	1,400,880
	General Obligation Bonds, Series 2016A, 5.000%, 12/01/46
742	Green Gables Metropolitan District No. 1, Jefferson County, Colorado, General Obligation	12/21 at 103.00	N/R (5)	767,094
	Bonds, Series 2016A, 5.300%, 12/01/46 (Pre-refunded 12/01/21)
700	Harmony Technology Park Metropolitan District 2, Fort Collins, Colorado, General	12/22 at 103.00	N/R (5)	755,286
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2017, 5.000%, 9/01/47
	(Pre-refunded 12/01/22)
500	Iron Mountain Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax	12/24 at 103.00	N/R	534,725
	General Obligation Bonds, Refunding & Improvement Series 2019A, 5.000%, 12/01/39
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
2,325	5.250%, 12/01/36	12/21 at 103.00	N/R	2,398,121
8,955	5.375%, 12/01/46	12/21 at 103.00	N/R	9,235,739
	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding &
	Improvement Series 2015:
1,005	5.750%, 12/15/46	12/23 at 100.00	N/R	865,757
5,355	6.000%, 12/15/50	12/23 at 100.00	N/R	4,692,640
980	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax	12/21 at 103.00	N/R	1,013,183
	General Obligation Bonds, Refunding and Improvement Series 20016A, 5.000%, 12/01/45
500	Littleton Village Metropolitan District No. 2, Colorado, Limited Tax General Obligation	11/21 at 103.00	N/R	515,665
	and Special Revenue Bonds, Series 2015, 5.375%, 12/01/45

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 860	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds,	12/25 at 100.00	N/R	$ 925,910
	Refunding Series 2016, 5.000%, 12/01/35
5,155	North Range Metropolitan District 1, Adams County, Colorado, General Obligation Bonds,	12/25 at 100.00	A2	5,440,587
	Series 2016B, 3.500%, 12/01/45
	North Range Metropolitan District 2, Adams County, Colorado , Limited Tax General
	Obligation Bonds, Refunding Special Revenue & Improvement Series 2017A:
1,000	5.625%, 12/01/37	12/22 at 103.00	N/R	1,056,020
1,000	5.750%, 12/01/47	12/22 at 103.00	N/R	1,054,590
585	Overlook Metropolitan District, Parker, Douglas County, Colorado, General Obligation	12/21 at 103.00	N/R	605,019
	Limited Tax Bonds, Series 2016A, 5.500%, 12/01/46
	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds,
	Series 2019:
3,380	5.000%, 12/01/39	12/24 at 103.00	N/R	3,677,271
6,900	5.000%, 12/01/49	12/24 at 103.00	N/R	7,449,102
	Park 70 Metropolitan District, Aurora, Colorado, General Obligation Bonds, Limited Tax
	Refunding & Improvement Series 2016:
660	5.000%, 12/01/36	12/26 at 100.00	Baa3	754,360
1,060	5.000%, 12/01/46	12/26 at 100.00	Baa3	1,194,631
660	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	744,282
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
665	Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax	3/26 at 103.00	N/R	725,854
	General Obligation Bonds, Series 2021A, 5.000%, 12/01/41, 144A
2,760	Prairie Center Metropolitan District No. 3, In the City of Brighton, Adams County,	12/26 at 100.00	N/R	2,978,702
	Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding
	Series 2017A, 5.000%, 12/15/41, 144A
1,500	Rampart Range Metropolitan District 5, Lone Tree, Douglas County, Colorado, Limited Tax	10/26 at 102.00	N/R	1,528,650
	Supported and Special Revenue Bonds, Series 2021, 4.000%, 12/01/41
	Reata South Metropolitan District, Douglas County, Colorado, Limited Tax General
	Obligation Bonds, Refunding Series 2018:
1,310	5.375%, 12/01/37	12/23 at 103.00	N/R	1,402,499
2,765	5.500%, 12/01/47	12/23 at 103.00	N/R	2,950,946
5,050	Regional Transportation District, Colorado, Private Activity Bonds, Denver Transit	1/31 at 100.00	A–	5,307,297
	Partners Eagle P3 Project, Series 2020A, 3.000%, 7/15/37
1,280	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation	12/21 at 103.00	N/R	1,320,371
	Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46
930	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series	12/21 at 103.00	N/R	958,988
	2016, 5.000%, 12/01/46
1,000	St. Vrain Lakes Metropolitan District No. 2, Weld County, Colorado, Limited Tax General	12/22 at 103.00	N/R	1,056,340
	Obligation Bonds, Series 2017A, 5.000%, 12/01/37
	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General
	Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A:
1,000	5.000%, 12/01/38	12/24 at 103.00	N/R	1,088,890
570	5.000%, 12/01/49	12/24 at 103.00	N/R	616,415
765	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax	12/25 at 102.00	N/R	843,030
	Supported District 2, Refunding & Improvement Senior Series 2020A, 4.250%, 12/01/50
2,765	Sterling Ranch Metropolitan District 1, El Paso County, Colorado, General Obligation	12/25 at 103.00	N/R	3,017,500
	Limited Tax Bonds, Series 2020, 5.125%, 12/01/50
500	Table Mountain Metropolitan District, Jefferson County, Colorado, Limited Tax General	12/21 at 103.00	N/R (5)	515,795
	Obligation Bonds, Series 2016A, 5.250%, 12/01/45 (Pre-refunded 12/01/21)
500	The Village at Dry Creek Metropolitan District No. 2, In the City of Thornton, Adams	9/24 at 103.00	N/R	524,215
	County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2019,
	4.375%, 12/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 500	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado,	3/26 at 103.00	N/R	$ 446,325
	General Obligation Limited Bonds, Convertible Capital Appreciation Series 2021A-2, 5.500%,
	12/01/51 (8)
900	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado,	3/26 at 103.00	N/R	992,151
	General Obligation Limited Bonds, Series 2021A-1, 5.000%, 12/01/51
8,500	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A,	11/22 at 100.00	AA	8,897,035
	5.000%, 11/15/42
3,410	Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General Obligation and	12/29 at 100.00	AA	4,189,356
	Special Revenue Bonds, Convertible to Unlimited Tax Refunding Subordinate Series 2020,
	5.000%, 12/01/50 – AGM Insured
378,963	Total Colorado			377,763,205
	Connecticut – 5.7% (3.7% of Total Investments)
	Bridgeport, Connecticut, General Obligation Bonds, Series 2014A:
2,345	5.000%, 7/01/32 – AGM Insured	7/24 at 100.00	AA	2,593,875
1,600	5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	1,766,912
2,800	Bridgeport, Connecticut, General Obligation Bonds, Series 2016D, 5.000%, 8/15/41 –	8/26 at 100.00	AA	3,282,188
	AGM Insured
	Bridgeport, Connecticut, General Obligation Bonds, Series 2017A:
1,470	5.000%, 11/01/36	11/27 at 100.00	A	1,756,194
750	5.000%, 11/01/37	11/27 at 100.00	A	894,323
5,505	Connecticut Health and Educational Facilities Authority Revenue Bonds, Hartford	7/25 at 100.00	A+	6,269,810
	HealthCare, Series 2015F, 5.000%, 7/01/45
4,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut	7/26 at 100.00	A2	4,683,628
	College, Refunding Series 2016L-1, 4.000%, 7/01/46
1,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Duncaster, Inc.,	8/24 at 100.00	BBB	1,178,287
	Series 2014A, 5.000%, 8/01/44
5,565	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield	7/26 at 100.00	A–	6,476,213
	University, Series 2016Q-1, 5.000%, 7/01/46
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	7/24 at 100.00	A+	555,395
	HealthCare, Series 2014E, 5.000%, 7/01/42
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare
	Facility Expansion Church Home of Hartford Inc. Project, Series 2016A:
590	5.000%, 9/01/46, 144A	9/26 at 100.00	BB	649,083
740	5.000%, 9/01/53, 144A	9/26 at 100.00	BB	811,639
3,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Mary Wade Home	10/24 at 104.00	BB	3,274,380
	Issue, Series 2019A-1, 5.000%, 10/01/54, 144A
1,915	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex	7/25 at 100.00	A3	2,184,019
	Hospital, Series 2015O, 5.000%, 7/01/36
1,125	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Norwich Free	7/23 at 100.00	Aa3 (5)	1,194,604
	Academy, Series 2013B, 4.000%, 7/01/34 (Pre-refunded 7/01/23)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health
	Series 2019A:
1,000	4.000%, 7/01/41	7/29 at 100.00	A–	1,136,070
1,370	4.000%, 7/01/49	7/29 at 100.00	A–	1,530,646
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac
	University, Refunding Series 2015L:
10,105	4.125%, 7/01/41	7/25 at 100.00	A–	10,930,275
7,030	5.000%, 7/01/45	7/25 at 100.00	A–	7,827,553
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac
	University, Series 2016M:
500	5.000%, 7/01/34	7/26 at 100.00	A–	578,785
1,250	5.000%, 7/01/36	7/26 at 100.00	A–	1,443,038
6,145	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart	7/27 at 100.00	A	7,200,527
	University, Series 2017I-1, 5.000%, 7/01/42

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford
	Hospital, Series 2012J:
$ 1,000	5.000%, 7/01/37	7/22 at 100.00	BBB+	$ 1,031,190
8,055	5.000%, 7/01/42	7/22 at 100.00	BBB+	8,306,235
4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford	7/26 at 100.00	BBB+	4,361,200
	Hospital, Series 2016K, 4.000%, 7/01/46
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health
	Credit Group, Series 2016CT:
2,650	5.000%, 12/01/41	6/26 at 100.00	AA–	3,124,589
770	5.000%, 12/01/45	6/26 at 100.00	AA–	904,873
2,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of	7/28 at 100.00	BBB–	2,640,105
	New Haven, Series 2018K-1, 5.000%, 7/01/38
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven
	Health Issue, Series 2014E:
2,610	5.000%, 7/01/32	7/24 at 100.00	AA–	2,910,907
2,740	5.000%, 7/01/33	7/24 at 100.00	AA–	3,053,593
900	5.000%, 7/01/34	7/24 at 100.00	AA–	1,002,240
5,580	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut	11/23 at 100.00	Aa3 (5)	6,103,348
	State University System, Series 2013N, 5.000%, 11/01/31 (Pre-refunded 11/01/23)
	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds,
	Tender Option Bond Trust 2016-XG0059:
1,295	17.876%, 1/01/32, 144A (IF) (6)	1/23 at 100.00	Aa3	1,560,410
410	17.709%, 1/01/38, 144A (IF)	1/23 at 100.00	Aa3	489,524
3,500	Connecticut State, General Obligation Bonds, Series 2014F, 5.000%, 11/15/34	11/24 at 100.00	Aa3	3,939,635
2,630	Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/34	11/25 at 100.00	Aa3	3,058,322
3,730	Connecticut State, General Obligation Bonds, Series 2017A, 5.000%, 4/15/35	4/27 at 100.00	Aa3	4,477,902
	Connecticut State, General Obligation Bonds, Series 2018A:
3,500	5.000%, 4/15/35 (UB) (6)	4/28 at 100.00	Aa3	4,315,850
5,000	5.000%, 4/15/38 (UB) (6)	4/28 at 100.00	Aa3	6,134,850
3,855	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	10/23 at 100.00	AA–	4,178,126
	Series 2013A, 5.000%, 10/01/33
1,380	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	8/25 at 100.00	AA–	1,593,955
	Series 2015A, 5.000%, 8/01/33
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes
	Series 2016A:
5,300	5.000%, 9/01/33	9/26 at 100.00	AA–	6,323,642
1,075	5.000%, 9/01/34	9/26 at 100.00	AA–	1,282,056
3,500	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,	9/24 at 100.00	AA–	3,931,095
	Series 2014A, 5.000%, 9/01/33
	Connecticut Transmission Municipal Electric Energy Cooperative, Transmission System
	Revenue Bonds, Series 2012A:
655	5.000%, 1/01/31	1/22 at 100.00	Aa3	660,148
500	5.000%, 1/01/32	1/22 at 100.00	Aa3	503,930
2,830	5.000%, 1/01/42	1/22 at 100.00	Aa3	2,852,244
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater
	System Revenue Bonds, Refunding Series 2014B:
500	5.000%, 8/15/30 (Pre-refunded 8/15/24)	8/24 at 100.00	AA+ (5)	564,755
1,000	5.000%, 8/15/31 (Pre-refunded 8/15/24)	8/24 at 100.00	AA+ (5)	1,129,510
55	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater	11/21 at 100.00	AA+	55,200
	System Revenue Bonds, Series 2005A, 5.000%, 8/15/35 – NPFG Insured
225	Hamden, Connecticut, General Obligation Bonds, Series 2016, 5.000%, 8/15/32 –	8/24 at 100.00	AA	249,795
	BAM Insured
2,315	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation	4/27 at 100.00	N/R	2,633,012
	Revenue Bonds, Harbor Point Project, Refunding Series 2017, 5.000%, 4/01/39, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 10,015	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds,	11/24 at 100.00	Aa2	$ 11,385,953
	Refunding Green Bond Series 2014A, 5.000%, 11/01/42
	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds,
	Series 2013A:
4,100	5.000%, 4/01/36 (Pre-refunded 4/01/22)	4/22 at 100.00	Aa2 (5)	4,182,123
2,500	5.000%, 4/01/39 (Pre-refunded 4/01/22)	4/22 at 100.00	Aa2 (5)	2,550,075
2,285	Hartford County Metropolitan District, Connecticut, General Obligation Bonds, Series	7/28 at 100.00	AA	2,802,255
	2018, 5.000%, 7/15/36
870	Hartford, Connecticut, General Obligation Bonds, Series 2009A, 5.000%, 8/15/28 –	11/21 at 100.00	AA	873,062
	AGC Insured
	Milford, Connecticut, General Obligation Bonds, Series 2018:
1,055	4.000%, 11/01/36	11/24 at 100.00	AA+	1,142,227
1,055	4.000%, 11/01/37	11/24 at 100.00	AA+	1,141,056
1,550	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2016A, 5.000%,	8/26 at 100.00	AA	1,812,214
	8/15/35 – AGM Insured
985	New Haven, Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 8/01/33 –	8/24 at 100.00	AA	1,089,893
	AGM Insured
	New Haven, Connecticut, General Obligation Bonds, Series 2015:
790	5.000%, 9/01/32 – AGM Insured	9/25 at 100.00	AA	904,740
1,620	5.000%, 9/01/33 – AGM Insured	9/25 at 100.00	AA	1,852,664
500	5.000%, 9/01/35 – AGM Insured	9/25 at 100.00	AA	570,800
	New Haven, Connecticut, General Obligation Bonds, Series 2017A:
1,000	5.000%, 8/01/35	8/27 at 100.00	BBB+	1,180,150
1,425	5.000%, 8/01/36	8/27 at 100.00	BBB+	1,678,493
900	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	1,013,454
795	South Central Connecticut Regional Water Authority Water System Revenue Bonds, Thirtieth	8/24 at 100.00	AA– (5)	896,529
	Series 2014A, 5.000%, 8/01/44 (Pre-refunded 8/01/24)
	South Central Connecticut Regional Water Authority, Water System Revenue Bonds,
	Refunding Thirty-Second Series 2016B:
2,715	4.000%, 8/01/36	8/26 at 100.00	AA–	3,070,882
2,220	5.000%, 8/01/37	8/26 at 100.00	AA–	2,634,829
3,250	South Central Connecticut Regional Water Authority, Water System Revenue Bonds,	8/22 at 100.00	AA– (5)	3,367,098
	Twenty-Seventh Series 2012, 5.000%, 8/01/33 (Pre-refunded 8/01/22)
500	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series	8/23 at 100.00	AA+	541,150
	2013A, 5.250%, 8/15/43
	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2019:
200	4.000%, 4/01/37	4/29 at 100.00	AA+	234,344
250	4.000%, 4/01/38	4/29 at 100.00	AA+	292,375
1,285	Steel Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue	4/30 at 100.00	N/R	1,321,982
	Bonds, Steelpointe Harbor Project, Series 2021, 4.000%, 4/01/51
600	Stratford, Connecticut, General Obligation Bonds, Series 2014, 5.000%, 12/15/32	12/22 at 100.00	AA– (5)	632,088
	(Pre-refunded 12/15/22)
1,500	Stratford, Connecticut, General Obligation Bonds, Series 2017, 4.000%, 1/01/39 –	1/27 at 100.00	AA	1,675,320
	BAM Insured
1,000	Town of Hamden, Connecticut, General Obligation Bonds, Refunding Series 2018A, 5.000%,	8/28 at 100.00	AA	1,224,440
	8/15/30 – BAM Insured
2,500	University of Connecticut, General Obligation Bonds, Series 2013A, 5.000%, 8/15/32	8/23 at 100.00	Aa3	2,684,450
760	University of Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 2/15/31	2/24 at 100.00	Aa3	835,020
2,250	University of Connecticut, General Obligation Bonds, Series 2015A, 5.000%, 3/15/31	3/26 at 100.00	Aa3	2,635,110

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
	Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015:
$ 445	5.000%, 8/01/30 – BAM Insured	8/25 at 100.00	AA	$ 512,569
390	5.000%, 8/01/31 – BAM Insured	8/25 at 100.00	AA	449,062
610	5.000%, 8/01/32 – BAM Insured	8/25 at 100.00	AA	701,890
445	5.000%, 8/01/33 – BAM Insured	8/25 at 100.00	AA	511,679
445	5.000%, 8/01/34 – BAM Insured	8/25 at 100.00	AA	511,145
187,275	Total Connecticut			210,500,806
	Delaware – 0.1% (0.1% of Total Investments)
	Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate
	Housing Foundation – Dover LLC Delaware State University Project, Series 2018A:
2,585	5.000%, 7/01/53	1/28 at 100.00	BB–	2,863,120
1,000	5.000%, 7/01/58	1/28 at 100.00	BB–	1,104,630
3,585	Total Delaware			3,967,750
	District of Columbia – 2.6% (1.7% of Total Investments)
3,780	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard	10/22 at 100.00	BB–	3,898,503
	Properties LLC Issue, Series 2013, 5.000%, 10/01/45
2,570	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	2,816,155
	Bonds, Series 2001, 6.500%, 5/15/33
186,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	11/21 at 22.08	N/R	40,879,080
	Bonds, Series 2006A, 0.000%, 6/15/46
1,500	District of Columbia, Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A,	7/24 at 103.00	N/R	1,601,685
	5.000%, 7/01/42
1,810	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	AA	2,059,255
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/53 – AGM Insured
3,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	A	3,675,450
	Dulles Metrorail & Capital Improvement Projects, Refunding First Senior Lien Series 2019A,
	5.000%, 10/01/44
14,945	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	A–	15,231,346
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
11,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/26 at 100.00	AA	13,848,230
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%,
	10/01/41 – AGC Insured
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	A–	13,169,800
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
234,605	Total District of Columbia			97,179,504
	Florida – 4.5% (2.9% of Total Investments)
990	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue	5/26 at 100.00	N/R	1,057,211
	Bonds, Series 2016, 4.700%, 5/01/36
1,000	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin	7/26 at 100.00	N/R	1,065,810
	Academy Projects, Series 2020, 5.000%, 12/15/50, 144A
	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2018:
1,290	6.100%, 8/15/38, 144A	8/28 at 100.00	N/R	1,413,389
1,045	6.200%, 8/15/48, 144A	8/28 at 100.00	N/R	1,131,934
	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2021:
1,040	4.000%, 8/15/51, 144A	8/28 at 100.00	N/R	984,474
1,000	4.250%, 8/15/61, 144A	8/28 at 100.00	N/R	941,510
	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project, Series 2017A:
1,065	5.375%, 7/01/37, 144A	7/27 at 100.00	Ba1	1,211,853
1,470	5.500%, 7/01/47, 144A	7/27 at 100.00	Ba1	1,656,778

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 5,225	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center,	6/28 at 100.00	N/R	$ 2,860,740
	Orlando Project, Series 2018, 7.500%, 6/01/48, 144A (4), (7)
	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A:
6,050	5.125%, 6/15/37, 144A	6/27 at 100.00	N/R	6,693,296
1,885	5.250%, 6/15/47, 144A	6/27 at 100.00	N/R	2,074,405
880	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series	10/27 at 100.00	Ba2	983,409
	2017A, 5.000%, 10/15/37, 144A
735	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series	10/27 at 100.00	Ba2	807,434
	2019A, 5.000%, 10/15/49, 144A
4,670	City of Miami Beach, Florida, Stormwater Revenue Bonds, Series 2015, 5.000%, 9/01/41	9/25 at 100.00	AA–	5,357,751
1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue	No Opt. Call	A	1,145,991
	Bonds, Refunding Series 2012, 5.000%, 5/01/26
1,480	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges	11/23 at 100.00	N/R (5)	1,646,278
	University, Refunding Series 2013, 6.125%, 11/01/43 (Pre-refunded 11/01/23)
	Creekside at Twin Creeks Community Development District, Florida, Special Assessment
	Bonds, Area 1 Project, Series 2016A-1:
240	5.250%, 11/01/37	11/28 at 100.00	N/R	269,539
305	5.600%, 11/01/46	11/28 at 100.00	N/R	345,281
	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University
	Project, Series 2013A:
3,445	6.000%, 4/01/42 (Pre-refunded 4/01/23)	4/23 at 100.00	Baa1 (5)	3,722,219
1,720	5.625%, 4/01/43 (Pre-refunded 4/01/23)	4/23 at 100.00	Baa1 (5)	1,850,084
	Downtown Doral Community Development District, Florida, Special Assessment Bonds,
	Series 2015:
280	5.250%, 5/01/35	5/26 at 100.00	N/R	300,345
315	5.300%, 5/01/36	5/26 at 100.00	N/R	337,860
475	5.500%, 5/01/45	5/26 at 100.00	N/R	511,879
655	5.500%, 5/01/46	5/26 at 100.00	N/R	705,566
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical
	Preparatory Incorporated Project, Series 2017A:
255	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	273,967
665	6.125%, 6/15/46, 144A	6/26 at 100.00	N/R	710,147
415	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical	6/26 at 100.00	N/R	445,868
	Preparatory Incorporated Project, Series 2018A, 6.000%, 6/15/37, 144A
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown
	Doral Charter Upper School Project, Series 2017C:
2,375	5.650%, 7/01/37, 144A	7/27 at 101.00	N/R	2,683,418
3,735	5.750%, 7/01/47, 144A	7/27 at 101.00	N/R	4,173,452
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida
	Charter Foundation Inc. Projects, Series 2016A:
2,075	4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	2,226,475
1,335	5.000%, 7/15/46, 144A	7/26 at 100.00	N/R	1,433,950
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Mater
	Academy Projects, Series 2020A:
4,330	5.000%, 6/15/50, 144A	6/27 at 100.00	BBB	4,913,208
3,405	5.000%, 6/15/55, 144A	6/27 at 100.00	BBB	3,852,042
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,
	Renaissance Charter School Income Projects, Series 2015A:
3,090	6.000%, 6/15/35, 144A	6/25 at 100.00	N/R	3,471,028
3,450	6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	3,839,954
550	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/24 at 100.00	N/R	591,525
	Renaissance Charter School, Inc. Projects, Series 2014A, 6.125%, 6/15/44
4,380	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest	6/27 at 100.00	N/R	4,673,679
	Charter Foundation Inc Projects, Series 2017A, 6.125%, 6/15/47, 144A

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, The
	Florida Charter Educational Foundation Inc. Projects, Series 2016A:
$ 1,485	6.250%, 6/15/36, 144A	6/26 at 100.00	N/R	$ 1,719,437
4,350	6.375%, 6/15/46, 144A	6/26 at 100.00	N/R	4,990,842
5,500	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Social Series	7/30 at 100.00	Aaa	5,282,310
	2021-2, 2.200%, 7/01/46
1,435	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	5/26 at 100.00	N/R	1,519,450
	Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.750%, 5/01/36
600	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series	10/22 at 100.00	Aa3	625,842
	2012, 5.000%, 10/01/30
2,215	Jacksonville, Florida, Educational Facilities Revenue Bonds, Jacksonville University	6/28 at 100.00	N/R	2,527,381
	Project, Series 2018B, 5.000%, 6/01/53, 144A
625	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Del Webb	5/27 at 100.00	N/R	689,913
	Project, Series 2017, 5.000%, 5/01/37, 144A
4,125	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin	11/24 at 100.00	N/R (5)	4,696,972
	Memorial Medical Center, Series 2015, 5.000%, 11/15/45 (Pre-refunded 11/15/24)
	Miami Dade County Industrial Development Authority, Florida, Educational Facilities
	Revenue Bonds, South Florida Autism Charter School Project, Series 2017:
1,080	5.875%, 7/01/37, 144A	7/27 at 100.00	N/R	1,182,794
1,920	6.000%, 7/01/47, 144A	7/27 at 100.00	N/R	2,083,392
5,965	Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014,	10/24 at 100.00	A–	6,626,041
	5.000%, 10/01/43
2,130	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami	7/27 at 100.00	BB+	2,152,259
	Jewish Health System Inc. Project, Series 2017, 5.125%, 7/01/46
5,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series	7/24 at 100.00	A	5,517,600
	2014A, 5.000%, 7/01/44
2,400	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series	10/22 at 100.00	A+ (5)	2,505,624
	2012B, 5.000%, 10/01/37 (Pre-refunded 10/01/22)
6,305	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%,	10/22 at 100.00	AA– (5)	6,582,483
	10/01/42 (Pre-refunded 10/01/22)
4,785	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	8/26 at 100.00	N/R	5,382,407
	Bonds, Development Unit 53, Series 2015, 5.350%, 8/01/35
4,270	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando	4/22 at 100.00	A+ (5)	4,354,631
	Health, Inc., Series 2012A, 5.000%, 10/01/42 (Pre-refunded 4/01/22)
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &
	Improvement Series 2019A-1:
1,245	5.000%, 10/01/44	10/29 at 100.00	BBB+	1,532,421
1,645	5.000%, 10/01/49	10/29 at 100.00	BBB+	2,012,756
3,345	4.000%, 10/01/54	10/29 at 100.00	BBB+	3,777,575
230	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences	6/22 at 102.00	N/R	241,226
	of Boca Raton Project, Series 2014A, 7.250%, 6/01/34
825	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3	11/26 at 100.00	N/R	888,665
	Project, Series 2016, 5.000%, 11/01/46
220	Seminole County Industrial Development Authority, Florida, Educational Facilities	6/31 at 100.00	Ba1	240,761
	Revenue Bonds, Galileo Schools for Gifted Learning, Series 2021A, 4.000%, 6/15/51, 144A
	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue
	Bonds, Assessment Area 2, Series 2016:
200	4.750%, 11/01/28	11/27 at 100.00	N/R	213,140
375	5.375%, 11/01/36	11/27 at 100.00	N/R	412,740
920	South Fork III Community Development District, Florida, Special Assessment Revenue	5/27 at 100.00	N/R	1,013,996
	Bonds, Refunding Series 2016, 5.375%, 5/01/37
4,120	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	4,219,045
	5.000%, 11/15/33

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 560	Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System – St. Joseph’s	11/21 at 100.00	N/R (5)	$ 587,451
	Hospital, Series 1993, 5.125%, 12/01/23 – NPFG Insured (ETM)
1,735	Tampa, Florida, Revenue Bonds, H. Lee Moffitt Cancer Center and Research Institute,	7/30 at 100.00	A2	2,128,325
	Series 2020B, 5.000%, 7/01/50
10,105	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series	7/22 at 100.00	A2 (5)	10,427,147
	2012B, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
5,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson	6/25 at 100.00	A–	5,664,500
	University Inc. Project, Series 2015, 5.000%, 6/01/40
153,060	Total Florida			164,162,875
	Georgia – 3.1% (2.0% of Total Investments)
13,235	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia	5/31 at 100.00	AA–	13,148,973
	Transmission Corporation Vogtle Project, Series 2012, 2.750%, 1/01/52
5,715	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe	2/28 at 100.00	BBB+	6,415,202
	Power Corporation Vogtle Project, Series 2017C, 4.125%, 11/01/45
11,255	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe	2/28 at 100.00	BBB+	12,633,963
	Power Corporation Vogtle Project, Series 2017D, 4.125%, 11/01/45
2,000	Fairburn, Georgia, General Obligation Bonds, Series 2011, 5.750%, 12/01/31 (Pre-refunded	12/21 at 100.00	AA (5)	2,009,060
	12/01/21) – AGM Insured
10,000	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc.	7/29 at 100.00	AA–	11,383,400
	Project, Series 2019A, 4.000%, 7/01/49
15,305	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/25 at 100.00	AA (5)	17,800,786
	Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54
	(Pre-refunded 2/15/25)
	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018A:
2,730	3.950%, 12/01/43	6/27 at 100.00	AAA	2,836,770
4,085	4.000%, 12/01/48	6/27 at 100.00	AAA	4,243,743
1,300	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for	6/27 at 100.00	N/R	1,493,700
	Classical Education, Series 2017, 5.750%, 6/15/37, 144A
4,000	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life	11/27 at 100.00	Ba3	4,367,240
	University, Inc. Project, Refunding Series 2017A, 5.000%, 11/01/47, 144A
10,825	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,	7/25 at 100.00	A	12,215,255
	Series 2015A, 5.000%, 7/01/60
	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,
	Series 2019A:
8,680	5.000%, 1/01/49	7/28 at 100.00	A	10,416,347
4,000	5.000%, 1/01/59	7/28 at 100.00	A	4,780,360
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/22 at 100.00	Baa1	1,041,240
	Refunding Series 2012C, 5.250%, 10/01/27
10,090	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/25 at 100.00	Baa1	11,371,228
	Series 2015, 5.000%, 10/01/40
104,220	Total Georgia			116,157,267
	Guam – 0.5% (0.3% of Total Investments)
1,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	1,685,400
	5.000%, 11/15/39
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
840	5.250%, 1/01/36	1/22 at 100.00	BB	846,880
3,200	5.125%, 1/01/42	1/22 at 100.00	BB	3,225,536
	Guam Government Waterworks Authority, Water and Wastewater System Revenue
	Bonds, Refunding Series 2017:
1,335	5.000%, 7/01/36	7/27 at 100.00	A–	1,535,744
890	5.000%, 7/01/40	7/27 at 100.00	A–	1,019,611

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam (continued)
$ 3,695	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A– (5)	$ 4,005,860
	2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)
235	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/26 at 100.00	A–	262,528
	2016, 5.000%, 1/01/46
4,770	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/30 at 100.00	A–	5,750,807
	2020A, 5.000%, 1/01/50
250	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34 – AGM Insured	10/22 at 100.00	AA	258,980
16,715	Total Guam			18,591,346
	Hawaii – 0.3% (0.2% of Total Investments)
1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Chaminade	1/25 at 100.00	BB+	1,552,995
	University of Honolulu, Series 2015A, 5.000%, 1/01/45, 144A
5,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	AA–	5,385,800
	Health Obligated Group, Series 2013A, 5.500%, 7/01/43
170	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	182,126
	University, Series 2013A, 6.875%, 7/01/43
5,075	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health	7/25 at 100.00	AA–	5,505,360
	Systems, Series 2015A, 4.000%, 7/01/40
11,745	Total Hawaii			12,626,281
	Idaho – 1.1% (0.7% of Total Investments)
	Idaho Health Facilities Authority, Revenue Bonds, Kootenai Health Project, Series 2014:
3,300	4.375%, 7/01/34, 144A	7/24 at 100.00	A	3,558,489
12,495	4.750%, 7/01/44, 144A	7/24 at 100.00	A	13,238,452
1,250	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project,	9/26 at 100.00	BB+	1,416,888
	Refunding Series 2016, 5.000%, 9/01/37
8,730	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/22 at 100.00	A	8,846,196
	Series 2012A, 5.000%, 3/01/47
1,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/24 at 100.00	A	1,057,040
	Series 2014A, 4.125%, 3/01/37
	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Gem Prep
	Meridian North LLC, Series 2020A.:
500	5.000%, 7/01/40, 144A	7/25 at 100.00	N/R	511,715
1,415	5.250%, 7/01/55, 144A	7/25 at 100.00	N/R	1,447,503
10,055	Spring Valley Community Infrastructure District 1, Eagle, Idaho, Special Assessment	12/26 at 103.00	N/R	10,071,390
	Bonds, Series 2021, 3.750%, 9/01/51, 144A
38,745	Total Idaho			40,147,673
	Illinois – 23.4% (15.0% of Total Investments)
675	Bolingbrook, Will and DuPage Counties, Illinois, General Obligation Bonds, Refunding	7/23 at 100.00	A2 (5)	728,548
	Series 2013A, 5.000%, 1/01/25 (Pre-refunded 7/01/23)
67,135	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	80,821,888
	Series 2016, 6.000%, 4/01/46
1,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	1,151,450
	Series 2017, 5.000%, 4/01/46
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues
	Series 2011A:
6,210	5.500%, 12/01/39	12/21 at 100.00	BB	6,231,797
1,810	5.000%, 12/01/41	12/21 at 100.00	BB	1,815,557
5,245	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/22 at 100.00	BB	5,443,261
	Series 2012A, 5.000%, 12/01/42
8,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	10,827,348
	Refunding Series 2017B, 7.000%, 12/01/42, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,
	Refunding Series 2017H:
$ 5,835	5.000%, 12/01/36	12/27 at 100.00	BB	$ 6,881,391
4,940	5.000%, 12/01/46	12/27 at 100.00	BB	5,751,840
6,055	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/28 at 100.00	BB	7,175,720
	Refunding Series 2018D, 5.000%, 12/01/46
38,905	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB	46,584,458
	Series 2016A, 7.000%, 12/01/44
14,805	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	18,011,023
	Series 2016B, 6.500%, 12/01/46
19,585	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	25,105,228
	Series 2017A, 7.000%, 12/01/46, 144A
1,410	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	Baa2	1,179,832
	Tax Revenues, Series 1998B-1, 0.000%, 12/01/30 – NPFG Insured
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien
	Series 2020A:
1,405	4.000%, 12/01/50	12/29 at 100.00	A+	1,598,918
2,585	5.000%, 12/01/55	12/29 at 100.00	A+	3,124,076
1,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	AA (5)	1,104,521
	5.250%, 12/01/40 (Pre-refunded 12/01/21)
12,215	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014,	12/24 at 100.00	AA	13,859,994
	5.250%, 12/01/49
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
1,500	0.000%, 1/01/31 – NPFG Insured	No Opt. Call	BBB+	1,239,015
32,670	0.000%, 1/01/32 – FGIC Insured	No Opt. Call	BBB+	26,189,905
12,360	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB+	8,454,734
2,500	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A,	1/24 at 100.00	BBB+	2,704,975
	5.250%, 1/01/33
17,605	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB+	21,381,977
	6.000%, 1/01/38
1,000	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 5.250%, 1/01/35	11/21 at 100.00	BBB+	1,007,620
10,200	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	BBB+	10,261,404
2,605	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	BBB+	2,949,094
3,000	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2008C,	1/25 at 100.00	A	3,380,010
	5.000%, 1/01/39
10,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago	12/23 at 100.00	A+	10,663,100
	City Colleges, Series 2013, 5.250%, 12/01/43
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural
	History, Series 2002.RMKT:
2,500	4.450%, 11/01/36	11/25 at 102.00	A2	2,876,175
3,400	5.500%, 11/01/36	11/23 at 100.00	A	3,738,504
	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools
	Belmont School Project, Series 2015A:
1,700	5.750%, 12/01/35, 144A	12/25 at 100.00	N/R	1,917,957
115	6.000%, 12/01/45, 144A	12/25 at 100.00	N/R	129,424
	Illinois Finance Authority, Health Services Facility Lease Revenue Bonds, Provident
	Group – UIC Surgery Center, LLC – University of Illinois Health Services Facility Project,
	Series 2020:
3,835	4.000%, 10/01/50	10/30 at 100.00	BBB+	4,268,892
5,190	4.000%, 10/01/55	10/30 at 100.00	BBB+	5,750,780

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health
	Network, Series 2016C:
$ 80	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (5)	$ 92,833
1,755	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (5)	2,036,520
37,840	4.000%, 2/15/41	2/27 at 100.00	AA+	42,383,070
6,750	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%,	9/22 at 100.00	AA+ (5)	7,019,122
	9/01/38 (Pre-refunded 9/01/22)
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
1,485	5.000%, 9/01/34 (Pre-refunded 9/01/24)	9/24 at 100.00	AA+ (5)	1,677,768
19,025	5.000%, 9/01/42 (Pre-refunded 9/01/24)	9/24 at 100.00	AA+ (5)	21,494,635
1,750	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%,	5/22 at 100.00	A1 (5)	1,787,083
	5/15/43 (Pre-refunded 5/15/22)
4,000	Illinois Finance Authority, Revenue Bonds, Lutheran Home and Services, Series 2019A,	11/26 at 103.00	N/R	4,385,480
	5.000%, 11/01/49
15,805	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016,	6/26 at 100.00	A3	18,348,183
	5.000%, 12/01/46
1,630	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series	8/22 at 100.00	AA+ (5)	1,691,793
	2013, 5.000%, 8/15/37 (Pre-refunded 8/15/22)
1,435	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	1,529,567
	2013A, 6.000%, 7/01/43
	Illinois Finance Authority, Revenue Bonds, Rosalind Franklin University Research
	Building Project, Series 2017C:
1,000	5.000%, 8/01/42	8/27 at 100.00	BBB+	1,154,070
1,000	5.000%, 8/01/46	8/27 at 100.00	BBB+	1,147,220
1,000	5.000%, 8/01/47	8/27 at 100.00	BBB+	1,146,410
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	A3	642,365
6,140	5.000%, 8/15/44	8/25 at 100.00	A3	7,020,906
	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A:
2,235	5.000%, 10/01/46 (UB)	10/25 at 100.00	AA+	2,573,625
17,765	5.000%, 10/01/46 (Pre-refunded 10/01/25) (UB) (6)	10/25 at 100.00	N/R (5)	20,821,468
5,670	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, Series 2021C,	7/30 at 100.00	Aaa	5,682,020
	2.850%, 7/01/56
3,665	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014,	6/24 at 100.00	AA	4,018,196
	5.250%, 6/15/31 – AGM Insured
	Illinois State, General Obligation Bonds, December Series 2017A:
11,800	5.000%, 12/01/38	12/27 at 100.00	BBB	13,702,278
1,330	5.000%, 12/01/39	12/27 at 100.00	BBB	1,541,018
	Illinois State, General Obligation Bonds, February Series 2014:
3,275	5.000%, 2/01/24	No Opt. Call	BBB	3,595,655
1,575	5.250%, 2/01/34	2/24 at 100.00	BBB	1,725,932
7,500	5.000%, 2/01/39	2/24 at 100.00	BBB	8,145,600
5,200	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/29	1/26 at 100.00	BBB	6,027,684
	Illinois State, General Obligation Bonds, May Series 2014:
510	5.000%, 5/01/36	5/24 at 100.00	BBB	559,521
1,915	5.000%, 5/01/39	5/24 at 100.00	BBB	2,095,968
4,460	Illinois State, General Obligation Bonds, May Series 2020, 5.500%, 5/01/39	5/30 at 100.00	BBB	5,536,956
13,200	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/41	11/26 at 100.00	BBB	15,155,448
31,485	Illinois State, General Obligation Bonds, November Series 2017C, 5.000%, 11/01/29	11/27 at 100.00	BBB	37,315,077
2,040	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	BBB	2,447,266
5,000	Illinois State, General Obligation Bonds, November Series 2019B, 4.000%, 11/01/35	11/29 at 100.00	BBB	5,639,250
5,000	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29	2/27 at 100.00	BBB	5,856,550

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	BBB	$ 1,229,901
	Illinois State, General Obligation Bonds, Series 2013:
2,000	5.250%, 7/01/31	7/23 at 100.00	BBB	2,148,000
4,140	5.500%, 7/01/38	7/23 at 100.00	BBB	4,453,025
5,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	AA–	5,264,150
	5.000%, 1/01/35
18,920	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	AA–	21,636,723
	5.000%, 1/01/40
10,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2019A,	7/29 at 100.00	AA–	12,270,800
	5.000%, 1/01/44
12,010	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2020A,	1/31 at 100.00	AA–	15,016,703
	5.000%, 1/01/45
1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	AA–	1,688,745
	2015-XF0052, 17.687%, 1/01/38, 144A (IF)
17,510	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BBB+	18,019,541
	Bonds, Refunding Series 2012B, 5.000%, 6/15/52
540	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BBB+	605,183
	Bonds, Refunding Series 2015B, 5.000%, 6/15/52
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Refunding Series 2020A:
12,325	4.000%, 6/15/50	12/29 at 100.00	BBB+	13,611,237
15,160	5.000%, 6/15/50	12/29 at 100.00	BBB+	17,916,694
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Refunding Series 2022A:
2,910	4.000%, 12/15/42, (WI/DD, Settling 3/17/22)	12/31 at 100.00	BBB+	3,275,612
4,320	4.000%, 12/15/47, (WI/DD, Settling 3/17/22)	12/31 at 100.00	BBB+	4,814,770
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Series 2015A:
2,890	0.000%, 12/15/52	No Opt. Call	BBB+	1,105,512
5,185	5.000%, 6/15/53	12/25 at 100.00	BBB+	5,810,881
5,700	5.500%, 6/15/53	12/25 at 100.00	BBB+	6,500,394
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Capital Appreciation Refunding Series 2010B-1:
25,000	0.010%, 6/15/44 – AGM Insured	No Opt. Call	AA	13,470,000
43,200	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AA	22,470,480
10,000	0.010%, 6/15/46 – AGM Insured	No Opt. Call	AA	5,038,400
8,750	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BBB+	7,798,087
	Expansion Project, Series 1994B, 0.000%, 6/15/28 – NPFG Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
18,085	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	BBB+	17,525,088
20,045	0.000%, 12/15/35 – AGM Insured	No Opt. Call	AA	14,462,868
9,010	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	BBB+	6,083,912
465	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment	1/26 at 100.00	N/R	479,899
	Project, Senior Lien Series 2019, 5.000%, 1/01/39
1,842	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project,	3/24 at 100.00	AA	1,988,771
	Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured
2,600	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA+	3,439,410
	Illinois, General Obligation Bonds, Series 2000A, 6.500%, 7/01/30 – NPFG Insured
7,025	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial	11/23 at 100.00	N/R (5)	8,031,401
	Group, Inc., Series 2013, 7.625%, 11/01/48 (Pre-refunded 11/01/23)
4,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District	No Opt. Call	A	3,799,320
	2, Madison County, Illinois, Series 2006, 0.000%, 10/01/25 – NPFG Insured

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 12,125	Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015,	3/25 at 100.00	AA	$ 13,737,504
	5.000%, 3/01/40 – AGM Insured
	Will County Community Unit School District 201-U Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
165	0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	N/R (5)	164,457
780	0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	Baa2 (5)	776,662
2,390	0.000%, 11/01/22 – NPFG Insured	No Opt. Call	A	2,374,059
6,415	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Capital	No Opt. Call	Aa3	6,238,908
	Appreciation School Series 2004D, 0.000%, 11/01/24 – AGM Insured
827,467	Total Illinois			863,554,050
	Indiana – 2.3% (1.5% of Total Investments)
2,650	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown	No Opt. Call	AA+	2,612,688
	Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured
12,045	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University	10/24 at 100.00	Baa1	13,212,401
	Project, Series 2014, 5.000%, 10/01/44
10,425	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,	5/23 at 100.00	A (5)	11,161,526
	Series 2012A, 5.000%, 5/01/42 (Pre-refunded 5/01/23)
10,000	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	12/29 at 100.00	AA	11,428,700
	Group, Fixed Rate Series 2019A, 4.000%, 12/01/49
17,970	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/24 at 100.00	AA	20,043,918
	Series 2014A, 5.000%, 10/01/44
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
10,000	0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA	9,631,400
20,000	0.000%, 2/01/28 – AMBAC Insured	No Opt. Call	AA	18,496,600
83,090	Total Indiana			86,587,233
	Iowa – 1.7% (1.1% of Total Investments)
10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project,	2/23 at 100.00	AA– (5)	10,648,300
	Series 2013A, 5.250%, 2/15/44 (Pre-refunded 2/15/23)
10,690	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	BB–	11,521,682
	Company Project, Series 2013, 5.250%, 12/01/25
21,280	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	BB–	23,156,683
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
5,700	Iowa Finance Authority, Senior Housing Revenue Bonds, PHS Council Bluffs, Inc. Project,	8/23 at 102.00	N/R	5,929,995
	Series 2018, 5.250%, 8/01/55
56,850	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Bonds, Class 2	6/31 at 25.58	N/R	9,654,267
	Capital Appreciation Senior Lien Series 2021B-2, 0.000%, 6/01/65
3,065	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Bonds, Senior Lien	6/31 at 100.00	BBB	3,393,844
	Series Class 2 Series 2021B-1, 4.000%, 6/01/49
107,585	Total Iowa			64,304,771
	Kansas – 0.3% (0.2% of Total Investments)
1,000	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Series	5/27 at 100.00	BB+	1,120,250
	2017A, 5.000%, 5/15/43
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation
	Bonds, Vacation Village Project Area 1 and 2A, Series 2015:
3,725	5.000%, 9/01/27	9/25 at 100.00	N/R	3,740,347
2,380	5.750%, 9/01/32	9/25 at 100.00	N/R	2,401,063
2,575	6.000%, 9/01/35	9/25 at 100.00	N/R	2,597,660
9,680	Total Kansas			9,859,320
	Kentucky – 1.7% (1.1% of Total Investments)
5,915	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series	2/26 at 100.00	BBB–	6,704,002
	2016, 5.500%, 2/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$ 2,480	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington	No Opt. Call	N/R	$ 2,501,154
	Project, Series 2016A, 4.400%, 10/01/24
10,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/27 at 100.00	Baa2	11,651,200
	Health, Refunding Series 2017A, 5.000%, 6/01/37
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky
	Information Highway Project, Senior Series 2015A:
4,345	5.000%, 7/01/37	7/25 at 100.00	BBB+	4,864,705
17,615	5.000%, 1/01/45	7/25 at 100.00	BBB+	19,657,812
	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown
	Crossing Project, Convertible Capital Appreciation First Tier Series 2013C:
4,360	0.000%, 7/01/43 (8)	7/31 at 100.00	Baa2	5,341,872
8,510	0.000%, 7/01/46 (8)	7/31 at 100.00	Baa2	10,448,153
	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown
	Crossing Project, First Tier Series 2013A:
2,390	5.750%, 7/01/49 (Pre-refunded 7/01/23)	7/23 at 100.00	Baa2 (5)	2,608,948
480	6.000%, 7/01/53 (Pre-refunded 7/01/23)	7/23 at 100.00	Baa2 (5)	525,710
56,095	Total Kentucky			64,303,556
	Louisiana – 1.2% (0.7% of Total Investments)
2,650	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala	7/23 at 100.00	N/R	2,778,843
	Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36
	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries
	of Our Lady Health System, Series 1998A:
135	5.750%, 7/01/25 (ETM) (UB)	No Opt. Call	A2 (5)	160,651
6,915	5.750%, 7/01/25 (UB)	No Opt. Call	A2	7,677,102
5,080	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children’s	6/30 at 100.00	A+	5,773,776
	Medical Center Hospital, Series 2020A, 4.000%, 6/01/50
11,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,	10/33 at 100.00	Baa1	11,925,760
	Refunding Series 2017, 5.250%, 10/01/46 (8)
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Series 2015:
1,000	4.250%, 5/15/40	5/25 at 100.00	A	1,091,220
6,970	5.000%, 5/15/47	5/25 at 100.00	A	7,815,182
1,000	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 4.250%,	6/24 at 100.00	A (5)	1,098,450
	6/01/34 (Pre-refunded 6/01/24)
3,275	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series	6/30 at 100.00	BB–	4,299,420
	2010A, 6.350%, 10/01/40, 144A
38,025	Total Louisiana			42,620,404
	Maine – 1.6% (1.0% of Total Investments)
7,530	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	BBB (5)	8,119,524
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43 (Pre-refunded 7/01/23)
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine
	Medical Center Obligated Group Issue, Series 2016A:
5,450	4.000%, 7/01/41	7/26 at 100.00	BBB	5,948,075
10,215	4.000%, 7/01/46	7/26 at 100.00	BBB	11,080,415
10,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Mainehealth	7/24 at 100.00	A+	10,875,200
	Issue, Series 2015, 5.000%, 7/01/39
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineHealth
	Issue, Series 2020A:
2,745	4.000%, 7/01/45	7/30 at 100.00	A+	3,152,221
5,000	4.000%, 7/01/50	7/30 at 100.00	A+	5,688,800
4,500	Maine State Housing Authority, Multifamily Mortgage Purchase Bonds, Series 2021A,	5/30 at 100.00	AA+	4,178,160
	2.200%, 11/15/51

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maine (continued)
$ 7,695	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2020D,	5/29 at 100.00	AA+	$ 7,865,059
	2.800%, 11/15/45
915	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Social Series	11/30 at 100.00	AA+	859,258
	2021C, 2.300%, 11/15/46
54,050	Total Maine			57,766,712
	Maryland – 1.8% (1.1% of Total Investments)
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,280	5.000%, 9/01/33	9/27 at 100.00	CCC	1,365,875
3,050	5.000%, 9/01/39	9/27 at 100.00	CCC	3,224,887
3,025	5.000%, 9/01/46	9/27 at 100.00	CCC	3,180,152
1,000	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series	2/26 at 100.00	N/R	1,051,990
	2017A, 4.375%, 2/15/39, 144A
10,170	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/32 at 100.00	BBB	11,500,338
	HealthCare Issue, Series 2021B, 4.000%, 1/01/51
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/22 at 100.00	Baa3	2,523,775
	Healthcare, Series 2011A, 6.000%, 1/01/26
13,315	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/27 at 100.00	Baa3	15,759,634
	Healthcare, Series 2016A, 5.500%, 1/01/46
10,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge	7/25 at 100.00	A+	11,385,500
	Health System, Series 2015, 5.000%, 7/01/47
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula	7/24 at 100.00	A (5)	1,683,990
	Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45 (Pre-refunded 7/01/24)
3,010	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	7/22 at 100.00	A (5)	3,106,982
	of Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/22)
	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds,
	Suitland-Naylor Road Project, Series 2016:
2,000	4.750%, 7/01/36, 144A	1/26 at 100.00	N/R	2,200,120
2,300	5.000%, 7/01/46, 144A	1/26 at 100.00	N/R	2,540,350
	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B:
1,335	4.250%, 11/01/37	11/24 at 103.00	B–	1,399,040
1,250	4.500%, 11/01/43	11/24 at 103.00	B–	1,326,088
2,650	5.000%, 11/01/47	11/24 at 103.00	B–	2,846,444
58,385	Total Maryland			65,095,165
	Massachusetts – 3.3% (2.1% of Total Investments)
	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue,
	Series 2014A:
2,245	5.250%, 7/01/34	7/24 at 100.00	B–	2,263,117
6,195	5.500%, 7/01/44	7/24 at 100.00	B–	6,272,500
	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the
	Charles, Inc. Issue, Series 2017:
8,200	4.125%, 10/01/42, 144A	10/22 at 105.00	BB+	8,782,364
3,000	5.000%, 10/01/57, 144A	10/22 at 105.00	BB+	3,242,280
10,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A	11,950,900
	2018J-2, 5.000%, 7/01/53
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015:
4,020	4.500%, 1/01/45	1/25 at 100.00	BBB+	4,307,792
2,950	5.000%, 1/01/45	1/25 at 100.00	BBB+	3,233,584
4,035	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A,	10/26 at 100.00	Baa2	4,410,053
	4.000%, 10/01/46
16,280	Massachusetts Development Finance Agency, Revenue Bonds, Massachusetts Institute of	No Opt. Call	AAA	25,009,499
	Technology, Series 2020P, 5.000%, 7/01/50
900	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center	7/30 at 100.00	BB+	1,079,334
	Issue, Series 2020G, 5.000%, 7/15/46, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 6,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	No Opt. Call	AAA	$ 9,098,400
	Series 2002A, 5.750%, 1/01/42 – AMBAC Insured
7,405	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts	No Opt. Call	AAA	10,451,935
	Institute of Technology, Series 2002K, 5.500%, 7/01/32 (UB) (6)
2,800	Massachusetts Housing Finance Agency, Housing Bonds, Series 2014D, 3.875%, 12/01/39	6/24 at 100.00	AA	2,931,348
	Massachusetts Housing Finance Agency, Housing Bonds, Sustainability Green Series 2021A-1:
3,340	2.375%, 12/01/46	6/30 at 100.00	AA	3,272,432
3,600	2.450%, 12/01/51	6/30 at 100.00	AA	3,501,072
8,310	2.550%, 12/01/56	6/30 at 100.00	AA	7,952,088
4,500	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series	6/30 at 100.00	AA+	4,356,135
	2020-220, 2.300%, 12/01/44
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	AAA (5)	4,894,202
	Series 2013A, 5.000%, 5/15/43 (Pre-refunded 5/15/23)
3,500	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2021B,	4/31 at 100.00	Aa1	3,059,770
	2.000%, 4/01/50
425	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program,	11/21 at 100.00	AAA	426,789
	Subordinate Series 1999A, 5.750%, 8/01/29
102,265	Total Massachusetts			120,495,594
	Michigan – 2.9% (1.8% of Total Investments)
5,490	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and	No Opt. Call	Aa1	6,713,556
	Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)
3,665	Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Catalyst	7/24 at 100.00	AA	4,041,359
	Development Project, Series 2018A, 5.000%, 7/01/48 – AGM Insured
2,985	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	AA– (5)	3,086,132
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22)
	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding
	Series 2015:
4,495	4.000%, 11/15/35	5/25 at 100.00	A	4,885,076
2,550	4.000%, 11/15/36	5/25 at 100.00	A	2,770,192
	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,
	Refunding Series 2016MI:
145	5.000%, 12/01/45 (Pre-refunded 6/01/26) (UB) (6)	6/26 at 100.00	N/R (5)	172,762
9,855	5.000%, 12/01/45 (UB)	6/26 at 100.00	AA–	11,581,202
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding
	Series 2011MI:
10	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (5)	10,038
3,240	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	AA– (5)	3,252,668
2,705	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco	12/30 at 100.00	BBB+	3,374,244
	Receipts Senior Current Interest Series 2020A-2, 5.000%, 6/01/40
1,000	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco	12/30 at 100.00	BBB+	1,108,300
	Receipts, Series 2020A-CL-1, 4.000%, 6/01/49
	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Social
	Series 2021A:
21,675	2.350%, 12/01/46	12/30 at 100.00	AA+	20,550,718
8,280	2.500%, 6/01/52	12/30 at 100.00	AA+	7,785,022
4,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	4,025,440
10,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/31 at 100.00	Aa2	9,916,400
	2020-I, 2.625%, 10/15/56
13,855	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group,	6/22 at 100.00	AA– (5)	14,241,139
	Series 2009C, 5.000%, 12/01/48 (Pre-refunded 6/01/22)

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne
	County Airport, Series 2015D:
$ 3,550	5.000%, 12/01/40	12/25 at 100.00	A1	$ 4,118,852
3,600	5.000%, 12/01/45	12/25 at 100.00	A1	4,172,184
101,100	Total Michigan			105,805,284
	Minnesota – 1.8% (1.2% of Total Investments)
	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory
	Academy, Refunding Series 2016A:
155	4.000%, 8/01/36	8/26 at 100.00	BB+	164,342
440	4.000%, 8/01/41	8/26 at 100.00	BB+	462,299
2,000	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy	3/25 at 100.00	BB–	2,104,380
	Project, Refunding Series 2015A, 5.000%, 3/01/34
1,720	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project,	7/25 at 100.00	BB+	1,900,153
	Series 2015A, 5.500%, 7/01/50
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,
	Essentia Health Obligated Group, Series 2018A:
9,585	4.250%, 2/15/43	2/28 at 100.00	A–	10,875,141
27,325	4.250%, 2/15/48	2/28 at 100.00	A–	30,822,873
1,410	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project,	7/24 at 102.00	N/R	1,498,294
	Series 2016A, 5.000%, 7/01/47
2,485	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020E,	7/29 at 100.00	AA+	2,539,869
	2.700%, 7/01/44
	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020I:
2,380	2.150%, 7/01/45	1/30 at 100.00	AA+	2,286,990
3,815	2.200%, 1/01/51	1/30 at 100.00	AA+	3,623,258
	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project,
	Series 2016A:
405	5.000%, 4/01/36	4/26 at 100.00	N/R	375,111
605	5.000%, 4/01/46	4/26 at 100.00	N/R	530,046
2,500	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue	7/25 at 100.00	A	2,731,800
	Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 4.000%, 7/01/35
110	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue	4/23 at 100.00	N/R	112,255
	Bonds, 2700 University at Westgate Station, Series 2015B, 4.250%, 4/01/25
	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds,
	HealthEast Inc., Series 2015A:
2,785	5.000%, 11/15/40 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (5)	3,271,372
3,190	5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (5)	3,747,102
60,910	Total Minnesota			67,045,285
	Mississippi – 0.2% (0.1% of Total Investments)
5,445	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System	No Opt. Call	AA (5)	5,883,867
	Project, Series 2005, 5.250%, 7/01/24 – AGM Insured (ETM)
1,000	Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2021A,	6/30 at 100.00	Aaa	963,080
	2.125%, 12/01/44
6,445	Total Mississippi			6,846,947
	Missouri – 2.3% (1.5% of Total Investments)
2,960	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales	5/23 at 100.00	A–	3,026,659
	Tax Revenue Bonds, Series 2015, 3.625%, 5/15/31
	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016:
400	5.000%, 4/01/36, 144A	4/26 at 100.00	N/R	417,832
1,520	5.000%, 4/01/46, 144A	4/26 at 100.00	N/R	1,572,790

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 15,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds,	No Opt. Call	AA–	$ 13,727,550
	Improvement Series 2004B-1, 0.000%, 4/15/28 – AMBAC Insured
4,345	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds,	5/27 at 100.00	BB	4,763,510
	Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/50
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty
	Commons Project, Series 2015A:
1,575	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	1,624,124
1,055	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	1,092,632
2,460	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	2,603,123
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue
	Bonds, Saint Louis College of Pharmacy, Series 2015B:
1,410	5.000%, 5/01/40	11/23 at 100.00	BBB	1,502,228
2,000	5.000%, 5/01/45	11/23 at 100.00	BBB	2,124,320
7,040	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	7,621,222
	CoxHealth, Series 2013A, 5.000%, 11/15/48
2,250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	2/22 at 100.00	AA–	2,276,910
	Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/43
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	Mosaic Health System, Series 2019A:
6,330	4.000%, 2/15/44	2/29 at 100.00	AA–	7,182,967
13,545	4.000%, 2/15/49	2/29 at 100.00	AA–	15,284,043
405	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	431,544
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint
	Andrew’s Resources for Seniors, Series 2015A:
1,650	5.000%, 12/01/35	12/25 at 100.00	N/R	1,803,005
455	5.125%, 12/01/45	12/25 at 100.00	N/R	493,866
4,125	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport,	No Opt. Call	A2	5,391,458
	Series 2005, 5.500%, 7/01/29 – NPFG Insured
15,350	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley	No Opt. Call	N/R	11,650,957
	Park Projects, Series 2000A, 0.000%, 6/01/30 – AMBAC Insured
83,875	Total Missouri			84,590,740
	Montana – 0.0% (0.0% of Total Investments)
	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran
	Corporation, Series 2017A:
1,175	5.250%, 5/15/37	5/25 at 102.00	N/R	1,280,045
375	5.250%, 5/15/47	5/25 at 102.00	N/R	404,449
1,550	Total Montana			1,684,494
	Nebraska – 1.1% (0.7% of Total Investments)
10,665	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding	No Opt. Call	A	15,307,048
	Crossover Series 2017A, 5.000%, 9/01/42
4,435	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	A2	4,606,014
	5.000%, 9/01/32
1,330	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	1,520,921
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
2,090	4.125%, 11/01/36	11/25 at 100.00	A	2,299,167
2,325	5.000%, 11/01/48	11/25 at 100.00	A	2,626,762
7,760	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series	3/29 at 100.00	AA+	7,966,494
	2020A, 2.700%, 9/01/43

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
$ 6,800	Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional	2/27 at 100.00	BB+	$ 7,582,816
	West Medical Center Project, Refunding & Improvement Series 2016A, 5.250%, 2/01/37
35,405	Total Nebraska			41,909,222
	Nevada – 1.1% (0.7% of Total Investments)
410	Director of the State of Nevada Department of Business and Industry, Charter School	12/25 at 100.00	BB	450,885
	Lease Revenue Bonds, Somerset Academy, Series 2018A, 5.000%, 12/15/38, 144A
23,605	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue	7/28 at 100.00	Aa3	26,270,241
	Bonds, Series 2018B, 4.000%, 7/01/49
3,150	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Refunding Series	7/27 at 100.00	Aa3	3,515,368
	2017B, 4.000%, 7/01/36
1,000	Las Vegas, Nevada, Sales Tax Increment Revenue Bonds, Symphony Park Tourism Improvement	11/21 at 100.00	N/R	1,000,330
	District, Series 2016, 4.375%, 6/15/35, 144A
500	Neveda State Director of the Department of Business and Industry, Charter School Revenue	7/25 at 100.00	BB+	543,370
	Bonds, Doral Academy of Nevada, Series 2017A, 5.000%, 7/15/37, 144A
4,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno	12/28 at 100.00	A3	4,318,800
	Transportation Rail Access Corridor Project, Series 2018A, 4.000%, 6/01/43
4,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds,	7/38 at 31.26	N/R	682,200
	ReTrac-Reno Transportation Rail Access Corridor Project, Series 2018C, 0.010%, 7/01/58, 144A
3,210	Tahoe-Douglas Visitors Authority, Nevada, Stateline Revenue Bonds, Series 2020,	7/30 at 100.00	N/R	3,651,375
	5.000%, 7/01/51
39,875	Total Nevada			40,432,569
	New Hampshire – 0.6% (0.4% of Total Investments)
13,120	National Finance Authority, New Hampshire, Hospital Facilities Revenue Bonds, Saint	5/31 at 100.00	AA	14,926,886
	Elizabeth Medical Center, Inc., Series 2021A, 4.000%, 5/01/51
5,000	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta	7/23 at 100.00	B1	5,192,700
	Project, Refunding Series 2018B, 4.625%, 11/01/42, 144A
1,185	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta	7/25 at 100.00	B1	1,240,257
	Project, Refunding Series 2020A, 3.625%, 7/01/43 (Mandatory Put 7/02/40), 144A
500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Kendal at	10/26 at 100.00	BBB+	570,110
	Hanover, Series 2016, 5.000%, 10/01/40
19,805	Total New Hampshire			21,929,953
	New Jersey – 5.8% (3.7% of Total Investments)
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Refunding Series 2016BBB:
34,310	5.500%, 6/15/29	12/26 at 100.00	Baa1	41,876,384
2,110	5.500%, 6/15/30	12/26 at 100.00	Baa1	2,572,069
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Series 2005N-1:
6,835	5.500%, 9/01/24 – AMBAC Insured	No Opt. Call	Baa1	7,793,335
5,045	5.500%, 9/01/28 – NPFG Insured	No Opt. Call	Baa1	6,492,360
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Series 2015WW:
655	5.250%, 6/15/40 (Pre-refunded 6/15/25)	6/25 at 100.00	N/R (5)	767,870
11,335	5.250%, 6/15/40	6/25 at 100.00	Baa1	12,956,698
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	11/21 at 100.00	BBB–	601,782
	Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26
1,500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	11/21 at 100.00	BBB–	1,504,530
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
3,310	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health,	7/24 at 100.00	AA–	3,686,943
	Refunding Series 2014A, 5.000%, 7/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 2,035	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	Baa1	$ 1,893,120
	Appreciation Series 2010A, 0.000%, 12/15/26
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	AA	15,604,600
	Series 2006C, 0.000%, 12/15/33 – AGM Insured
20,040	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/24 at 100.00	Baa1	21,944,401
	2014AA, 5.000%, 6/15/44
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
13,690	4.750%, 6/15/38	6/25 at 100.00	Baa1	15,140,866
8,355	5.000%, 6/15/45	6/25 at 100.00	Baa1	9,422,685
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	Baa1	6,082,550
	2019AA, 5.250%, 6/15/43
7,255	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/30 at 100.00	Baa1	8,877,000
	2020AA, 5.000%, 6/15/50
33,200	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%,	No Opt. Call	AA	39,400,100
	1/01/26 – AGM Insured
	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057:
74	17.437%, 1/01/43 (Pre-refunded 7/01/22), 144A (IF)	7/22 at 100.00	A+ (5)	83,404
126	17.437%, 1/01/43 (Pre-refunded 7/01/22), 144A (IF)	7/22 at 100.00	N/R (5)	142,317
1,150	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%,	5/23 at 100.00	Aa3 (5)	1,232,156
	5/01/43 (Pre-refunded 5/01/23)
5,000	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/30 at 100.00	BBB+	5,608,900
	Series 2020A, 4.000%, 11/01/50
3,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB+	3,555,630
	Bonds, Series 2018A, 5.250%, 6/01/46
3,410	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	3,925,353
	Bonds, Series 2018B, 5.000%, 6/01/46
1,330	Washington Township Board of Education, Mercer County, New Jersey, General Obligation	No Opt. Call	A2	1,552,536
	Bonds, Series 2005, 5.250%, 1/01/26 – AGM Insured
189,365	Total New Jersey			212,717,589
	New Mexico – 0.1% (0.1% of Total Investments)
3,385	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1	7/30 at 100.00	Aaa	3,282,333
	Series 2021C, 2.250%, 7/01/46
	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement
	Residences Project, Series 2019A:
670	5.000%, 5/15/44	5/26 at 103.00	BB+	748,249
1,200	5.000%, 5/15/49	5/26 at 103.00	BB+	1,336,320
5,255	Total New Mexico			5,366,902
	New York – 7.9% (5.1% of Total Investments)
14,975	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of	9/25 at 100.00	N/R	16,815,428
	Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A
9,320	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter	12/30 at 100.00	N/R	9,519,821
	School, Series 2020A-1, 5.500%, 6/01/55, 144A
7,390	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter	12/30 at 100.00	N/R	7,690,625
	School, Series 2020B-1, 5.000%, 6/01/55, 144A
20,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/31 at 100.00	AA+	23,091,600
	General Purpose, Series 2021B, 4.000%, 3/15/47
2,250	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School	No Opt. Call	AAA	2,423,048
	of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured
9,700	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series	No Opt. Call	AAA	14,846,626
	2017A, 5.000%, 10/01/47 (UB) (6)
4,070	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	4,593,524
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/45

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical
	Center Obligated Group, Series 2015:
$ 2,700	5.000%, 12/01/40, 144A	6/25 at 100.00	BBB–	$ 3,050,703
5,600	5.000%, 12/01/45, 144A	6/25 at 100.00	BBB–	6,325,312
7,520	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/29 at 100.00	Aa1	8,775,013
	Series 2019C, 4.000%, 7/01/49
2,120	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The	2/30 at 100.00	N/R	2,378,152
	Academy Charter School Project, Refunding Series 2020B, 5.570%, 2/01/41
2,695	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The	2/27 at 100.00	N/R	3,022,793
	Academy Charter School Project, Series 2017A, 6.240%, 2/01/47
2,965	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The	2/28 at 100.00	N/R	3,473,913
	Academy Charter School Project, Series 2018A, 6.760%, 2/01/48
1,270	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The	2/30 at 100.00	N/R	1,422,260
	Academy Charter School Project, Series 2020A, 5.730%, 2/01/50
	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The
	Academy Charter School Project, Series 2021A:
1,210	4.450%, 2/01/41	2/30 at 100.00	A2	1,219,063
2,130	4.600%, 2/01/51	2/30 at 100.00	A2	2,140,011
	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A:
225	5.000%, 9/01/42	9/22 at 100.00	A	233,582
3,320	5.000%, 9/01/42 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R (5)	3,453,497
6,455	5.000%, 9/01/42 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R (5)	6,712,748
6,850	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	7,244,423
	Anticipation Note Series 2020A-1, 5.000%, 2/01/23
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green
	Climate Bond Certified Series 2020C-1:
2,790	5.000%, 11/15/50	5/30 at 100.00	A3	3,320,156
3,155	5.250%, 11/15/55	5/30 at 100.00	A3	3,799,346
8,390	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	11/30 at 100.00	A3	9,308,789
	Climate Bond Certified Series 2020D-2, 4.000%, 11/15/48
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	11/30 at 100.00	A3	5,542,250
	Climate Bond Certified Series 2020D-3, 4.000%, 11/15/49
2,210	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	No Opt. Call	A3	2,498,714
	Green Climate Certified Series 2017C-1, 5.000%, 11/15/24
7,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/30 at 100.00	A3	8,359,575
	Green Climate Certified Series 2020E, 4.000%, 11/15/45
3,585	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann?s	1/26 at 103.00	N/R	3,984,082
	Community Project, Series 2019, 5.000%, 1/01/50
1,000	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic	7/24 at 100.00	A–	1,109,950
	Health Services of Long Island Obligated Group Project, Series 2014, 5.000%, 7/01/31
15,000	New York City Housing Development Corporation, New York, Sustainable Impact Revenue	2/28 at 100.00	Aa2	15,144,450
	Bonds, Williamsburg Housing Preservation LP, Series 2020A, 2.800%, 2/01/50
11,570	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/25 at 100.00	AA+	13,227,865
	General Resolution Revenue Bonds, Fiscal 2016 Series BB-1, 5.000%, 6/15/46 (UB) (6)
11,245	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/30 at 100.00	AA+	13,145,517
	General Resolution Revenue Bonds, Fiscal 2021 Series BB-2, 4.000%, 6/15/42
5	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26	11/21 at 100.00	AA	5,018
	– FGIC Insured
28,615	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	31,219,537
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
2,560	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	2,599,475
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 3,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond	5/28 at 100.00	Aa2	$ 3,599,785
	Certified/Sustainability Series 2019P, 3.050%, 11/01/49
6,500	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 211,	4/27 at 100.00	Aa1	6,931,600
	3.750%, 10/01/43
5,670	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s	7/22 at 100.00	N/R (5)	5,851,100
	Hospital Health Center Project, Series 2012, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
20,925	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	5/31 at 100.00	AA+	26,325,742
	Lien Subseries 2021A-1, 5.000%, 5/15/51
7,110	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	7,668,633
259,095	Total New York			292,073,726
	North Carolina – 0.6% (0.4% of Total Investments)
10,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke	6/22 at 100.00	Aa2 (5)	10,280,400
	University Health System, Series 2012A, 5.000%, 6/01/42 (Pre-refunded 6/01/22)
4,725	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant	6/22 at 100.00	A+ (5)	4,858,103
	Health, Refunding Series 2012A, 5.000%, 6/01/36 (Pre-refunded 6/01/22)
2,150	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed,	10/22 at 100.00	A+	2,233,700
	Refunding Series 2012A, 5.000%, 10/01/38
2,150	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds,	7/27 at 100.00	N/R	2,348,918
	Aldersgate United Retirement Community Inc., Refunding Series 2017A, 5.000%, 7/01/47
1,690	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A,	7/26 at 100.00	BBB	1,896,856
	5.000%, 7/01/54
1,625	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien	1/30 at 100.00	AA	1,851,314
	Series 2019, 4.000%, 1/01/55 – AGM Insured
22,340	Total North Carolina			23,469,291
	North Dakota – 2.3% (1.5% of Total Investments)
9,950	Cass County, North Dakota, Health Care Facilities Revenue Bonds, Essential Health	2/28 at 100.00	A–	11,223,699
	Obligated Group, Series 2018B, 4.250%, 2/15/48
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System
	Obligated Group, Series 2012:
7,000	5.000%, 12/01/29	12/21 at 100.00	Baa2	7,027,090
6,650	5.000%, 12/01/32	12/21 at 100.00	Baa2	6,675,736
2,245	5.000%, 12/01/35	12/21 at 100.00	Baa2	2,253,688
4,525	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/27 at 100.00	Baa2	5,291,083
	Obligated Group, Series 2017A, 5.000%, 12/01/42
1,000	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley	12/26 at 100.00	N/R	1,041,790
	Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36
4,125	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2020B,	1/30 at 100.00	Aa1	4,166,745
	2.500%, 7/01/44
	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group,
	Series 2017C:
10,000	5.000%, 6/01/38	6/28 at 100.00	BBB–	11,740,500
28,050	5.000%, 6/01/53	6/28 at 100.00	BBB–	32,203,363
2,535	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC	9/23 at 100.00	N/R	1,419,600
	Project, Series 2013, 7.750%, 9/01/38 (4)
76,080	Total North Dakota			83,043,294
	Ohio – 9.1% (5.9% of Total Investments)
2,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities	11/30 at 100.00	BBB+	2,053,180
	Revenue Bonds, Summa Health Obligated Group, Refunding Series 2020, 3.000%, 11/15/40
4,185	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds,	5/22 at 100.00	AA–	4,284,226
	Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners,
	Refunding and Improvement Series 2012A:
$ 2,740	4.000%, 5/01/33 (Pre-refunded 5/01/22)	5/22 at 100.00	AA– (5)	$ 2,792,252
1,930	5.000%, 5/01/33 (Pre-refunded 5/01/22)	5/22 at 100.00	AA– (5)	1,976,397
3,405	5.000%, 5/01/42 (Pre-refunded 5/01/22)	5/22 at 100.00	AA– (5)	3,486,856
70,220	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	10,973,279
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
41,785	3.000%, 6/01/48	6/30 at 100.00	BBB+	42,099,641
8,035	4.000%, 6/01/48	6/30 at 100.00	BBB+	8,894,986
44,230	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	49,667,194
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
10,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R (5)	10,353,000
	Revenue Bonds, Senior Lien Series 2007A-3, 6.250%, 6/01/37 (Pre-refunded 6/01/22)
	Centerville, Ohio Health Care Improvement Revenue Bonds, Graceworks Lutheran Services,
	Refunding & Improvement Series 2017:
2,750	5.250%, 11/01/37	11/27 at 100.00	N/R	3,047,495
3,200	5.250%, 11/01/47	11/27 at 100.00	N/R	3,498,752
3,345	Cleveland Heights-University Heights City School District, Ohio, General Obligation	6/23 at 100.00	AA– (5)	3,594,136
	Bonds, School Improvement Series 2014, 5.000%, 12/01/51 (Pre-refunded 6/01/23)
5,000	County of Lucas, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group,	11/28 at 100.00	BBB	5,957,600
	Series 2018A, 5.250%, 11/15/48
37,150	Cuyahoga County, Ohio, Certificates of Participation, Convention Hotel Project, Series	6/24 at 100.00	AA–	39,374,170
	2014, 4.375%, 12/01/44 (UB) (6)
	Darke County, Ohio, Hospital Facilities Revenue Bonds, Wayne Healthcare Project, Series 2019A:
1,165	4.000%, 9/01/40	9/29 at 100.00	BB+	1,240,970
1,750	4.000%, 9/01/45	9/29 at 100.00	BB+	1,844,167
2,000	5.000%, 9/01/49	9/29 at 100.00	BB+	2,274,140
6,840	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds,	12/29 at 100.00	BBB–	7,866,958
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51
7,870	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,	5/22 at 100.00	Aa2	8,054,788
	Improvement Series 2012A, 5.000%, 11/01/42
3,985	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A,	12/27 at 100.00	AA–	4,288,657
	3.250%, 12/01/42
6,425	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien	1/23 at 100.00	AA+ (5)	6,779,917
	Series 2013A, 5.000%, 1/01/38 (Pre-refunded 1/01/23) (UB) (6)
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds,
	Tender Option Bond Trust 2016-XG0052:
390	17.852%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF) (6)	1/23 at 100.00	AA+ (5)	475,523
1,750	17.976%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF) (6)	1/23 at 100.00	AA+ (5)	2,136,487
625	17.985%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF) (6)	1/23 at 100.00	AA+ (5)	763,106
1,250	17.985%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF)	1/23 at 100.00	AA+ (5)	1,526,212
1,725	17.985%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF) (6)	1/23 at 100.00	AA+ (5)	2,106,173
2,000	17.985%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF)	1/23 at 100.00	AA+ (5)	2,441,940
	Middletown City School District, Butler County, Ohio, General Obligation Bonds,
	Refunding Series 2007:
4,380	5.250%, 12/01/27 – AGM Insured	No Opt. Call	A2	5,415,520
6,000	5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	7,835,760
12,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System	2/23 at 100.00	BB+	12,440,760
	Obligated Group Project, Series 2013, 5.000%, 2/15/48
8,500	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	10,625
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/22

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 1,050	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	$ 1,313
	FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23
2,020	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	2,525
	FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33 (4)
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	1,250
	FirstEnergy Nuclear Generation Project, Refunding Series 2005B, 3.125%, 1/01/34 (4)
20,765	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	21,084,781
	FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33
	(Mandatory Put 6/01/22)
490	Ohio Higher Educational Facility Commission, Senior Hospital Parking Revenue Bonds,	1/30 at 100.00	A3	583,110
	University Circle Incorporated 2020 Project, Series 2020, 5.000%, 1/15/50
1,240	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission	2/31 at 100.00	Aa3	1,542,486
	Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-3, 0.000%, 2/15/36 (8)
4,995	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission	2/23 at 100.00	Aa3 (5)	5,299,445
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1, 5.000%, 2/15/48
	(Pre-refunded 2/15/23)
1,610	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	2,013
	Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33
1,130	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	1,413
	Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (4)
20,405	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	20,719,237
	Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22)
20,480	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	20,795,392
	Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory Put 6/01/22)
3,000	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment	11/30 at 100.00	N/R	3,037,830
	Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood,
	Senior Lien Series 2019A, 5.000%, 11/01/51
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health
	System Obligated Group Project, Refunding and Improvement Series 2012:
1,095	5.750%, 12/01/32	12/22 at 100.00	BB–	1,135,427
870	6.000%, 12/01/42	12/22 at 100.00	BB–	900,476
1,330	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	1,435,336
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	6.000%, 3/01/45
390,110	Total Ohio			336,096,901
	Oklahoma – 0.6% (0.4% of Total Investments)
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
5,290	5.500%, 8/15/52	8/28 at 100.00	Baa3	6,481,149
10,600	5.500%, 8/15/57	8/28 at 100.00	Baa3	12,949,066
2,340	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds,	11/25 at 102.00	BBB–	2,657,983
	Montereau, Inc Project, Refunding Series 2017, 5.250%, 11/15/45
18,230	Total Oklahoma			22,088,198
	Oregon – 0.1% (0.1% of Total Investments)
	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc.,
	Series 2020A:
500	5.125%, 11/15/40	11/25 at 102.00	N/R	548,565
220	5.250%, 11/15/50	11/25 at 102.00	N/R	241,080
315	5.375%, 11/15/55	11/25 at 102.00	N/R	346,034
	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South
	Waterfront, Refunding Series 2014A:
1,000	5.400%, 10/01/44	10/24 at 100.00	N/R	1,070,500
800	5.500%, 10/01/49	10/24 at 100.00	N/R	857,000
2,835	Total Oregon			3,063,179

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 6.0% (3.8% of Total Investments)
14,855	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	16,415,518
	Health Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44
2,540	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Ba3	2,882,392
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A:
13,235	4.375%, 1/01/35 (Mandatory Put 7/01/22)	No Opt. Call	N/R	13,452,451
3,145	3.500%, 4/01/41 (4)	No Opt. Call	N/R	3,931
1,245	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,556
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (4)
1,240	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,550
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (4)
9,365	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	4/31 at 100.00	N/R	9,674,232
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 3.750%, 10/01/47 (Mandatory
	Put 4/01/21)
21,945	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue	11/27 at 100.00	BB–	24,070,812
	Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/50
	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane
	Charter School Project, Series 2016:
2,410	5.125%, 3/15/36	3/27 at 100.00	BBB–	2,769,837
6,420	5.125%, 3/15/46	3/27 at 100.00	BBB–	7,277,584
10,850	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	AA	12,288,710
	Settlement, Series 2018, 4.000%, 6/01/39 – AGM Insured (UB) (6)
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2015:
170	5.000%, 1/01/29 (Pre-refunded 1/01/25)	1/25 at 100.00	N/R (5)	193,742
830	5.000%, 1/01/29	1/25 at 100.00	BBB+	919,416
7,665	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/22 at 100.00	A	7,864,903
	Health System Project, Series 2012A, 5.000%, 6/01/42
3,000	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands	1/28 at 100.00	A–	3,483,030
	Healthcare, Series 2018, 5.000%, 7/15/48
1,250	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes	7/25 at 100.00	BBB–	1,351,875
	Retirement Community Project, Refunding Series 2015A, 5.000%, 7/01/45
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Series 2013A:
695	5.125%, 12/01/47	12/23 at 100.00	A	754,735
815	5.125%, 12/01/47 (Pre-refunded 12/01/23)	12/23 at 100.00	N/R (5)	895,653
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
10,530	5.250%, 1/15/45	1/25 at 100.00	Ba1	11,870,575
1,200	5.250%, 1/15/46	1/25 at 100.00	Ba1	1,352,472
10,765	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	Caa1	8,237,916
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
3,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/29 at 100.00	AA+	3,669,645
	2019-131A, 3.100%, 10/01/44
13,540	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Series 2018A,	12/28 at 100.00	AA	17,112,258
	5.250%, 12/01/44
3,705	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1,	6/25 at 100.00	A+	4,190,466
	5.000%, 12/01/45
6,450	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2018A-2,	12/28 at 100.00	A1	7,920,600
	5.000%, 12/01/43
11,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C,	6/26 at 100.00	AA	13,550,130
	6.250%, 6/01/33 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1,	12/25 at 100.00	A	$ 17,194,350
	5.000%, 12/01/45
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2019A,	12/29 at 100.00	A3	5,603,650
	4.000%, 12/01/49
10,305	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	BBB–	10,597,250
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42
7,055	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel	11/21 at 100.00	AA	7,073,625
	Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/35 – AGM Insured
	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A:
1,125	5.250%, 12/01/31 (Pre-refunded 12/01/21) – AGM Insured	12/21 at 100.00	AA (5)	1,129,646
1,000	5.500%, 12/01/35 (Pre-refunded 12/01/21) – AGM Insured	12/21 at 100.00	AA (5)	1,004,330
5,790	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds,	1/23 at 100.00	Baa3	5,921,665
	Series 2012B, 4.000%, 1/01/33
207,640	Total Pennsylvania			220,730,505
	Puerto Rico – 4.6% (2.9% of Total Investments)
4,934	Cofina Class 2 Trust Tax-Exempt Class 2047, Puerto Rico. Unit Exchanged From Cusip	No Opt. Call	N/R	1,632,780
	74529JAN5, 0.000%, 8/01/47
9,761	Cofina Class 2 Trust Tax-Exempt Class 2054, Puerto Rico. Unit Exchanged From Cusip	No Opt. Call	N/R	2,290,109
	74529JAP0, 0.010%, 8/01/54
10,280	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien	7/32 at 100.00	N/R	12,357,691
	Forward Delivery Series 2022A, 5.000%, 7/01/37, 144A (WI/DD, Settling 6/15/22)
26,925	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series	7/30 at 100.00	N/R	31,452,977
	2020A, 5.000%, 7/01/47, 144A
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien
	Series 2021B:
1,910	5.000%, 7/01/37, 144A	7/31 at 100.00	N/R	2,317,613
7,510	4.000%, 7/01/42, 144A	7/31 at 100.00	N/R	8,296,072
8,070	4.000%, 7/01/47, 144A	7/31 at 100.00	N/R	8,813,166
600	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J,	11/21 at 100.00	Baa2	608,304
	5.000%, 7/01/29 – NPFG Insured
695	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A,	No Opt. Call	Aaa	738,118
	5.125%, 6/01/24 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
3,014	0.000%, 7/01/31	7/28 at 91.88	N/R	2,397,547
9,828	0.000%, 7/01/33	7/28 at 86.06	N/R	7,282,745
259	4.500%, 7/01/34	7/25 at 100.00	N/R	283,115
7,384	0.010%, 7/01/46	7/28 at 41.38	N/R	2,407,110
17,562	0.000%, 7/01/51	7/28 at 30.01	N/R	4,158,155
19,012	4.750%, 7/01/53	7/28 at 100.00	N/R	21,236,784
24,906	5.000%, 7/01/58	7/28 at 100.00	N/R	28,179,645
723	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	797,360
	Cofina Project Series 2019B-2, 4.536%, 7/01/53
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
7,857	4.329%, 7/01/40	7/28 at 100.00	N/R	8,642,464
11,680	4.329%, 7/01/40	7/28 at 100.00	N/R	12,847,650
10,210	4.784%, 7/01/58	7/28 at 100.00	N/R	11,392,931
183,120	Total Puerto Rico			168,132,336
	Rhode Island – 1.4% (0.9% of Total Investments)
1,000	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New	9/23 at 100.00	N/R (5)	1,104,860
	England Health System, Series 2013A, 6.000%, 9/01/33 (Pre-refunded 9/01/23)
3,425	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond	4/29 at 100.00	AA+	3,579,125
	Program, 2019 Series 71, 3.100%, 10/01/44

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Rhode Island (continued)
$ 292,435	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	11/21 at 16.44	CCC–	$ 48,842,494
	Bonds, Series 2007A, 0.010%, 6/01/52
296,860	Total Rhode Island			53,526,479
	South Carolina – 3.0% (1.9% of Total Investments)
7,600	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2,	No Opt. Call	A–	6,329,128
	0.000%, 1/01/31 – AMBAC Insured
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,
	Bishop Gadsden Episcopal Retirement Community, Series 2019A:
890	5.000%, 4/01/49	4/26 at 103.00	BBB–	1,005,033
1,165	4.000%, 4/01/54	4/26 at 103.00	BBB–	1,254,565
1,630	5.000%, 4/01/54	4/26 at 103.00	BBB–	1,836,374
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,
	Hilton Head Christian Academy, Series 2020:
405	5.000%, 1/01/40, 144A	1/30 at 100.00	N/R	428,895
1,000	5.000%, 1/01/55, 144A	1/30 at 100.00	N/R	1,040,020
	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds,
	Lutheran Homes of South Carolina Inc., Refunding Series 2017B:
1,000	5.000%, 5/01/37	5/23 at 104.00	N/R	1,052,430
750	5.000%, 5/01/42	5/23 at 104.00	N/R	778,058
4,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma	5/28 at 100.00	A	4,763,280
	Health Obligated Group, Series 2018A, 5.000%, 5/01/48
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &
	Improvement Series 2015A:
11,430	5.000%, 12/01/50	6/25 at 100.00	A	12,998,767
34,000	5.000%, 12/01/50 (UB) (6)	6/25 at 100.00	A	38,666,500
8,630	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	12/30 at 100.00	A	10,848,946
	Improvement Series 2020A, 5.000%, 12/01/43
5,075	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	12/24 at 100.00	A	5,710,035
	Series 2014C, 5.000%, 12/01/46
1,310	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	12/23 at 100.00	A	1,428,280
	2013A, 5.125%, 12/01/43
10,300	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A	11,522,095
	2014A, 5.500%, 12/01/54
10,250	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue	4/22 at 100.00	A	10,450,797
	Bonds, Refunding Series 2012A, 5.000%, 4/15/32
99,435	Total South Carolina			110,113,203
	South Dakota – 1.0% (0.6% of Total Investments)
15,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health,	7/27 at 100.00	AA–	17,685,000
	Refunding Series 2017, 5.000%, 7/01/46
11,400	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Monument	9/30 at 100.00	AA–	12,978,216
	Health, Inc., Series 2020A, 4.000%, 9/01/50
3,765	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional	9/27 at 100.00	AA–	4,454,823
	Health, Refunding Series 2017, 5.000%, 9/01/40
30,165	Total South Dakota			35,118,039
	Tennessee – 0.7% (0.5% of Total Investments)
12,895	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (5)	13,629,112
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
1,850	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds,	10/24 at 100.00	Baa2	2,050,670
	Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/39
2,000	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue	2/29 at 100.00	A	2,225,760
	Bonds, East Tennessee Children’s Hospital, Series 2019, 4.000%, 11/15/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$ 2,645	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board,	7/27 at 100.00	N/R	$ 2,529,096
	Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A, 5.500%, 7/01/37
3,560	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	6/27 at 100.00	N/R	2,136,000
	Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 0.000%,
	6/15/37, 144A (4)
1,010	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2020-3A,	7/29 at 100.00	AA+	1,019,353
	2.550%, 1/01/45
10,000	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue	6/27 at 100.00	N/R	3,000,000
	Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A, 7.500%,
	6/01/47, 144A (4)
33,960	Total Tennessee			26,589,991
	Texas – 10.9% (7.0% of Total Investments)
3,520	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	9/23 at 103.00	N/R	3,744,048
	Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45
2,980	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	9/23 at 103.00	N/R	3,164,790
	Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40
5,480	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A, 5.000%,	11/25 at 100.00	AA	6,275,148
	11/15/45 (UB) (6)
2,500	Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage	12/25 at 100.00	BB	2,660,300
	Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 12/01/45
2,280	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement	3/23 at 103.00	N/R	2,387,570
	District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45
4,055	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement	3/23 at 103.00	N/R	4,240,070
	District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015,
	8.250%, 9/01/40
370	Celina, Texas, Special Assessment Revenue Bonds, Wells South Public Improvement District	9/24 at 100.00	N/R	386,498
	Neighborhood Improvement Area 1 Project, Series 2015, 6.250%, 9/01/45
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2020A:
3,000	5.000%, 1/01/44	1/30 at 100.00	A–	3,666,450
3,940	5.000%, 1/01/49	1/30 at 100.00	A–	4,782,924
3,335	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2020E,	1/30 at 100.00	A–	4,063,564
	5.000%, 1/01/45
13,685	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A– (5)	15,896,906
	5.000%, 1/01/45 (Pre-refunded 7/01/25)
6,375	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016,	1/26 at 100.00	A–	6,699,806
	3.375%, 1/01/41
270	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea	No Opt. Call	A–	277,276
	Public Schools, Series 2012, 3.750%, 8/15/22
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education Charter School, Series 2013A:
765	4.350%, 12/01/42	12/22 at 100.00	BBB–	781,409
685	4.400%, 12/01/47	12/22 at 100.00	BBB–	699,159
4,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift	6/25 at 100.00	BBB–	4,389,800
	Education Charter School, Series 2015A, 5.000%, 12/01/45
	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds,
	Improvement Area 1 Project, Series 2016:
525	5.750%, 9/01/28	9/23 at 103.00	N/R	569,378
745	6.500%, 9/01/46	9/23 at 103.00	N/R	807,736
2,520	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/23 at 100.00	N/R	2,742,541
	2013A, 6.375%, 9/01/42
400	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/24 at 100.00	BBB–	439,388
	2014A, 5.250%, 9/01/44

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,255	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa2	$ 1,300,318
	Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38
8,920	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa2	9,240,496
	Inc. Project, Series 2012B, 4.750%, 11/01/42
6,660	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding	4/30 at 100.00	A+	7,597,728
	First Tier Series 2020C, 4.000%, 10/01/49
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate
	Lien Series 2013B:
20,000	5.250%, 10/01/51 (Pre-refunded 10/01/23)	10/23 at 100.00	AA (5)	21,888,400
10,000	5.000%, 4/01/53 (Pre-refunded 10/01/23) (UB) (6)	10/23 at 100.00	AA (5)	10,896,500
5,470	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender	10/23 at 100.00	AA (5)	7,432,198
	Option Bond Trust 2015-XF0228, 18.108%, 11/01/44 (Pre-refunded 10/01/23), 144A (IF) (6)
4,255	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	4,801,555
	Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45
4,080	Harris County, Texas, General Obligation Toll Road Revenue Bonds, Tender Option Bond	No Opt. Call	AAA	8,857,150
	Trust 2015-XF0074, 14.403%, 8/15/32 – AGM Insured, 144A (IF)
10,000	Harris County, Texas, Toll Road Revenue Bonds, Refunding First Lien Series 2021A,	8/30 at 100.00	Aa2	11,567,800
	4.000%, 8/15/50
6,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation	11/31 at 44.13	AA	1,924,020
	Refunding Senior Lien Series 2014A, 0.000%, 11/15/48
6,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien	11/24 at 100.00	A3	6,626,220
	Series 2014A, 5.000%, 11/15/53
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
1,940	0.000%, 11/15/34 (Pre-refunded 11/15/24) – NPFG Insured	11/24 at 55.69	Baa2 (5)	1,059,337
14,055	0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	Baa2	7,198,549
5,000	Houston Higher Education Finance Corporation, Texas, Education Revenue Bonds, KIPP,	8/25 at 100.00	AAA	5,314,100
	Inc., Refunding Series 2015, 4.000%, 8/15/44
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	AA	3,863,698
4,865	0.000%, 9/01/27 – AGM Insured	No Opt. Call	AA	4,435,907
4,715	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Refunding Series 2015,	9/24 at 100.00	A	5,195,836
	5.000%, 9/01/40
17,000	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series	No Opt. Call	AAA (5)	24,817,620
	2002A, 5.750%, 12/01/32 – AGM Insured (ETM)
940	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson	8/25 at 100.00	A	1,062,529
	Memorial Hospital Project, Series 2015, 5.000%, 8/15/30
1,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/25 at 100.00	A+	1,131,980
	Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/45
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,095	5.750%, 12/01/33	12/25 at 100.00	B1	3,346,964
3,125	6.125%, 12/01/38	12/25 at 100.00	B1	3,393,531
	Montgomery County Toll Road Authority, Texas, Toll Road Revenue Bonds, Senior Lien
	Series 2018:
1,900	5.000%, 9/15/43	9/25 at 100.00	BBB–	2,117,702
1,785	5.000%, 9/15/48	9/25 at 100.00	BBB–	1,982,867
	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility
	Revenue Bonds, Legacy at Willow Bend Project, Series 2016:
2,335	5.000%, 11/01/46	11/23 at 103.00	BBB–	2,496,559
6,015	5.000%, 11/01/51	11/23 at 103.00	BBB–	6,425,042
745	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility	1/25 at 100.00	N/R	774,487
	Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014, 5.500%, 1/01/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 210	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	N/R (5)	$ 248,993
	Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas A&M University-Corpus
	Christi Project, Series, 5.000%, 4/01/48 (Pre-refunded 4/01/26)
4,530	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	AA	4,810,362
	Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M
	University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured
820	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	N/R (5)	970,290
	Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M
	University – San Antonio Project,, 5.000%, 4/01/48 (Pre-refunded 4/01/26)
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing
	Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville II, L.L.C. – Tarleton State
	University Project, Series:
1,000	5.000%, 4/01/34 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (5)	1,102,490
2,200	5.000%, 4/01/39 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (5)	2,425,478
1,600	5.000%, 4/01/46 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (5)	1,763,984
5,540	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	N/R (5)	6,121,922
	Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project,
	Series 2014A, 5.000%, 4/01/39 (Pre-refunded 4/01/24)
3,220	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%,	12/21 at 100.00	AA (5)	3,238,451
	12/15/36 (Pre-refunded 12/15/21) – AGM Insured
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
2,590	0.000%, 9/01/43 (Pre-refunded 9/01/31) (8)	9/31 at 100.00	N/R (5)	3,593,521
3,910	6.750%, 9/01/45 (Pre-refunded 9/01/31)	9/31 at 100.00	N/R (5)	5,869,418
6,155	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	6,480,169
	5.000%, 1/01/40
2,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series	1/25 at 100.00	A	2,253,340
	2015A, 5.000%, 1/01/38
610	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba1	648,473
	2014A, 5.125%, 2/01/39
1,000	Red River Education Finance Corporation, Texas, Higher Education Revenue Bonds, Saint	6/26 at 100.00	BBB	1,083,440
	Edward?s University Project, Series 2016, 4.000%, 6/01/41
1,870	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	9/23 at 100.00	A3 (5)	2,046,491
	Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.500%, 9/01/43
	(Pre-refunded 9/01/23)
17,640	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	5/26 at 100.00	AA–	20,611,811
	Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 5.000%, 11/15/45 (UB) (6)
4,565	Texas City Industrial Development Corporation, Texas, Industrial Development Revenue	2/25 at 100.00	Baa2	4,950,834
	Bonds, NRG Energy, inc. Project, Fixed Rate Series 2012, 4.125%, 12/01/45
3,435	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,	9/27 at 100.00	Aaa	3,704,441
	Series 2018A, 4.250%, 9/01/43
	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,
	Series 2021A:
7,250	2.250%, 9/01/46	3/30 at 100.00	Aaa	7,002,630
7,000	2.350%, 9/01/51	3/30 at 100.00	Aaa	6,720,210
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A:
5,810	4.000%, 12/31/36	12/30 at 100.00	Baa2	6,813,445
2,735	4.000%, 6/30/37	12/30 at 100.00	Baa2	3,198,364
3,175	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/22 at 100.00	A (5)	3,296,126
	First Tier Series 2012A, 5.000%, 8/15/41 (Pre-refunded 8/15/22)
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding
	First Tier Series 2015B:
11,280	0.000%, 8/15/36	8/24 at 59.60	A	6,491,189
10,000	0.000%, 8/15/37	8/24 at 56.94	A	5,494,600

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding
	Second Tier Series 2015C:
$ 5,000	5.000%, 8/15/37	8/24 at 100.00	A–	$ 5,589,150
31,810	5.000%, 8/15/42	8/24 at 100.00	A–	35,505,686
7,500	Texas Transportation Commission, State Highway 249 System Revenue Bonds, First Tier Toll	2/29 at 100.00	Baa3	8,637,900
	Series 2019A, 5.000%, 8/01/57
4,400	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A	4,254,712
	2002A, 0.000%, 8/15/25 – AMBAC Insured
1,415	Ysleta Independent School District Public Facility Corporation, Texas, Lease Revenue	5/22 at 100.00	AA–	1,453,573
	Refunding Bonds, Series 2001, 5.375%, 11/15/24 – AMBAC Insured
376,985	Total Texas			401,805,347
	Utah – 0.1% (0.1% of Total Investments)
	Black Desert Public Infrastructure District, Limited Tax General Obligation Bonds,
	Series 2021A:
510	3.750%, 3/01/41, 144A	9/26 at 103.00	N/R	517,584
1,095	4.000%, 3/01/51, 144A	9/26 at 103.00	N/R	1,112,498
3,360	MIDA Military Installation Development Authority Golf and Equestrian Center Public	12/26 at 103.00	N/R	3,348,206
	Infrastructure District, Utah, Limited Tax and Tax Allocation Revenue Bonds, Series 2021,
	4.625%, 6/01/57, 144A (WI/DD, Settling 9/01/21)
500	Red Bridge Public Infrastructure District 1, Utah, Limited Tax General Obligation Bonds,	2/26 at 103.00	N/R	515,925
	Series 2021A, 4.375%, 2/01/51, 144A
5,465	Total Utah			5,494,213
	Vermont – 0.1% (0.0% of Total Investments)
1,835	Vermont Economic Development Authority, Mortgage Revenue Bonds, Wake Robin Corporation	5/28 at 103.00	N/R	1,951,302
	Project, Series 2021A, 4.000%, 5/01/45
	Virgin Islands – 0.0% (0.0% of Total Investments)
1,790	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	AA	1,846,886
	Series 2012A, 5.000%, 10/01/32 – AGM Insured
	Virginia – 0.9% (0.6% of Total Investments)
	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds,
	Series 2015:
1,200	5.300%, 3/01/35, 144A	3/25 at 100.00	N/R	1,264,968
1,085	5.600%, 3/01/45, 144A	3/25 at 100.00	N/R	1,143,405
5,500	Hampton Roads Transportation Accountability Commission, Virginia, Revenue Bonds, Hampton	7/30 at 100.00	AA	6,825,225
	Roads Transportation Fund, Senior Lien Series 2020A, 5.000%, 7/01/60
11,380	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads	1/28 at 100.00	AA+	13,854,126
	Transportation Fund Revenue Bonds, Senior Lien Series 2018A, 5.500%, 7/01/57
	James City County Economic Development Authority, Virginia, Residential Care Facility
	Revenue Bonds, Williamsburg Landing Inc., Refunding Series 2021A:
1,115	4.000%, 12/01/40	12/27 at 103.00	N/R	1,221,516
2,690	4.000%, 12/01/50	12/27 at 103.00	N/R	2,916,794
2,000	Peninsula Town Center Community Development Authority, Virginia, Special Obligation	9/27 at 100.00	N/R	2,162,320
	Bonds, Refunding Series 2018, 5.000%, 9/01/45, 144A
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount	7/25 at 100.00	BB+	1,070,650
	University Project, Green Series 2015B, 5.250%, 7/01/35, 144A
2,020	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue	4/28 at 112.76	N/R	2,349,523
	Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A, 8.375%,
	4/01/41, 144A
27,990	Total Virginia			32,808,527

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 1.9% (1.2% of Total Investments)
$ 5,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station,	7/25 at 100.00	Aa2	$ 5,745,200
	Refunding Series 2015A, 5.000%, 7/01/38 (UB) (6)
1,250	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	1,842,500
	Services, Tender Option Bond Trust 2015-XF0148, 17.952%, 10/01/44, 144A (IF) (6)
20,455	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Cancer Center	9/30 at 100.00	A+	25,414,315
	Alliance, Series 2020, 5.000%, 9/01/55
6,655	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2 (5)	6,944,759
	Series 2012A, 5.000%, 10/01/42 (Pre-refunded 10/01/22)
	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds,
	Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A:
5,450	5.000%, 1/01/46, 144A	1/25 at 102.00	BB	5,891,177
3,650	5.000%, 1/01/51, 144A	1/25 at 102.00	BB	3,939,664
21,510	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C,	No Opt. Call	Aaa	19,787,049
	0.000%, 6/01/28 – NPFG Insured (UB) (6)
63,970	Total Washington			69,564,664
	West Virginia – 1.3% (0.8% of Total Investments)
1,900	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds,	6/27 at 100.00	N/R	2,159,065
	University Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2017A, 5.500%, 6/01/37, 144A
465	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds,	6/31 at 100.00	N/R	512,337
	University Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2021A, 4.125%, 6/01/43, 144A
40,950	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A (5)	44,322,642
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
	(Pre-refunded 6/01/23)
43,315	Total West Virginia			46,994,044
	Wisconsin – 3.6% (2.3% of Total Investments)
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter
	Academy, North Carolina, Series 2016A:
1,750	5.000%, 2/01/36, 144A	2/26 at 100.00	N/R	1,871,205
305	5.125%, 2/01/46, 144A	2/26 at 100.00	N/R	323,520
1,715	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community	6/26 at 100.00	N/R	1,808,793
	School Bonds, North Carolina, Series 2019A, 5.000%, 6/15/49, 144A
500	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community	6/24 at 100.00	N/R	517,860
	School, North Carolina, Series 2017A, 5.125%, 6/15/47, 144A
1,480	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science	5/26 at 100.00	N/R	1,562,244
	Academy Project, Series 2016A, 5.125%, 5/01/36, 144A
6,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Phoenix Academy	6/24 at 100.00	N/R	6,096,480
	Charter School, North Carolina, Series 2017A, 5.625%, 6/15/37, 144A
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter
	Academy, North Carolina, Series 2017A:
1,000	5.500%, 6/15/37, 144A	6/27 at 100.00	N/R	1,018,530
1,790	5.625%, 6/15/47, 144A	6/27 at 100.00	N/R	1,837,936
35,100	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American	12/27 at 100.00	N/R	38,527,866
	Dream @ Meadowlands Project, Series 2017, 7.000%, 12/01/50, 144A
1,700	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center,	10/27 at 100.00	N/R	1,717,595
	Senior Series 2017A, 7.000%, 10/01/47, 144A
	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc.,
	Series 2017A:
1,410	5.000%, 12/01/27	No Opt. Call	BBB–	1,570,670
1,815	5.200%, 12/01/37	12/27 at 100.00	BBB–	2,147,091

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health
	Sciences, Series 2020:
$ 1,300	5.000%, 4/01/40, 144A	4/30 at 100.00	BB	$ 1,536,548
4,765	5.000%, 4/01/50, 144A	4/30 at 100.00	BB	5,553,607
	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter
	School, Series 2018A:
4,050	5.000%, 6/15/38, 144A	6/26 at 100.00	BBB–	4,446,495
1,575	5.000%, 6/15/48, 144A	6/26 at 100.00	BBB–	1,709,347
2,500	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project,	5/26 at 100.00	BBB	2,747,625
	Refunding Series 2016C, 4.050%, 11/01/30
6,620	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health	10/22 at 100.00	AA	6,839,387
	Inc. Obligated Group, Series 2012A, 5.000%, 4/01/42
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,
	Series 2012B:
3,505	4.500%, 2/15/40	2/22 at 100.00	A–	3,531,568
1,485	5.000%, 2/15/40	2/22 at 100.00	A–	1,504,157
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,
	Inc., Series 2012:
11,000	5.000%, 6/01/32	6/22 at 100.00	A3	11,284,240
1,500	5.000%, 6/01/39	6/22 at 100.00	A3	1,536,885
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, PHW Muskego, Inc.
	Project, Series 2021:
2,405	4.000%, 10/01/51	10/28 at 102.00	N/R	2,457,453
3,845	4.000%, 10/01/61	10/28 at 102.00	N/R	3,885,142
1,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rocket Education	6/26 at 100.00	N/R	1,586,010
	Obligated Group, Series 2017C, 5.250%, 6/01/40, 144A
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/24 at 103.00	N/R	1,057,200
	American Baptist Homes of the Midwest Obligated Group, Refunding Series 2017, 5.000%, 8/01/37
2,505	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Aurora	4/23 at 100.00	Aa3 (5)	2,680,375
	Health Care, Inc., Series 2013A, 5.125%, 4/15/31 (Pre-refunded 4/15/23)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson
	Hollow Project. Series 2014:
1,000	5.375%, 10/01/44	10/22 at 102.00	N/R	1,034,220
1,500	5.500%, 10/01/49	10/22 at 102.00	N/R	1,552,725
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers	7/24 at 100.00	A	1,111,630
	Memorial Hospital, Inc., Series 2014A, 5.000%, 7/01/34
1,850	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint	11/26 at 103.00	N/R	2,039,107
	Camillus Health System Inc, Series 2019A, 5.000%, 11/01/54
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint
	John’s Communities Inc., Series 2015B:
550	5.000%, 9/15/37	9/22 at 100.00	BBB–	572,055
1,350	5.000%, 9/15/45	9/22 at 100.00	BBB–	1,404,135
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three	8/23 at 100.00	BBB+ (5)	1,084,170
	Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/33 (Pre-refunded 8/15/23)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Woodland Hills Senior Housing Project, Series 2014:
2,565	5.000%, 12/01/44	12/22 at 102.00	N/R	2,648,952
1,775	5.250%, 12/01/49	12/22 at 102.00	N/R	1,836,397
	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds,
	Series 2019A:
2,800	3.150%, 11/01/44	11/28 at 100.00	AA	2,928,492
4,000	3.200%, 11/01/49	11/28 at 100.00	AA	4,160,280
123,460	Total Wisconsin			131,727,992

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.1% (0.0% of Total Investments)
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical
	Center Project, Series 2011B:
$ 1,000	5.500%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (5)	$ 1,004,200
1,000	6.000%, 12/01/36 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (5)	1,004,590
2,000	Total Wyoming			2,008,790
$ 5,930,649	Total Municipal Bonds (cost $5,140,995,422)			5,712,869,827

Shares	Description (1)	Value
	COMMON STOCKS – 0.9% (0.6% of Total Investments)
	Electric Utilities – 0.9% (0.6% of Total Investments)
676,308	Energy Harbor Corp (9), (10), (11)	$ 32,378,245
	Total Common Stocks (cost $15,015,822)	32,378,245
	Total Long-Term Investments (cost $5,156,011,244)	5,745,248,072
	Floating Rate Obligations – (5.1)%	(187,400,000)
	MuniFund Preferred Shares, net of deferred offering costs – (11.0)% (12)	(404,033,874)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (3.0)% (13)	(111,923,894)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (38.2)% (14)	(1,408,222,865)
	Other Assets Less Liabilities – 1.5%	53,668,682
	Net Assets Applicable to Common Shares – 100%	$ 3,687,336,121

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.
(8)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(9)	Common Stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.125%, 1/01/34, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33.
(10)	For fair value measurement disclosure purposes, investment classified as Level 2.
(11)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(12)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 7.0%.
(13)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 1.9%.
(14)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 24.5%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 153.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 151.3% (98.4% of Total Investments)
	Alabama – 0.9% (0.6% of Total Investments)
$ 8,585	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds,	9/25 at 100.00	N/R	$ 9,344,429
	University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A
3,720	Alabama Special Care Facilities Financing Authority, Birmingham, Hospital Revenue Bonds,	11/21 at 100.00	N/R (4)	3,975,415
	Daughters of Charity National Health System – Providence Hospital and St. Vincent’s Hospital,
	Series 1995, 5.000%, 11/01/25 (ETM)
5,835	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A2	8,299,471
	5.000%, 9/01/46
18,140	Total Alabama			21,619,315
	Alaska – 0.3% (0.2% of Total Investments)
	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham
	Hydroelectric Project, Refunding Series 2015:
1,000	5.000%, 1/01/31 (AMT)	7/25 at 100.00	Baa2	1,091,490
2,950	5.000%, 1/01/33 (AMT)	7/25 at 100.00	Baa2	3,212,904
2,900	5.000%, 1/01/34 (AMT)	7/25 at 100.00	Baa2	3,153,286
6,850	Total Alaska			7,457,680
	Arizona – 1.7% (1.1% of Total Investments)
1,300	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	1,316,419
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
2,820	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals	12/24 at 100.00	A+	3,178,366
	Project, Refunding Series 2014A, 5.000%, 12/01/39
10,450	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility	7/22 at 100.00	A1	10,720,237
	Project, Refunding Senior Series 2012A, 5.000%, 7/01/30
2,131	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds,	7/27 at 100.00	N/R	1,640,888
	Series 2017A, 7.000%, 7/01/41, 144A (5)
3,185	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/25 at 100.00	N/R	3,360,684
	Series 2015, 5.000%, 7/15/39, 144A
1,750	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	9/28 at 100.00	A+	2,131,447
	HonorHealth, Series 2019A, 5.000%, 9/01/42
	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa
	Project, Series 2012:
400	5.000%, 7/01/27 (AMT)	7/22 at 100.00	AA+	412,296
950	5.000%, 7/01/32 (AMT)	7/22 at 100.00	AA+	978,234
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Series 2016:
1,790	5.375%, 7/01/46	7/26 at 100.00	BB–	1,932,609
2,140	5.500%, 7/01/51	7/26 at 100.00	BB–	2,304,759
595	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	622,180
	San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A
2,060	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/28 at 100.00	N/R	2,326,523
	San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A
7,235	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	9,930,616
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
36,806	Total Arizona			40,855,258
	California – 22.2% (14.4% of Total Investments)
2,000	ABC Unified School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	Aa2	1,986,900
	Series 2000B, 0.000%, 8/01/23 – FGIC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds,	No Opt. Call	AA	$ 3,855,313
	Series 2005B, 0.000%, 8/01/28 – AGM Insured
535	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A,	3/26 at 100.00	BBB	586,087
	5.000%, 3/01/41
1,900	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds,	11/25 at 100.00	N/R	2,130,432
	Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/38
	Calexico Unified School District, Imperial County, California, General Obligation Bonds,
	Series 2005B:
4,070	0.000%, 8/01/32 – FGIC Insured	No Opt. Call	A	3,294,014
6,410	0.000%, 8/01/34 – FGIC Insured	No Opt. Call	A	4,909,547
1,515	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/29 at 100.00	N/R	1,674,454
	Verdant at Green Valley Apartments, Series 2019A, 5.000%, 8/01/49, 144A
1,295	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	11/21 at 100.00	N/R	1,295,492
	Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/36
	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health
	System, Series 2013A:
3,840	5.000%, 7/01/33	7/23 at 100.00	AA–	4,137,254
710	5.000%, 7/01/37	7/23 at 100.00	AA–	764,471
825	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa	7/25 at 100.00	BB+	899,349
	Academy Project, Series 2015, 5.375%, 7/01/45, 144A
1,795	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	BBB	2,147,394
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	7/01/39, 144A
2,000	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep –	6/26 at 100.00	N/R	2,150,420
	Obligated Group, Series 2016, 5.000%, 6/01/51, 144A
2,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	3/23 at 100.00	Aa3	2,119,300
	California, Various Projects Series 2013A, 5.000%, 3/01/38
16,050	California State, General Obligation Bonds, Refunding Various Purpose Series 2021,	12/30 at 100.00	Aa2	20,954,719
	5.000%, 12/01/35
10,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	11,312,100
	Linda University Medical Center, Series 2014A, 5.500%, 12/01/54
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
2,250	5.000%, 12/01/41, 144A	6/26 at 100.00	BB	2,567,250
17,155	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	19,530,624
7,335	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	8,393,441
27,545	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	33,438,804
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
182	California Statewide Community Development Authority, Revenue Bonds, Daughters of	11/21 at 100.00	N/R	159,544
	Charity Health System, Series 2005A, 5.500%, 7/01/39 (6), (5)
123	California Statewide Community Development Authority, Revenue Bonds, Daughters of	11/21 at 100.00	N/R	107,692
	Charity Health System, Series 2005H, 5.750%, 7/01/25 (6), (5)
9,955	Capistrano Unified School District, Orange County, California, Special Tax Bonds,	No Opt. Call	Baa2	8,026,617
	Community Facilities District 98-2, Series 2005, 0.000%, 9/01/31 – FGIC Insured
	Clovis Unified School District, Fresno County, California, General Obligation Bonds,
	Election 2012 Series 2013B:
1,135	5.000%, 8/01/38 (Pre-refunded 8/01/23)	8/23 at 100.00	AA (4)	1,229,829
1,865	5.000%, 8/01/38 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (4)	2,019,590
4,000	Coast Community College District, Orange County, California, General Obligation Bonds,	No Opt. Call	AA+	3,996,040
	Series 2005, 0.000%, 8/01/22 – NPFG Insured
3,795	Colton Joint Unified School District, San Bernardino County, California, General	No Opt. Call	Aa3	2,710,313
	Obligation Bonds, Series 2006C, 0.000%, 2/01/37 – FGIC Insured

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 470	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage	No Opt. Call	AA+ (4)	$ 478,728
	Revenue Bonds, Series 1989, 7.750%, 5/01/22 (AMT) (ETM)
6,050	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	6,039,836
	Altana Glendale, Series 2021A-1, 3.500%, 10/01/46, 144A
6,215	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	6,407,479
	Altana Glendale, Series 2021A-2, 4.000%, 10/01/56, 144A
1,320	Davis, California, Special Tax Bonds, Community Facilities District 2015-1 Series 2015,	9/25 at 100.00	N/R	1,476,842
	5.000%, 9/01/40
5,000	Escondido Union School District, San Diego County, California, General Obligation Bonds,	8/27 at 100.00	AAA	5,639,350
	Election 2014 Series 2018B, 4.000%, 8/01/47
2,510	Folsom Cordova Unified School District, Sacramento County, California, General	No Opt. Call	Aa2	2,274,386
	Obligation Bonds, School Facilities Improvement District 1, Series 2004B, 0.000%, 10/01/28 –
	NPFG Insured
3,360	Folsom Cordova Unified School District, Sacramento County, California, General	No Opt. Call	Aa2	3,128,664
	Obligation Bonds, School Facilities Improvement District 2, Series 2002A, 0.000%, 7/01/27 –
	NPFG Insured
3,725	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	AA	2,861,955
	Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
3,000	0.000%, 1/15/26 (7)	No Opt. Call	A–	3,205,110
1,560	5.750%, 1/15/46 (Pre-refunded 1/15/24)	1/24 at 100.00	A– (4)	1,746,124
3,560	6.000%, 1/15/49 (Pre-refunded 1/15/24)	1/24 at 100.00	A– (4)	4,001,725
4,505	Foothill-De Anza Community College District, Santa Clara County, California, Election of	No Opt. Call	AAA	3,968,815
	1999 General Obligation Bonds, Series A, 0.000%, 8/01/30 – NPFG Insured
5,855	Fremont Union High School District, Santa Clara County, California, General Obligation	8/27 at 100.00	AAA	6,733,250
	Bonds, Refunding Series 2017A, 4.000%, 8/01/46
2,315	Gateway Unified School District, California, General Obligation Bonds, Series 2004B,	No Opt. Call	A+	1,853,783
	0.000%, 8/01/32 – FGIC Insured
5,000	Glendale Community College District, Los Angeles County, California, General Obligation	8/29 at 100.00	Aa2	5,783,650
	Bonds, Election 2016 Taxable Refunding Series 2020B, 4.000%, 8/01/50
8,495	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	Aa3 (4)	9,884,357
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45 (Pre-refunded 6/01/25)
3,170	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	No Opt. Call	AA (4)	3,060,223
	Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 – AGM Insured (ETM)
8,550	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	8,770,248
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	512,005
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
3,190	Hillsborough City School District, San Mateo County, California, General Obligation	No Opt. Call	AAA	3,013,274
	Bonds, Series 2006B, 0.000%, 9/01/27
5,000	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	Aa2	4,191,450
	Obligation Bonds, Series 2005, 0.000%, 8/01/31 – NPFG Insured
2,500	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	Aa2	2,042,825
	Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured
14,565	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	Aa3	17,583,596
	Airport, Subordinate Lien Series 2018A, 5.000%, 5/15/44 (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2021B:
$ 2,000	5.000%, 7/01/39	1/31 at 100.00	Aa2	$ 2,607,100
3,835	5.000%, 7/01/40	1/31 at 100.00	Aa2	4,981,358
1,000	5.000%, 7/01/41	1/31 at 100.00	Aa2	1,295,580
6,010	5.000%, 7/01/42	1/31 at 100.00	Aa2	7,765,160
3,000	5.000%, 7/01/46	1/31 at 100.00	Aa2	3,844,410
2,750	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Bonds,	1/22 at 100.00	A–	2,767,573
	LAXFUEL Corporation at Los Angeles International Airport, Refunding Series 2012, 4.500%,
	1/01/27 (AMT)
2,000	Martinez Unified School District, Contra Costa County, California, General Obligation	8/24 at 100.00	AA (4)	2,305,620
	Bonds, Series 2011, 5.875%, 8/01/31 (Pre-refunded 8/01/24)
1,000	Mendocino-Lake Community College District, Mendocino and Lake Counties, California,	8/26 at 100.00	AA	1,218,790
	General Obligation Bonds, Election 2006, Series 2011B, 5.600%, 8/01/31 – AGM Insured
10,000	Milpitas Municipal Financing Authority, California, Wastewater Revenue Bonds, Series	11/29 at 100.00	AA+	11,615,100
	2019, 4.000%, 11/01/49
2,335	Morongo Band of Mission Indians, California, Enterprise Revenue Bonds, Series 2018A,	10/28 at 100.00	BBB–	2,747,244
	5.000%, 10/01/42, 144A
	Mount San Antonio Community College District, Los Angeles County, California, General
	Obligation Bonds, Election of 2008, Series 2013A:
1,030	0.000%, 8/01/28 (7)	2/28 at 100.00	Aa1	1,209,508
2,320	0.000%, 8/01/43 (7)	8/35 at 100.00	Aa1	2,604,339
5,420	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	8,473,520
	Series 2009B, 6.500%, 11/01/39
	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,
	Series 2009C:
2,700	7.000%, 11/01/34	No Opt. Call	A	4,051,647
2,200	6.500%, 11/01/39	No Opt. Call	A	3,439,436
	North Orange County Community College District, California, General Obligation Bonds,
	Election of 2002 Series 2003B:
7,735	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	AA+	7,506,353
4,180	0.000%, 8/01/26 – FGIC Insured	No Opt. Call	AA+	3,987,929
10,885	Norwalk La Mirada Unified School District, Los Angeles County, California, General	No Opt. Call	Aa3	10,539,619
	Obligation Bonds, Election 2002 Series 2005B, 0.000%, 8/01/25 – FGIC Insured
6,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	A2	5,862,360
	Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured
12,210	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital	8/30 at 100.00	A2	16,751,998
	Appreciation, Election 2004 Series 2010A, 6.750%, 8/01/40
5,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 7.000%,	8/29 at 100.00	AA	6,960,150
	8/01/38 – AGC Insured
1,750	Paramount Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	AA	1,736,525
	Bonds, Series 2001B, 0.000%, 9/01/23 – AGM Insured
9,315	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage	No Opt. Call	AA+ (4)	10,062,529
	Revenue Bonds, Series 1989A, 7.600%, 1/01/23 (AMT) (ETM)
3,200	Redlands Unified School District, San Bernardino County, California, General Obligation	No Opt. Call	AA	2,959,648
	Bonds, Series 2003, 0.000%, 7/01/27 – AGM Insured
205	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	A	222,452
	Series 2013A, 5.750%, 6/01/44
2,755	Sacramento City Unified School District, Sacramento County, California, General	No Opt. Call	A2	2,659,154
	Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured
3,550	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB (4)	3,570,697
	2011, 7.500%, 12/01/41 (Pre-refunded 12/01/21)

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 165	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	$ 184,541
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
50,510	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/28 at 100.00	A1	60,558,964
	International Airport, Second Series 2018D, 5.000%, 5/01/48 (AMT)
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2019A:
1,000	5.000%, 5/01/44 (AMT)	5/29 at 100.00	A1	1,213,120
22,975	5.000%, 5/01/49 (AMT)	5/29 at 100.00	A1	27,661,670
2,700	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB+	2,998,107
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road
	Revenue Bonds, Refunding Senior Lien Series 2014A:
6,630	5.000%, 1/15/44	1/25 at 100.00	A–	7,389,732
3,160	5.000%, 1/15/50	1/25 at 100.00	A–	3,515,911
7,205	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	No Opt. Call	Baa2	7,056,649
	Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured
9,750	San Luis Obispo County Community College District, California, General Obligation Bonds,	8/28 at 100.00	Aa2	11,340,322
	Election of 2014 Series 2018B, 4.000%, 8/01/43
5,760	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 34.92	AA	1,887,034
	Refunding Series 2015, 0.000%, 8/01/45
5,520	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds, Series	2/28 at 100.00	AA	6,295,229
	2018, 4.000%, 8/01/42
	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement
	Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A:
7,500	0.000%, 6/01/36	11/21 at 44.72	N/R	3,342,150
37,555	0.000%, 6/01/47	11/21 at 23.85	N/R	8,922,317
1,820	Southwestern Community College District, San Diego County, California, General	8/27 at 100.00	Aa2	2,088,395
	Obligation Bonds, Election of 2016, Series 2017A, 4.000%, 8/01/42
1,800	Walnut Valley Unified School District, Los Angeles County, California, General	No Opt. Call	Aa1	1,685,520
	Obligation Bonds, Election 2000 Series 2003D, 0.000%, 8/01/27 – FGIC Insured
4,005	Wiseburn School District, Los Angeles County, California, General Obligation Bonds,	8/31 at 100.00	AA	4,528,173
	Series 2011B, 0.000%, 8/01/36 – AGM Insured (7)
517,365	Total California			535,468,298
	Colorado – 6.0% (3.9% of Total Investments)
1,500	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series	12/25 at 100.00	AA	1,747,560
	2015, 5.000%, 12/01/35 – BAM Insured
1,206	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding	12/21 at 103.00	N/R	1,244,556
	Series 2016A, 5.500%, 12/01/36
	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General
	Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A:
775	6.000%, 12/01/37	12/22 at 103.00	N/R	811,185
2,320	6.125%, 12/01/47	12/22 at 103.00	N/R	2,428,066
685	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General	12/22 at 103.00	N/R	716,907
	Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &
	Improvement Series 2017:
770	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	808,515
2,210	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	2,314,003
625	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,	12/23 at 100.00	BBB	670,787
	Refunding Series 2013A, 6.000%, 12/01/38
976	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue	12/25 at 100.00	N/R	1,043,832
	Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/01/37

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 14,060	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated	11/31 at 100.00	AA	$ 16,339,688
	Group, Series 2021A, 4.000%, 11/15/50
9,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (4)	9,872,136
	Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital	12/23 at 100.00	A+	2,175,000
	Colorado Project, Series 2013A, 5.000%, 12/01/36
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,
	Series 2019A-2:
4,000	5.000%, 8/01/37	8/29 at 100.00	BBB+	4,918,400
8,335	5.000%, 8/01/38	8/29 at 100.00	BBB+	10,215,543
6,500	5.000%, 8/01/39	8/29 at 100.00	BBB+	7,939,685
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Craig Hospital Project,	12/22 at 100.00	A+	2,038,920
	Series 2012, 4.000%, 12/01/42
585	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/23 at 100.00	N/R (4)	634,819
	Samaritan Society Project, Series 2013, 5.625%, 6/01/43 (Pre-refunded 6/01/23)
3,655	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/25 at 100.00	N/R (4)	4,245,685
	Samaritan Society Project, Series 2013A, 5.000%, 6/01/45 (Pre-refunded 6/01/25)
2,105	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax	12/23 at 103.00	N/R	2,260,707
	General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46
2,250	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1,	11/23 at 100.00	AA+	2,445,300
	5.000%, 11/15/38
2,200	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%,	11/22 at 100.00	AA– (4)	2,308,482
	11/15/32 (Pre-refunded 11/15/22)
3,870	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	4,210,057
	2013B, 5.000%, 11/15/43
	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado
	Urban Redevelopment Area, Series 2018A:
400	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	433,912
1,310	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	1,421,573
10,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation	No Opt. Call	A	6,145,200
	Series 2010A, 0.000%, 9/01/41
8,845	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%,	No Opt. Call	A	8,410,887
	9/01/26 – NPFG Insured
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
7,550	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	6,668,764
11,100	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	9,259,953
10,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	8,129,700
	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds,
	Series 2015:
475	5.500%, 12/01/30 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (4)	501,956
180	5.250%, 12/01/34 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (4)	189,729
896	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation	12/21 at 103.00	N/R	923,973
	Limited Tax Bonds, Series 2016, 5.125%, 12/01/46
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds,
	Series 2014:
1,125	5.750%, 12/01/30	12/24 at 100.00	N/R	1,179,484
1,000	6.000%, 12/01/38	12/24 at 100.00	N/R	1,028,460
770	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado,	12/21 at 100.00	N/R	796,072
	General Obligation Bonds, Series 2016A, 5.000%, 12/01/46
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
1,590	5.250%, 12/01/36	12/21 at 103.00	N/R	1,640,005
6,130	5.375%, 12/01/46	12/21 at 103.00	N/R	6,322,175

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,000	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding	12/21 at 100.00	A (4)	$ 1,003,840
	Bonds, Series 2011A, 5.000%, 12/01/41 (Pre-refunded 12/01/21)
825	North Range Metropolitan District 2, Adams County, Colorado , Limited Tax General	12/22 at 103.00	N/R	870,037
	Obligation Bonds, Refunding Special Revenue & Improvement Series 2017A, 5.750%, 12/01/47
4,310	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds,	12/24 at 103.00	N/R	4,689,064
	Series 2019, 5.000%, 12/01/39
1,870	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	2,108,799
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
500	Parker Automotive Metropolitan District (In the Town of Parker, Colorado), General	12/26 at 100.00	N/R	540,660
	Obligation Bonds, Refunding Series 2016, 5.000%, 12/01/45
989	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General	12/26 at 100.00	N/R	1,067,022
	Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/45
525	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation	12/21 at 103.00	N/R	541,559
	Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46
55	Water Valley Metropolitan District 1, Colorado, General Obligation Bonds, Refunding	12/26 at 100.00	N/R	60,409
	Series 2016, 5.250%, 12/01/40
105	Water Valley Metropolitan District 2, Windsor, Colorado, General Obligation Bonds,	12/26 at 100.00	N/R	115,585
	Refunding Series 2016, 5.250%, 12/01/40
143,512	Total Colorado			145,438,651
	Connecticut – 0.2% (0.2% of Total Investments)
5,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health	6/26 at 100.00	AA–	5,875,800
	Credit Group, Series 2016CT, 5.000%, 12/01/45
	District of Columbia – 0.5% (0.4% of Total Investments)
10,935	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding	10/27 at 100.00	Aa3	13,073,995
	Series 2017, 5.000%, 10/01/47 (AMT)
	Florida – 7.5% (4.9% of Total Investments)
6,495	Alachua County Health Facilities Authority, Florida, Health Facilties Revenue Bonds,	12/29 at 100.00	A	7,428,137
	Shands Teaching Hospital & Clinics, Inc. at the University of Florida Project, Series 2019A,
	4.000%, 12/01/49
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter
	Academy, Inc. Project, Series 2013A:
1,005	5.000%, 9/01/43	9/23 at 100.00	BBB	1,056,054
865	5.000%, 9/01/45	9/23 at 100.00	BBB	907,930
625	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds,	11/27 at 100.00	N/R	696,950
	Series 2016A, 5.375%, 11/01/36
665	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue	5/26 at 100.00	N/R	710,147
	Bonds, Series 2016, 4.700%, 5/01/36
1,480	Brwoard County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC	4/23 at 100.00	AA	1,566,299
	Project, Series 2013A, 5.000%, 4/01/33 – AGM Insured (AMT)
4,390	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments	7/25 at 100.00	CCC+	3,854,903
	Project, Series 2015A, 5.000%, 7/01/50
	Creekside at Twin Creeks Community Development District, Florida, Special Assessment
	Bonds, Area 1 Project, Series 2016A-1:
120	5.250%, 11/01/37	11/28 at 100.00	N/R	134,770
155	5.600%, 11/01/46	11/28 at 100.00	N/R	175,471
	Downtown Doral Community Development District, Florida, Special Assessment Bonds,
	Series 2015:
555	5.250%, 5/01/35	5/26 at 100.00	N/R	595,326
615	5.300%, 5/01/36	5/26 at 100.00	N/R	659,631
955	5.500%, 5/01/45	5/26 at 100.00	N/R	1,029,146
1,305	5.500%, 5/01/46	5/26 at 100.00	N/R	1,405,746

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown
	Doral Charter Upper School Project, Series 2017C:
$ 1,115	5.650%, 7/01/37, 144A	7/27 at 101.00	N/R	$ 1,259,794
3,385	5.750%, 7/01/47, 144A	7/27 at 101.00	N/R	3,782,365
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida
	Charter Foundation Inc. Projects, Series 2016A:
1,420	4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	1,523,660
1,465	5.000%, 7/15/46, 144A	7/26 at 100.00	N/R	1,573,586
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin
	Academies Inc., Series 2016A:
1,000	5.000%, 7/01/36	7/26 at 100.00	N/R	1,038,650
6,785	5.125%, 7/01/46	7/26 at 100.00	N/R	6,978,440
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,
	Renaissance Charter School Income Projects, Series 2015A:
900	6.000%, 6/15/35, 144A	6/25 at 100.00	N/R	1,010,979
560	6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	623,297
120	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	9/27 at 100.00	N/R	133,096
	Renaissance Charter School, Inc. Projects, Series 2020C, 5.000%, 9/15/40, 144A
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, The
	Florida Charter Educational Foundation Inc. Projects, Series 2016A:
1,015	6.250%, 6/15/36, 144A	6/26 at 100.00	N/R	1,175,238
2,475	6.375%, 6/15/46, 144A	6/26 at 100.00	N/R	2,839,617
10,000	Florida Development Finance Corporation, Florida, Surface Transportation Facility	1/24 at 107.00	N/R	10,799,800
	Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49
	(AMT), 144A
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
19,155	6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A	11/21 at 103.00	N/R	19,422,978
10,000	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	11/21 at 104.00	N/R	10,151,500
10,000	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	11/21 at 104.00	N/R	10,135,300
320	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	5/26 at 100.00	N/R	338,832
	Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.750%, 5/01/36
14,505	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series	10/29 at 100.00	Aa3	16,377,305
	2019A, 4.000%, 10/01/44 (AMT)
5,000	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A1	5,962,450
	Priority Subordinated Series 2017A, 5.000%, 10/01/47 (AMT)
14,375	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds,	6/26 at 100.00	A–	16,655,594
	Refunding & Improvement Series 2016, 5.000%, 6/01/36
1,750	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/24 at 100.00	A+	1,956,832
	Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40 (AMT)
4,695	Hillsborough County Aviation Authority, Florida, Tampa International Airport Customer	10/24 at 100.00	A–	5,257,132
	Facility Charge Revenue Bonds, Series 2015A, 5.000%, 10/01/44
2,490	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series	10/22 at 100.00	A+ (4)	2,599,585
	2012B, 5.000%, 10/01/37 (Pre-refunded 10/01/22)
7,045	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%,	10/22 at 100.00	AA– (4)	7,355,050
	10/01/42 (Pre-refunded 10/01/22)
2,140	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	8/26 at 100.00	N/R	2,407,179
	Bonds, Development Unit 53, Series 2015, 5.350%, 8/01/35
2,185	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando	4/22 at 100.00	A+ (4)	2,228,307
	Health, Inc., Series 2012A, 5.000%, 10/01/42 (Pre-refunded 4/01/22)
2,335	Orlando, Florida, Capital Improvement Special Revenue Bonds, Series 2014B,	10/24 at 100.00	AA+	2,609,526
	5.000%, 10/01/46
13,080	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist	8/29 at 100.00	AA–	14,835,467
	Health Systems of South Florida Obligated Group, Series 2019, 4.000%, 8/15/49

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 85	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences	6/22 at 102.00	N/R	$ 89,149
	of Boca Raton Project, Series 2014A, 7.250%, 6/01/34
1,745	Palm Beach County, Florida, Revenue Bonds, Provident Group – PBAU Properties LLC – Palm	4/29 at 100.00	Ba1	1,990,329
	Beach Atlantic University Housing Project, Series 2019A, 5.000%, 4/01/39, 144A
545	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3	11/26 at 100.00	N/R	587,058
	Project, Series 2016, 5.000%, 11/01/46
	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue
	Bonds, Assessment Area 2, Series 2016:
145	4.750%, 11/01/28	11/27 at 100.00	N/R	154,526
265	5.375%, 11/01/36	11/27 at 100.00	N/R	291,670
365	South Village Community Development District, Clay County, Florida, Capital Improvement	5/26 at 100.00	A	385,681
	Revenue Bonds, Refunding Series 2016A1, 3.625%, 5/01/35
	South Village Community Development District, Clay County, Florida, Capital Improvement
	Revenue Bonds, Refunding Series 2016A2:
100	4.350%, 5/01/26	No Opt. Call	N/R	105,221
100	4.875%, 5/01/35	5/26 at 100.00	N/R	107,995
1,350	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central	1/24 at 100.00	A–	1,471,608
	Florida Health Alliance Projects, Series 2014A, 5.125%, 7/01/34
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	3,379,332
	5.000%, 11/15/33
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	75,757
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (7)
110	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	11/21 at 100.00	N/R	1
	Series 2007-3, 6.650%, 5/01/40 (5)
295	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/21 at 100.00	N/R	295,838
	Series 2015-1, 0.000%, 5/01/40 (7)
180	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/21 at 100.00	N/R	140,020
	Series 2015-2, 0.000%, 5/01/40 (7)
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/21 at 100.00	N/R	2
	Series 2015-3, 6.610%, 5/01/40 (5)
300	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds,	11/27 at 100.00	N/R	333,273
	Series 2016A-1, 5.375%, 11/01/37
167,710	Total Florida			180,659,529
	Georgia – 0.7% (0.5% of Total Investments)
2,725	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium	7/25 at 100.00	A1	3,118,653
	Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40
1,545	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 –	No Opt. Call	Aa2	1,582,590
	FGIC Insured
840	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for	6/27 at 100.00	N/R	957,474
	Classical Education, Series 2017, 5.875%, 6/15/47, 144A
1,070	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019A,	5/29 at 100.00	A3	1,275,108
	5.000%, 5/15/43
3,000	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life	11/27 at 100.00	Ba3	3,275,430
	University, Inc. Project, Refunding Series 2017A, 5.000%, 11/01/47, 144A
2,750	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia	6/24 at 100.00	BBB+	2,842,153
	Power Company – Scherer Plant, First Series 1995, 2.250%, 7/01/25
4,010	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,	7/25 at 100.00	A	4,525,004
	Series 2015A, 5.000%, 7/01/60
15,940	Total Georgia			17,576,412

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam – 0.0% (0.0% of Total Investments)
$ 810	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A– (4)	$ 878,145
	2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)

	Hawaii – 0.2% (0.1% of Total Investments)
3,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	AA–	3,231,480
	Health Obligated Group, Series 2013A, 5.500%, 7/01/43
1,175	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	1,262,044
	University, Series 2013A, 6.625%, 7/01/33
4,175	Total Hawaii			4,493,524
	Idaho – 0.1% (0.1% of Total Investments)
1,175	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project,	9/26 at 100.00	BB+	1,331,874
	Refunding Series 2016, 5.000%, 9/01/37
595	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights	9/22 at 100.00	A3	616,932
	Mitigation Series 2012A, 5.000%, 9/01/32
1,770	Total Idaho			1,948,806
	Illinois – 28.3% (18.4% of Total Investments)
50,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	60,179,500
	Series 2016, 6.000%, 4/01/46
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	BB	1,003,510
	Series 2011A, 5.500%, 12/01/39
8,500	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/22 at 100.00	BB	8,835,240
	Refunding Series 2012B, 5.000%, 12/01/33
8,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	10,827,348
	Refunding Series 2017B, 7.000%, 12/01/42, 144A
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,
	Series 2016A:
1,800	7.000%, 12/01/26	12/25 at 100.00	BB	2,227,482
51,780	7.000%, 12/01/44	12/25 at 100.00	BB	62,000,854
6,210	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	7,960,351
	Series 2017A, 7.000%, 12/01/46, 144A
450	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%,	No Opt. Call	Baa2	420,260
	12/01/26 – NPFG Insured
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1998B-1:
1,715	0.000%, 12/01/26 – NPFG Insured	No Opt. Call	Baa2	1,601,656
1,765	0.000%, 12/01/30 – NPFG Insured	No Opt. Call	Baa2	1,476,881
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1999A:
2,585	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	Baa2	2,352,531
8,565	0.000%, 12/01/31 – NPFG Insured	No Opt. Call	Baa2	6,956,579
2,430	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien	12/29 at 100.00	A+	2,978,184
	Series 2020A, 5.000%, 12/01/45
4,300	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	AA (4)	4,317,673
	5.250%, 12/01/40 (Pre-refunded 12/01/21)
15,000	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014,	12/24 at 100.00	AA	17,020,050
	5.250%, 12/01/49
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
25,755	0.010%, 1/01/29 – NPFG Insured	No Opt. Call	BBB+	22,571,167
8,765	0.000%, 1/01/34 – FGIC Insured	No Opt. Call	BBB+	6,636,595
17,310	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB+	11,840,732
670	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series	1/25 at 100.00	BBB+	752,477
	2002B, 5.500%, 1/01/31

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,695	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A,	1/24 at 100.00	BBB+	$ 2,897,368
	5.000%, 1/01/35
13,205	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB+	16,038,001
	6.000%, 1/01/38
2,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D,	1/25 at 100.00	BBB+	2,235,760
	5.500%, 1/01/40
4,930	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 5.250%, 1/01/35	11/21 at 100.00	BBB+	4,967,567
550	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/34	1/22 at 100.00	BBB+	553,311
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E:
10,115	5.500%, 1/01/35	1/25 at 100.00	BBB+	11,328,193
5,890	5.500%, 1/01/42	1/25 at 100.00	BBB+	6,571,885
765	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/35	1/26 at 100.00	BBB+	866,378
1,610	Chicago, Illinois, General Obligation Bonds, Series 1999, 0.000%, 1/01/30	No Opt. Call	AA	1,354,557
	Chicago, Illinois, General Obligation Bonds, Series 2015A:
1,000	5.500%, 1/01/35	1/25 at 100.00	BBB+	1,119,940
9,800	5.500%, 1/01/39	1/25 at 100.00	BBB+	10,961,398
5,630	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.250%, 1/01/38	1/22 at 100.00	N/R (4)	5,677,067
	(Pre-refunded 1/01/22)
3,095	Cook County Forest Preserve District, Illinois, General Obligation Bonds, Personal	6/22 at 100.00	AA–	3,180,298
	Property Replacement Tax Alternate Source, Series 2012C, 5.000%, 12/15/37 – AGM Insured
800	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools	12/25 at 100.00	N/R	900,144
	Belmont School Project, Series 2015A, 5.500%, 12/01/30, 144A
2,675	Illinois Finance Authority, Revenue Bonds, Columbia College Chicago, Series 2015A,	12/25 at 100.00	BBB+	2,990,142
	5.000%, 12/01/37
845	Illinois Finance Authority, Revenue Bonds, Illinois Wesleyan University, Refunding	9/26 at 100.00	A–	989,013
	Series 2016, 5.000%, 9/01/46
5,015	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 5.000%,	5/22 at 100.00	A1 (4)	5,141,378
	5/15/43 (Pre-refunded 5/15/22)
20,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Series	1/28 at 100.00	AA+	24,201,600
	2017A, 5.000%, 7/15/42
	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago,
	Series 2013A:
415	5.500%, 7/01/28	7/23 at 100.00	A–	439,680
905	6.000%, 7/01/43	7/23 at 100.00	A–	964,640
1,050	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/25 at 100.00	A3	1,200,644
	Refunding Series 2015C, 5.000%, 8/15/44
	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding
	Series 2015A:
300	5.000%, 10/01/46 (UB)	10/25 at 100.00	AA+	345,453
2,700	5.000%, 10/01/46 (Pre-refunded 10/01/25) (UB) (8)	10/25 at 100.00	N/R (4)	3,164,535
	Illinois State, General Obligation Bonds, April Series 2014:
6,165	5.000%, 4/01/38	4/24 at 100.00	BBB	6,734,584
5,000	5.000%, 4/01/39	4/24 at 100.00	BBB	5,460,650
	Illinois State, General Obligation Bonds, February Series 2014:
4,100	5.250%, 2/01/31	2/24 at 100.00	BBB	4,500,611
2,200	5.250%, 2/01/32	2/24 at 100.00	BBB	2,412,894
2,435	5.250%, 2/01/33	2/24 at 100.00	BBB	2,669,491
6,000	5.000%, 2/01/39	2/24 at 100.00	BBB	6,516,480
1,785	Illinois State, General Obligation Bonds, May Series 2020, 5.500%, 5/01/39	5/30 at 100.00	BBB	2,216,024
	Illinois State, General Obligation Bonds, November Series 2016:
3,100	5.000%, 11/01/35	11/26 at 100.00	BBB	3,601,022
3,000	5.000%, 11/01/37	11/26 at 100.00	BBB	3,470,790
2,400	5.000%, 11/01/40	11/26 at 100.00	BBB	2,761,728

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 5,795	Illinois State, General Obligation Bonds, November Series 2017C, 5.000%, 11/01/29	11/27 at 100.00	BBB	$ 6,868,060
3,800	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	BBB	4,558,632
5,000	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/27	No Opt. Call	BBB	5,927,900
5,350	Illinois State, General Obligation Bonds, Refunding April Series 2019B, 5.125%, 9/01/26	No Opt. Call	BBB	6,320,865
27,215	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	BBB	29,272,726
7,250	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	AA–	7,631,205
	5.000%, 1/01/38
2,755	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	AA–	3,150,590
	5.000%, 1/01/40
560	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	AA–	677,919
	2015-XF0052, 17.687%, 1/01/38, 144A (IF)
2,500	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation	No Opt. Call	Aa2	2,466,825
	Bonds, Series 2006, 0.000%, 12/01/23 – NPFG Insured
13,785	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BBB+	14,186,143
	Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured
2,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BBB+	2,572,750
	Bonds, Refunding Series 2012B, 5.000%, 6/15/52
5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BBB+	6,051,834
	Bonds, Refunding Series 2015B, 5.000%, 6/15/52
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Refunding Series 2020A:
15,000	4.000%, 6/15/50	12/29 at 100.00	BBB+	16,565,400
7,945	5.000%, 6/15/50	12/29 at 100.00	BBB+	9,389,719
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Series 2015A:
23,110	0.000%, 12/15/52	No Opt. Call	BBB+	8,840,268
2,455	5.000%, 6/15/53	12/25 at 100.00	BBB+	2,751,343
45,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	AA	25,076,250
	Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.010%, 6/15/43 – AGM Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Refunding Series 1998A:
145	5.500%, 6/15/29 (Pre-refunded 6/15/25) – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	166,860
2,680	5.500%, 6/15/29 – NPFG Insured	No Opt. Call	BBB+	3,149,509
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
2,195	5.700%, 6/15/24 (Pre-refunded 6/15/22)	6/22 at 101.00	N/R (4)	2,290,285
7,305	5.700%, 6/15/24	6/22 at 101.00	BBB+	7,622,110
8,400	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	BBB+	6,952,680
7,940	0.000%, 6/15/33 – NPFG Insured	No Opt. Call	BBB+	6,091,806
450	0.010%, 12/15/34 – NPFG Insured	No Opt. Call	BBB+	330,134
12,500	0.000%, 6/15/35 – NPFG Insured	No Opt. Call	BBB+	9,027,375
10,620	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	BBB+	7,556,342
11,505	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB+	7,920,962
65,000	0.000%, 12/15/38 – NPFG Insured	No Opt. Call	BBB+	41,845,700
38,040	0.000%, 6/15/40 – NPFG Insured	No Opt. Call	BBB+	23,185,760
3,720	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	BBB+	2,185,054
	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana
	College, Series 2012:
480	5.000%, 10/01/25	10/22 at 100.00	Baa1	494,918
400	5.000%, 10/01/26	10/22 at 100.00	Baa1	411,928
11,690	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series	1/28 at 100.00	AA–	13,991,176
	2018A, 5.000%, 1/01/37
3,815	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US	8/22 at 100.00	BB–	3,906,827
	Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,580	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	$ 1,724,175
	6.000%, 10/01/32
11,350	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation	No Opt. Call	A2	11,121,752
	Bonds, Series 2006, 0.000%, 1/01/24 – AGM Insured
724,410	Total Illinois			682,676,078
	Indiana – 3.1% (2.0% of Total Investments)
	Carmel Redevelopment Authority, Indiana, Lease Rent Revenue Bonds, Series 2005:
1,950	0.000%, 2/01/24	No Opt. Call	AA	1,906,827
2,705	0.000%, 2/01/25	No Opt. Call	AA	2,600,993
4,400	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown	No Opt. Call	AA+	4,338,048
	Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured
680	Indiana Finance Authority, Educational Facilities Revenue Bonds, Butler University	2/22 at 100.00	A–	686,977
	Project, Refunding Series 2012B, 5.000%, 2/01/29
1,230	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	8/22 at 100.00	BB–	1,259,606
	Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)
1,815	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,	5/23 at 100.00	A (4)	1,943,230
	Series 2012A, 5.000%, 5/01/42 (Pre-refunded 5/01/23)
9,300	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A,	10/23 at 100.00	N/R (4)	10,133,745
	5.000%, 10/01/44 (Pre-refunded 10/01/23)
	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing
	Project, Series 2013A:
5,380	5.000%, 7/01/44 (Pre-refunded 7/01/23) (AMT)	7/23 at 100.00	BBB+ (4)	5,782,424
5,100	5.000%, 7/01/48 (Pre-refunded 7/01/23) (AMT)	7/23 at 100.00	BBB+ (4)	5,481,480
5,370	5.250%, 1/01/51 (Pre-refunded 7/01/23) (AMT)	7/23 at 100.00	BBB+ (4)	5,793,908
13,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project,	10/24 at 100.00	AA	14,500,330
	First Lien Series 2014A, 5.000%, 10/01/44
5,100	Indianapolis Local Public Improvement Bond Bank, Indiana, Airport Authority Project	1/30 at 100.00	A1	6,254,436
	Revenue Bonds, Series 2019I-1, 5.000%, 1/01/44
10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/26 –	No Opt. Call	AA	9,631,400
	AMBAC Insured
1,000	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project,	4/24 at 102.00	N/R	1,036,530
	Series 2016, 5.750%, 4/01/36
1,250	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project,	11/23 at 100.00	N/R	1,338,412
	Series 2013, 7.250%, 11/01/43 (AMT)
830	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series	1/24 at 100.00	N/R	928,894
	2013, 7.000%, 1/01/44 (AMT)
69,110	Total Indiana			73,617,240
	Iowa – 0.2% (0.1% of Total Investments)
1,255	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	BB–	1,352,639
	Company Project, Series 2013, 5.250%, 12/01/25
1,710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 103.00	BB–	1,828,144
	Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)
1,900	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa	9/23 at 100.00	N/R (4)	2,065,642
	University Project, Series 2012, 5.000%, 9/01/43 (Pre-refunded 9/01/23)
4,865	Total Iowa			5,246,425
	Kansas – 0.1% (0.1% of Total Investments)
2,000	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health	5/22 at 100.00	AA	2,050,940
	System/Sunbelt Obligated Group, Series 2012A, 5.000%, 11/15/28

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas (continued)
$ 335	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak	11/21 at 100.00	BBB	$ 335,114
	Park Mall Project, Series 2010, 5.900%, 4/01/32
2,335	Total Kansas			2,386,054
	Kentucky – 1.9% (1.3% of Total Investments)
	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center,
	Series 2016:
5,000	5.375%, 2/01/36	2/26 at 100.00	BBB–	5,682,800
435	5.500%, 2/01/44	2/26 at 100.00	BBB–	493,025
	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue
	Bonds, Rosedale Green Project, Refunding Series 2015:
500	5.750%, 11/15/45	11/25 at 100.00	N/R	510,430
2,250	5.750%, 11/15/50	11/25 at 100.00	N/R	2,292,840
19,575	Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	23,380,967
	Series 2019A-2, 5.000%, 8/01/49
5,070	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	BBB+	5,657,968
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown
	Crossing Project, Convertible Capital Appreciation First Tier Series 2013C:
1,335	0.000%, 7/01/43 (7)	7/31 at 100.00	Baa2	1,635,642
2,295	0.000%, 7/01/46 (7)	7/31 at 100.00	Baa2	2,817,686
	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown
	Crossing Project, First Tier Series 2013A:
3,080	5.750%, 7/01/49 (Pre-refunded 7/01/23)	7/23 at 100.00	Baa2 (4)	3,362,159
615	6.000%, 7/01/53 (Pre-refunded 7/01/23)	7/23 at 100.00	Baa2 (4)	673,567
215	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community	10/22 at 100.00	A+	220,151
	Hospital Corporation, Series 2012A, 4.000%, 10/01/29
40,370	Total Kentucky			46,727,235
	Louisiana – 2.0% (1.3% of Total Investments)
5,000	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation	5/27 at 100.00	A	5,875,800
	Project, Refunding Series 2017, 5.000%, 5/15/46
18,525	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation	5/30 at 100.00	A	21,090,527
	Project, Series 2020A, 4.000%, 5/15/49
6,400	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing	7/23 at 100.00	N/R	6,773,440
	(US) LLC Project, Series 2013, 6.500%, 7/01/36 (AMT), 144A
	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries
	of Our Lady Health System, Refunding Series 2015A:
10	5.000%, 7/01/39 (Pre-refunded 7/01/25)	7/25 at 100.00	N/R (4)	11,628
1,450	5.000%, 7/01/39	7/25 at 100.00	A	1,646,417
1,060	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter	12/23 at 100.00	N/R	1,112,724
	Academy Foundation Project, Series 2013A, 8.375%, 12/15/43
2,235	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	A2	2,395,451
	2013A, 5.000%, 7/01/36
5,100	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/25 at 100.00	A2	5,701,902
	Project, Series 2015B, 5.000%, 1/01/45 (AMT)
2,560	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%,	6/24 at 100.00	A (4)	2,861,261
	6/01/44 (Pre-refunded 6/01/24)
42,340	Total Louisiana			47,469,150
	Maine – 0.4% (0.2% of Total Investments)
4,965	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/26 at 100.00	BBB	5,652,553
	Medical Center Obligated Group Issue, Series 2016A, 5.000%, 7/01/46

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maine (continued)
$ 2,750	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth	7/28 at 100.00	A+	$ 3,307,288
	Issue, Series 2018A, 5.000%, 7/01/43
7,715	Total Maine			8,959,841
	Maryland – 0.5% (0.3% of Total Investments)
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	11/21 at 100.00	N/R	1,200,000
	Conference Center, Series 2006A, 2.500%, 12/01/31 (5)
7,145	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/27 at 100.00	Baa3	8,456,822
	Healthcare, Series 2016A, 5.500%, 1/01/46
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula	7/24 at 100.00	A (4)	2,245,320
	Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45 (Pre-refunded 7/01/24)
355	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds,	1/26 at 100.00	N/R	392,098
	Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46, 144A
11,500	Total Maryland			12,294,240
	Massachusetts – 1.3% (0.8% of Total Investments)
475	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/25 at 100.00	BBB	535,444
	Green Bonds, Series 2015D, 5.000%, 7/01/44
1,525	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015,	1/25 at 100.00	BBB+	1,634,175
	4.500%, 1/01/45
15,220	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue J,	7/24 at 100.00	AA	15,503,548
	Series 2016, 3.500%, 7/01/33 (AMT)
7,000	Massachusetts Port Authority, Revenue Bonds, Series 2021E, 5.000%, 7/01/46 (AMT)	7/31 at 100.00	Aa2	8,757,350
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	AAA	4,894,202
	Series 2013A, 5.000%, 5/15/43 (Pre-refunded 5/15/23)
28,780	Total Massachusetts			31,324,719
	Michigan – 1.6% (1.0% of Total Investments)
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds,
	Refunding Series 2013:
795	6.000%, 10/01/33	10/23 at 100.00	N/R	812,347
1,250	6.000%, 10/01/43	10/23 at 100.00	N/R	1,267,925
15,000	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and	No Opt. Call	Aa1	18,343,050
	Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)
1,930	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	AA– (4)	1,995,388
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22)
5	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A,	11/21 at 100.00	A+	5,017
	4.500%, 7/01/35 – NPFG Insured
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B,	No Opt. Call	A+	3,617,820
	5.500%, 7/01/29 – NPFG Insured
5	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B,	11/21 at 100.00	A+	5,018
	5.000%, 7/01/36 – FGIC Insured
2,000	Grand Traverse County Hospital Finance Authority, Michigan, Revenue Bonds, Munson	7/24 at 100.00	AA	2,217,660
	Healthcare, Series 2014A, 5.000%, 7/01/47
1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit	7/24 at 100.00	A+	1,111,630
	Water & Sewerage Department Water Supply System Local Project, Series 2014D-6,
	5.000%, 7/01/36 – NPFG Insured
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding
	Series 2011MI:
20	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	20,076
4,980	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	AA– (4)	4,999,472
1,350	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco	12/30 at 100.00	BBB+	1,684,003
	Receipts Senior Current Interest Series 2020A-2, 5.000%, 6/01/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 2,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/22 at 100.00	A1	$ 2,100,700
	County Airport, Series 2012A, 5.000%, 12/01/37
33,335	Total Michigan			38,180,106
	Minnesota – 0.8% (0.5% of Total Investments)
700	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy	7/24 at 102.00	N/R	748,860
	Project, Series 2016A, 5.000%, 7/01/47
1,500	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language	8/22 at 102.00	BB+	1,564,320
	Academy, Series 2014A, 5.750%, 8/01/44
795	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project,	7/24 at 102.00	N/R	850,070
	Series 2016A, 5.000%, 7/01/36
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue
	Bonds, Hmong College Prep Academy Project, Series 2016A:
750	5.750%, 9/01/46	9/26 at 100.00	BB+	852,180
4,000	6.000%, 9/01/51	9/26 at 100.00	BB+	4,580,200
5,265	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue	7/25 at 100.00	A	6,037,375
	Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 5.000%, 7/01/33
4,250	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp	11/21 at 100.00	N/R	4,254,293
	Project, Series 2007-1, 5.000%, 8/01/36
17,260	Total Minnesota			18,887,298
	Missouri – 3.5% (2.3% of Total Investments)
1,400	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit	10/22 at 100.00	Aa2 (4)	1,461,614
	Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44
	(Pre-refunded 10/01/22)
1,025	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities	3/23 at 103.00	BBB–	1,115,712
	Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation
	Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B:
19,950	5.000%, 3/01/46 (AMT)	3/29 at 100.00	A2	23,810,524
13,000	5.000%, 3/01/54 (AMT)	3/29 at 100.00	A2	15,410,980
135	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward	4/26 at 100.00	N/R	139,689
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016,
	5.000%, 4/01/46, 144A
12,005	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds,	No Opt. Call	AA–	10,703,418
	Improvement Series 2004B-1, 0.000%, 4/15/29 – AMBAC Insured
650	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue	2/28 at 100.00	N/R	658,086
	Bonds, Convention Center Hotel Project – TIF Financing, Series 2018B, 5.000%, 2/01/40, 144A
1,000	Liberty Public School District 53, Clay County, Missouri, Lease Participation	4/22 at 100.00	AA–	1,018,320
	Certificates, School Boards Association, Series 2014, 5.000%, 4/01/31
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty
	Commons Project, Series 2015A:
1,205	5.125%, 6/01/25, 144A	No Opt. Call	N/R	1,256,707
3,810	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	3,928,834
3,695	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	3,826,801
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue
	Bonds, Kansas City University of Medicine and Biosciences, Series 2013A:
1,590	5.000%, 6/01/30	6/23 at 100.00	A1	1,702,031
2,700	5.000%, 6/01/33	6/23 at 100.00	A1	2,889,594
665	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	704,022
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
505	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/23 at 100.00	A+	547,622
	Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	CoxHealth, Series 2013A:
$ 50	5.000%, 11/15/44	11/23 at 100.00	A2	$ 54,128
6,930	5.000%, 11/15/48	11/23 at 100.00	A2	7,502,141
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/24 at 100.00	A+	2,247,120
	Mercy Health, Series 2014F, 5.000%, 11/15/45
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue
	Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
1,275	5.000%, 11/15/41	11/25 at 100.00	N/R	1,382,852
1,105	5.000%, 11/15/46	11/25 at 100.00	N/R	1,192,770
430	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	458,182
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint
	Andrew’s Resources for Seniors, Series 2015A:
450	5.000%, 12/01/35	12/25 at 100.00	N/R	491,728
130	5.125%, 12/01/45	12/25 at 100.00	N/R	141,105
895	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue	3/23 at 103.00	BBB–	972,400
	Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37
700	The Industrial Development Authority of the City of Saint Louis, Missouri, Development	11/26 at 100.00	N/R	706,727
	Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47
77,300	Total Missouri			84,323,107
	Nebraska – 0.5% (0.3% of Total Investments)
580	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	663,259
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45
	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna
	Rehabilitation Hospital Project, Series 2014:
1,930	5.000%, 5/15/27	5/24 at 100.00	A–	2,121,495
3,000	5.000%, 5/15/36	5/24 at 100.00	A–	3,251,220
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
4,070	5.000%, 11/01/45	11/25 at 100.00	A	4,652,539
2,110	5.000%, 11/01/48	11/25 at 100.00	A	2,383,857
11,690	Total Nebraska			13,072,370
	Nevada – 0.2% (0.1% of Total Investments)
4,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	12/24 at 100.00	Aa1	4,501,800
	2015, 5.000%, 6/01/39
	New Jersey – 5.9% (3.8% of Total Investments)
420	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB–	446,725
	Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)
1,100	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	AA	1,206,590
	Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured (AMT)
17,580	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	Baa1	21,372,885
	Refunding Series 2016BBB, 5.500%, 6/15/31
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series
	2016AAA:
1,000	5.000%, 6/15/36	12/26 at 100.00	Baa1	1,173,940
10,000	5.000%, 6/15/41	12/26 at 100.00	Baa1	11,656,700
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/27 at 100.00	Baa1	2,370,900
	2017DDD, 5.000%, 6/15/35
15,040	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	12/28 at 100.00	Baa1	17,931,139
	2018EEE, 5.000%, 6/15/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 1,120	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/23 at 100.00	BBB+ (4)	$ 1,204,952
	Series 2013D, 5.000%, 7/01/33 (Pre-refunded 7/01/23)
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	11/21 at 100.00	BBB–	601,782
	Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26
405	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	AA	459,999
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
5,600	New Jersey State, General Obligation Bonds, Covid-19 Emergency Series 2020A,	No Opt. Call	A3	6,806,576
	4.000%, 6/01/31
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital
	Appreciation Series 2010A:
3,130	0.000%, 12/15/28	No Opt. Call	Baa1	2,761,849
3,000	0.000%, 12/15/31	No Opt. Call	Baa1	2,419,740
12,715	0.000%, 12/15/33	No Opt. Call	Baa1	9,673,953
610	0.000%, 12/15/34	No Opt. Call	Baa1	449,259
2,480	0.000%, 12/15/40	No Opt. Call	Baa1	1,483,214
10,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	AA	7,802,300
	Series 2006C, 0.000%, 12/15/33 – AGM Insured
19,175	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	Baa1	13,643,396
	2008A, 0.000%, 12/15/35
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	Baa1	9,292,350
	2009A, 0.000%, 12/15/39
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/24 at 100.00	Baa1	5,678,000
	2009C, 5.250%, 6/15/32
6,305	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	Baa1	7,110,716
	2015AA, 5.000%, 6/15/45
2,880	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/31 at 100.00	Baa1	3,363,264
	2021A, 4.000%, 6/15/35
1,595	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB+	1,855,495
	Bonds, Series 2018A, 5.000%, 6/01/46
10,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	11,511,300
	Bonds, Series 2018B, 5.000%, 6/01/46
146,755	Total New Jersey			142,277,024
	New Mexico – 0.4% (0.3% of Total Investments)
4,185	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian	8/29 at 100.00	AA	5,185,884
	Healthcare Services, Series 2019A, 5.000%, 8/01/44
4,180	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross	11/21 at 102.00	N/R	4,253,610
	Receipts Tax Increment Bonds, Senior Lien Series 2015, 5.750%, 5/01/30, 144A
8,365	Total New Mexico			9,439,494
	New York – 19.3% (12.6% of Total Investments)
1,755	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	12/21 at 100.00	BB+	1,760,879
	Schools, Series 2007A, 5.000%, 4/01/32
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
3,400	0.000%, 7/15/44	No Opt. Call	Ba1	1,792,378
12,020	0.000%, 7/15/46	No Opt. Call	Ba1	5,844,965
450	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	7/25 at 100.00	BBB	501,494
	Bonds, Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35
200	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College	11/24 at 100.00	BB	216,884
	of New York, Series 2014, 5.000%, 11/01/39

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Dormitory Authority of the State of New York, Revenue Bonds, New School University,
	Series 2015A:
$ 220	5.000%, 7/01/50 (Pre-refunded 7/01/25)	7/25 at 100.00	N/R (4)	$ 255,471
2,950	5.000%, 7/01/50	7/25 at 100.00	A3	3,345,890
15,270	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	16,509,771
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/46, 144A
27,715	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/31 at 100.00	AA+	32,690,674
	General Purpose, Series 2021A, 4.000%, 3/15/38
81,270	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	11/21 at 16.71	N/R	12,470,069
	Asset-Backed Bonds, Series 2005C, 0.010%, 6/01/50, 144A
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	3,352,410
	2014A, 5.000%, 9/01/39
	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A:
135	5.000%, 9/01/42	9/22 at 100.00	A	140,149
1,990	5.000%, 9/01/42 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R (4)	2,070,018
3,875	5.000%, 9/01/42 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R (4)	4,029,729
6,280	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	A3	7,562,564
	Climate Bond Certified Series 2020C-1, 5.250%, 11/15/55
4,210	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/26 at 100.00	A3	4,902,124
	Green Series 2016B, 5.000%, 11/15/34
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/25 at 100.00	A3	1,136,520
	Series 2015F, 5.000%, 11/15/35
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	5/28 at 100.00	A3	5,961,250
	Series 2017D, 5.000%, 11/15/32
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/23 at 100.00	A3	2,642,450
	2013A, 5.000%, 11/15/38
6,095	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	A3	6,553,953
	2013D, 5.000%, 11/15/38
4,400	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/30 at 100.00	AA+	5,575,460
	General Resolution Revenue Bonds, Fiscal 2020 Series FF, 5.000%, 6/15/41
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second
	General Resolution Revenue Bonds, Fiscal 2020 Series GG-1:
11,000	4.000%, 6/15/50	6/30 at 100.00	AA+	12,619,860
19,335	5.000%, 6/15/50	6/30 at 100.00	AA+	24,129,307
19,305	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/29 at 100.00	AA+	24,099,397
	General Resolution Revenue Bonds, Fiscal 2020 Series BB-1, 5.000%, 6/15/49
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/30 at 100.00	AA+	5,845,050
	General Resolution Revenue Bonds, Fiscal 2021 Series BB-2, 4.000%, 6/15/42
24,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/31 at 100.00	AA+	28,217,040
	General Resolution Revenue Bonds, Fiscal 2022 Series BB-1, 4.000%, 6/15/45
5,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	6,098,850
	Fiscal 2019 Subseries S-1, 5.000%, 7/15/45
4,440	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	5,489,838
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/36
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	AAA	10,687,800
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
10,000	New York City, New York, Educational Construction Fund Revenue Bonds, Series 2021B,	4/31 at 100.00	AA–	12,500,300
	5.000%, 4/01/46
10,000	New York City, New York, General Obligation Bonds, Fiscal 2021 Series F-1,	3/31 at 100.00	AA	12,635,900
	5.000%, 3/01/43
63,090	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	68,832,452
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 5,200	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	$ 5,777,616
	Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A
5,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,	1/26 at 100.00	A2	5,733,800
	Series 2016A, 5.000%, 1/01/51
3,450	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	3/30 at 100.00	AA+	4,005,105
	General Purpose, Series 2020E, 4.000%, 3/15/39
	New York Transportation Development Corporation, New York, Special Facilities Bonds,
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
1,800	4.000%, 7/01/41 (AMT)	7/24 at 100.00	BBB	1,932,192
10,680	5.000%, 7/01/41 (AMT)	7/24 at 100.00	BBB	11,844,654
16,810	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	18,632,204
29,150	5.250%, 1/01/50 (AMT)	7/24 at 100.00	BBB	32,462,314
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding
	Series 2016:
2,565	5.000%, 8/01/26 (AMT)	11/21 at 100.00	B	2,570,104
16,200	5.000%, 8/01/31 (AMT)	11/21 at 100.00	B	16,231,590
4,530	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	B	5,339,375
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020,
	5.250%, 8/01/31 (AMT)
4,350	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta	1/28 at 100.00	Baa3	5,194,988
	Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, 5.000%,
	1/01/31 (AMT)
2,100	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta	10/30 at 100.00	Baa3	2,605,533
	Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020, 5.000%,
	10/01/35 (AMT)
10,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	4/27 at 100.00	Aa3	12,083,300
	Series 2017, 5.250%, 10/15/57
2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	5/25 at 100.00	AA–	2,840,200
	Refunding Series 2015A, 5.000%, 11/15/50
6,945	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges &	11/30 at 100.00	AA–	8,744,102
	Tunnels, Series 2020A, 5.000%, 11/15/49
486,185	Total New York			466,467,973
	North Carolina – 0.1% (0.1% of Total Investments)
3,300	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed,	10/22 at 100.00	A+	3,433,122
	Refunding Series 2012A, 5.000%, 10/01/31
	North Dakota – 2.2% (1.4% of Total Investments)
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System
	Obligated Group, Series 2012:
3,000	5.000%, 12/01/29	12/21 at 100.00	Baa2	3,011,610
1,875	5.000%, 12/01/32	12/21 at 100.00	Baa2	1,882,256
2,455	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/31 at 100.00	Baa2	2,773,389
	Obligated Group, Series 2021, 4.000%, 12/01/46
39,670	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series	6/28 at 100.00	BBB–	45,543,937
	2017C, 5.000%, 6/01/53
47,000	Total North Dakota			53,211,192
	Ohio – 2.6% (1.7% of Total Investments)
800	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners,	5/22 at 100.00	AA– (4)	819,232
	Refunding and Improvement Series 2012A, 5.000%, 5/01/42 (Pre-refunded 5/01/22)
8,015	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	8,872,845
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 20,215	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	$ 22,700,030
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
2,550	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	2,533,553
	FirstEnergy Generation Corporation Project, Refunding Series 2009D, 3.375%, 8/01/29
	(Mandatory Put 9/15/21)
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	1,250
	FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (5)
10	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding	2/22 at 100.00	CCC+	10,099
	Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (AMT)
6,945	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series	1/30 at 100.00	A	8,477,761
	2020A, 5.000%, 1/15/50
2,000	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission	2/23 at 100.00	Aa3	2,123,140
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1, 5.250%, 2/15/33
330	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States	11/21 at 100.00	BB–	331,119
	Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29
3,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	3,750
	Generating Corporation Project, Refunding Series 2008C, 3.950%, 11/01/32 (5)
13,350	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	13,555,590
	Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22)
2,500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	2,538,500
	Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory Put 6/01/22)
60,715	Total Ohio			61,966,869
	Oklahoma – 2.6% (1.7% of Total Investments)
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
3,515	5.250%, 8/15/43	8/28 at 100.00	Baa3	4,273,010
11,870	5.250%, 8/15/48	8/28 at 100.00	Baa3	14,383,829
10,570	5.500%, 8/15/52	8/28 at 100.00	Baa3	12,950,047
22,735	5.500%, 8/15/57	8/28 at 100.00	Baa3	27,773,303
2,055	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A,	6/23 at 100.00	AA (4)	2,215,084
	5.375%, 6/01/33 (Pre-refunded 6/01/23) (AMT)
50,745	Total Oklahoma			61,595,273
	Oregon – 0.1% (0.0% of Total Investments)
1,270	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project,	5/22 at 100.00	BBB (4)	1,299,235
	Refunding Series 2014A, 5.000%, 5/01/40 (Pre-refunded 5/01/22)
	Pennsylvania – 5.2% (3.4% of Total Investments)
380	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental	8/22 at 100.00	BB–	389,147
	Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%,
	8/01/42 (AMT)
1,355	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Ba3	1,537,654
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
10,650	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	10,824,979
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35 (Mandatory
	Put 7/01/22)
32,785	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	40,981
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (5)
1,030	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	4/31 at 100.00	N/R	1,064,011
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 3.750%, 10/01/47 (Mandatory
	Put 4/01/21)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue
	Bonds, Tower Health Project, Series 2017:
$ 7,480	5.000%, 11/01/47	11/27 at 100.00	BB–	$ 8,223,213
16,190	5.000%, 11/01/50	11/27 at 100.00	BB–	17,758,325
2,950	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	A1	3,565,193
	Settlement, Series 2018, 5.000%, 6/01/35
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2015:
205	5.000%, 1/01/38 (Pre-refunded 1/01/25)	1/25 at 100.00	N/R (4)	233,630
1,875	5.000%, 1/01/38	1/25 at 100.00	BBB+	2,050,800
6,335	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	2/27 at 100.00	AA–	7,409,606
	Geisinger Health System, Series 2017A-1, 5.000%, 2/15/45
22,875	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	4/30 at 100.00	AA–	26,305,335
	Geisinger Health System, Series 2020A, 4.000%, 4/01/39
3,435	Lancaster County Hospital Authority/PA, 5.000%, 11/01/46, (WI/DD, Settling 11/10/21)	11/29 at 100.00	A+	4,184,380
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
6,190	5.250%, 1/15/36	1/25 at 100.00	Ba1	6,972,292
3,535	5.250%, 1/15/45	1/25 at 100.00	Ba1	3,985,041
2,206	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue	11/21 at 100.00	N/R	551,431
	Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 1.250%, 12/31/23
817	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue	No Opt. Call	N/R	204,424
	Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 1.250%, 12/31/23
	(cash 5.000%, PIK 5.000%)
4,135	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/24 at 100.00	N/R	4,362,342
	National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)
11,750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	Caa1	8,991,687
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
1,085	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds,	6/26 at 100.00	BBB	1,266,021
	Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/38 (AMT)
5,140	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/21 at 100.00	AA– (4)	5,160,097
	Bonds, Subordinate Series 2011B, 5.000%, 12/01/34 (Pre-refunded 12/01/21)
5,660	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1,	6/25 at 100.00	A+	6,401,630
	5.000%, 12/01/45
3,170	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2016A-1,	12/25 at 100.00	A3	3,617,826
	5.000%, 12/01/46
	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,
	Guaranteed Lease Revenue Bonds, Series 2016A:
220	5.000%, 11/15/21	No Opt. Call	BB+	220,097
1,255	5.000%, 11/15/28	5/24 at 100.00	BB+	1,281,920
152,708	Total Pennsylvania			126,602,062
	Puerto Rico – 5.4% (3.5% of Total Investments)
1,805	Cofina Class 2 Trust Tax-Exempt Class 2054, Puerto Rico. Unit Exchanged From Cusip	No Opt. Call	N/R	423,401
	74529JAP0, 0.010%, 8/01/54
26,925	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series	7/30 at 100.00	N/R	31,452,977
	2020A, 5.000%, 7/01/47, 144A
250	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series	No Opt. Call	N/R	300,240
	2021A, 5.000%, 7/01/28, 144A
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien
	Series 2021B:
1,595	5.000%, 7/01/28, 144A	No Opt. Call	N/R	1,915,531
5,785	5.000%, 7/01/37, 144A	7/31 at 100.00	N/R	7,019,577
5,255	4.000%, 7/01/47, 144A	7/31 at 100.00	N/R	5,738,933

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
$ 215	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	N/R	$ 227,498
	5.500%, 7/01/29 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
15,985	0.010%, 7/01/46	7/28 at 41.38	N/R	5,210,950
24,954	0.000%, 7/01/51	7/28 at 30.01	N/R	5,908,359
62,339	5.000%, 7/01/58	7/28 at 100.00	N/R	70,532,838
493	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	543,705
	Restructured Cofina Project Series 2019A-2, 4.536%, 7/01/53
145,601	Total Puerto Rico			129,274,009
	Rhode Island – 0.1% (0.1% of Total Investments)
21,570	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	11/21 at 16.44	CCC–	3,602,621
	Bonds, Series 2007A, 0.010%, 6/01/52
	South Carolina – 2.6% (1.7% of Total Investments)
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
1,220	0.000%, 1/01/23 – FGIC Insured	No Opt. Call	A–	1,210,484
21,570	0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	18,503,177
5,560	0.000%, 1/01/31 – AGC Insured	No Opt. Call	AA	4,672,513
10,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A	11,372,500
	Improvement Series 2015A, 5.000%, 12/01/50
7,110	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	12/30 at 100.00	A	8,274,547
	Improvement Series 2020A, 4.000%, 12/01/40
6,930	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	12/24 at 100.00	A	7,795,695
	Series 2014C, 5.000%, 12/01/39
9,155	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A	10,241,241
	2014A, 5.500%, 12/01/54
61,545	Total South Carolina			62,070,157
	South Dakota – 0.2% (0.1% of Total Investments)
4,455	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/24 at 100.00	AA–	4,989,645
	Series 2014B, 5.000%, 11/01/44
	Tennessee – 1.1% (0.7% of Total Investments)
8,890	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (4)	9,396,108
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
4,000	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	8/29 at 100.00	BBB+	4,476,080
	CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/44
1,665	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	8/29 at 100.00	BBB+	2,000,248
	CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/44
2,395	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds,	10/24 at 100.00	Baa2	2,648,080
	Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/44
2,540	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	6/27 at 100.00	N/R	1,524,000
	Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 0.000%,
	6/15/37, 144A (5)
5,830	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Subordinate	7/30 at 100.00	A2	7,141,050
	Series 2019A, 5.000%, 7/01/54
25,320	Total Tennessee			27,185,566
	Texas – 14.7% (9.6% of Total Investments)
	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education, Series 2016A:
165	5.000%, 12/01/36	12/26 at 100.00	BBB–	190,227
130	5.000%, 12/01/46	12/26 at 100.00	BBB–	147,579
760	5.000%, 12/01/51	12/26 at 100.00	BBB–	861,285

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 885	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	9/23 at 103.00	N/R	$ 941,330
	Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45
750	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	9/23 at 103.00	N/R	796,508
	Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40
	Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage
	Revenue Bonds, Refunding & Improvement Series 2015:
3,135	5.250%, 12/01/35	12/25 at 100.00	BB	3,435,019
3,340	5.000%, 12/01/40	12/25 at 100.00	BB	3,575,203
1,005	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement	3/23 at 103.00	N/R	1,052,416
	District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45
1,775	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement	3/23 at 103.00	N/R	1,856,011
	District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015,
	8.250%, 9/01/40
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
2,000	5.000%, 1/01/40 (Pre-refunded 7/01/25)	7/25 at 100.00	A– (4)	2,323,260
3,625	5.000%, 1/01/45 (Pre-refunded 7/01/25)	7/25 at 100.00	A– (4)	4,210,909
	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds,
	Improvement Area 1 Project, Series 2016:
530	6.250%, 9/01/35	9/23 at 103.00	N/R	575,034
505	6.500%, 9/01/46	9/23 at 103.00	N/R	547,526
4,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series	11/22 at 100.00	A1	4,185,760
	2013C, 5.000%, 11/01/38 (AMT)
1,000	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa2	1,036,110
	Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38
2,335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Frst Tier	10/23 at 100.00	A+	2,511,876
	Series 2013A, 5.125%, 10/01/43
38,140	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding	4/30 at 100.00	A+	43,510,112
	First Tier Series 2020C, 4.000%, 10/01/49
17,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	10/23 at 100.00	AA (4)	18,605,140
	Lien Series 2013B, 5.250%, 10/01/51 (Pre-refunded 10/01/23)
4,410	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	4/28 at 100.00	AA+	5,372,262
	Lien Series 2018A. Tela Supported, 5.000%, 10/01/48
1,140	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender	10/23 at 100.00	AA (4)	1,548,941
	Option Bond Trust 2015-XF0228, 18.108%, 11/01/44 (Pre-refunded 10/01/23), 144A (IF) (8)
10,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds,	11/21 at 100.00	B3	10,013,000
	Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (AMT)
3,480	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	3,927,006
	Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation
	Refunding Senior Lien Series 2014A:
295	0.010%, 11/15/41 – AGM Insured	11/31 at 62.66	AA	136,676
590	0.010%, 11/15/42 – AGM Insured	11/31 at 59.73	AA	259,665
1,000	0.010%, 11/15/43 – AGM Insured	11/31 at 56.93	AA	418,370
2,000	0.010%, 11/15/44 – AGM Insured	11/31 at 54.25	AA	795,020
2,600	0.010%, 11/15/45 – AGM Insured	11/31 at 51.48	AA	977,366
4,180	0.010%, 11/15/53 – AGM Insured	11/31 at 33.96	AA	1,023,849
6,170	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H,	11/31 at 69.08	Baa2	3,062,973
	0.000%, 11/15/37 – NPFG Insured
4,565	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 52.47	Baa2	2,200,786
	0.000%, 11/15/35 – NPFG Insured
40,500	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior	11/30 at 54.04	AA	16,787,655
	Lien Series 2001A, 0.000%, 11/15/40 – NPFG Insured

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 3,855	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series Series	7/22 at 100.00	A (4)	$ 3,975,893
	2012A, 5.000%, 7/01/32 (Pre-refunded 7/01/22) (AMT)
2,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc.	7/25 at 100.00	B	2,195,720
	Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/35 (AMT)
235	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	7/24 at 100.00	Ba3	254,771
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)
2,845	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	No Opt. Call	B–	3,306,459
	Terminal E Project, Refunding Series 2020A, 5.000%, 7/01/27 (AMT)
335	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	7/29 at 100.00	B–	354,557
	Terminal E Project, Series 2021A, 4.000%, 7/01/41 (AMT)
1,330	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	7/29 at 100.00	B–	1,407,991
	Terminal E Project, Series 2021B-1, 4.000%, 7/15/41 (AMT)
3,750	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	No Opt. Call	B–	4,360,762
	Terminal Improvements Project, Refunding Series 2020B-2, 5.000%, 7/15/27 (AMT)
5,000	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series	11/30 at 100.00	Aa2	5,939,650
	2020C, 4.000%, 11/15/43
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
28,305	0.000%, 9/01/28 – AMBAC Insured	No Opt. Call	A	24,974,068
5,000	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A	4,142,450
5,765	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A	4,634,714
6,000	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series	No Opt. Call	AAA	7,576,920
	2001B, 5.500%, 12/01/29 – NPFG Insured (ETM)
7,500	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series	No Opt. Call	AAA	10,948,950
	2002A, 5.750%, 12/01/32 – AGM Insured (ETM)
720	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson	8/25 at 100.00	A	806,501
	Memorial Hospital Project, Series 2015, 5.000%, 8/15/35
2,750	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/25 at 100.00	A+	3,130,380
	Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/40
2,505	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds,	No Opt. Call	A	3,098,485
	Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (AMT)
8,630	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	11/21 at 105.00	BB–	9,075,567
	Senior Lien Series 2018, 4.625%, 10/01/31 (AMT), 144A
15,329	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro	1/26 at 102.00	N/R	393,446
	Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45 (AMT), 144A (5), (6)
150	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	N/R (4)	177,852
	Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas A&M University-Corpus
	Christi Project, Series, 5.000%, 4/01/48 (Pre-refunded 4/01/26)
565	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	N/R (4)	668,553
	Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M
	University – San Antonio Project,, 5.000%, 4/01/48 (Pre-refunded 4/01/26)
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
6,330	0.000%, 9/01/43 (Pre-refunded 9/01/31) (7)	9/31 at 100.00	N/R	8,782,622
9,130	6.750%, 9/01/45 (Pre-refunded 9/01/31)	9/31 at 100.00	N/R (4)	13,705,317
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital
	Appreciation Series 2008I:
2,555	6.200%, 1/01/42 (Pre-refunded 1/01/25) – AGC Insured	1/25 at 100.00	AA (4)	3,018,503
7,000	6.500%, 1/01/43 (Pre-refunded 1/01/25)	1/25 at 100.00	A+ (4)	8,321,110
10,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	AA	9,167,400
	0.000%, 1/01/28 – AGC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B:
$ 2,870	5.000%, 1/01/40	1/23 at 100.00	A+	$ 3,021,622
4,880	5.000%, 1/01/45	1/25 at 100.00	A+	5,488,390
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier,
	Series 2015A:
7,855	5.000%, 1/01/33	1/25 at 100.00	A	8,900,029
2,205	5.000%, 1/01/34	1/25 at 100.00	A	2,496,876
1,000	5.000%, 1/01/35	1/25 at 100.00	A	1,131,020
2,345	5.000%, 1/01/38	1/25 at 100.00	A	2,642,041
1,570	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba1	1,671,045
	2014A, 5.000%, 2/01/34
13,000	San Antonio, Texas, Electric and Gas Systems Revenue Bonds, Refunding Junior Lien Series	2/31 at 100.00	Aa2	16,272,490
	2021A, 5.000%, 2/01/46
1,500	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A2	1,735,260
	Senior Lien Series 2008D, 6.250%, 12/15/26
2,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue	9/23 at 100.00	Baa3	2,228,740
	Bonds, NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility, Series 2013, 7.000%,
	12/31/38 (AMT)
5,355	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/22 at 100.00	A (4)	5,559,293
	First Tier Series 2012A, 5.000%, 8/15/41 (Pre-refunded 8/15/22)
13,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/30 at 100.00	A	16,402,100
	First Tier Series 2020A, 5.000%, 8/15/39
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding
	Second Tier Series 2015C:
4,000	5.000%, 8/15/32	8/24 at 100.00	A–	4,474,920
1,875	5.000%, 8/15/37	8/24 at 100.00	A–	2,095,931
3,600	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A	3,481,128
	2002A, 0.000%, 8/15/25 – AMBAC Insured
5,000	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/27 at 100.00	AAA	5,798,850
	Trust Series 2017A, 4.000%, 10/15/37
1,200	Travis County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds,	11/21 at 100.00	N/R (4)	1,211,220
	Daughters of Charity National Health System, Series 1993B, 6.000%, 11/15/22 (ETM)
372,849	Total Texas			355,914,470
	Utah – 0.2% (0.1% of Total Investments)
2,030	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC,	12/27 at 100.00	N/R	1,660,804
	Senior Series 2017A, 8.000%, 12/01/39 (AMT), 144A (5)
3,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A, 5.000%,	7/28 at 100.00	A	3,571,680
	7/01/48 (AMT)
5,030	Total Utah			5,232,484
	Virginia – 0.6% (0.4% of Total Investments)
540	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds,	3/25 at 100.00	N/R	569,068
	Series 2015, 5.600%, 3/01/45, 144A
1,800	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours	11/22 at 100.00	N/R (4)	1,886,022
	Health System Obligated Group, Series 2013, 5.000%, 11/01/30 (Pre-refunded 11/01/22)
1,810	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes	1/22 at 100.00	BBB	1,823,086
	LLC Project, Series 2012, 5.000%, 1/01/40 (AMT)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
1,885	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	1,940,909
4,480	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	4,638,458
3,810	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	3,928,263
14,325	Total Virginia			14,785,806

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 1.4% (0.9% of Total Investments)
$ 1,260	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle	11/21 at 100.00	AAA	$ 1,395,652
	Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured
6,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station,	7/25 at 100.00	Aa2	6,894,240
	Refunding Series 2015A, 5.000%, 7/01/38 (UB) (8)
6,065	Washington Health Care Facilities Authority, Revenue Bonds, Central Washington Health	7/25 at 100.00	A–	6,539,465
	Services Association, Refunding Series 2015, 4.000%, 7/01/36
3,300	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Cancer Center	9/30 at 100.00	A+	4,103,286
	Alliance, Series 2020, 5.000%, 9/01/50
2,185	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2 (4)	2,280,135
	Series 2012A, 5.000%, 10/01/42 (Pre-refunded 10/01/22)
9,435	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/31 at 100.00	Baa3	10,640,415
	Bonds, Refunding Subordinate Series 2021B. Exchange Purchase, 4.000%, 7/01/43
1,410	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%,	No Opt. Call	Aaa	1,384,042
	12/01/24 – NPFG Insured
29,655	Total Washington			33,237,235
	West Virginia – 0.5% (0.3% of Total Investments)
5,160	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A (4)	5,584,978
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
	(Pre-refunded 6/01/23)
5,000	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	5,881,300
	System Obligated Group, Improvement Series 2017A, 5.000%, 6/01/47
10,160	Total West Virginia			11,466,278
	Wisconsin – 1.4% (0.9% of Total Investments)
1,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science	5/26 at 100.00	N/R	1,055,570
	Academy Project, Series 2016A, 5.125%, 5/01/36, 144A
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina
	Charter Educational Foundation Project, Series 2016A:
5,375	5.000%, 6/15/36, 144A	6/26 at 100.00	N/R	5,585,592
4,430	5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	4,543,497
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, First Tier Series 2018A-1:
80	0.000%, 1/01/47, 144A (5)	No Opt. Call	N/R	2,460
70	0.000%, 1/01/48, 144A (5)	No Opt. Call	N/R	2,112
69	0.000%, 1/01/49, 144A (5)	No Opt. Call	N/R	2,029
66	0.000%, 1/01/50, 144A (5)	No Opt. Call	N/R	1,884
65	0.000%, 1/01/51, 144A (5)	No Opt. Call	N/R	1,817
85	0.000%, 1/01/52, 144A (5)	No Opt. Call	N/R	2,266
84	0.000%, 1/01/53, 144A (5)	No Opt. Call	N/R	2,191
81	0.000%, 1/01/54, 144A (5)	No Opt. Call	N/R	2,058
79	0.000%, 1/01/55, 144A (5)	No Opt. Call	N/R	1,969
78	0.000%, 1/01/56, 144A (5)	No Opt. Call	N/R	1,894
4,002	0.000%, 7/01/56, 144A (5)	3/28 at 100.00	N/R	3,022,634
86	0.000%, 1/01/57, 144A (5)	No Opt. Call	N/R	2,038
84	0.000%, 1/01/58, 144A (5)	No Opt. Call	N/R	1,938
81	0.000%, 1/01/59, 144A (5)	No Opt. Call	N/R	1,851
80	0.000%, 1/01/60, 144A (5)	No Opt. Call	N/R	1,754
79	0.000%, 1/01/61, 144A (5)	No Opt. Call	N/R	1,680
76	0.000%, 1/01/62, 144A (5)	No Opt. Call	N/R	1,591
75	0.000%, 1/01/63, 144A (5)	No Opt. Call	N/R	1,522
73	0.000%, 1/01/64, 144A (5)	No Opt. Call	N/R	1,461
72	0.000%, 1/01/65, 144A (5)	No Opt. Call	N/R	1,390
78	0.000%, 1/01/66, 144A (5)	No Opt. Call	N/R	1,427
935	0.000%, 1/01/67, 144A (5)	No Opt. Call	N/R	15,968

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 1,200	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum	8/26 at 100.00	N/R	$ 1,220,196
	Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)
1,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project,	5/26 at 100.00	BBB	1,109,820
	Refunding Series 2016C, 4.300%, 11/01/30 (AMT)
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	1,266,413
	Series 2012B, 5.000%, 2/15/32
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,
	Inc., Series 2012:
2,105	5.000%, 6/01/32	6/22 at 100.00	A3	2,159,393
2,500	5.000%, 6/01/39	6/22 at 100.00	A3	2,561,475
1,120	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson	10/22 at 102.00	N/R	1,158,214
	Hollow Project. Series 2014, 5.250%, 10/01/39
4,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/24 at 100.00	A+	4,464,240
	ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers
	Memorial Hospital, Inc., Series 2014A:
1,415	5.000%, 7/01/27	7/24 at 100.00	A	1,576,551
1,310	5.000%, 7/01/29	7/24 at 100.00	A	1,458,082
3,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers	7/24 at 100.00	A	3,326,490
	Memorial Hospital, Inc., Series 2014B, 5.000%, 7/01/44
36,183	Total Wisconsin			34,561,467
$ 3,687,759	Total Municipal Bonds (cost $3,246,202,558)			3,653,623,058

Shares	Description (1)	Value
	COMMON STOCKS – 2.3% (1.5% of Total Investments)
	Electric Utilities – 2.3% (1.5% of Total Investments)
1,189,215	Energy Harbor Corp (9), (10), (11)	$ 56,933,668
	Total Common Stocks (cost $33,900,553)	56,933,668

Shares	Description (1)	Value
	INVESTMENT COMPANIES – 0.1% (0.1% of Total Investments)
6,266	BlackRock MuniHoldings Fund Inc	$ 102,073
26,880	BNY Mellon Strategic Municipals Inc	229,018
30,000	Invesco Municipal Opportunity Trust	405,900
43,020	Invesco Trust for Investment Grade Municipals	582,921
43,420	PIMCO Municipal Income Fund II	601,801
	Total Investment Companies (cost $1,790,280)	1,921,713

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2021

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Consumer Discretionary – 0.0% (0.0% of Total Investments)
$ 340	Lombard Starwood Westin Hotel Conference Center and Hotel Project Revenue	7.500%	12/31/23	N/R	$ 339,544
	Bonds (cash 7.500%, PIK 7.500%)
$ 340	Total Corporate Bonds (cost $339,544)				339,544
	Total Long-Term Investments (cost $3,282,232,935)				3,712,817,983
	Floating Rate Obligations – (0.6)%				(14,400,000)
	MuniFund Preferred Shares, net of deferred offering costs – (26.5)% (12)				(640,046,873)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (29.9)% (13)				(722,756,919)
	Other Assets Less Liabilities–3.3%				78,489,544
	Net Assets Applicable to Common Shares–100%			$ 2,414,103,735

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.
(7)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(8)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(9)	Common Stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32.
(10)	For fair value measurement disclosure purposes, investment classified as Level 2.
(11)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(12)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 17.2%.
(13)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 19.5%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 150.5% (100.0% of Total Investments)
	MUNICIPAL BONDS – 146.8% (97.5% of Total Investments)
	Alabama – 2.1% (1.4% of Total Investments)
$ 182	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds,	11/21 at 100.00	N/R	$ 2
	Big Sky Environmental LLC Project, Refunding Taxable Series 2017C, 1.000%, 9/01/37, 144A (4)
1,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds,	9/27 at 100.00	N/R	700,000
	Big Sky Environmental LLC Project, Series 2017A, 6.750%, 9/01/37, 144A (4)
212	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds,	9/27 at 100.00	N/R	148,646
	Big Sky Environmental LLC Project, Taxable Series 2017B, 6.750%, 9/01/37, 144A (4)
1,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City	11/21 at 100.00	B1	1,001,260
	Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (AMT)
2,000	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds,	9/25 at 100.00	N/R	2,176,920
	University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A
1,000	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds,	No Opt. Call	B3	1,261,290
	United States Steel Corporation Project, Green Series 2020, 6.375%, 11/01/50 (AMT)
	(Mandatory Put 11/01/30)
10,765	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds,	10/29 at 100.00	BB–	12,733,595
	United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49 (AMT)
5,000	Jefferson County, Alabama, Sewer Revenue Warrants, Capital Appreciation Subordinate Lien	10/23 at 105.00	BB	5,144,700
	Series 2013F, 7.900%, 10/01/50 (5)
1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013C, 6.500%,	10/23 at 105.00	BB+	1,031,140
	10/01/38 – AGM Insured (5)
2,000	Mobile County, Alabama, Limited Obligation Warrants, Gomesa Projects, Series 2020,	11/29 at 100.00	N/R	2,153,060
	4.000%, 11/01/45, 144A
	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone
	Bonds, Hunt Refining Project, Refunding Series 2019A:
2,100	4.500%, 5/01/32, 144A	5/29 at 100.00	N/R	2,246,928
1,000	5.250%, 5/01/44, 144A	5/29 at 100.00	N/R	1,151,500
27,259	Total Alabama			29,749,041
	Alaska – 0.1% (0.0% of Total Investments)
695	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	6/31 at 100.00	BBB+	772,048
	Bonds, Senior Series 2021A Class 1, 4.000%, 6/01/50
	Arizona – 3.8% (2.5% of Total Investments)
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona
	Christian University Project, Series 2019A:
400	5.500%, 10/01/40, 144A	10/26 at 103.00	N/R	428,740
800	5.625%, 10/01/49, 144A	10/26 at 103.00	N/R	852,752
10,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage	7/28 at 103.00	N/R	10,003,100
	Academy – Gateway and Laveen Projects, Series 2021B, 5.000%, 7/01/51, 144A
10,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage	7/28 at 103.00	N/R	9,939,800
	Academy – Gateway and Laveen Projects, Taxable Series 2021A, 5.000%, 7/01/51, 144A
1,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage	No Opt. Call	N/R	1,000,080
	Academy – Gateway and Laveen Projects, Taxable Series 2021C, 6.000%, 7/01/29, 144A
5,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest	9/23 at 105.00	BB+	5,574,700
	Academy of Nevada ? Sloan Canyon Campus Project, Series 2020A-2, 6.150%, 9/15/53, 144A
1,000	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus	6/28 at 100.00	N/R	1,124,270
	Academy Project, Series 2018A, 6.500%, 6/01/50, 144A
1,000	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	1/30 at 100.00	N/R	1,055,170
	Gateway Academy Project, Series 2019A, 5.750%, 1/01/50, 144A

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 3,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University	6/22 at 100.00	A	$ 3,286,530
	Project, Tender Option Bond Trust 2016-XF2337, 17.511%, 6/01/42, 144A (IF)
435	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds,	7/24 at 101.00	N/R	435,022
	Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36
1,000	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds,	5/24 at 100.00	N/R	1,081,950
	Desert Heights Charter School, Series 2014, 7.250%, 5/01/44
3,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 103.00	N/R	3,246,630
	Edkey Charter Schools Project, Refunding Series 2020, 5.000%, 7/01/49, 144A
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Series 2016:
245	5.250%, 7/01/36	7/26 at 100.00	BB–	266,621
400	5.375%, 7/01/46	7/26 at 100.00	BB–	431,868
475	5.500%, 7/01/51	7/26 at 100.00	BB–	511,570
1,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 103.00	N/R	1,124,290
	Edkey Charter Schools Project, Series 2019, 5.875%, 7/01/51, 144A
2,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	2,228,180
	San Tan Montessori School Project, Series 2014A, 9.000%, 2/01/44
350	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	6/28 at 100.00	N/R	369,537
	Synergy Public Charter School Project, Series 2020, 5.000%, 6/15/35, 144A
100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	N/R	104,905
	The Paideia Academies Project, 2019, 5.125%, 7/01/39
2,500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden	1/22 at 100.00	B–	2,501,475
	Traditional Schools Project, Series 2012, 7.500%, 1/01/42
315	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract	11/21 at 100.00	BBB–	315,391
	Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.250%, 10/01/22 – ACA Insured
1,095	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development	5/22 at 100.00	N/R	1,116,966
	Bonds, Series 2012A, 9.750%, 5/01/25
2,500	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	Ba3	3,566,075
	Inc Prepay Contract Obligations, Series 2007, 5.500%, 12/01/37, 144A
2,000	Sierra Vista Industrial Development Authority, 5.375%, 10/01/56	10/29 at 103.00	N/R	1,632,080
915	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West	12/21 at 100.00	N/R	903,416
	Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (AMT)
50,530	Total Arizona			53,101,118
	Arkansas – 0.3% (0.2% of Total Investments)
4,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	B	4,358,560
	Steel Project, Series 2019, 4.500%, 9/01/49 (AMT), 144A
	California – 16.8% (11.2% of Total Investments)
18,875	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	22,022,217
	Subordinate Lien Series 2016B, 5.000%, 10/01/37 (UB) (6)
5,000	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	5,208,900
	Creekwood, Series 2021A, 4.000%, 2/01/56, 144A
2,000	California Community Housing Agency, California, Essential Housing Revenue Bonds, Ester	8/31 at 100.00	N/R	2,103,860
	Apartments, Series 2021A-2, 4.000%, 2/01/43, 144A
2,000	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/32 at 100.00	N/R	2,061,640
	Exchange at Bayfront Apartments, Junior Series 2021A-2, 4.000%, 8/01/51, 144A
1,000	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	1,046,000
	Fountains at Emerald Park, Junior Lien Series 2021A-2, 4.000%, 8/01/46, 144A
3,335	California Community Housing Agency, California, Essential Housing Revenue Bonds, K	8/32 at 100.00	N/R	3,055,660
	Street Flats, Series 2021A-1, 3.000%, 2/01/57, 144A
2,000	California Community Housing Agency, California, Essential Housing Revenue Bonds, K	8/32 at 100.00	N/R	2,063,460
	Street Flats, Series 2021A-2, 4.000%, 8/01/50, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,600	California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit	8/32 at 100.00	N/R	$ 1,671,072
	at Sausalito Apartments, Series 2021A-2, 4.000%, 2/01/50, 144A
2,250	California Enterprise Development Authority, Charter School Revenue Bonds, Norton	7/27 at 102.00	N/R	2,406,082
	Science and Language Academy Project, Series 2020, 6.250%, 7/01/58, 144A
1,875	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford	11/21 at 100.00	AA– (7)	1,889,550
	Hospital and Clinics, Tender Option Bond Trust 2016-XF2353, Formerly Tender Option Bond
	Trust 3267, 19.963%, 11/15/40 (Pre-refunded 11/15/21), 144A (IF)
	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los
	Angeles, Series 2017A:
5,165	5.000%, 8/15/42 (UB) (6)	8/27 at 100.00	BBB+	6,104,617
22,115	5.000%, 8/15/47 (UB) (6)	8/27 at 100.00	BBB+	26,002,817
12,500	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente	11/27 at 100.00	AA–	14,330,125
	System, Series 2017A-2, 4.000%, 11/01/44 (UB) (6)
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and
	Clinics, Tender Option Bond Trust 2016-XG0049:
1,000	18.284%, 8/15/51 (Pre-refunded 8/15/22), 144A (IF)	8/22 at 100.00	AA (7)	1,151,610
250	18.289%, 8/15/51 (Pre-refunded 8/15/22), 144A (IF)	8/22 at 100.00	AA (7)	287,913
1,020	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas	8/24 at 100.00	N/R	1,083,434
	Affordable Housing Inc Projects, Series 2014B, 5.875%, 8/15/49
500	California Municipal Finance Authority, Revenue Bonds, California Baptist University,	11/26 at 100.00	N/R	579,245
	Series 2016A, 5.000%, 11/01/36, 144A
7,430	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	8,248,637
	Refunding Series 2017B, 4.000%, 7/01/42 (UB) (6)
20,925	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	A2	23,071,905
	Series 2018A, 4.000%, 12/31/47 (AMT) (UB) (6)
2,000	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	B+	2,254,560
	Inc. Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)
400	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds,	No Opt. Call	N/R	32,000
	Aemerge Redpak Services Southern California, LLC Project, Subordinate Series 2017,
	8.000%, 12/01/27 (AMT), 144A (4)
1,000	California Public Finance Authority, Charter School Lease Revenue Bonds, California	7/28 at 100.00	N/R	1,056,190
	Crosspoint Academy Project, Series 2020A, 5.125%, 7/01/55, 144A
1,000	California School Finance Authority, California, Charter School Revenue Bonds, Alta	6/28 at 102.00	N/R	1,091,110
	Public Schools – Obligated Group, Series 2020A, 6.000%, 6/01/59, 144A
1,000	California School Finance Authority, California, Charter School Revenue Bonds, Girls	6/31 at 100.00	N/R	997,980
	Athletic Leadership School Los Angeles Project, Series 2021A, 4.000%, 6/01/61, 144A
1,000	California School Finance Authority, Charter School Revenue Bonds, Scholarship Prep	6/28 at 100.00	N/R	1,016,770
	Public Schools ? Obligated Group, Series 2020A, 5.000%, 6/01/60, 144A
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
800	5.250%, 12/01/44	12/24 at 100.00	BB–	899,952
1,000	5.500%, 12/01/54	12/24 at 100.00	BB–	1,131,210
6,940	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB–	7,941,442
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
500	California Statewide Communities Development Authority, Revenue Bonds, Lancer	6/26 at 100.00	N/R	563,695
	Educational Student Housing Project, Refunding Series 2016A, 5.000%, 6/01/46, 144A
1,000	California Statewide Communities Development Authority, Special Tax Bonds, Community	9/22 at 100.00	N/R	1,031,360
	Facilities District 2012-01, Fancher Creek, Series 2013A, 5.700%, 9/01/43
1,500	California Statewide Communities Development Authority, Statewide Community	11/21 at 100.00	N/R	1,500,015
	Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41
1,000	California Statewide Communities Development Authority, Statewide Community	9/31 at 100.00	N/R	1,116,910
	Infrastructure Program Revenue Bonds, Series 2021A, 4.000%, 9/02/51
273	California Statewide Community Development Authority, Revenue Bonds, Daughters of	11/21 at 100.00	N/R	239,316
	Charity Health System, Series 2005A, 5.500%, 7/01/39 (4), (8)

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,000	CMFA Special Finance Agency VII, California, Essential Housing Revenue Bonds, Junior	8/31 at 100.00	N/R	$ 1,036,760
	Lien Series 2021A-2, 4.000%, 8/01/47, 144A
2,000	CMFA Special Finance Agency VII, California, Essential Housing Revenue Bonds, Senior	8/31 at 100.00	N/R	1,849,100
	Lien Series 2021A-1, 3.000%, 8/01/56, 144A
1,000	CMFA Special Financing Agency VIII, California, Essential Housing Revenue Bonds, Elan	8/31 at 100.00	N/R	924,540
	Huntington Beach, Senior Lien Series 2021A-1, 3.000%, 8/01/56, 144A
1,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	1,037,300
	Acadia on Santa Rosa Creek, Mezzanine Lien Series 2021B, 4.000%, 10/01/46, 144A
2,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	2,108,840
	Acadia on Santa Rosa Creek, Senior Lien Series 2021A, 4.000%, 10/01/56, 144A
1,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	2/32 at 100.00	N/R	1,042,290
	Dublin Mezzanine Lien Series 2021B, 4.000%, 2/01/57, 144A
2,500	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	2/32 at 100.00	N/R	2,300,250
	Dublin Social Senior Lien Series 2021A-2, 3.000%, 2/01/57, 144A
5,800	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	5,350,732
	Jefferson-Anaheim Series 2021A-2, 3.125%, 8/01/56, 144A
6,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	7/31 at 100.00	N/R	6,194,040
	Link-Glendale, Series 2021A-2, 4.000%, 7/01/56, 144A
1,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda	10/31 at 100.00	N/R	1,000,810
	at Monrovia Station, Social Series 2021A-1, 3.400%, 10/01/46, 144A
2,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	3/32 at 100.00	N/R	2,075,420
	Orange City Portfolio, Mezzanine Lien Series 2021B, 4.000%, 3/01/57, 144A
500	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	12/31 at 100.00	N/R	517,195
	Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B, 4.000%, 12/01/56, 144A
2,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	12/31 at 100.00	N/R	1,860,060
	Pasadena Portfolio Social Bond, Series 2021A-2, 3.000%, 12/01/56
7,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	7/31 at 100.00	N/R	7,243,880
	Union South Bay, Series 2021A-2, 4.000%, 7/01/56, 144A
3,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	9/31 at 100.00	N/R	2,756,040
	Waterscape Apartments, Senior Lien Series 2021A, 3.000%, 9/01/56, 144A
1,775	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue	11/21 at 100.00	N/R	1,777,645
	Bonds, Franciscan Mobile Home Park Project, Refunding Third Tier Series 2007C, 6.500%, 12/15/47
2,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue	11/21 at 100.00	A+	2,001,800
	Bonds, Franciscan Mobile Home Park, Refunding Series 2007A, 5.000%, 12/15/37
5,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/31 at 100.00	A–	5,690,650
	Refunding Senior Lien Series 2021A, 4.000%, 1/15/46 (UB)
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Refunding Series 2015A:
900	5.000%, 6/01/40 (Pre-refunded 6/01/25) (UB)	6/25 at 100.00	AA– (7)	1,047,195
1,100	5.000%, 6/01/40 (Pre-refunded 6/01/25) (UB)	6/25 at 100.00	N/R (7)	1,275,637
2,000	5.000%, 6/01/45 (Pre-refunded 6/01/25) (UB) (6)	6/25 at 100.00	Aa3 (7)	2,327,100
3,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	3,585,785
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
5,960	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	6,103,100
	Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47
5,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	5,120,050
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
860	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/25 at 100.00	Aa3	1,422,320
	Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038, 17.578%, 6/01/45, 144A (IF)
	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area,
	Series 2005:
820	5.000%, 8/01/25 – AMBAC Insured	11/21 at 100.00	N/R	822,468
1,000	5.000%, 8/01/35 – AMBAC Insured	11/21 at 100.00	N/R	1,001,600

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 390	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series	9/23 at 100.00	N/R	$ 415,561
	2013B, 5.250%, 9/01/32
850	Los Angeles County, California, Community Development Commission Headquarters Office	9/21 at 100.00	Aa3	858,032
	Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc.,
	Tender Option Bond Trust, 18.809%, 9/01/42, 144A (IF)
1,000	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,	11/21 at 100.00	A	1,004,270
	Subordinate Lien Series 2011A, 7.000%, 9/01/31
650	Ontario, California, Special Tax Bonds, Community Facilities District 53 Tevelde	9/28 at 103.00	N/R	734,974
	Facilities, Series 2021, 4.000%, 9/01/42
	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease
	Program Facilities Projects, Tender Option Bond Trust 2016-XG0100:
750	19.547%, 12/01/30 – AMBAC Insured, 144A (IF)	No Opt. Call	AA–	1,602,067
2,015	19.300%, 12/01/33 – AMBAC Insured, 144A (IF)	No Opt. Call	AA–	5,049,429
	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
960	8.000%, 12/01/26 (Pre-refunded 12/01/21)	12/21 at 100.00	BB (7)	965,952
1,000	8.000%, 12/01/31 (Pre-refunded 12/01/21)	12/21 at 100.00	BB (7)	1,006,200
4,095	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax	11/21 at 62.76	N/R	2,564,985
	Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D,
	0.000%, 8/01/31, 144A
1,500	San Francisco City and County, California, Special Tax Bonds, Community Facilities	9/27 at 103.00	N/R	1,670,550
	District 2016-1 Treasure Island Improvement Area 1, Series 2021, 4.000%, 9/01/51
960	Santa Margarita Water District, California, Special Tax Bonds, Community Facilities	9/23 at 100.00	N/R	1,025,741
	District 2013-1 Village of Sendero, Series 2013, 5.625%, 9/01/43
1,065	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	1,179,243
	District 16-01, Series 2017, 6.250%, 9/01/47, 144A
1,500	Three Rivers Levee Improvement Authority, California, Special Tax Revenue Bonds,	9/28 at 103.00	N/R	1,681,260
	Community Facilities District 2006-1, Refunding Series 2021A, 4.000%, 9/01/51
1,250	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XL0001,	5/23 at 100.00	AA	1,600,175
	18.020%, 5/15/39, 144A (IF)
215,953	Total California			236,092,300
	Colorado – 9.7% (6.5% of Total Investments)
500	Alpine Mountain Ranch Metropolitan District, Routt County, Colorado, Special Assessment	9/26 at 103.00	N/R	485,665
	Revenue Bonds, Special Improvement District 2, Series 2021, 4.000%, 12/01/40
1,000	Antelope Heights Metropolitan District, Colorado, Limited Tax General Obligation Bonds,	9/26 at 103.00	N/R	971,270
	Junior Lien Series Series 2021B, 5.500%, 12/15/37
1,089	Aspen Street Metropolitan District, Broomfield County and City, Colorado, Limited Tax	6/26 at 103.00	N/R	1,116,944
	General Obligation Bonds, Series 2021A-3, 5.125%, 12/01/50
500	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax	9/24 at 103.00	N/R	518,765
	General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/48
1,500	Belford North Metropolitan District, Douglas County, Colorado, General Obligation	12/25 at 103.00	N/R	1,627,725
	Limited Tax Bonds, Series 2020A, 5.500%, 12/01/50
1,000	Bennett Ranch Metropolitan District 1, Adams County, Colorado, General Obligation	3/26 at 103.00	N/R	1,072,960
	Limited Tax Bonds, Convertible to Unlimited Tax Series 2021A, 5.000%, 12/01/51
2,000	Bradley Heights Metropolitan District 2, Colorado Springs, El Paso County, Colorado,	9/26 at 103.00	N/R	1,947,020
	General Obligation Limited Tax Bonds, Series 2021A-3, 4.750%, 12/01/51
1,835	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General	6/24 at 103.00	N/R	1,980,240
	Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.000%, 12/01/39
740	Broomfield Village Metropolitan District 2, In the City and County of Broomfield, Colorado,	12/24 at 103.00	N/R	786,450
	General Obligation Limited Tax and Revenue Bonds, Series 2021A-2, 5.000%, 12/01/49, 144A
3,000	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General	11/21 at 100.00	N/R	2,254,440
	Obligation and Special Revenue Bonds, Junior Subordinate Series 2016, 7.000%, 12/15/57
500	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue	12/21 at 103.00	N/R	511,565
	Bonds, Refunding Subordinate Lien Series 2016B, 8.000%, 6/15/37

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,000	Cielo Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation	6/26 at 103.00	N/R	$ 1,037,310
	Bonds, Series 2021(3), 5.250%, 12/01/50
600	Clear Creek Transit Metropolitan District 2, Adams County, Colorado, Revenue Supported	12/26 at 103.00	N/R	650,454
	Limited Tax General Obligation Bonds, Series 2021A, 5.000%, 12/01/41
615	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	11/21 at 100.00	BB+	617,017
	Community Leadership Academy Project, Series 2008, 6.250%, 7/01/28
2,100	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	10/22 at 100.00	N/R	2,152,626
	Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,
	New Summit Charter Academy Project, Series 2021A:
100	4.000%, 7/01/41, 144A	7/31 at 100.00	N/R	106,601
100	4.000%, 7/01/51, 144A	7/31 at 100.00	N/R	105,071
560	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	7/24 at 100.00	BB	594,518
	Skyview Academy Project, Series 2014, 5.375%, 7/01/44, 144A
720	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Global Village	12/30 at 100.00	N/R	769,255
	Academy – Northglenn Project, Series 2020, 5.000%, 12/01/55, 144A
2,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of	2/24 at 100.00	N/R	2,643,625
	the Midwest Obligated Group, Series 2013, 8.000%, 8/01/43
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes	2/26 at 100.00	N/R	1,019,340
	Project, Series 2016, 6.125%, 2/01/46, 144A
1,285	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Craig Hospital Project,	12/22 at 100.00	A+	1,335,166
	Series 2012, 5.000%, 12/01/32 (UB) (6)
3,144	Colorado International Center Metropolitan District 8, Adams County, Colorado, Limited	9/25 at 103.00	N/R	3,325,189
	Tax General Obligation Bonds, Series 2020, 6.500%, 12/01/50
2,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General	12/22 at 100.00	N/R (7)	2,135,800
	Obligation Bonds, Series 2012A, 6.750%, 12/01/39 (Pre-refunded 12/01/22)
500	Conestoga Metropolitan District 2, Ault, Weld County, Colorado, Limited Tax General	9/26 at 103.00	N/R	514,055
	Obligation Bonds, Refunding & Improvement Series 2021A-3, 5.250%, 12/01/51
500	Copperleaf Metropolitan District 3, Arapahoe County, Colorado, Limited Tax General	9/26 at 103.00	N/R	485,565
	Obligation Bonds, Subordinate Series 2021B, 5.500%, 12/15/36
1,000	Crowfoot Valley Ranch Metropolitan District No. 2, Douglas County, Colorado, Limited	12/23 at 103.00	N/R	1,078,050
	Tax General Obligation Bonds, Series 2018A, 5.625%, 12/01/38
1,000	Dacono Urban Renewal Authority, Weld County, Colorado, Tax Increment Revenue Bonds,	12/25 at 103.00	N/R	1,061,380
	Series 2020, 6.250%, 12/01/39
10,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	12/28 at 100.00	A+	11,148,000
	2018A, 4.000%, 12/01/48 (AMT) (UB) (6)
3,000	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United	10/23 at 100.00	B	3,167,220
	Airlines, Inc. Project, Refunding Series 2017, 5.000%, 10/01/32 (AMT)
495	Dinosaur Ridge Metropolitan District, Golden, Jefferson County, Colorado, Special	6/24 at 103.00	N/R	526,749
	Revenue Refunding and Improvement Bonds, Series 2019A, 5.000%, 6/01/49
1,030	E-86 Metropolitan District, Elizabeth, Elbert County, Colorado, General Obligation	6/26 at 103.00	N/R	1,049,972
	Limited Tax Cash Flow Bonds, Series 2021A-3, 5.125%, 12/01/51
1,000	Elbert and Highway 86 Commercial Metropolitan District, Elbert County, Colorado, Special	6/26 at 103.00	N/R	1,072,590
	Revenue and Tax Supported Bonds, Refunding & Improvement Senior Series 2021A,
	5.000%, 12/01/51, 144A
1,000	Erie Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Series 2021,	9/26 at 103.00	N/R	992,630
	4.000%, 12/01/38
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
1,000	5.750%, 12/01/30	12/24 at 100.00	N/R	1,048,430
2,080	6.000%, 12/01/38	12/24 at 100.00	N/R	2,139,197
500	Fourth Street Crossing Business Improvement District, Silverthorne, Summit County,	6/24 at 103.00	N/R	535,825
	Colorado, Special Revenue and Tax Supported Bonds, Senior Series 2019A, 5.375%, 12/01/49, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 3,000	Future Legends Sports Park Metropolitan District 2, Colorado, Limited Tax General	6/25 at 103.00	N/R	$ 2,974,200
	Obligation Bonds, Series 2020A, 5.500%, 6/01/50, 144A
1,000	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue	12/25 at 102.00	N/R	1,078,390
	Bonds, Refunding Series 2020, 4.750%, 12/01/50
2,000	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited	12/24 at 100.00	N/R	2,135,100
	Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44
305	Iliff Commons Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation	12/21 at 103.00	N/R	313,214
	Bonds, Subordinated Limited Tax Convertible to Unlimited Tax Series 2016B, 8.000%, 12/15/46
810	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Special	12/23 at 103.00	N/R	861,605
	Revenue Bonds, Subordinate Series 2020B, 5.750%, 12/15/50
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
675	5.250%, 12/01/36	12/21 at 103.00	N/R	696,229
1,265	5.375%, 12/01/46	12/21 at 103.00	N/R	1,304,658
1,000	Johnstown Village Metropolitan District 2, Weld County, own of Johnstown, Colorado,	9/25 at 103.00	N/R	1,077,110
	General Obligation Limited Tax Bonds, Series 2020A, 5.000%, 12/01/50
1,700	Jones District Community Authority Board, Centennial, Colorado, Special Revenue	12/25 at 103.00	N/R	1,500,471
	Convertible Capital Appreciation Bonds, Series 2020A, 5.750%, 12/01/50
1,000	Kinston Metropolitan District 5, Loveland, Larimer County, Colorado, Limited Tax General	12/25 at 103.00	N/R	1,083,300
	Obligation Bonds, Series 2020A, 5.125%, 12/01/50
2,685	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds,	11/21 at 100.00	N/R	2,685,832
	Series 2007, 6.750%, 1/01/34
500	Lanterns Metropolitan District 1, Castle Rock, Douglas County, Colorado, Limited Tax	9/24 at 103.00	N/R	535,005
	General Obligation Bonds, Series 2019A, 5.000%, 12/01/49
500	Lanterns Metropolitan District 2, Castle Rock, Douglas County, Colorado, Limited Tax	9/26 at 103.00	N/R	483,590
	General Obligation Bonds, Series 2021A-3, 4.500%, 12/01/50
500	Larkridge Metropolitan District No. 2, In the City of Thornton, Adams County, Colorado,	12/23 at 103.00	N/R	532,185
	General Obligation, Limited Tax Convertible to Unlimited Tax, Improvement Bonds,
	Refunding Series 2019, 5.250%, 12/01/48
500	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax	12/21 at 103.00	N/R	516,930
	General Obligation Bonds, Refunding and Improvement Series 20016A, 5.000%, 12/01/45
500	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax	12/21 at 103.00	N/R	519,180
	General Obligation Bonds, Refunding and Improvement Series 20016B, 7.250%, 12/15/45
	Mayberry Community Authority, Colorado Springs, El Paso County, Colorado, Special
	Revenue Bonds, Series 2021A:
500	5.000%, 12/01/41	6/26 at 103.00	N/R	523,405
500	5.000%, 4/15/51	6/26 at 103.00	N/R	516,210
1,000	Meadowbrook Heights Metropolitan District, Jefferson County, Colorado, General	9/26 at 103.00	N/R	989,070
	Obligation Limited Tax Bonds, Series 2021A(3), 4.875%, 12/01/51
500	Midcities Metropolitan District No. 2, In the City and County of Broomfield, Colorado,	12/21 at 103.00	N/R	514,355
	Subordinate Special Revenue Refunding Bonds, Series 2016B, 7.750%, 12/15/46
2,000	Murphy Creek Metropolitan District 3, Aurora, Colorado, General Obligation Bonds,	11/21 at 100.00	N/R	2,000,000
	Refunding & Improvement Series 2006, 6.125%, 12/01/35 (4)
500	North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County, Colorado, Limited	12/26 at 103.00	N/R	499,460
	Tax General Obligation Bonds, Subordinate Series 2021B, 4.625%, 12/15/51 – AGM Insured
1,000	North Range Metropolitan District 3, Adams County, Colorado, Limited Tax General	12/25 at 103.00	N/R	1,098,070
	Obligation Bonds, Series 2020A-3, 5.250%, 12/01/50
1,535	North Vista Highlands Metropolitan District 3, Pueblo County, Colorado, Limited Tax	3/25 at 103.00	N/R	1,651,691
	General Obligation Bonds, Series 2020, 5.125%, 12/01/49
1,000	Northfield Metropolitan District 2, Fort Collins, Larimer County, Colorado, Limited Tax	12/25 at 103.00	N/R	1,073,320
	General Obligation Bonds, Series 2020A, 5.000%, 12/01/50
	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds,
	Series 2019:
1,500	5.000%, 12/01/39	12/24 at 103.00	N/R	1,631,925
5,000	5.000%, 12/01/49	12/24 at 103.00	N/R	5,397,900

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 500	Palisade Park West Metropolitan District, Broomfield County, Colorado, Limited Tax	6/24 at 103.00	N/R	$ 533,710
	General Obligation Bonds, Convertible to Unlimited Tax, Series 2019A, 5.125%, 12/01/49
500	Parkdale Community Authority, Erie, Colorado, Limited Tax Supported Revenue Bonds,	9/25 at 103.00	N/R	541,075
	District 1, Series 2020A, 5.250%, 12/01/50
550	Patriot Park Metropolitan District 2, Colorado Springs, Colorado, Limited Tax General	12/25 at 103.00	N/R	563,382
	Obligation Bonds, Series 2021, 4.300%, 12/01/50
500	Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax	3/26 at 103.00	N/R	545,755
	General Obligation Bonds, Series 2021A, 5.000%, 12/01/41, 144A
500	Prairie Corner Metropolitan District, Adams County, Colorado, Limited Tax General	12/26 at 103.00	N/R	494,530
	Obligation Bonds, Series 2021, 4.875%, 12/01/51, 144A
1,000	Pueblo Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, EVRAZ Project,	12/30 at 100.00	N/R	1,117,940
	Series 2021A, 4.750%, 12/01/45, 144A
500	Raindance Metropolitan District 1, Acting by and through its Water Activity Enterprise	12/25 at 103.00	N/R	542,270
	In the Town of Windsor, Weld County, Colorado, Non-Potable Water Enterprise Revenue
	Bonds, Series 2020, 5.250%, 12/01/50
1,000	Rampart Range Metropolitan District 5, Lone Tree, Douglas County, Colorado, Limited Tax	10/26 at 102.00	N/R	1,012,030
	Supported and Special Revenue Bonds, Series 2021, 4.000%, 12/01/51
1,000	Remuda Ranch Metropolitan District, Douglas County, Colorado, Limited Tax General	12/25 at 103.00	N/R	1,093,050
	Obligation Bonds, Series 2020A, 5.000%, 12/01/50
750	Reunion Metropolitan District, Acting By and Through its Water Activity Enterprise,	6/26 at 103.00	N/R	724,890
	Adams County, Colorado, Special Revenue Bonds, Series 2021, 3.625%, 12/01/44
500	Ritoro Metropolitan District In the Town of Elizabeth, Elbert County, Colorado, Limited Tax ,	6/24 at 103.00	N/R	533,855
	Convertible to Unlimited Tax, General Obligation Bonds, Series 2019A, 5.000%, 12/01/49
500	Riverdale Ranch Metropolitan District, Thornton City, Adams County, Colorado, Limited	9/24 at 103.00	N/R	533,500
	Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49
570	Riverview Metropolitan District, Steamboat Springs, Routt County, Colorado, General Obligation	6/26 at 103.00	N/R	603,305
	Limited Tax Bonds, Convertible to Unlimited Tax Refunding Series 2021, 5.000%, 12/01/51
	Siena Lake Metropolitan District, Gypsum, Colorado, General Obligation Limited Tax
	Bonds, Series 2021:
500	3.750%, 12/01/41	9/26 at 103.00	N/R	489,365
2,000	4.000%, 12/01/51	9/26 at 103.00	N/R	1,955,380
1,025	Silver Leaf Metropolitan District, Jefferson County, Colorado, General Obligation	6/26 at 103.00	N/R	1,026,968
	Limited Tax Bonds, Series 2021A-3, 5.250%, 12/01/50
1,000	South Aurora Regional Improvement Authority, Aurora, Colorado, Special Revenue Bonds,	12/23 at 103.00	N/R	1,061,920
	Series 2018, 6.250%, 12/01/57
2,790	Sterling Ranch Metropolitan District 1, El Paso County, Colorado, General Obligation	12/25 at 103.00	N/R	3,044,783
	Limited Tax Bonds, Series 2020, 5.125%, 12/01/50
3,000	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax	11/21 at 100.00	N/R	480,000
	Convertible to Unlimited, Series 2007, 0.000%, 12/01/31 (4)
685	Three Springs Metropolitan District 1, Durango, La Plata County, Colorado, Limited Tax	12/25 at 103.00	N/R	690,062
	General Obligation Bonds, Refunding Subordinate Series 2020B, 7.125%, 12/15/50
2,000	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado,	3/26 at 103.00	N/R	2,204,780
	General Obligation Limited Bonds, Series 2021A-1, 5.000%, 12/01/51
1,000	Tree Farm Metropolitan District, 4.750%, 12/01/50, 144A	12/26 at 103.00	N/R	1,001,950
965	VDW Metropolitan District 2, Larimer County, Colorado, General Obligation Bonds,	12/21 at 103.00	N/R	995,841
	Refunding Limited Tax Series 2016B, 7.250%, 12/15/45
1,000	Velocity Metropolitan District 3, In the City of Aurora, Colorado, Limited Tax General	12/23 at 103.00	N/R	1,076,740
	Obligation Bonds, Series 2019, 5.375%, 12/01/39
1,500	Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General	12/23 at 81.31	N/R	1,090,425
	Obligation Bonds, Convertible Capital Appreciation Series 2020A-2, 6.000%, 12/01/50
1,570	Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General	12/23 at 103.00	N/R	1,660,244
	Obligation Bonds, Series 2020A-1, 5.375%, 12/01/50

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,000	Verve Metropolitan District 1, Jefferson County and the City and County of Broomfield,	3/26 at 103.00	N/R	$ 1,082,600
	Colorado, General Obligation Bonds, Refunding and Improvement Limited Tax Series 2021,
	5.000%, 12/01/51
500	Village East Community Metropolitan District, Frederick, Weld County, Colorado, Limited	9/25 at 103.00	N/R	542,895
	Tax General Obligation Bonds, Series 2020A, 5.250%, 12/01/50
1,100	Village Metropolitan District In the Town of Avon, Eagle County, Colorado, Special	12/25 at 103.00	N/R	1,228,964
	Revenue and Limited Property Tax Bonds, Refunding & Improvement Series 2020, 5.000%, 12/01/40
2,000	Westwood Metropolitan District, Thornton, Adams County, Colorado, Limited Tax General	9/26 at 103.00	N/R	1,980,920
	Obligation Bonds, Senior Series 2021A, 4.000%, 12/01/51, 144A
1,390	Windler Public Improvement Authority, Aurora, Colorado, Limited Tax Supported Revenue	9/26 at 97.28	N/R	1,029,142
	Bonds, Convertible Capital Appreciation Series 2021A-2, 0.000%, 12/01/51, 144A
14,000	Windler Public Improvement Authority, Aurora, Colorado, Limited Tax Supported Revenue	9/26 at 103.00	N/R	13,473,880
	Bonds, Series 2021A-1, 4.125%, 12/01/51, 144A
705	Windsor Highlands Metropolitan District 9, Windsor, Larimer County, Colorado, Limited	9/24 at 103.00	N/R	751,593
	Tax Supported Revenue Bonds, Series 2019, 5.000%, 12/01/49
1,000	Winsome Metropolitan District No. 3, El Paso County, Colorado, General Obligation	9/26 at 103.00	N/R	964,950
	Limited Tax Bonds, Series 2021A, 5.125%, 12/01/50, 144A
830	Woodmen Heights Metropolitan District 2, El Paso County, Colorado, General Obligation	12/25 at 103.00	N/R	896,724
	Limited Tax Bonds, Taxable Converting to Tax-Exempt Refunding Subordinate Series 2020B-1,
	6.250%, 12/15/40
135,398	Total Colorado			136,346,502
	Connecticut – 0.6% (0.4% of Total Investments)
2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford	7/32 at 100.00	BBB+	2,262,460
	Hospital, Forward Delivery Series 2022M, 4.000%, 7/01/42 (WI/DD, Settling 4/05/22)
3,000	Connecticut State Health & Educational Facilities Authority, Revenue Bonds, Hartford	7/31 at 100.00	N/R	3,433,470
	HealthCare Obligated Group, Series 2021A, 4.000%, 7/01/51 (UB)
500	Great Pond Improvement District, Connecticut, Special Obligation Revenue Bonds, Great	10/26 at 102.00	N/R	524,855
	Pond Phase 1 Project, Series 20019, 4.750%, 10/01/48, 144A
6,266	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate	No Opt. Call	N/R	939,983
	Series 2013A, 0.070%, 7/01/31 (cash 4.000%, PIK 2.050%) (4)
	Steel Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue
	Bonds, Steelpointe Harbor Project, Series 2021:
110	4.000%, 4/01/41	4/30 at 100.00	N/R	115,284
410	4.000%, 4/01/51	4/30 at 100.00	N/R	421,800
12,286	Total Connecticut			7,697,852
	Delaware – 0.2% (0.1% of Total Investments)
2,500	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc.	3/25 at 100.00	N/R	2,772,650
	Project, Series 2015A, 7.000%, 9/01/45, 144A
	District of Columbia – 0.3% (0.2% of Total Investments)
65	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	BBB	71,226
	Bonds, Series 2001, 6.500%, 5/15/33
250	District of Columbia, Revenue Bonds, KIPP DC Issue, Series 2013A, 6.000%, 7/01/33	7/23 at 100.00	N/R (7)	273,630
	(Pre-refunded 7/01/23)
2,000	District of Columbia, Revenue Bonds, Saint Paul on Fouth Street, Inc., Series 2019A,	5/30 at 100.00	N/R	2,010,880
	5.250%, 5/15/55, 144A
1,800	District of Columbia, Tax Increment Revenue Bonds, Union Market Infrastructure Project,	6/28 at 100.00	N/R	1,451,178
	Series 2021A, 4.250%, 6/01/46, 144A
4,115	Total District of Columbia			3,806,914
	Florida – 15.7% (10.4% of Total Investments)
500	Academical Village Community Development District, Davie, Florida, Special Assessment	5/30 at 100.00	N/R	521,480
	Revenue Bonds, Series 2020, 4.000%, 5/01/51

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,500	Alachua County Health Facilities Authority, Florida, Health Facilties Revenue Bonds,	11/21 at 100.00	N/R	$ 1,500,030
	Terraces at Bonita Springs Project, Series 2011A, 8.125%, 11/15/46
2,000	Ave Maria Stewardship Community District, Florida, Bond Anticipation Notes, Phase 4	5/23 at 100.00	N/R	1,990,100
	Master Improvements Project, Series 2021, 3.500%, 5/01/26, 144A
2,245	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds,	5/31 at 100.00	N/R	2,328,514
	Ave Maria National Project, Series 2021, 4.000%, 5/01/51
500	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds,	5/32 at 100.00	N/R	520,015
	Maple Ridge Phase 3 Master Improvements Project, Series 2021, 4.000%, 5/01/52, 144A
1,740	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds,	5/22 at 100.00	N/R	1,774,313
	Series 2012, 6.700%, 5/01/42
1,685	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds,	5/25 at 100.00	N/R	1,786,319
	Series 2015, 5.375%, 5/01/45
1,000	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special	5/31 at 100.00	N/R	1,035,190
	Assessment Bonds, 2021 Project Series 2021, 4.000%, 5/01/52, 144A
995	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special	11/25 at 100.00	N/R	1,079,127
	Assessment Bonds, Series 2015, 5.250%, 11/01/46
905	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds,	No Opt. Call	N/R	1,087,801
	Phase 1 Project, Series 2013A, 6.125%, 11/01/33
1,695	Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds,	5/23 at 100.00	N/R	1,771,207
	Refunding Series 2013, 5.125%, 5/01/43
1,000	Brightwater Community Development District, Florida, Capital Improvement Revenue Bonds,	5/31 at 100.00	N/R	1,029,490
	Assessment Area 1 Project, Series 2021, 4.000%, 5/01/52
	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, AcadeMir Charter
	Schools, Series 2021A:
285	4.000%, 7/01/41, 144A	7/31 at 100.00	Ba2	309,493
545	4.000%, 7/01/51, 144A	7/31 at 100.00	Ba2	582,382
445	4.000%, 7/01/56, 144A	7/31 at 100.00	Ba2	471,713
2,500	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, LLT Academy South	6/25 at 105.00	N/R	2,694,925
	Bay Project, Series 2020A, 6.000%, 6/15/55, 144A
	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2021:
500	4.000%, 8/15/51, 144A	8/28 at 100.00	N/R	473,305
1,000	4.200%, 8/15/56, 144A	8/28 at 100.00	N/R	944,100
1,000	4.250%, 8/15/61, 144A	8/28 at 100.00	N/R	941,510
6,000	Capital Trust Agency, Florida, Revenue Bonds, Educational Growth Fund, LLC, Charter	7/31 at 100.00	N/R	6,763,740
	School Portfolio Projects, Series 2021A-1, 5.000%, 7/01/56, 144A
3,135	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center,	6/28 at 100.00	N/R	1,716,444
	Orlando Project, Series 2018, 7.500%, 6/01/48, 144A (4), (8)
830	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series	6/26 at 100.00	N/R	901,081
	2019A, 5.000%, 6/15/39, 144A
1,000	Capital Trust Agency, Florida, Revenue Bonds, St. Johns Classical Academy, Refunding	6/30 at 100.00	N/R	1,013,440
	Series 2021A, 4.000%, 6/15/56, 144A
1,000	Capital Trust Agency, Florida, Revenue Bonds, Tuscan Gardens of Palm Coast Project,	4/24 at 103.00	N/R	498,160
	Series 2017A, 7.000%, 10/01/49, 144A
1,000	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior	8/24 at 103.00	N/R	885,910
	Housing, Inc. Project, Series 2017, 5.875%, 8/01/52, 144A
955	Celebration Pointe Community Development District 1, Alachua County, Florida, Special	5/24 at 100.00	N/R	992,493
	Assessment Revenue Bonds, Series 2014, 5.125%, 5/01/45
500	Celebration Pointe Community Development District 1, Alachua County, Florida, Special	5/31 at 100.00	N/R	514,140
	Assessment Revenue Bonds, Series 2021, 4.000%, 5/01/53
500	Charlotte County Industrial Development Authority, Florida, Utility System Revenue	10/27 at 100.00	N/R	548,110
	Bonds, Town & Country Utilities Project, Series 2019, 5.000%, 10/01/49 (AMT), 144A
2,000	Collier County Industrial Development Authority, Florida, Continuing Care Community	5/24 at 100.00	N/R	1,360,000
	Revenue Bonds, Arlington of Naples Project, Series 2014A, 0.000%, 5/15/35, 144A (4)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 995	Cross Creek North Community Development District, Clay County, Florida, Special	11/29 at 100.00	N/R	$ 1,120,012
	Assessment Bonds, Series 2018, 5.375%, 11/01/50, 144A
1,000	Crystal Cay Community Development District, Florida, Special Assessment Bonds, 2021	5/31 at 100.00	N/R	1,038,460
	Project, Series 2021, 4.000%, 5/01/51
1,605	Cypress Mill Community Development District, Hillsborough County, Florida, Special	6/30 at 100.00	N/R	1,698,347
	Assessment Bonds, Assessment Area 2, Series 2020, 4.000%, 6/15/40
525	East Nassau Stewardship District, Florida, Special Assessment Revenue Bonds, Series	5/31 at 100.00	N/R	539,632
	2021, 4.000%, 5/01/51
700	Fishhawk Community Development District IV, Hillsborough County, Florida, Special	5/23 at 100.00	N/R	750,400
	Assessment Revenue Bonds, Series 2013A, 7.000%, 5/01/33
1,245	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Creative	6/29 at 102.00	N/R	1,349,144
	Inspiration Journey School of St. Cloud, Series 2021A, 5.000%, 6/15/41, 144A
1,850	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown	7/24 at 100.00	N/R	1,973,358
	Doral Charter Elementary School Project, Series 2014A, 6.500%, 7/01/44
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown	7/27 at 100.00	N/R	1,073,350
	Doral Charter Elementary School Project, Series 2017A, 5.750%, 7/01/44, 144A
565	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida	7/26 at 100.00	N/R	606,878
	Charter Foundation Inc. Projects, Series 2016A, 5.000%, 7/15/46, 144A
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami	6/24 at 100.00	N/R	934,370
	Arts Charter School Projects, Series 2014, 6.000%, 6/15/44, 144A
655	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin	1/27 at 100.00	N/R	701,335
	Academies of Pasco County Inc., Series 2020A, 5.000%, 1/01/50, 144A
5,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance	6/23 at 100.00	N/R (7)	5,645,700
	Charter School, Inc. Projects, Series 2013A, 8.500%, 6/15/44 (Pre-refunded 6/15/23)
120	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	9/27 at 100.00	N/R	131,538
	Renaissance Charter School, Inc. Projects, Series 2020C, 5.000%, 9/15/50, 144A
17,750	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue	1/24 at 107.00	N/R	19,169,645
	Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49 (AMT), 144A
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
5,590	6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A	11/21 at 103.00	N/R	5,668,204
31,170	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	11/21 at 104.00	N/R	31,642,225
6,485	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	11/21 at 104.00	N/R	6,572,742
	FRERC Community Development District, Ocoee, Florida, Special Assessment Bonds,
	Series 2020:
2,750	5.375%, 11/01/40	11/29 at 100.00	N/R	2,933,947
2,000	5.500%, 11/01/50	11/29 at 100.00	N/R	2,139,140
1,000	Gracewater Sarasota Community Development District, Sarasota County, Florida, Capital	5/31 at 100.00	N/R	1,024,640
	Improvement Revenue Bonds, Series 2021, 4.000%, 5/01/52, 144A
2,500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	11/22 at 100.00	N/R	2,572,900
	Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32
1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	5/24 at 100.00	N/R	1,088,380
	Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2,
	6.500%, 5/01/39
200	Gulfstream Polo Community Development District, Palm Beach County, Florida, Special	11/29 at 100.00	N/R	214,348
	Assessment Bonds, Phase 2 Project, Series 2019, 4.375%, 11/01/49
1,000	Hammock Reserve Community Development District, Haines City, Florida, Special Assessment	5/31 at 100.00	N/R	1,038,460
	Revenue Bonds, Area 2 Project, Series 2021, 4.000%, 5/01/51
1,895	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds,	5/24 at 100.00	N/R	1,981,943
	Special Assessment, Refunding Series 2014, 5.250%, 5/01/32
200	Hawkstone Community Development District, Florida, Special Assessment Revenue Bonds,	11/29 at 100.00	N/R	210,332
	Assessment Area 2, Series 2019, 4.000%, 11/01/39
1,000	Lakes by the Bay South Community Development District, Florida, Special Assessment	11/22 at 100.00	N/R	1,031,230
	Bonds, Series 2012, 5.750%, 11/01/42

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 265	Lakes of Sarasota Community Development District, Florida, Improvement Revenue Bonds,	5/31 at 100.00	N/R	$ 268,750
	Capital Phase 1 Project 2021A-1, 4.100%, 5/01/51
500	Lakes of Sarasota Community Development District, Florida, Improvement Revenue Bonds,	5/31 at 100.00	N/R	505,050
	Capital Phase 1 Project 2021B-1, 4.300%, 5/01/51
610	Lakewood Park Community Development District, Florida, Special Assessment Revenue Bonds,	5/31 at 100.00	N/R	626,019
	Assessment Area 1, Series 2021, 4.000%, 5/01/52
625	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood	5/25 at 100.00	N/R	659,400
	Centre North Project, Series 2015, 4.875%, 5/01/45
2,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee	11/21 at 100.00	BB–	2,003,000
	County Community Charter Schools, Series 2007A, 5.375%, 6/15/37
630	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue	12/22 at 105.00	N/R	646,853
	Bonds, Preserve Project, Series 2017A, 5.750%, 12/01/52, 144A
750	Leomas Landing Community Development District, Florida, Capital Improvement Revenue	5/31 at 100.00	N/R	768,480
	Bonds, Assessment Area 2, Series 2021, 4.000%, 5/01/52
1,000	Magic Place Community Development District, Osceola County, Florida, Special Assessment	5/30 at 100.00	N/R	1,033,530
	Revenue Bonds, Series 2019, 4.500%, 5/01/51
12,190	Miami Beach, Florida, Resort Tax Revenue Bonds, Series 2015, 5.000%, 9/01/45 (UB) (6)	9/25 at 100.00	AA–	13,920,614
750	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue	7/27 at 100.00	N/R	813,825
	Bonds, South Florida Autism Charter School Project, Series 2017, 6.000%, 7/01/47, 144A
2,085	Miami World Center Community Development District, Miami-Dade County, Florida, Special	11/27 at 100.00	N/R	2,373,835
	Assessment Bonds, Series 2017, 5.250%, 11/01/49
1,750	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op	9/25 at 100.00	N/R	1,900,658
	Charter Schools Project, Series 2015A, 6.000%, 9/15/45, 144A
3,000	Miami-Dade County, Florida, Seaport Revenue Bonds, Refunding Series 2021A-1, 4.000%,	10/31 at 100.00	N/R	3,462,240
	10/01/45 – AGM Insured (AMT) (UB)
	Miami-Dade County, Florida, Seaport Revenue Bonds, Refunding Subordinate Series 2021B-1:
2,000	4.000%, 10/01/46 (AMT) (UB)	10/31 at 100.00	N/R	2,297,200
3,000	4.000%, 10/01/50 (AMT) (UB)	10/31 at 100.00	N/R	3,432,210
505	Mirada Community Development District, Pasco County, Florida, Bond Anticipation Note,	11/21 at 100.00	N/R	505,722
	Assessment Area 3, Series 2019, 4.500%, 5/01/24
400	North Park Isle Community Development District, Plant City, Florida, Special Assessment	5/29 at 100.00	N/R	429,844
	Revenue Bonds, Assessment Area 1, Series 2019, 4.750%, 5/01/50
930	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	8/26 at 100.00	N/R	1,034,662
	Bonds, Development Unit 53, Series 2015, 5.500%, 8/01/46
1,000	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	8/31 at 100.00	N/R	1,043,470
	Bonds, Development Unit 53, Series 2021, 4.000%, 8/01/51
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences
	of Boca Raton Project, Series 2014A:
620	7.000%, 6/01/29	6/22 at 102.00	N/R	650,306
3,110	7.500%, 6/01/49	6/22 at 102.00	N/R	3,261,581
1,355	Palm Beach County, Florida, Revenue Bonds, Provident Group – LU Properties LLC Lynn	6/31 at 100.00	N/R	1,584,090
	University Housing Project, Series 2021A, 5.000%, 6/01/57, 144A
500	Palm Beach County, Florida, Revenue Bonds, Provident Group – PBAU Properties LLC – Palm	4/29 at 100.00	Ba1	560,720
	Beach Atlantic University Housing Project, Series 2019A, 5.000%, 4/01/51, 144A
3,215	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella	11/21 at 100.00	N/R	3,220,755
	Collina, Series 2004, 5.750%, 5/01/35
500	Portico Community Development District, Lee County, Florida, Special Assessment,	5/30 at 100.00	N/R	519,345
	Improvement Series 2020-2, 4.000%, 5/01/50
1,245	Reunion East Community Development District, Osceola County, Florida, Special Assessment	5/31 at 100.00	N/R	1,218,295
	Bonds, Series 2021, 3.150%, 5/01/41
1,545	Reunion West Community Development District, Florida, Special Assessment Bonds, Series	5/22 at 100.00	N/R	1,570,662
	2004A-1, 6.250%, 5/01/36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 910	Rivers Edge II Community Development District, Florida, Capital Improvement Revenue	5/31 at 100.00	N/R	$ 938,319
	Bonds, Series 2021, 4.000%, 5/01/51
2,500	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series	11/27 at 100.00	N/R	2,880,700
	2016, 6.000%, 11/01/47
1,000	Saddle Creek Preserve of Polk County Community Development District, Florida, Special	6/30 at 100.00	N/R	1,044,470
	Assessment Bonds, Series 2020, 4.000%, 6/15/50
1,000	Saint Johns County Housing Authority, Florida, Multifamily Mortgage Revenue Bonds,	11/31 at 100.00	N/R	999,990
	Victoria Crossing, Series 2021A, 3.920%, 4/01/59 (Mandatory Put 4/01/39), 144A
	Sawyers Landing Community Development District, Florida, Special Assessment Revenue
	Bonds, Series 2021:
1,000	4.125%, 5/01/41, 144A	5/31 at 100.00	N/R	1,059,560
1,000	4.250%, 5/01/53, 144A	5/31 at 100.00	N/R	1,051,860
610	Seminole County Industrial Development Authority, Florida, Educational Facilities	6/31 at 100.00	Ba1	667,566
	Revenue Bonds, Galileo Schools for Gifted Learning, Series 2021A, 4.000%, 6/15/51, 144A
500	Shingle Creek at Branson Community Development District, Osceola County, Florida,	6/31 at 100.00	N/R	519,010
	Special Assessment Revenue Bonds, Series 2021, 4.000%, 6/15/51
990	Shingle Creek Community Development District, Osceola County, Florida, Special	11/25 at 100.00	N/R	1,084,733
	Assessment Revenue Bonds, Series 2015, 5.400%, 11/01/45
1,000	Southern Grove Community Development District 5, Port Saint Lucie, Florida, Special	5/31 at 100.00	N/R	1,041,730
	Assessment Bonds, Community Infrastructure Series 2021, 4.000%, 5/01/48
750	Summit View Community Development District, Dade City, Florida, Special Assessment	No Opt. Call	N/R	736,253
	Revenue Bonds, Series 2021B, 5.000%, 5/01/41
660	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds,	No Opt. Call	N/R	662,792
	Series 2021B, 4.500%, 5/01/36
1,000	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds,	9/23 at 100.00	N/R	985,460
	South Assessment Area Series 2021B, 4.625%, 5/01/36, 144A
1,540	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	1,372,540
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (5)
	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,
	Series 2007-3:
120	6.375%, 5/01/22 (4)	No Opt. Call	N/R	1
1,360	6.650%, 5/01/40 (4)	11/21 at 100.00	N/R	14
2,845	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	11/21 at 100.00	N/R	28
	Series 2007A-2, 5.250%, 5/01/39 (4)
3,740	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/21 at 100.00	N/R	3,750,622
	Series 2015-1, 0.000%, 5/01/40 (5)
2,300	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/21 at 100.00	N/R	1,789,147
	Series 2015-2, 0.000%, 5/01/40 (5)
2,505	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/21 at 100.00	N/R	25
	Series 2015-3, 6.610%, 5/01/40 (4)
1,230	Touchstone Community Development District, Hillsborough County, Florida, Special	12/29 at 100.00	N/R	1,321,795
	Assessment Bonds, 2019 Project, Series 2019, 4.000%, 12/15/40
400	Tradition Community Development District 9, Port Saint Lucie, Florida, Special	5/31 at 100.00	N/R	416,040
	Assessment Bonds, Series 2021, 4.000%, 5/01/52
	Turtle Run Community Development District, Florida, Special Assessment Benefit Tax
	Bonds, Series 2017-2:
1,000	5.000%, 5/01/37	5/28 at 100.00	A2	1,162,080
2,020	5.000%, 5/01/47	5/28 at 100.00	A2	2,317,485
1,725	Twin Creeks North Community Development District, Florida, Special Assessment Bonds,	11/31 at 100.00	N/R	1,987,579
	Master Infrastructure Improvements, Series 2016A-1, 6.375%, 11/01/47
3,570	Twin Creeks North Community Development District, Florida, Special Assessment Bonds,	11/31 at 100.00	N/R	4,113,425
	Master Infrastructure Improvements, Series 2016A-2, 6.375%, 11/01/47
500	Two Lakes Community Development District, Hialeah, Florida, Special Assessment Bonds,	12/29 at 100.00	N/R	526,555
	Expansion Area Project, Series 2019, 4.000%, 12/15/49

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 505	Union Park East Community Development District, Florida, Capital Improvement Revenue	5/31 at 100.00	N/R	$ 515,413
	Bonds, Assessment Area 3 Series 2021, 4.000%, 5/01/51, 144A
1,000	V-Dana Community Development District, Lee County, Florida, Special Assessment Bonds,	5/31 at 100.00	N/R	1,029,490
	Area 1 – 2021 Project, Series 2021, 4.000%, 5/01/52
1,000	Venetian Parc Community Development District, Miami-Dade County, Florida, Special	11/28 at 100.00	N/R	1,288,700
	Assessment Bonds, Area One Project, Series 2013, 6.500%, 11/01/43
975	Waterset North Community Development District, Hillsborough County, Florida, Special	11/24 at 100.00	N/R	1,034,582
	Assessment Revenue Bonds, Series 2014, 5.500%, 11/01/45
500	Westside Haines City Community Development District, Florida, Special Assessment Bonds,	5/31 at 100.00	N/R	511,110
	Area 1 Project, Series 2021, 4.000%, 5/01/52
217,595	Total Florida			220,005,382
	Georgia – 0.3% (0.2% of Total Investments)
1,000	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds,	11/23 at 100.00	BB+	1,004,510
	Testletree Village Apartments, Series 2013A, 5.000%, 11/01/48
1,880	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten	10/23 at 100.00	N/R	1,979,659
	Academy Project, Series 2013A, 7.125%, 10/01/43
1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project,	4/23 at 100.00	N/R (7)	1,084,540
	Series 2013A, 6.500%, 4/01/43 (Pre-refunded 4/01/23)
3,880	Total Georgia			4,068,709
	Guam – 0.0% (0.0% of Total Investments)
	Guam A.B. Won Pat International Airport Authority, Revenue Bonds, Series 2013C:
160	6.375%, 10/01/43 (AMT)	10/23 at 100.00	Baa2	173,381
170	6.375%, 10/01/43 (Pre-refunded 10/01/23) (AMT)	10/23 at 100.00	Baa2 (7)	189,149
330	Total Guam			362,530
	Idaho – 0.7% (0.4% of Total Investments)
7,400	Idaho Falls Auditorium District, Idaho, Certifications of Participation, Annual	5/26 at 102.00	N/R	7,407,918
	Appropriation Series 2021, 5.250%, 5/15/51, 144A
500	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/22 at 100.00	A–	526,630
	Tender Option Bond Trust 2016-XG0066, 17.171%, 3/01/47, 144A (IF)
565	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Gem Prep	7/25 at 100.00	N/R	577,978
	Meridian North LLC, Series 2020A., 5.250%, 7/01/55, 144A
1,000	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Gem Prep	11/25 at 100.00	N/R	965,490
	Meridian South Charter School Project, Series 2021, 4.000%, 5/01/56, 144A
9,465	Total Idaho			9,478,016
	Illinois – 22.5% (14.9% of Total Investments)
447	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	11/21 at 100.00	N/R	439,671
10,670	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	12,842,305
	Series 2016, 6.000%, 4/01/46 (UB) (6)
1,500	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/24 at 100.00	BB	1,653,465
	Project Series 2015C, 5.250%, 12/01/39
2,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	2,328,680
	Refunding Series 2017H, 5.000%, 12/01/46
15,385	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB	18,421,845
	Series 2016A, 7.000%, 12/01/44
2,025	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	2,463,514
	Series 2016B, 6.500%, 12/01/46
9,910	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	12,703,233
	Series 2017A, 7.000%, 12/01/46, 144A
3,000	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation	12/24 at 100.00	AAA	3,375,360
	Bonds, Capital Improvement, Green 2014 Series 2015A, 5.000%, 12/01/44 (UB) (6)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 7,500	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	AA (7)	$ 7,530,825
	5.250%, 12/01/40 (Pre-refunded 12/01/21) (UB) (6)
1,308	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State	11/21 at 100.00	N/R	1,308,130
	Redevelopment Project, Series 2012, 6.100%, 1/15/29
2,125	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue	11/21 at 100.00	N/R	1,633,105
	Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26 (4)
5,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport,	1/29 at 100.00	AA	5,599,350
	Refunding Senior Lien Series 2018A, 4.000%, 1/01/43 (AMT) (UB) (6)
30,500	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior	1/29 at 100.00	A	36,696,380
	Lien Series 2018B, 5.000%, 1/01/48 (UB) (6)
2,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A,	1/24 at 100.00	Ba1	2,172,880
	5.250%, 1/01/30
9,400	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB–	11,416,676
	6.000%, 1/01/38
1,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D,	1/25 at 100.00	Ba1	1,119,170
	5.500%, 1/01/37
130	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	BBB–	147,172
	Chicago, Illinois, General Obligation Bonds, Series 2019A:
3,500	5.000%, 1/01/44	1/29 at 100.00	BBB–	4,100,495
7,500	5.000%, 1/01/44 (UB) (6)	1/29 at 100.00	BBB+	8,786,775
8,000	5.500%, 1/01/49 (UB) (6)	1/29 at 100.00	BBB+	9,610,320
1,500	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F,	1/25 at 100.00	Ba1	1,673,655
	5.500%, 1/01/42
5,000	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Series 2016A, 6.375%,	11/26 at 100.00	N/R	3,931,550
	11/01/46, 144A (4)
250	Illinois Finance Authority, Revenue Bonds, Acero Charter Schools, Inc., Series 2021,	10/31 at 100.00	BB+	273,090
	4.000%, 10/01/42, 144A
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,
	Series 2016C:
25	4.000%, 2/15/41 (Pre-refunded 2/15/27) (UB)	2/27 at 100.00	N/R (7)	29,010
495	4.000%, 2/15/41 (Pre-refunded 2/15/27) (UB)	2/27 at 100.00	N/R (7)	574,403
10,655	4.000%, 2/15/41 (UB)	2/27 at 100.00	AA+	11,934,239
1,000	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A,	10/22 at 100.00	BBB–	1,021,910
	6.000%, 10/01/48
5,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Series	1/28 at 100.00	AA+	5,687,500
	2017A, 4.000%, 7/15/47 (UB) (6)
2,000	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2018B, 6.125%,	10/28 at 100.50	N/R	2,390,180
	4/01/58, 144A
5,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,	2/27 at 100.00	AA–	5,573,450
	Series 2016B, 4.000%, 8/15/41 (UB) (6)
1,715	Illinois State, General Obligation Bonds, May Series 2020, 5.750%, 5/01/45	5/30 at 100.00	BBB–	2,130,647
	Illinois State, General Obligation Bonds, November Series 2016:
1,000	5.000%, 11/01/35	11/26 at 100.00	BBB–	1,161,620
1,000	5.000%, 11/01/37	11/26 at 100.00	BBB–	1,156,930
9,945	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27 (UB) (6)	No Opt. Call	BBB	11,930,420
630	Illinois State, General Obligation Bonds, Series 2012A, 5.000%, 3/01/36	3/22 at 100.00	BBB–	638,474
5,445	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Refunding Junior Obligation	6/26 at 100.00	BBB+	6,021,244
	September Series 2016C, 4.000%, 6/15/31 (UB) (6)
2,000	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue	3/28 at 100.00	N/R	2,000,900
	Bonds, First Tier Series 2005A-2, 5.500%, 1/01/36, 144A (4)
4,695	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	No Opt. Call	BB+	1,927,204
	Bonds, Refunding Series 2012B, 0.010%, 12/15/50

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Refunding Series 2020A:
$ 16,000	4.000%, 6/15/50	12/29 at 100.00	BBB+	$ 17,669,760
45,550	4.000%, 6/15/50 (UB) (6)	12/29 at 100.00	BBB+	50,303,598
2,500	5.000%, 6/15/50	12/29 at 100.00	BBB+	2,954,600
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/31 at 100.00	BB+	5,557,150
	Bonds, Refunding Series 2022A, 4.000%, 6/15/52 (WI/DD, Settling 3/17/22)
830	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series	12/23 at 100.00	N/R	854,502
	2013B, 7.000%, 12/01/33
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series 2018C:
9,875	5.000%, 1/01/36 (UB) (6)	1/29 at 100.00	AA–	12,113,267
17,750	5.250%, 1/01/48 (UB) (6)	1/29 at 100.00	AA–	21,638,137
895	Yorkville United City Business District, Illinois, Storm Water and Water Improvement	11/21 at 100.00	N/R	366,950
	Project Revenue Bonds, Series 2007, 4.800%, 1/01/26 (4)
278,655	Total Illinois			315,863,741
	Indiana – 0.8% (0.5% of Total Investments)
2,070	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A,	11/21 at 100.00	N/R	2,091,942
	6.650%, 7/15/24
1,000	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender	No Opt. Call	AA	2,188,620
	Option Bond Trust 2016-XL0019, 18.735%, 4/01/30 – AMBAC Insured, 144A (IF)
1,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Discovery Charter	12/25 at 100.00	BB–	1,125,600
	School Project, Series 2015A, 7.250%, 12/01/45
1,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	No Opt. Call	B	1,098,900
	Corporation Project, Refunding Series 2021A, 4.125%, 12/01/26
2,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	8/22 at 100.00	B3	2,048,140
	Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)
500	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health	11/21 at 100.00	Baa2	501,620
	Services, Series 2010, 5.500%, 8/15/45
865	Saint Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village	11/21 at 100.00	N/R	870,233
	Apartments, Series 2005A, 7.500%, 7/01/35
1,000	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project,	11/23 at 100.00	N/R	1,070,730
	Series 2013, 7.250%, 11/01/43 (AMT)
1,375	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx	No Opt. Call	N/R	455,768
	USA Indiana, LLC Project, Series 2017A, 7.250%, 12/01/28 (AMT) (4), (8)
10,810	Total Indiana			11,451,553
	Iowa – 0.2% (0.2% of Total Investments)
1,030	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc.	8/22 at 100.00	Ba2	1,052,114
	Project, Series 2012, 4.750%, 8/01/42
2,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B+	2,155,600
	Company Project, Series 2013, 5.250%, 12/01/25
3,030	Total Iowa			3,207,714
	Kansas – 0.5% (0.3% of Total Investments)
5,305	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health	9/25 at 100.00	AA–	6,079,795
	System, Refunding & Improvement Series 2015, 5.000%, 9/01/45 (UB) (6)
1,000	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation	9/25 at 100.00	N/R	1,008,850
	Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.750%, 9/01/32
6,305	Total Kansas			7,088,645
	Kentucky – 5.0% (3.3% of Total Investments)
1,385	Bell County, Kentucky, Special Assessment Industrial Building Revenue Bonds, Boone’s	12/30 at 100.00	N/R	1,451,037
	Ridge Project, Series 2020, 6.000%, 12/01/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro
	Health, Refunding Series 2017A:
$ 5,450	5.000%, 6/01/41	6/27 at 100.00	BBB–	$ 6,330,938
3,300	5.000%, 6/01/45	6/27 at 100.00	BBB–	3,818,991
12,665	5.000%, 6/01/45 (UB) (6)	6/27 at 100.00	Baa2	14,656,824
1,000	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue	7/29 at 102.00	N/R	1,071,150
	Bonds, Christian Care Communities, Inc. Obligated Group, Series 2021, 5.125%, 7/01/55
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation
	Kentucky Information Highway Project, Senior Series 2015A:
11,000	5.000%, 7/01/37 (UB)	7/25 at 100.00	BBB+	12,315,710
9,295	5.000%, 7/01/40 (UB)	7/25 at 100.00	BBB+	10,390,416
16,800	5.000%, 1/01/45 (UB)	7/25 at 100.00	BBB+	18,748,296
1,000	Newport, Kentucky, Special Obligation Revenue Bonds, Newport Clifton Project, Series	12/30 at 100.00	N/R	1,017,820
	2020B, 5.500%, 12/01/60
61,895	Total Kentucky			69,801,182
	Louisiana – 1.0% (0.7% of Total Investments)
1,965	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala	7/23 at 100.00	N/R	2,060,538
	Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36
1,000	Lakeshore Villages Master Community Development District, Louisiana, Special Assessment	6/31 at 100.00	N/R	1,032,140
	Revenue Bonds, Series 2021, 4.000%, 6/01/51
500	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Lake Charles College Prep	6/27 at 100.00	N/R	516,930
	Project, Series 2019A, 5.000%, 6/01/58, 144A
1,405	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Mentorship STEAM Academy,	6/31 at 100.00	N/R	1,473,634
	Series 2021A, 5.000%, 6/01/51, 144A
500	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Young Audiences Charter	4/27 at 100.00	N/R	511,870
	School, Series 2019A, 5.000%, 4/01/57, 144A
1,845	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing	7/23 at 100.00	N/R	1,952,656
	(US) LLC Project, Series 2013, 6.500%, 7/01/36 (AMT), 144A
1,565	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy	12/21 at 100.00	N/R	1,573,826
	Foundation Project, Series 2011A, 7.750%, 12/15/31
2,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,	No Opt. Call	Baa1	2,220,760
	Refunding Series 2017, 5.250%, 10/01/33 (5)
2,110	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter	12/23 at 100.00	N/R	2,241,601
	Academy Foundation Project, Series 2013A, 8.125%, 12/15/33
2,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds,	No Opt. Call	N/R	20
	Louisiana Pellets Inc Project, Series 2015, 7.000%, 7/01/24 (AMT), 144A (4)
540	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series	6/30 at 100.00	BB–	708,912
	2010, 6.350%, 7/01/40, 144A
15,430	Total Louisiana			14,292,887
	Maryland – 0.7% (0.5% of Total Investments)
1,595	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017,	9/27 at 100.00	CCC	1,682,534
	5.000%, 9/01/42
3,000	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine	11/21 at 100.00	BB–	3,030,960
	Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25
4,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	11/21 at 100.00	N/R	2,400,000
	Conference Center, Series 2006A, 2.500%, 12/01/31 (4)
2,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	11/21 at 100.00	N/R	1,500,000
	Conference Center, Series 2006B, 2.625%, 12/01/31 (4)
1,000	Maryland Economic Development Corporation, Special Obligation Bonds, Port Covington	9/30 at 100.00	N/R	1,116,480
	Project, Series 2020, 4.000%, 9/01/50
12,095	Total Maryland			9,729,974

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 1.2% (0.8% of Total Investments)
$ 5,735	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K,	7/26 at 100.00	A	$ 6,077,437
	Series 2017B, 4.250%, 7/01/46 (AMT) (UB) (6)
1,200	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue M,	7/31 at 100.00	BBB	1,190,196
	Subordinate Series 2021C, 3.000%, 7/01/51 (AMT)
5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%,	3/24 at 100.00	Aa1	5,510,300
	3/01/46 (UB) (6)
2,985	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016E, 4.000%,	4/25 at 100.00	Aa1	3,306,245
	4/01/33 (UB) (6)
14,920	Total Massachusetts			16,084,178
	Michigan – 1.9% (1.3% of Total Investments)
5,000	Detroit, Wayne County, Michigan, General Obligation Bonds, Financial Recovery Series	11/21 at 100.00	N/R	4,782,350
	2014B-1, 4.000%, 4/01/44
88	Detroit, Wayne County, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/22	11/21 at 100.00	N/R	87,725
1,945	Michigan Finance Authority, Higher Education Limited Obligation Revenue Bonds, Aquinas	5/31 at 100.00	N/R	2,165,699
	College Project, Refunding Series 2021, 5.000%, 5/01/36
1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds,	8/31 at 100.00	BB	1,122,450
	Hanley International Academy, Inc. Project, Refunding Series 2021, 5.000%, 9/01/40
	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope
	Academy Project, Refunding Series 2021:
185	4.400%, 4/01/31, 144A	4/28 at 100.00	N/R	182,053
315	4.900%, 4/01/41, 144A	4/28 at 100.00	N/R	306,523
1,235	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur	7/27 at 100.00	N/R	1,147,192
	Academy Project, Refunding Series 2017. Private Placement of 2017, 5.900%, 7/15/46, 144A
	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2015A:
2,225	4.350%, 10/01/45 (UB) (6)	10/24 at 100.00	AA	2,356,898
4,500	4.600%, 4/01/52 (UB) (6)	10/24 at 100.00	AA	4,780,575
1,515	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American	11/21 at 100.00	N/R	1,517,272
	Montessori Academy, Series 2007, 6.500%, 12/01/37
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds,	11/21 at 100.00	BBB–	1,001,970
	Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35
100,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	6/33 at 11.41	N/R	5,087,000
	Bonds, Capital Appreciation Turbo Term Series 2008C, 0.010%, 6/01/58
1,000	Summit Academy North, Michigan, Revenue Bonds, Public School Academy, Refunding Series	11/28 at 103.00	BB	1,064,450
	2021, 4.000%, 11/01/41
500	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005,	11/21 at 100.00	B+	500,620
	6.375%, 11/01/35
535	Universal Academy, Michigan, Public School Academy Bonds, Refunding Series 2021,	12/28 at 103.00	BBB–	593,181
	4.000%, 12/01/31
121,043	Total Michigan			26,695,958
	Minnesota – 0.8% (0.5% of Total Investments)
665	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy	7/25 at 100.00	N/R	711,743
	Project, Series 2015A, 5.500%, 7/01/35
1,000	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project,	7/25 at 100.00	B	1,021,280
	Series 2015A, 6.000%, 7/01/45
505	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of	7/26 at 100.00	N/R	527,139
	Performing Arts Project, Series 2016A, 5.000%, 7/01/47
100	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Northeast College Prep	7/30 at 100.00	N/R	107,407
	Project, Series 2020A, 5.000%, 7/01/55
2,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	7/26 at 100.00	N/R	2,164,240
	Bonds, Community School of Excellence, Series 2016A, 5.750%, 7/01/47, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	9/30 at 100.00	BB+	$ 1,148,250
	Bonds, Hmong College Prep Academy Project, Refunding Series 2020A, 5.000%, 9/01/55
1,225	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	6/29 at 102.00	N/R	1,204,077
	Bonds, Math & Science Academy Charter School Project, Series 2021A, 4.000%, 6/01/51, 144A
3,000	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint	10/22 at 100.00	BBB–	3,043,710
	Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (AMT), 144A
	Woodbury, Minnesota, Charter School Lease Revenue Bonds, Woodbury Leadership Academy,
	Series 2021A:
850	4.000%, 7/01/41	7/28 at 103.00	BB–	923,797
575	4.000%, 7/01/56	7/28 at 103.00	BB–	613,945
10,920	Total Minnesota			11,465,588
	Mississippi – 0.1% (0.0% of Total Investments)
500	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, King Edward	10/26 at 100.00	N/R	469,065
	Mixed-Use Project, Refunding Series 2019A, 4.250%, 10/15/49 (Mandatory Put 10/15/39), 144A
555	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care	12/21 at 100.00	N/R	554,704
	Apartments, Series 2004-2, 6.125%, 9/01/34 (AMT)
1,055	Total Mississippi			1,023,769
	Missouri – 1.3% (0.9% of Total Investments)
655	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward	4/26 at 100.00	N/R	677,748
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016,
	5.000%, 4/01/46, 144A
2,000	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty	6/25 at 100.00	N/R	2,054,940
	Commons Project, Subordinate Lien Series 2015B, 8.500%, 6/15/46, 144A
10,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/27 at 100.00	A+	11,149,500
	Mercy Health, Series 2017C, 4.000%, 11/15/49 (UB) (6)
	Missouri Southern State University, Auxiliary Enterprise System Revenue Bonds, Series 2021:
1,000	4.000%, 10/01/34	10/31 at 100.00	N/R	1,050,110
1,000	4.000%, 10/01/44	10/31 at 100.00	N/R	1,025,510
500	North Outer Forty Transportation Development District, Chesterfield, Missouri,	No Opt. Call	N/R	475,405
	Transportation Development Revenue Notes, Refunding Series 2021A, 4.000%, 12/01/46
1,100	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project,	11/21 at 100.00	N/R	1,100,088
	Series 2007A, 5.350%, 6/15/32
1,353	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square	3/22 at 100.00	N/R	541,200
	Redevelopment Project, Series 2008A, 6.300%, 8/22/26
732	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment	No Opt. Call	N/R	91,500
	Projects, Series 2007A, 3.300%, 12/31/26
18,340	Total Missouri			18,166,001
	Nevada – 1.2% (0.8% of Total Investments)
985	City of Henderson, Nevada, Local Improvement District No. T-20 Rainbow Canyon, Local	9/28 at 100.00	N/R	1,119,019
	Improvement Bonds, Series 2018, 5.375%, 9/01/48
2,000	Director of Nevada State Department of Business & Industry, Environmental Improvement	2/31 at 100.00	N/R	2,127,320
	Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2020, 6.750%, 2/15/38, 144A
2,000	Director of Nevada State Department of Business & Industry, Environmental Improvement	8/29 at 100.00	N/R	1,999,800
	Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, 5.750%, 2/15/38 (AMT), 144A
10,000	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue	7/28 at 100.00	Aa3	11,129,100
	Bonds, Series 2018B, 4.000%, 7/01/49 (UB) (6)
560	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 64 Valley	12/28 at 100.00	N/R	616,062
	Vista, Series 2019, 4.625%, 6/01/49
15,545	Total Nevada			16,991,301

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 4.6% (3.0% of Total Investments)
$ 2,500	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government	12/27 at 100.00	Baa1	$ 2,940,625
	Buildings-Health Department & Taxation Division Office Project, Series 2018A, 5.000%,
	6/15/47 (UB) (6)
5,000	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government	12/27 at 100.00	Baa1	5,881,250
	Buildings-Juvenile Justice Commission Facilities Project, Series 2018C, 5.000%, 6/15/47 (UB) (6)
9,500	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/27 at 100.00	Baa1	11,112,055
	2017DDD, 5.000%, 6/15/42 (UB) (6)
4,100	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	8/22 at 101.00	B+	4,259,162
	Airlines Inc., Series 1999, 5.250%, 9/15/29 (AMT)
2,080	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	3/24 at 101.00	B+	2,284,797
	Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)
5,200	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	11/21 at 100.00	Ba1	5,215,704
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
40,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	Baa1	28,163,200
	Series 2006C, 0.000%, 12/15/36 – AMBAC Insured (UB) (6)
1,750	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	BBB	1,937,810
	2019BB, 4.000%, 6/15/50
2,200	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	2,532,486
	Bonds, Series 2018B, 5.000%, 6/01/46
72,330	Total New Jersey			64,327,089
	New Mexico – 0.4% (0.3% of Total Investments)
315	Mariposa East Public Improvement District, New Mexico, Revenue Bonds, Capital	3/22 at 61.03	N/R	162,701
	Appreciation Taxable Series 2015D, 0.000%, 3/01/32
50	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds,	9/25 at 100.00	N/R	51,441
	Series 2015A, 5.900%, 9/01/32
200	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds,	9/25 at 100.00	N/R	205,766
	Series 2015B, 5.900%, 9/01/32
355	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds,	No Opt. Call	N/R	362,143
	Series 2015C, 5.900%, 9/01/32
1,210	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy	10/23 at 100.00	N/R	1,246,106
	Revenue Bonds, Series 2013, 7.250%, 10/01/43
1,020	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue	10/24 at 100.00	N/R	1,059,107
	Bonds, Series 2014, 6.750%, 10/01/33
1,500	Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross	11/23 at 103.00	N/R	1,532,460
	Receipts Tax Increment Bonds, Subordinate Lien Series 2020, 8.000%, 5/01/40, 144A
1,452	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross	11/21 at 102.00	N/R	1,474,157
	Receipts Tax Increment Bonds, Senior Lien Series 2015, 6.000%, 5/01/40, 144A
6,102	Total New Mexico			6,093,881
	New York – 9.8% (6.5% of Total Investments)
610	Build New York City Resource Corporation, New York, Revenue Bonds, New World Preparatory	6/31 at 100.00	N/R	660,093
	Charter School Project, Series 2021A, 4.000%, 6/15/41
2,405	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of	9/25 at 100.00	N/R	2,700,575
	Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A
	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter
	School, Series 2020A-1:
5,000	5.250%, 6/01/40, 144A	12/30 at 100.00	N/R	5,112,100
2,000	5.500%, 6/01/55, 144A	12/30 at 100.00	N/R	2,042,880
	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter
	School, Series 2020C-1:
1,000	5.000%, 6/01/40, 144A	12/30 at 100.00	N/R	1,060,620
2,000	5.000%, 6/01/55, 144A	12/30 at 100.00	N/R	2,081,360

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,000	Build NYC Resource Corporation, Revenue Bonds, Shefa School, Series 2021A, 5.000%,	6/31 at 100.00	N/R	$ 1,181,580
	6/15/51, 144A
10,000	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,	3/30 at 100.00	AA	10,327,000
	Series 2020A, 3.000%, 9/01/50 – AGM Insured (UB) (6)
200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical	6/27 at 100.00	BBB–	237,170
	Center Obligated Group, Series 2017, 5.000%, 12/01/36, 144A
1,000	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The	2/30 at 100.00	N/R	1,119,890
	Academy Charter School Project, Series 2020A, 5.730%, 2/01/50
	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The
	Academy Charter School Project, Series 2021A:
2,360	4.050%, 2/01/31	2/30 at 100.00	A2	2,378,314
1,000	4.600%, 2/01/51	2/30 at 100.00	A2	1,004,700
1,000	Madison County Capital Resource Corporation, New York, Revenue Bonds, Cazenovia College	6/22 at 100.00	N/R	1,002,720
	Project, Series 2019A, 5.500%, 9/01/22
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	11/30 at 100.00	A3	1,211,540
	Climate Bond Certified Series 2020D-1, 5.000%, 11/15/43 (UB) (6)
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	11/30 at 100.00	A3	1,108,450
	Climate Bond Certified Series 2020D-3, 4.000%, 11/15/49 (UB) (6)
10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/26 at 100.00	A3	11,510,200
	2016C-1, 5.000%, 11/15/56 (UB) (6)
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/31 at 100.00	A3	5,619,500
	2021A-2, 4.000%, 11/15/43 (UB)
14,260	New York City Housing Development Corporation, New York, Multifamily Housing Revenue	9/26 at 100.00	AA+	15,400,943
	Bonds, Sustainable Neighborhood Series 2018K, 4.125%, 11/01/53 (UB) (6)
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,
	Bronx Parking Development Company, LLC Project, Series 2007:
1,500	0.000%, 10/01/37 (4)	11/21 at 100.00	N/R	1,200,000
5,000	0.000%, 10/01/46 (4)	11/21 at 100.00	N/R	4,000,000
245	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,	11/21 at 100.00	N/R	237,581
	Special Needs Facilities Pooled Program, Series 2008A-1, 5.800%, 7/01/23
7,075	New York City, New York, General Obligation Bonds, Fiscal 2017 Series A-1, 5.000%,	8/26 at 100.00	AA	8,378,993
	8/01/38 (UB) (6)
2,000	New York Counties Tobacco Trust IV, Tobacco Settlement Pass-Through Bonds, Turbo Term	11/21 at 100.00	B–	2,021,940
	Series 2005A, 5.000%, 6/01/42
500	New York Liberty Development Corporation, Liberty Revenue Bonds, Secured by Port Authority	12/21 at 100.00	Aa3	510,520
	Consolidated Bonds, Tender Option Bonds Trust 2016-XG0062, 18.115%, 12/15/41, 144A (IF)
1,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	1,091,020
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
3,250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	3,611,010
	Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A
6,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	6,633,480
	Center Project, Class 3 Series 2014, 7.250%, 11/15/44, 144A
3,125	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/31 at 100.00	A	3,189,812
	Center Project, Refunding Green Series 2021A, 3.000%, 11/15/51 (UB)
4,985	New York Transportation Development Corporation, New York, Special Facilities Bonds,	7/24 at 100.00	AA	5,551,944
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 – AGM
	Insured (AMT) (UB) (6)
10,000	New York Transportation Development Corporation, New York, Special Facility Revenue	11/21 at 100.00	B–	10,019,500
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series
	2016, 5.000%, 8/01/31 (AMT)
3,070	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	B–	3,833,325
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020,
	5.375%, 8/01/36 (AMT)

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,000	New York Transportation Development Corporation, New York, Special Facility Revenue	No Opt. Call	B	$ 1,068,910
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2021,
	3.000%, 8/01/31 (AMT)
3,265	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	4/27 at 100.00	Aa3	3,851,394
	Series 2017, 5.000%, 4/15/57 (UB) (6)
605	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue	11/21 at 100.00	N/R	610,372
	Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (AMT)
855	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	6/31 at 27.72	N/R	140,015
	Asset-Backed Bonds, Series 2021B-2, 0.000%, 6/01/66
5,000	Westchester County Local Development Corp, 4.500%, 7/01/56, 144A	7/27 at 104.00	N/R	4,922,050
	(WI/DD, Settling 11/10/21)
9,975	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester	11/25 at 100.00	Baa2	11,372,996
	Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46 (UB) (6)
250	Western Regional Off-Track Betting Corporation, New York, Tax Exempt Revenue Bonds,	6/31 at 100.00	N/R	245,133
	Additional Secured General Obligation Series 2021, 4.125%, 12/01/41, 144A
129,535	Total New York			138,249,630
	North Dakota – 0.4% (0.2% of Total Investments)
4,000	University of North Dakota, Certificates of Participation, Housing Infrastructure	6/30 at 100.00	N/R	4,072,240
	Project, Series 2021A, 3.000%, 6/01/61 – AGM Insured (UB)
2,000	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC	9/23 at 100.00	N/R	1,120,000
	Project, Series 2013, 7.750%, 9/01/38 (4)
6,000	Total North Dakota			5,192,240
	Ohio – 7.2% (4.8% of Total Investments)
87,120	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	13,614,242
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
34,705	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	39,091,299
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
5,455	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R (7)	5,647,562
	Revenue Bonds, Senior Lien Series 2007A-3, 6.250%, 6/01/37 (Pre-refunded 6/01/22)
1,500	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center	12/22 at 100.00	N/R	1,512,210
	Project, Liberty Community Authority, Series 2014C, 6.000%, 12/01/43
250	Cleveland-Cuyahoga County Port Authority, Ohio, Tax Increment Financing Revenue Bonds,	12/29 at 100.00	BB	260,155
	Flats East Bank Project, Refunding Senior Series 2021A, 4.000%, 12/01/55, 144A
100	Cleveland-Cuyahoga County Port Authority, Ohio, Tax Increment Financing Revenue Bonds,	12/29 at 100.00	N/R	105,255
	Flats East Bank Project, Refunding Subordinate Series 2021B, 4.500%, 12/01/55
2,000	Columbus-Franklin County Finance Authority, Ohio, Tax Increment Financing Revenue Bonds,	6/29 at 100.00	N/R	2,181,480
	Bridge Park D Block Project, Series 2019A-1, 5.000%, 12/01/51
340	Evans Farm New Community Authority, Ohio, Community Development Charge Revenue Bonds,	6/29 at 100.00	N/R	347,908
	Evans Farm Mixed-Use Project, Series 2020, 4.000%, 12/01/46
1,000	Jefferson County Port Authority, Ohio, Economic Development Revenue Bonds, JSW Steel	12/31 at 100.00	Ba2	1,011,860
	USA Ohio, Inc. Project, Series 2021, 3.500%, 12/01/51 (AMT)
11,160	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network	8/26 at 100.00	A+	12,305,351
	Obligated Group, Series 2016, 4.000%, 8/01/47 (UB) (6)
2,800	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	3,500
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/22
3,310	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG	7/29 at 100.00	B–	3,784,455
	Vanadium Project, Series 2019, 5.000%, 7/01/49 (AMT), 144A
365	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	456
	FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 1,300	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	$ 1,291,615
	FirstEnergy Generation Corporation Project, Refunding Series 2009D, 3.375%, 8/01/29
	(Mandatory Put 9/15/21)
4,750	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	5,938
	FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (4)
1,000	Ohio Higher Educational Facility Commission, Senior Hospital Parking Revenue Bonds,	1/30 at 100.00	A3	1,190,020
	University Circle Incorporated 2020 Project, Series 2020, 5.000%, 1/15/50
3,085	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	3,856
	Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/49 (4)
3,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	3,750
	Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (4)
255	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	319
	Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33
1,015	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	1,269
	Generating Corporation Project, Refunding Series 2008C, 3.950%, 11/01/32 (4)
2,725	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	3,406
	Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (4)
3,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	3,046,200
	Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory Put 6/01/22)
1,000	Port of Greater Cincinnati Development Authority, Ohio, Public Improvement TOT Revenue	12/28 at 100.00	N/R	1,007,880
	Bonds, Series 2021, 4.250%, 12/01/50, 144A
1,000	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment	11/30 at 100.00	N/R	1,012,610
	Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood,
	Senior Lien Series 2019A, 5.000%, 11/01/51
8,500	Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle Project, Series	12/27 at 103.00	N/R	9,725,105
	2020A, 7.000%, 12/01/42 (AMT), 144A
2,000	Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle Project, Series	12/24 at 105.00	N/R	2,264,740
	2020B, 10.000%, 12/01/25 (AMT), 144A
2,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	2,158,400
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	6.000%, 3/01/45
184,735	Total Ohio			101,580,841
	Oklahoma – 1.4% (1.0% of Total Investments)
1,000	Tulsa Authority for Economic Opportunity, Tulsa County, Oklahoma, Tax Apportionment	12/31 at 100.00	N/R	949,780
	Revenue Bonds, Santa Fe Square Project, Series 2021, 4.375%, 12/01/41, 144A
500	Tulsa Authority for Economic Opportunity, Tulsa County, Oklahoma, Tax Apportionment	12/31 at 100.00	N/R	479,215
	Revenue Bonds, Vast Bank Project, Series 2021, 4.000%, 12/01/43, 144A
15,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc.,	6/23 at 100.00	N/R	15,932,100
	Refunding Series 2000B, 5.500%, 6/01/35 (AMT)
2,600	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc.,	6/23 at 100.00	N/R	2,761,564
	Refunding Series 2001B, 5.500%, 12/01/35 (AMT)
19,100	Total Oklahoma			20,122,659
	Oregon – 0.1% (0.1% of Total Investments)
	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds,
	Series 2020A:
1,750	0.010%, 6/15/49	6/30 at 57.54	Aa1	788,305
2,000	0.000%, 6/15/50	6/30 at 55.67	Aa1	870,120
3,750	Total Oregon			1,658,425
	Pennsylvania – 1.9% (1.3% of Total Investments)
980	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/31 at 100.00	N/R	1,208,056
	Bonds, 615 Waterfront Project, Senior Series 2021, 6.000%, 5/01/42, 144A

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 1,250	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/28 at 100.00	N/R	$ 1,455,613
	Bonds, City Center Project, Subordinate Lien, Series 2018, 5.125%, 5/01/32, 144A
2,500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	3,125
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.500%, 4/01/41 (4)
2,715	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	3,394
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (4)
500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	4/31 at 100.00	N/R	516,510
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 3.750%, 10/01/47
	(Mandatory Put 4/01/21)
290	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University	10/29 at 100.00	BB+	320,044
	Project, Series 2020, 5.000%, 10/01/49
1,000	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of	10/27 at 100.00	BB	1,123,730
	Science & Technology Project, Series 2017, 5.125%, 10/15/41, 144A
1,500	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of	10/28 at 100.00	BB	1,844,010
	Science & Technology Project, Series 2020, 6.250%, 10/15/53, 144A
1,245	Lehigh County General Purpose Authority, 4.000%, 11/01/51 (UB)	11/31 at 100.00	A–	1,428,052
675	Lehigh County Industrial Development Authority, Charter School Revenue Bonds, Seven	5/30 at 100.00	BB	738,659
	Generations Charter School, Series 2021A, 4.000%, 5/01/31
1,720	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	6/30 at 100.00	N/R	1,844,408
	KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A
1,720	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	6/30 at 100.00	N/R	1,844,408
	KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40 (AMT), 144A
3,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	2,987,010
	KDC Agribusiness Fairless Hills LLC Project, Series 2021A, 10.000%, 12/01/31
5	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	6
	Shippingport Project, First Energy Guarantor., Series 2006A, 2.550%, 11/01/41 (4)
6,650	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	Caa1	5,088,912
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana	12/27 at 100.00	N/R	1,065,830
	Bracetti Academy Project, Series 2020A, 5.375%, 6/15/50, 144A
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana
	Bracetti Academy Project, Taxable Series 2020B:
995	6.875%, 12/15/35, 144A	12/27 at 100.00	N/R	1,056,212
1,000	7.125%, 12/15/44, 144A	12/27 at 100.00	N/R	1,057,700
2,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva	1/23 at 100.00	N/R (7)	2,718,725
	Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 8.000%, 1/01/33
	(Pre-refunded 1/01/23)
510	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	BBB–	524,887
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/36
180	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,	5/24 at 100.00	BB+	183,861
	Guaranteed Lease Revenue Bonds, Series 2016A, 5.000%, 11/15/28
31,935	Total Pennsylvania			27,013,152
	Puerto Rico – 10.2% (6.8% of Total Investments)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
4,870	5.125%, 7/01/37	7/22 at 100.00	CCC	5,023,405
1,000	5.250%, 7/01/42	7/22 at 100.00	CCC	1,032,330
2,000	6.000%, 7/01/47	7/22 at 100.00	CCC	2,074,180
8,625	Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally Taxable Build	11/21 at 100.00	D	8,377,031
	America Bonds, Series 2010YY, 4.050%, 7/01/40 (4)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
4,835	3.957%, 7/01/42 (4)	7/22 at 100.00	D	4,738,300
185	3.961%, 7/01/42 (4)	7/22 at 100.00	D	181,300

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
$ 2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 3.999%,	No Opt. Call	N/R	$ 1,962,500
	7/01/22 (4)
1,025	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 3.957%,	11/21 at 100.00	D	1,004,500
	7/01/37 (4)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA:
5,690	3.978%, 7/01/22 (4)	11/21 at 100.00	D	5,597,537
1,186	3.978%, 7/01/28 (4)	11/21 at 100.00	D	1,166,728
890	3.978%, 7/01/29 (4)	11/21 at 100.00	D	875,538
658	3.978%, 7/01/31 (4)	11/21 at 100.00	D	647,308
405	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC, 3.957%,	11/21 at 100.00	D	396,900
	7/01/28 (4)
1,350	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%,	11/21 at 100.00	D	1,328,062
	7/01/40 (4)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ:
4,000	3.978%, 7/01/22 (4)	6/21 at 100.00	N/R	3,930,000
3,000	3.978%, 7/01/25 (4)	11/21 at 100.00	D	2,951,250
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A, 4.102%, 7/01/36 (4)	7/23 at 100.00	D	1,006,250
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW:
360	3.988%, 7/01/22 (4)	11/21 at 100.00	D	354,600
710	3.988%, 7/01/23 (4)	11/21 at 100.00	D	699,350
375	3.978%, 7/01/33 (4)	11/21 at 100.00	D	368,906
5,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Build America Bond	11/21 at 100.00	D	5,286,875
	Series 2010EE, 4.044%, 7/01/32 (4)
5,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005L,	No Opt. Call	AAA	5,175,000
	5.250%, 7/01/38 – AMBAC Insured
5,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds,	7/22 at 100.00	N/R	4,987,500
	Series 2012U, 1.630%, 7/01/42 (4)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured
	2018A-1:
108,137	0.010%, 7/01/46	7/28 at 41.38	N/R	35,251,581
101,600	0.000%, 7/01/51	7/28 at 30.01	N/R	24,055,832
1,000	4.750%, 7/01/53	7/28 at 100.00	N/R	1,117,020
5,000	5.000%, 7/01/58	7/28 at 100.00	N/R	5,657,200
1,050	Puerto Rico, General Obligation Bonds, Public Improvement Series 2001, 2.140%, 7/01/31 (4)	11/21 at 100.00	N/R	1,036,875
6,600	Puerto Rico, General Obligation Bonds, Series 2005A, 2.140%, 7/01/29 (4)	11/21 at 100.00	N/R	6,517,500
12,500	Puerto Rico, General Obligation Bonds, Series 2014A, 1.990%, 7/01/35 (4)	11/21 at 100.00	N/R	11,031,250
295,551	Total Puerto Rico			143,832,608
	Rhode Island – 0.2% (0.1% of Total Investments)
18,260	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	11/21 at 16.44	CCC–	3,049,785
	Bonds, Series 2007A, 0.010%, 6/01/52
	South Carolina – 2.3% (1.5% of Total Investments)
640	Hardeeville, South Carolina, Special Assessment Revenue Bonds, East Argent Improvement	5/29 at 100.00	N/R	620,243
	District, Series 2021, 4.000%, 5/01/52, 144A
4,000	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement	11/21 at 100.00	N/R	840,000
	District, Series 2007A, 7.750%, 11/01/39 (4)
3,477	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement	No Opt. Call	N/R	730,170
	District, Series 2007B, 7.700%, 11/01/21 (4)
5,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	8/26 at 100.00	N/R (7)	5,974,400
	Custodial Receipts CR-086, 5.000%, 8/15/36 (Pre-refunded 8/15/26), 144A
400	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	1/30 at 100.00	N/R	416,008
	Hilton Head Christian Academy, Series 2020, 5.000%, 1/01/55, 144A

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 970	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	11/26 at 100.00	N/R	$ 1,133,445
	Midland Valley Preparatory School Project, Series 2014, 7.750%, 11/15/45, 144A
1,000	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue	11/26 at 100.00	N/R	1,013,740
	Bonds, Hoese Creek Academy Project, Series 2021A, 5.000%, 11/15/55, 144A
4,215	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue	12/29 at 100.00	Baa3	4,700,315
	Bonds, Lowcountry Leadership Charter School Project, Series 2019A, 5.000%, 12/01/49, 144A
750	South Carolina Jobs-Economic Development Authority, Retirement Community Revenue Notes,	11/21 at 100.00	N/R	760,065
	Kiawah Life Plan Village, Inc. Project, Series 2021A, 8.750%, 7/01/25
3,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A	3,541,740
	Series 2016B, 5.000%, 12/01/46 (UB) (6)
11,615	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A	12,851,882
	2014A, 5.000%, 12/01/49 (UB) (6)
35,067	Total South Carolina			32,582,008
	South Dakota – 0.1% (0.1% of Total Investments)
1,125	Lincoln County, South Dakota, Economic Development Revenue Bonds, The Augustana College	8/31 at 100.00	BBB–	1,222,211
	Association Project, Series 2021A, 4.000%, 8/01/56
	Tennessee – 2.1% (1.4% of Total Investments)
1,000	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board,	7/27 at 100.00	N/R	940,610
	Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A, 5.625%, 1/01/46
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities
	Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A:
11,095	5.000%, 7/01/40 (UB)	7/26 at 100.00	A3	13,041,950
5,240	5.000%, 7/01/46 (UB) (6)	7/26 at 100.00	A3	6,118,696
5,000	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue	6/27 at 100.00	N/R	1,500,000
	Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A, 7.500%,
	6/01/47, 144A (4)
6,024	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B,	No Opt. Call	BBB	7,263,558
	5.625%, 9/01/26
915	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue	11/21 at 100.00	N/R	816,583
	Bonds, Rutland Place Inc. Project, Series 2015A, 5.500%, 1/01/46
29,274	Total Tennessee			29,681,397
	Texas – 5.9% (3.9% of Total Investments)
1,000	Abilene Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds,	10/31 at 100.00	BBB–	1,085,070
	First-Lien Series 2021A, 4.000%, 10/01/50
2,000	Abilene Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds,	10/31 at 100.00	N/R	2,100,200
	Second-Lien Series 2021B, 5.000%, 10/01/50, 144A
1,000	Anna, Texas, Special Assessment Revenue Bonds, Sherley Tract Public Improvement District	9/31 at 100.00	N/R	964,030
	2 Area 1 Project, Series 2021, 4.000%, 9/15/41, 144A
1,000	Arlington Higher Education Finance Corp, 4.500%, 2/15/56 (WI/DD, Settling 11/18/21)	2/30 at 100.00	N/R	1,001,650
1,000	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Brooks	6/26 at 100.00	N/R	1,043,030
	Academies, Series 2021A, 5.000%, 6/15/51
1,000	Baytown Municipal Development District, Texas, Hotel Revenue Bonds, Baytown Convention	10/31 at 100.00	BBB–	1,072,640
	Center Hotel, First-Lien Series 2021A, 4.000%, 10/01/50
500	Celina, Texas, Special Assessment Revenue Bonds, Celina Sutton Fields II Public	9/29 at 100.00	N/R	527,600
	Improvement District Neighborhood Improvement Areas 2-3 Project, Series 2019, 4.250%,
	9/01/49, 144A
995	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement	9/22 at 103.00	N/R	1,038,462
	District Phase 1 Project, Series 2014, 7.000%, 9/01/40
300	City of Bee Cave TX, 5.250%, 9/01/51, 144A (WI/DD, Settling 11/23/21)	9/31 at 100.00	N/R	301,053
1,765	Comal County Meyer Ranch Municipal Utility District, Texas, General Obligation Bonds,	8/26 at 100.00	N/R	1,677,297
	Road Series 2021, 3.000%, 8/15/51

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 675	Conroe Local Government Corporation, Texas, Hotel Revenue and Contract Revenue Bonds,	10/31 at 100.00	A2	$ 756,392
	Subordinate Third Lien Series 2021C, 4.000%, 10/01/50
1,000	Crandall, Kaufman County, Texas, Special Assessment Revenue Bonds, Crandall Carwright Ranch	9/31 at 100.00	N/R	1,011,880
	Public Improvement District Improvement Area 1 Project, Series 2021, 4.500%, 9/15/51, 144A
4,165	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A,	12/25 at 100.00	AA+	4,817,905
	5.000%, 12/01/48 (UB) (6)
	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A:
340	6.625%, 9/01/31	9/23 at 100.00	N/R	371,127
1,000	6.375%, 9/01/42	9/23 at 100.00	N/R	1,088,310
165	Fate, Rockwall County, Texas, Special Assessment Revenue Bonds, Williamsburg Public	8/27 at 100.00	N/R	175,243
	Improvement District 1 Phase 2B, 2C & 3A1, Series 2019, 4.250%, 8/15/49, 144A
1,500	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa2	1,554,165
	Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38
1,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds,	11/21 at 100.00	B3	1,001,300
	Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (AMT)
1,450	Harris County Municipal Utility District 213A, Texas, General Obligation Bonds, Series	4/29 at 100.00	N/R	1,401,686
	2021, 3.000%, 4/01/48
125	Haslett, Texas, Special Assessment Revenue Bonds, Haslet Public Improvement District 5	9/29 at 100.00	N/R	134,329
	Improvement Area 1 Project, Series 2019, 4.375%, 9/01/49, 144A
775	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series	11/21 at 100.00	N/R	776,124
	2006A, 6.000%, 2/15/36
1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines	11/21 at 100.00	Ba3	1,005,500
	Inc. – Terminal Improvement Project, Refunding Series 2011, 6.625%, 7/15/38 (AMT)
1,020	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	7/29 at 100.00	B–	1,079,548
	Terminal E Project, Series 2021A, 4.000%, 7/01/41 (AMT)
3,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	7/29 at 100.00	B–	3,175,920
	Terminal E Project, Series 2021B-1, 4.000%, 7/15/41 (AMT)
500	Hutto, Williams County Texas, Special Assessment Revenue Bonds, Durango Farms Public	9/29 at 100.00	N/R	497,180
	Improvement Project Series 2021, 4.000%, 9/01/56, 144A (WI/DD, Settling 11/18/21)
500	Hutto, Williams County Texas, Special Assessment Revenue Bonds, Emory Crossing, Public	9/29 at 100.00	N/R	500,645
	Improvement Area 1 Project Series 2021, 4.000%, 9/01/56, 144A
2,985	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area	7/22 at 100.00	N/R (7)	3,140,130
	Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012,
	8.250%, 7/01/32 (Pre-refunded 7/01/22)
1,000	Justin, Denton County, Texas, Special Assessment Revenue Bonds, Timberbrook Public	9/31 at 100.00	N/R	1,012,130
	Improvement District 1 Improvement Area 2 Project, Series 2018, 4.000%, 9/01/51, 144A
1,000	Kaufman County Fresh Water Supply District 1-D, Texas, General Obligation Road Bonds,	9/26 at 100.00	N/R	953,680
	Series 2021, 3.000%, 9/01/46
500	Kaufman,Texas, Special Assessment Revenue Bonds, Kaufman Public Improvement District 1	9/31 at 100.00	N/R	501,600
	Phase 1A-1B Project, Series 2021, 4.000%, 9/15/50, 144A
4,000	Legato Community Authority, Commerce City, Colorado, Limited Tax Supported Revenue	6/26 at 100.67	N/R	3,324,240
	Bonds, District 1, 2, 3 & 7, Convertible Capital Appreciation Series 2021A-2, 5.000%, 12/01/51
1,000	Legato Community Authority, Commerce City, Colorado, Limited Tax Supported Revenue	6/26 at 103.00	N/R	986,580
	Bonds, District 1, 2, 3 & 7, Series 2021B, 8.250%, 12/15/51
1,435	Manor, Texas, Special Assessment Revenue Bonds, Manor Heights Public Improvement	9/31 at 100.00	N/R	1,447,771
	District Improvement Area 1-2 Project, Series 2021, 4.000%, 9/15/51, 144A
	Manor, Texas, Special Assessment Revenue Bonds, Manor Heights Public Improvement
	District Major Improvement Area Project, Series 2021:
900	4.125%, 9/15/41, 144A	9/31 at 100.00	N/R	885,555
1,500	4.375%, 9/15/51, 144A	9/31 at 100.00	N/R	1,463,265
1,170	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Sonoma Public Improvement	9/29 at 100.00	N/R	1,277,804
	District Improvement Area 2 Project, Series 2019, 4.250%, 9/15/39, 144A

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Mesquite, Texas, Special Assessment Bonds, Iron Horse Public Improvement District
	Project, Series 2019:
$ 300	5.750%, 9/15/39, 144A	9/29 at 100.00	N/R	$ 331,080
500	6.000%, 9/15/49, 144A	9/29 at 100.00	N/R	549,905
1,965	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro	1/26 at 102.00	N/R	50,442
	Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45 (AMT), 144A (4), (8)
1,125	Missouri City Management District 1, Fort Bend County, Texas, General Obligation Bonds,	9/27 at 100.00	N/R	1,087,785
	Road Series 2021, 3.000%, 9/01/46
6,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Senior Living Revenue	1/28 at 103.00	N/R	5,826,960
	Bonds, Sanctuary LTC LLC Project, Series 2021A-1, 5.500%, 1/01/57
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	N/R (7)	1,108,860
	Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, L.L.C.-Texas A&M University-
	Corpus Christi Project, Series, 5.000%, 4/01/44 (Pre-refunded 4/01/24)
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	N/R (7)	1,183,280
	Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M
	University – San Antonio Project,, 5.000%, 4/01/48 (Pre-refunded 4/01/26)
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue	4/24 at 100.00	N/R (7)	1,105,040
	Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project,
	Series 2014A, 5.000%, 4/01/44 (Pre-refunded 4/01/24)
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue
	Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series 2015A:
1,250	5.000%, 7/01/35	7/25 at 100.00	CCC	1,075,000
2,445	5.000%, 7/01/47	7/25 at 100.00	Caa1	2,102,700
250	Newark Higher Education Finance Corporation, Texas, Education Revenue Bonds, TLC	8/28 at 100.00	BB	261,015
	Academy, Series 2021A, 4.000%, 8/15/56
500	North Parkway Municipal Management District 1, Celina, Texas, Special Assessment Revenue	9/31 at 100.00	N/R	537,880
	Bonds, Major Improvements Project, Series 2021, 5.000%, 9/15/51, 144A
1,070	Oak Point, Denton County, Texas, Special Assessment Revenue Bonds, Oak Point Public	9/30 at 100.00	N/R	1,097,189
	Improvement District 2 Project, Series 2020, 4.000%, 9/01/50, 144A
2,000	Plano, Collin and Denton Counties, Texas, Special Assessment Revenue Bonds, Collin Creek	9/31 at 100.00	N/R	2,004,680
	East Public Improvement District Project, Series 2021, 4.375%, 9/15/51, 144A
1,000	Plano, Collin and Denton Counties, Texas, Special Assessment Revenue Bonds, Collin Creek	9/31 at 100.00	N/R	1,024,580
	West Public Improvement District Project, Series 2021, 4.000%, 9/15/51, 144A
440	Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility	1/22 at 103.00	N/R	453,169
	Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2020, 4.000%, 1/01/50 (AMT), 144A
4,000	Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility	7/23 at 103.00	N/R	3,802,080
	Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2021A, 3.000%, 1/01/50 (AMT), 144A
	Port Freeport, Brazoria County, Texas, Revenue Bonds, Senior Lien Series 2021:
1,500	4.000%, 6/01/46 (AMT)	6/31 at 100.00	A+	1,694,175
1,500	4.000%, 6/01/51 (AMT)	6/31 at 100.00	A+	1,686,270
205	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement	9/29 at 100.00	N/R	220,227
	District 2 Phase 1 Project, Series 2019, 4.750%, 9/01/49, 144A
185	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement	9/29 at 100.00	N/R	206,782
	District 2 Phase 2-6 Major Improvement Project, Series 2019, 5.500%, 9/01/39, 144A
2,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue	12/21 at 100.00	N/R	1,400,000
	Bonds, Eden Home Inc., Series 2012, 4.293%, 12/15/32 (4)
160	Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District	3/24 at 102.00	N/R	166,107
	North Improvement Area, Series 2016, 5.750%, 9/15/36
4,295	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,	9/27 at 100.00	Aaa	4,631,900
	Series 2018A, 4.250%, 9/01/48 (UB) (6)
755	Texas Public Finance Authority Charter School Finance Corporation, Charter School	11/21 at 100.00	B–	755,196
	Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 2,019	Texas State Affordable Housing Corporation Multifamily Housing Revenue Bonds, Peoples El	1/34 at 100.00	N/R	$ 2,189,972
	Shaddai Village and St. James Manor Apartments Project, Series 2016, 4.850%, 12/01/56, 144A
1,653	Viridian Municipal Management District, Texas, Assessment Revenue Bonds, Series 2017,	12/25 at 100.00	N/R	1,737,072
	4.250%, 12/01/44
84,382	Total Texas			83,440,387
	Utah – 0.4% (0.3% of Total Investments)
	Black Desert Public Infrastructure District, Limited Tax General Obligation Bonds,
	Series 2021A:
500	3.750%, 3/01/41, 144A	9/26 at 103.00	N/R	507,435
2,000	4.000%, 3/01/51, 144A	9/26 at 103.00	N/R	2,031,960
1,000	Black Desert Public Infrastructure District, Limited Tax General Obligation Bonds,	9/26 at 103.00	N/R	985,900
	Subordinate Series 2021B, 7.375%, 9/15/51, 144A
500	ROAM Public Infrastructure District 1, Utah, Limited Tax General Obligation Bonds,	9/26 at 103.00	N/R	488,325
	Series 2021A, 4.250%, 3/01/51, 144A
1,000	Utah Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High	1/25 at 102.00	N/R	1,028,910
	School Project, Series 2020A, 5.125%, 7/15/51, 144A
1,000	Utah Charter School Finance Authority, Charter School Revenue Bonds, Providence Hall	10/31 at 100.00	Aa2	1,151,230
	Projects, Refunding Series 2021A, 4.000%, 10/15/51
6,000	Total Utah			6,193,760
	Vermont – 0.3% (0.2% of Total Investments)
3,400	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of	6/26 at 100.00	A+	3,936,112
	Vermont Medical Center Project, Green Series 2016B, 5.000%, 12/01/46 (UB) (6)
	Virgin Islands – 0.7% (0.5% of Total Investments)
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding
	Series 2014C:
1,000	5.000%, 10/01/30	10/24 at 100.00	N/R	996,400
5,000	5.000%, 10/01/39	10/24 at 100.00	N/R	4,876,700
1,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo	11/21 at 100.00	Caa3	1,008,140
	Project, Series 2009A, 6.750%, 10/01/37
3,270	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Bond	No Opt. Call	N/R	3,284,164
	Anticipation Notes, Series 2020A, 7.500%, 7/01/22, 144A
10,270	Total Virgin Islands			10,165,404
	Virginia – 2.3% (1.5% of Total Investments)
762	Celebrate Virginia North Community Development Authority, Special Assessment Revenue	No Opt. Call	N/R	457,200
	Bonds, Series 2003B, 4.125%, 3/01/22 (4)
3,000	Farms of New Kent Community Development Authority, Virginia, Special Assessment Bonds,	3/31 at 100.00	N/R	3,201,990
	Refunding Series 2021A, 3.750%, 3/01/36, 144A
10,000	Industrial Development Authority of the City of Newport News, Virginia, Health System	7/27 at 100.00	N/R	11,435,100
	Revenue Bonds, Riverside Health System, Series 2017A, 5.000%, 7/01/46, 144A
1,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	11/21 at 100.00	B–	1,005,560
	Bonds, Series 2007B1, 5.000%, 6/01/47
7,000	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds,	7/34 at 100.00	N/R	7,536,340
	Provident Resource Group – Rixey Student Housing Project, Series 2019A, 5.500%, 7/01/54, 144A
7,535	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds,	No Opt. Call	N/R	8,016,470
	Provident Resource Group – Rixey Student Housing Project, Series 2019B, 6.525%, 7/01/52, 144A
	(cash 7.500%, PIK 7.500%)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
80	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB–	82,830
130	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB–	134,035
29,507	Total Virginia			31,869,525

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 2.1% (1.4% of Total Investments)
$ 1,000	King County Public Hospital District 4, Washington, Hospital Revenue Bonds, Snoqualmie	12/25 at 100.00	N/R	$ 1,104,630
	Valley Hospital, Series 2015A, 6.250%, 12/01/45
1,000	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing	11/21 at 100.00	N/R	1,001,110
	Revenue Bonds, Series 2007, 5.600%, 6/01/37 (AMT)
1,300	Port of Seattle Industrial Development Corporation, Washington, Special Facilities	4/23 at 100.00	BB	1,372,514
	Revenue Refunding Bonds, Delta Air Lines, Inc. Project, Series 2012, 5.000%, 4/01/30 (AMT)
2,500	Seattle Housing Authority, Washington, Revenue Bonds, Lam Bow Apartments Project, Series	6/31 at 100.00	AA	2,370,250
	2021, 2.500%, 6/01/54
195	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds,	11/21 at 100.00	N/R	195,796
	Series 2013, 5.750%, 4/01/43
3,065	Washington Economic Development Finance Authority, Environmental Facilities Revenue	1/28 at 100.00	N/R	2,298,750
	Bonds, Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32 (AMT), 144A (4)
545	Washington Economic Development Finance Authority, Environmental Facilities Revenue	1/28 at 100.00	N/R	408,750
	Bonds, Columbia Pulp I, LLC Project, Series 2018, 7.250%, 1/01/32 (AMT), 144A (4)
1,565	Washington Economic Development Finance Authority, Environmental Facilities Revenue	1/28 at 100.00	N/R	1,173,750
	Bonds, Columbia Pulp I, LLC Project, Series 2019A, 7.500%, 1/01/32 (AMT), 144A (4)
1,000	Washington Economic Development Finance Authority, Environmental Facilities Revenue	No Opt. Call	N/R	789,710
	Bonds, Columbia Pulp I, LLC Project, Senior Series 2021A, 12.000%, 1/01/33 (AMT), 144A (4)
255	Washington Economic Development Finance Authority, Environmental Facilities Revenue	No Opt. Call	N/R	192,525
	Bonds, Columbia Pulp I, LLC Project, Taxable Senior Series 2021B, 14.250%, 1/01/27, 144A (4)
7,330	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical	8/27 at 100.00	BBB–	7,932,526
	Center, Series 2017, 4.000%, 8/15/42 (UB)
8,525	Washington State Higher Education Facilities Authority Revenue Bonds, Gonzaga University	10/29 at 100.00	A+	8,835,054
	Project, Series 2019A, 3.000%, 4/01/49 (UB) (6)
1,000	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella	10/22 at 100.00	N/R (7)	1,057,180
	Project, Series 2012A, 6.750%, 10/01/47 (Pre-refunded 10/03/22), 144A
29,280	Total Washington			28,732,545
	West Virginia – 0.4% (0.3% of Total Investments)
1,335	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial	12/23 at 100.00	N/R	1,358,122
	Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44
1,125	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds,	6/27 at 100.00	N/R	1,280,374
	University Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2017A, 5.750%, 6/01/43, 144A
1,000	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds,	6/31 at 100.00	N/R	1,101,800
	University Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2021A, 4.125%, 6/01/43, 144A
1,000	West Virginia Economic Development Authority, Dock and Wharf Facilities Revenue Bonds,	12/27 at 103.00	N/R	1,022,540
	Empire Trimodal Terminal, LLC Project, Series 2020, 7.625%, 12/01/40, 144A
1,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue	1/25 at 100.00	B	1,052,540
	Bonds, Arch Resources Project, Series 2021, 4.125%, 7/01/45 (AMT) (Mandatory Put 7/01/25)
5,460	Total West Virginia			5,815,376
	Wisconsin – 6.2% (4.1% of Total Investments)
2,000	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, General Revenue	12/27 at 100.00	N/R	2,049,800
	Bonds, Refunding Series 2017, 6.750%, 6/01/32
150	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Founders Academy of	7/28 at 100.00	BB–	164,009
	Las Vegas, Series 2020A, 5.000%, 7/01/55, 144A
1,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, High Desert	6/29 at 100.00	N/R	1,078,360
	Montessori Charter School, Series 2021A, 5.000%, 6/01/51, 144A
4,985	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina	6/26 at 100.00	N/R	5,112,716
	Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/46, 144A
500	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Point College	6/27 at 103.00	N/R	524,595
	Preparatory, Series 2020A, 5.000%, 6/15/55, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, First Tier Series 2018A-1:
$ 13	0.000%, 1/01/47, 144A (4)	No Opt. Call	N/R	$ 388
11	0.000%, 1/01/48, 144A (4)	No Opt. Call	N/R	333
11	0.000%, 1/01/49, 144A (4)	No Opt. Call	N/R	320
10	0.000%, 1/01/50, 144A (4)	No Opt. Call	N/R	297
10	0.000%, 1/01/51, 144A (4)	No Opt. Call	N/R	287
13	0.000%, 1/01/52, 144A (4)	No Opt. Call	N/R	358
13	0.000%, 1/01/53, 144A (4)	No Opt. Call	N/R	346
13	0.000%, 1/01/54, 144A (4)	No Opt. Call	N/R	325
12	0.000%, 1/01/55, 144A (4)	No Opt. Call	N/R	311
12	0.000%, 1/01/56, 144A (4)	No Opt. Call	N/R	299
632	0.000%, 7/01/56, 144A (4)	3/28 at 100.00	N/R	477,142
14	0.000%, 1/01/57, 144A (4)	No Opt. Call	N/R	322
13	0.000%, 1/01/58, 144A (4)	No Opt. Call	N/R	306
13	0.000%, 1/01/59, 144A (4)	No Opt. Call	N/R	292
13	0.000%, 1/01/60, 144A (4)	No Opt. Call	N/R	277
12	0.000%, 1/01/61, 144A (4)	No Opt. Call	N/R	265
12	0.000%, 1/01/62, 144A (4)	No Opt. Call	N/R	251
12	0.000%, 1/01/63, 144A (4)	No Opt. Call	N/R	240
12	0.000%, 1/01/64, 144A (4)	No Opt. Call	N/R	231
11	0.000%, 1/01/65, 144A (4)	No Opt. Call	N/R	219
12	0.000%, 1/01/66, 144A (4)	No Opt. Call	N/R	225
148	0.000%, 1/01/67, 144A (4)	No Opt. Call	N/R	2,521
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
24	0.000%, 1/01/46, 144A (4)	No Opt. Call	N/R	774
24	0.000%, 1/01/47, 144A (4)	No Opt. Call	N/R	732
24	0.000%, 1/01/48, 144A (4)	No Opt. Call	N/R	714
23	0.000%, 1/01/49, 144A (4)	No Opt. Call	N/R	692
23	0.000%, 1/01/50, 144A (4)	No Opt. Call	N/R	655
25	0.000%, 1/01/51, 144A (4)	No Opt. Call	N/R	704
652	0.000%, 7/01/51, 144A (4)	3/28 at 100.00	N/R	434,237
25	0.000%, 1/01/52, 144A (4)	No Opt. Call	N/R	671
25	0.000%, 1/01/53, 144A (4)	No Opt. Call	N/R	649
25	0.000%, 1/01/54, 144A (4)	No Opt. Call	N/R	626
24	0.000%, 1/01/55, 144A (4)	No Opt. Call	N/R	603
24	0.000%, 1/01/56, 144A (4)	No Opt. Call	N/R	584
24	0.000%, 1/01/57, 144A (4)	No Opt. Call	N/R	564
23	0.000%, 1/01/58, 144A (4)	No Opt. Call	N/R	542
23	0.000%, 1/01/59, 144A (4)	No Opt. Call	N/R	528
23	0.000%, 1/01/60, 144A (4)	No Opt. Call	N/R	507
23	0.000%, 1/01/61, 144A (4)	No Opt. Call	N/R	485
23	0.000%, 1/01/62, 144A (4)	No Opt. Call	N/R	470
22	0.000%, 1/01/63, 144A (4)	No Opt. Call	N/R	453
22	0.000%, 1/01/64, 144A (4)	No Opt. Call	N/R	441
22	0.000%, 1/01/65, 144A (4)	No Opt. Call	N/R	423
22	0.000%, 1/01/66, 144A (4)	No Opt. Call	N/R	396
281	0.000%, 1/01/67, 144A (4)	No Opt. Call	N/R	4,799
4,700	Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public	3/27 at 100.00	N/R	5,340,328
	Improvement District Project, Series 2017, 7.000%, 3/01/47, 144A
1,500	Public Finance Authority of Wisconsin, Education Revenue Bonds, Pioneer Springs	6/27 at 100.00	N/R	1,576,530
	Community School, Series 2020A, 6.250%, 6/15/40, 144A
1,000	Public Finance Authority of Wisconsin, Education Revenue Bonds, The Capitol Encore	6/28 at 100.00	N/R	1,035,650
	Academy, Series 2021A, 5.000%, 6/01/56, 144A
2,000	Public Finance Authority of Wisconsin, Educational Facilities Revenue Bonds, Lake Erie	10/29 at 100.00	N/R	2,093,160
	College, Series 2019A, 5.875%, 10/01/54, 144A
830	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood	12/22 at 100.00	N/R (7)	883,070
	Classical Preparatory School in Albuquerque, New Mexico, Series 2012A, 6.250%, 12/01/42
	(Pre-refunded 12/01/22)

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 1,550	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, LEAD Academy	8/28 at 100.00	N/R	$ 1,599,104
	Project, Series 2021, 5.000%, 8/01/51, 144A
335	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum	8/26 at 100.00	N/R	340,638
	Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)
1,275	Public Finance Authority of Wisconsin, Hospital Revenue Bonds, Carson Valley Medical	12/31 at 100.00	BB+	1,466,467
	Center, Series 2021A, 4.000%, 12/01/41
	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American
	Dream @ Meadowlands Project, Series 2017A:
1,665	6.250%, 8/01/27, 144A	No Opt. Call	N/R	1,778,819
1,000	6.750%, 8/01/31, 144A	No Opt. Call	N/R	1,064,490
	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American
	Dream @ Meadowlands Project, Series 2017:
2,000	6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	2,180,360
17,335	7.000%, 12/01/50, 144A	12/27 at 100.00	N/R	19,027,936
400	Public Finance Authority of Wisconsin, Retirement Facility Revenue Bonds, Shalom Park	No Opt. Call	N/R	279,388
	Development Project, Series 2019, 0.000%, 12/31/24, 144A
3,500	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series	9/28 at 100.00	N/R	3,160,745
	2018A, 6.500%, 9/01/48
500	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center,	10/27 at 100.00	N/R	505,175
	Senior Series 2017A, 7.000%, 10/01/47, 144A
	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center,
	Senior Series 2018A:
2,415	6.950%, 7/01/38, 144A	7/28 at 100.00	N/R	2,329,437
4,585	7.000%, 7/01/48, 144A	7/28 at 100.00	N/R	4,386,011
1,060	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health	4/25 at 100.00	BB	1,194,493
	Sciences, Series 2015, 5.875%, 4/01/45
1,000	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Continuing Care	6/25 at 104.00	N/R	1,105,410
	Retirement Community, Series 2020, 6.000%, 6/01/53, 144A
1,000	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Retirement Community of	6/22 at 104.00	N/R	1,054,100
	Cary North Carolina, Series 2016, 6.000%, 6/01/49, 144A
	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Retirement Community,
	Series 2023A:
1,000	5.000%, 6/01/37 (WI/DD, Settling 3/03/23)	6/28 at 103.00	N/R	1,051,630
4,000	5.000%, 6/01/52 (WI/DD, Settling 3/03/23)	6/28 at 103.00	N/R	4,067,240
	Public Finance Authority of Wisconsin, Revenue Bonds, Sky Harbour LLC Obligated Group
	Aviation Facilities Project, Series 2021:
1,200	4.000%, 7/01/41 (AMT)	7/31 at 100.00	N/R	1,233,852
2,485	4.250%, 7/01/54 (AMT)	7/31 at 100.00	N/R	2,560,047
1,000	Public Finance Authority of Wisconsin, Revenue Bonds, Wonderful Foundations Charter	1/31 at 100.00	N/R	1,098,570
	School WFCS Portfolio Projects, Senior Series 2021A-1, 5.000%, 1/01/56, 144A
2,500	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Fargo-Moorhead Metropolitan	9/31 at 100.00	Baa3	2,701,750
	Area Flood Risk Management P3 Project, Green Series 2021, 4.000%, 3/31/56 (AMT)
	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment
	Center, Series 2018A-1:
1,000	6.125%, 1/01/33, 144A	1/28 at 100.00	N/R	820,610
2,000	6.250%, 1/01/38, 144A	1/28 at 100.00	N/R	1,578,660
3,500	6.375%, 1/01/48, 144A	1/28 at 100.00	N/R	2,664,865
91	Public Finance Authority, Wisconsin, Revenue Bonds, Minnesota College of Osteopathic	12/28 at 100.00	N/R	45,647
	Medicine, Senior Series 2019A-1, 0.000%, 12/01/48, 144A (4)
1,000	Saint Croix Chippewa Indians of Wisconsin, Revenue Bonds, Refunding Senior Series 2021,	9/28 at 100.00	N/R	966,900
	5.000%, 9/30/41, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Ascension Health Alliance Senior Credit Group, Series 2016A:
$ 1,400	4.000%, 11/15/46 (Pre-refunded 5/15/26) (UB) (6)	5/26 at 100.00	N/R (7)	$ 1,603,910
3,600	4.000%, 11/15/46 (UB)	5/26 at 100.00	AA+	4,024,440
85,509	Total Wisconsin			86,685,716
$ 2,340,621	Total Municipal Bonds (cost $1,955,327,072)			2,061,918,864

Shares	Description (1)	Value
	COMMON STOCKS – 2.9% (1.9% of Total Investments)
	Airlines – 0.3% (0.2% of Total Investments)
227,514	American Airlines Group Inc (9), (10)	4,368,269
	Electric Utilities – 2.6% (1.7% of Total Investments)
750,823	Energy Harbor Corp (10), (11), (12)	35,945,651
	Total Common Stocks (cost $27,440,408)	40,313,920

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.8% (0.6% of Total Investments)
	Consumer Discretionary – 0.4% (0.3% of Total Investments)
$ 15,000	Mashantucket Western Pequot Tribe, Corporate High Yield Bond
	(cash 6.350%, PIK 1.000%) (4)	7.350%	7/01/26	N/R	$ 6,600,000
54	Lombard Starwood Westin Hotel Conference Center and Hotel Project Revenue Bonds
	(cash 7.500%, PIK 7.500%)	7.500%	12/31/23	N/R	53,599
15,054	Total Consumer Discretionary				6,653,599
	Materials – 0.4% (0.3% of Total Investments)
5,000	United States Steel Corp	6.650%	6/01/37	B3	5,300,000
	Real Estate – 0.0% (0.0% of Total Investments)
300	Zilkha Biomass Selma LLC (4), (8)	5.000%	8/01/28	N/R	128,070
3,170	Zilkha Biomass Selma LLC (4), (8)	10.000%	8/01/38	N/R	32
3,470	Total Real Estate				128,102
$ 23,524	Total Corporate Bonds (cost $11,370,906)				12,081,701
	Total Long-Term Investments (cost $1,994,138,386)				2,114,314,485
	Floating Rate Obligations – (32.5)%				(457,043,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (18.3)% (13)				(256,570,271)
	Other Assets Less Liabilities – 0.3%				4,050,448
	Net Assets Applicable to Common Shares – 100%			$ 1,404,751,662

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2021

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.
(9)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(10)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(11)	Common Stock received as part of the bankruptcy settlements during February 2020 Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/20, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(12)	For fair value measurement disclosure purposes, investment classified as Level 2.
(13)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 12.1%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 154.9% (99.9% of Total Investments)
	MUNICIPAL BONDS – 149.7% (96.6% of Total Investments)
	Alabama – 6.9% (4.4% of Total Investments)
$ 500	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds,	No Opt. Call	B3	$ 630,645
	United States Steel Corporation Project, Green Series 2020, 6.375%, 11/01/50 (AMT)
	(Mandatory Put 11/01/30)
43,450	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds,	10/29 at 100.00	B3	51,395,701
	United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49 (AMT)
	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone
	Bonds, Hunt Refining Project, Refunding Series 2019A:
465	4.500%, 5/01/32, 144A	5/29 at 100.00	N/R	497,108
3,500	5.250%, 5/01/44, 144A	5/29 at 100.00	N/R	4,030,250
47,915	Total Alabama			56,553,704
	Arizona – 4.3% (2.8% of Total Investments)
4,000	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/24 at 101.00	N/R	4,193,880
	Leman Academy of Excellence ? East Tucson & Central Tucson Projects, Series 2019A, 5.000%,
	7/01/49, 144A
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of
	Math & Science Projects, Series 2019:
1,860	5.000%, 7/01/49, 144A	7/29 at 100.00	BB	2,111,565
1,500	5.000%, 7/01/54, 144A	7/29 at 100.00	BB	1,696,290
340	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest	7/28 at 100.00	BB+	363,905
	Academy-Cadence Campus Project, Series 2020A, 4.000%, 7/15/40, 144A
1,000	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	1/30 at 100.00	N/R	1,055,170
	Gateway Academy Project, Series 2019A, 5.750%, 1/01/50, 144A
	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,
	Legacy Traditional Schools Projects, Taxable Series 2019B:
2,000	5.000%, 7/01/39, 144A	7/29 at 100.00	Ba2	2,330,000
5,355	5.000%, 7/01/49, 144A	7/29 at 100.00	Ba2	6,118,623
1,525	5.000%, 7/01/54, 144A	7/29 at 100.00	Ba2	1,736,853
315	Maricopa County Industrial Development Authority, Arizona, Educational Facilities	10/27 at 103.00	N/R	349,647
	Revenue Bonds, Ottawa University Projects, Series 2020, 5.500%, 10/01/51, 144A
600	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	BB	665,064
	Basis Schools, Inc. Projects, Series 2016A, 5.000%, 7/01/35, 144A
280	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	9/30 at 100.00	Ba2	308,300
	Northwest Christian School Project, Series 2020A, 5.000%, 9/01/55, 144A
2,700	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities	2/24 at 100.00	B+	2,784,105
	Foundation, Inc. Project, Series 2014, 5.375%, 2/01/41
3,540	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	6/22 at 100.00	N/R	3,572,533
	American Leadership Academy Project, Series 2017, 5.000%, 6/15/52, 144A
500	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	6/25 at 100.00	N/R	523,880
	American Leadership Academy Project, Series 2019, 5.000%, 6/15/52, 144A
1,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 103.00	N/R	1,124,290
	Edkey Charter Schools Project, Series 2019, 5.875%, 7/01/51, 144A
50	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	N/R	52,956
	Imagine East Mesa Charter Schools Project, Series 2019, 5.000%, 7/01/49, 144A
380	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	6/28 at 100.00	N/R	397,244
	Synergy Public Charter School Project, Series 2020, 5.250%, 6/15/50, 144A
1,000	Sierra Vista Industrial Development Authority, 5.375%, 10/01/56	10/29 at 103.00	N/R	816,040

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU
	Project, Series 2017A:
$ 2,205	6.000%, 10/01/37, 144A	10/27 at 100.00	N/R	$ 2,426,580
2,350	6.125%, 10/01/52, 144A	10/27 at 100.00	N/R	2,560,231
32,500	Total Arizona			35,187,156
	Arkansas – 3.6% (2.3% of Total Investments)
27,050	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	B	29,474,762
	Steel Project, Series 2019, 4.500%, 9/01/49 (AMT), 144A
	California – 7.3% (4.7% of Total Investments)
2,500	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	2,766,400
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
1,555	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 26.72	N/R	296,974
	Los Angeles County Securitization Corporation, Series 2020B-2, 0.010%, 6/01/55
1,530	California Enterprise Development Authority, Charter School Revenue Bonds, Norton	7/27 at 102.00	N/R	1,636,136
	Science and Language Academy Project, Series 2020, 6.250%, 7/01/58, 144A
4,000	California Municipal Finance Authority, Revenue Bonds, Simpson University, Series 2020A,	10/27 at 103.00	N/R	4,483,000
	6.000%, 10/01/50
2,500	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	B+	2,818,200
	Inc. Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)
1,385	California Public Finance Authority, Charter School Lease Revenue Bonds, California	7/28 at 100.00	N/R	1,462,823
	Crosspoint Academy Project, Series 2020A, 5.125%, 7/01/55, 144A
320	California Public Finance Authority, Senior Living Revenue Bonds, Enso Village,	11/29 at 102.00	N/R	362,797
	Refunding Green Series 2021A, 5.000%, 11/15/51, 144A
	California School Finance Authority, California, Charter School Revenue Bonds, Encore
	Education Obligated Group, Series 2016A:
4,020	5.000%, 6/01/42, 144A	6/26 at 100.00	N/R	3,923,922
4,380	5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	4,150,269
	California School Finance Authority, Charter School Revenue Bonds, Arts in Action
	Charter Schools – Obligated Group, Series 2020A:
1,410	5.000%, 6/01/50, 144A	6/27 at 100.00	N/R	1,537,224
700	5.000%, 6/01/59, 144A	6/27 at 100.00	N/R	759,808
1,000	California School Finance Authority, Charter School Revenue Bonds, Scholarship Prep	6/28 at 100.00	N/R	1,016,770
	Public Schools ? Obligated Group, Series 2020A, 5.000%, 6/01/60, 144A
2,065	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB–	2,335,949
	Linda University Medical Center, Series 2014A, 5.500%, 12/01/54
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
1,480	5.000%, 12/01/41, 144A	6/26 at 100.00	BB–	1,688,680
10,090	5.250%, 12/01/56, 144A	6/26 at 100.00	BB–	11,545,987
1,095	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB–	1,329,297
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
576	5.750%, 7/01/24 (4), (5)	11/21 at 100.00	N/R	504,158
8	5.750%, 7/01/30 (4), (5)	11/21 at 100.00	N/R	6,382
276	5.750%, 7/01/35 (4), (5)	11/21 at 100.00	N/R	241,709
452	California Statewide Community Development Authority, Revenue Bonds, Daughters of	11/21 at 100.00	N/R	395,669
	Charity Health System, Series 2005G, 5.500%, 7/01/22 (4), (5)
206	California Statewide Community Development Authority, Revenue Bonds, Daughters of	11/21 at 100.00	N/R	180,284
	Charity Health System, Series 2005H, 5.750%, 7/01/25 (4), (5)
25,000	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	11/21 at 22.08	N/R	5,509,750
	Tobacco Securitization Program, Series 2006A, 0.000%, 6/01/46

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Senior Lien Series 2021A:
$ 5,000	4.000%, 1/15/46	1/31 at 100.00	Baa2	$ 5,690,650
5,000	4.000%, 1/15/46 (UB)	1/31 at 100.00	Baa2	5,690,650
76,548	Total California			60,333,488
	Colorado – 8.7% (5.6% of Total Investments)
1,000	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General	6/24 at 103.00	N/R	1,070,040
	Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.000%, 12/01/49
1,000	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General	6/24 at 79.97	N/R	671,710
	Obligation Limited Tax Bonds, Subordinate Convertible to Senior Capital Appreciation Series
	2019B, 7.500%, 12/01/49
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds	10/27 at 100.00	N/R	524,855
	World Compass Academy Project, Series 2017, 5.375%, 10/01/37
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,
	Loveland Classical Schools Project, Series 2016:
525	3.750%, 7/01/26, 144A	No Opt. Call	BB	545,932
500	5.000%, 7/01/36, 144A	7/26 at 100.00	BB	547,530
10,170	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Rocky Mountain	10/27 at 100.00	Ba1	11,074,520
	Classical Academy Project, Refunding Series 2019, 5.000%, 10/01/59, 144A
12,485	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	13,041,332
	Series 2019A-2, 3.250%, 8/01/49
1,000	Copper Ridge Metropolitan District, Colorado Springs, Colorado, Tax Increment and Sales	12/24 at 103.00	N/R	1,067,930
	Tax Supported Revenue Bonds, Series 2019, 5.000%, 12/01/39
14,000	Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation	3/25 at 93.28	N/R	11,163,180
	Bonds, Convertible Capital Appreciation Series 2020A-2, 0.000%, 12/01/49 (6)
5,500	Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation	3/25 at 103.00	N/R	5,950,230
	Bonds, Series 2020A-1, 5.000%, 12/01/49
1,075	Indy Oak Tod Metropolitan District, Lakewood, Jefferson County, Colorado, Limited Tax	6/25 at 103.00	N/R	1,178,662
	General Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.500%, 12/01/50, 144A
500	Iron Mountain Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax	12/24 at 103.00	N/R	531,145
	General Obligation Bonds, Refunding & Improvement Series 2019A, 5.000%, 12/01/49
500	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds,	12/25 at 100.00	N/R	524,295
	Refunding Series 2016, 4.000%, 12/01/26
1,000	North Range Metropolitan District 3, Adams County, Colorado, Limited Tax General	12/25 at 103.00	N/R	1,098,070
	Obligation Bonds, Series 2020A-3, 5.250%, 12/01/50
515	North Vista Highlands Metropolitan District 3, Pueblo County, Colorado, Limited Tax	3/25 at 103.00	N/R	554,150
	General Obligation Bonds, Series 2020, 5.125%, 12/01/49
	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds,
	Series 2019:
5,000	5.000%, 12/01/39	12/24 at 103.00	N/R	5,439,750
5,000	5.000%, 12/01/49	12/24 at 103.00	N/R	5,397,900
1,000	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation	12/24 at 103.00	N/R	1,031,030
	Limited Tax Bonds, Subordinate Series 2019, 7.250%, 12/15/49
705	Penrith Park Metropolitan District, Adams County, Colorado, General Obligation Limited	12/24 at 103.00	N/R	754,653
	Tax Bonds, Series 2019A, 5.000%, 12/01/49
1,200	Sky Ranch Community Authority Board, Arapahoe County, Colorado, Limited Tax Supported	12/24 at 102.00	N/R	1,312,500
	District 1 Revenue Bonds, Senior Series 2019A, 5.000%, 12/01/49
880	Sky Ranch Community Authority Board, Arapahoe County, Colorado, Limited Tax Supported	12/24 at 102.00	N/R	992,834
	District 1 Revenue Bonds, Subordinate Series 2019B, 7.625%, 12/15/49
500	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General	12/24 at 103.00	N/R	540,715
	Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A, 5.000%, 12/01/49
760	Talon Pointe Metropolitan District, Adams County, Colorado, Limited Tax General Obligation	12/25 at 103.00	N/R	827,967
	Bonds, Convertible to Unlimited Tax Refunding & Improvement Series 2019A, 5.250%, 12/01/51

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Thompson Crossing Metropolitan District 4, Johnstown, Larimer County, Colorado, General
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2019:
$ 1,400	5.000%, 12/01/39	9/24 at 103.00	N/R	$ 1,515,178
2,125	5.000%, 12/01/49	9/24 at 103.00	N/R	2,274,451
1,000	Ward TOD Metropolitan District 1, Wheat Ridge, Jefferson County, Colorado, Limited Tax	12/24 at 103.00	N/R	1,069,760
	General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49
1,000	Willow Bend Metropolitan District, City of Thornton, Adams County, Colorado, Limited Tax	9/24 at 103.00	N/R	1,070,050
	General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49
70,840	Total Colorado			71,770,369
	Connecticut – 0.2% (0.2% of Total Investments)
12,252	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate	No Opt. Call	N/R	1,837,869
	Series 2013A, 0.070%, 7/01/31 (cash 4.000%, PIK 2.050%) (5)
	District of Columbia – 2.6% (1.7% of Total Investments)
87,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	11/21 at 22.08	N/R	19,120,860
	Bonds, Series 2006A, 0.000%, 6/15/46
2,000	District of Columbia, Revenue Bonds, Saint Paul on Fouth Street, Inc., Series 2019A,	5/30 at 100.00	N/R	2,010,880
	5.250%, 5/15/55, 144A
89,000	Total District of Columbia			21,131,740
	Florida – 18.4% (11.9% of Total Investments)
	Academical Village Community Development District, Davie, Florida, Special Assessment
	Revenue Bonds, Series 2020:
2,000	3.625%, 5/01/40	5/30 at 100.00	N/R	2,072,200
1,000	4.000%, 5/01/51	5/30 at 100.00	N/R	1,042,960
	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care
	Inc. Project, Series 2015:
4,370	5.875%, 7/01/40, 144A	7/25 at 100.00	N/R	4,641,814
2,500	6.000%, 7/01/45, 144A	7/25 at 100.00	N/R	2,655,525
	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin
	Academy Projects, Series 2020:
140	5.000%, 12/15/35, 144A	7/26 at 100.00	N/R	151,742
100	5.000%, 12/15/50, 144A	7/26 at 100.00	N/R	106,581
100	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Imagine School at	12/30 at 100.00	Ba1	115,591
	Land O’Lakes Project, Series 2020A, 5.000%, 12/15/49, 144A
1,950	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Pineapple Cove	1/29 at 100.00	N/R	2,179,261
	Classical Academy, Series 2019A, 5.125%, 7/01/39, 144A
1,000	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center,	6/28 at 100.00	N/R	547,510
	Orlando Project, Series 2018, 7.500%, 6/01/48, 144A (4), (5)
1,000	Capital Trust Agency, Florida, Revenue Bonds, Tuscan Gardens Senior Living Community	4/22 at 103.00	N/R	549,390
	Project, Series 2015A, 7.000%, 4/01/49 (5)
	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior
	Housing, Inc. Project, Series 2017:
1,490	5.625%, 8/01/37, 144A	8/24 at 103.00	N/R	1,376,298
3,735	5.875%, 8/01/52, 144A	8/24 at 103.00	N/R	3,308,874
170	Cypress Preserve Community Development District, Pasco County, Florida, Special	11/29 at 100.00	N/R	177,371
	Assessment Bonds, Assessment Area 2, Series 2019, 4.125%, 11/01/50
	Epperson North Community Development District, Florida, Capital Improvement Revenue
	Bonds, Assessment Area 1, Series 2018A-1:
1,000	5.500%, 11/01/39, 144A	11/29 at 100.00	N/R	1,153,530
1,000	5.750%, 11/01/49, 144A	11/29 at 100.00	N/R	1,154,360
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami
	Arts Charter School Projects, Series 2014:
165	5.000%, 6/15/24, 144A	No Opt. Call	N/R	163,357
2,500	5.875%, 6/15/34, 144A	6/24 at 100.00	N/R	2,416,650
5,795	6.000%, 6/15/44, 144A	6/24 at 100.00	N/R	5,414,674

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin
	Academies of Pasco County Inc., Series 2020A:
$ 2,435	5.000%, 1/01/40, 144A	1/27 at 100.00	N/R	$ 2,631,139
500	5.000%, 1/01/50, 144A	1/27 at 100.00	N/R	535,370
3,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance	6/23 at 100.00	N/R (14)	3,387,420
	Charter School, Inc. Projects, Series 2013A, 8.500%, 6/15/44 (Pre-refunded 6/15/23)
1,575	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest	6/27 at 100.00	N/R	1,696,716
	Charter Foundation Inc Projects, Series 2017A, 6.000%, 6/15/37, 144A
18,000	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue	1/24 at 107.00	N/R	19,439,640
	Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49 (AMT), 144A
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
7,535	6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A	11/21 at 103.00	N/R	7,640,415
3,200	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	11/21 at 104.00	N/R	3,248,480
40,225	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	11/21 at 104.00	N/R	40,769,244
3,000	Florida Development Finance Corporation, Senior Living Revenue Bonds, Glenridge on	6/28 at 103.00	N/R	3,393,000
	Palmer Ranch Project, Refunding Series 2021, 5.000%, 6/01/51
7,000	Florida Development Finance Corporation, Student Housing Revenue Bonds, Midtown Campus	12/23 at 105.00	N/R	6,860,000
	Properties LLC Project, Series 2019, 6.875%, 12/01/38, 144A (5)
	Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue
	Bonds, JetBlue Airways Corporation, Series 2013:
2,500	5.000%, 11/15/26 (AMT)	5/23 at 100.00	N/R	2,625,500
1,740	5.000%, 11/15/36 (AMT)	5/23 at 100.00	N/R	1,818,822
1,380	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee	11/21 at 100.00	BB–	1,382,539
	County Community Charter Schools, Series 2007A, 5.250%, 6/15/27
	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue
	Bonds, Preserve Project, Series 2017A:
1,000	5.375%, 12/01/32, 144A	12/22 at 105.00	N/R	1,041,200
1,100	5.625%, 12/01/37, 144A	12/22 at 105.00	N/R	1,143,197
1,300	5.750%, 12/01/52, 144A	12/22 at 105.00	N/R	1,334,775
690	LT Ranch Community Development District, Sarasota County, Florida, Capital Improvement	5/30 at 100.00	N/R	728,868
	Revenue Bonds, Series 2019, 4.000%, 5/01/40
	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami
	Jewish Health System Inc. Project, Series 2017:
1,260	5.000%, 7/01/26	No Opt. Call	BB+	1,282,970
1,000	5.000%, 7/01/27	No Opt. Call	BB+	1,020,030
1,410	Miami World Center Community Development District, Miami-Dade County, Florida, Special	11/27 at 100.00	N/R	1,612,265
	Assessment Bonds, Series 2017, 5.125%, 11/01/39
4,935	North Springs Improvement District, Browaard County, Florida, Special Assessment Bonds,	5/28 at 100.00	N/R	5,495,715
	Area C, Series 2017, 5.000%, 5/01/38
500	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &	10/29 at 40.38	BBB–	159,695
	Improvement Capital Appreciation Series 2019A-2, 0.000%, 10/01/54
100	Parker Road Community Development District, Florida, Capital Improvement Revenue Bonds,	5/30 at 100.00	N/R	104,643
	Refunding Series 2020, 3.875%, 5/01/40
125	Portico Community Development District, Lee County, Florida, Special Assessment,	5/30 at 100.00	N/R	128,219
	Refunding Improvement Series 2020-1, 3.500%, 5/01/37
	Seminole County Industrial Development Authority, Florida, Retirement Facility Revenue
	Bonds, Legacy Pointe At UCF Project, Series 2019A:
3,970	5.500%, 11/15/49	11/26 at 103.00	N/R	4,363,586
2,440	5.750%, 11/15/54	11/26 at 103.00	N/R	2,709,571
2,550	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds,	5/29 at 100.00	N/R	2,740,255
	Series 2019A-1, 4.750%, 5/01/50
80	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds,	No Opt. Call	N/R	85,273
	Series 2019A-2, 4.750%, 5/01/29

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,720	Twin Creeks North Community Development District, Florida, Special Assessment Bonds,	11/31 at 100.00	N/R	$ 1,981,818
	Master Infrastructure Improvements, Series 2016A-1, 6.375%, 11/01/47
500	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of	No Opt. Call	N/R	519,955
	Development 1, Series 2017, 4.000%, 5/01/27
900	Westside Community Development District, Florida, Special Assessment Revenue Bonds,	5/29 at 100.00	N/R	961,911
	Refunding Series 2019, 4.125%, 5/01/38, 144A
147,685	Total Florida			152,069,919
	Georgia – 2.5% (1.6% of Total Investments)
	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds,
	Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
1,250	6.500%, 1/01/29	1/28 at 100.00	N/R	938,038
7,030	6.750%, 1/01/35	1/28 at 100.00	N/R	5,200,653
18,430	7.000%, 1/01/40	1/28 at 100.00	N/R	13,409,668
441	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association,	No Opt. Call	Baa2	488,077
	Series 1998A, 4.750%, 6/01/28 – NPFG Insured
850	White County Development Authority, Georgia, Revenue Bonds Truett McConnell University,	10/26 at 103.00	N/R	896,002
	Series 2019, 5.125%, 10/01/39
28,001	Total Georgia			20,932,438
	Guam – 0.5% (0.4% of Total Investments)
3,860	Guam Government, General Obligation Bonds, Series 2019, 5.000%, 11/15/31 (AMT)	5/29 at 100.00	BB–	4,438,267
	Hawaii – 0.6% (0.4% of Total Investments)
1,150	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Chaminade	1/25 at 100.00	Ba3	1,190,629
	University of Honolulu, Series 2015A, 5.000%, 1/01/45, 144A
4,090	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental	11/21 at 100.00	B+	4,104,356
	Airlines Inc., Series 1997, 5.625%, 11/15/27 (AMT)
5,240	Total Hawaii			5,294,985
	Illinois – 16.3% (10.5% of Total Investments)
	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
7,075	5.250%, 1/01/35	11/21 at 100.00	Ba1	7,128,911
2,500	5.000%, 1/01/40	11/21 at 100.00	Ba1	2,519,050
2,800	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	BBB–	3,169,852
5,000	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.500%, 1/01/49	1/29 at 100.00	BBB–	6,006,450
3,965	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F,	1/25 at 100.00	Ba1	4,424,028
	5.500%, 1/01/42
335	Evergreen Park, Cook County, Illinois, Sales Tax Revenue Bonds, Evergreen Plaza	12/29 at 100.00	N/R	338,333
	Development Project, Senior Lien Series 2019A, 4.375%, 12/01/36, 144A
10,850	Illinois Finance Authority, Revenue Bonds, Admiral at the Lake Project, Refunding Series	5/24 at 103.00	N/R	11,293,114
	2017, 5.250%, 5/15/54
5,000	Illinois Finance Authority, Student Housing Revenue Bonds, CHF-Collegiate Housing	7/25 at 100.00	B–	4,475,050
	Foundation – Cook LLC Northeastern Illinois University Project, Series 2015A, 5.000%, 7/01/47
1,000	Illinois State, General Obligation Bonds, June Series 2016, 4.000%, 6/01/34	6/26 at 100.00	BBB–	1,093,070
4,840	Illinois State, General Obligation Bonds, May Series 2018A, 5.000%, 5/01/32	5/28 at 100.00	BBB–	5,749,581
890	Illinois State, General Obligation Bonds, May Series 2020, 5.500%, 5/01/39	5/30 at 100.00	BBB–	1,104,908
	Illinois State, General Obligation Bonds, November Series 2017D:
4,600	5.000%, 11/01/28	11/27 at 100.00	BBB–	5,486,926
10,000	5.000%, 11/01/28 (UB) (7)	11/27 at 100.00	BBB–	11,928,100
	Illinois State, General Obligation Bonds, November Series 2019C:
15,000	4.000%, 11/01/43	11/29 at 100.00	BBB–	16,560,450
4,000	4.000%, 11/01/44	11/29 at 100.00	BBB–	4,407,120
3,700	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BB+	3,807,670
	Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Refunding Series 2012B:
$ 3,135	0.010%, 12/15/50	No Opt. Call	BB+	$ 1,286,855
2,500	0.000%, 12/15/51	No Opt. Call	BB+	989,250
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Refunding Series 2020A:
6,025	4.000%, 6/15/50	12/29 at 100.00	BB+	6,653,769
7,935	5.000%, 6/15/50	12/29 at 100.00	BB+	9,377,900
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Series 2017A:
22,000	0.000%, 12/15/56 – BAM Insured	No Opt. Call	AA	7,833,980
22,500	0.010%, 12/15/56 – AGM Insured	No Opt. Call	A2	8,012,025
4,565	5.000%, 6/15/57	12/27 at 100.00	BB+	5,275,999
10,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	No Opt. Call	BB+	3,560,900
	Bonds, Series 2017B, 0.000%, 12/15/56 – AGM Insured
500	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment	1/26 at 100.00	N/R	516,020
	Project, Senior Lien Series 2019, 5.000%, 1/01/39
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Second
	Lien Series 2020A:
150	4.000%, 1/01/38	1/30 at 100.00	AA–	174,464
120	4.000%, 1/01/39	1/30 at 100.00	AA–	139,264
1,000	Yorkville United City Business District, Illinois, Storm Water and Water Improvement	11/21 at 100.00	N/R	410,000
	Project Revenue Bonds, Series 2007, 4.800%, 1/01/26 (5)
935	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2006-113 Cannoball &	11/21 at 100.00	N/R	936,309
	Beecher, Series 2007, 5.750%, 3/01/28
162,920	Total Illinois			134,659,348
	Indiana – 0.8% (0.5% of Total Investments)
140	Anderson, Indiana, Multifamily Housing Revenue Bonds, Sweet Galilee at the Wigwam	1/27 at 102.00	N/R	145,250
	Project, Series 2020A, 5.375%, 1/01/40
3,105	Indiana Finance Authority, Educational Facilities Revenue Bonds, Earlham College,	10/23 at 100.00	N/R	3,278,756
	Refunding Series 2013, 5.000%, 10/01/32
500	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	11/30 at 100.00	B3	657,245
	Corporation Project, Series 2020, 6.750%, 5/01/39 (AMT)
2,325	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series	1/24 at 100.00	N/R	2,602,024
	2013, 7.000%, 1/01/44 (AMT)
6,070	Total Indiana			6,683,275
	Iowa – 1.9% (1.2% of Total Investments)
8,540	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc.	8/22 at 100.00	Ba2	8,723,354
	Project, Series 2012, 4.750%, 8/01/42
1,320	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B+	1,422,696
	Company Project, Series 2013, 5.250%, 12/01/25
4,125	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 103.00	BB–	4,409,996
	Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)
750	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	BB–	816,143
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
14,735	Total Iowa			15,372,189
	Kansas – 0.4% (0.3% of Total Investments)
1,750	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak	11/21 at 100.00	BBB	1,750,595
	Park Mall Project, Series 2010, 5.900%, 4/01/32
1,365	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation	9/25 at 100.00	N/R	1,377,080
	Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.750%, 9/01/32
3,115	Total Kansas			3,127,675

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana – 1.7% (1.1% of Total Investments)
$ 7,005	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/29 at 100.00	N/R	$ 7,530,725
	Louisiana, Revenue Bonds, Jefferson Parish GOMESA Project, Series 2019, 4.000%, 11/01/44, 144A
260	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Lake Charles College Prep	6/27 at 100.00	N/R	268,803
	Project, Series 2019A, 5.000%, 6/01/58, 144A
200	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series	No Opt. Call	BB–	258,688
	2008, 6.100%, 6/01/38 (Mandatory Put 6/01/30), 144A
1,235	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series	6/30 at 100.00	BB–	1,621,308
	2010, 6.350%, 7/01/40, 144A
800	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series	6/30 at 100.00	BB–	1,050,240
	2010A, 6.350%, 10/01/40, 144A
695	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series	No Opt. Call	BB–	898,941
	2010B, 6.100%, 12/01/40 (Mandatory Put 6/01/30), 144A
1,085	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series	No Opt. Call	BB–	1,226,213
	2011, 5.850%, 8/01/41 (Mandatory Put 6/01/25), 144A
975	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation	No Opt. Call	BBB–	991,965
	Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)
12,255	Total Louisiana			13,846,883
	Maryland – 0.9% (0.6% of Total Investments)
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,480	5.000%, 9/01/24	No Opt. Call	CCC	1,547,621
1,000	5.000%, 9/01/39	9/27 at 100.00	CCC	1,057,340
680	5.000%, 9/01/46	9/27 at 100.00	CCC	714,877
2,000	Maryland Economic Development Corporation, Private Activity Revenue Bonds FCP, Purple	11/21 at 100.00	B–	2,007,300
	Line Light Rail Project, Green Bonds, Series 2016B, 5.000%, 9/30/26 (AMT)
2,000	Maryland Economic Development Corporation, Private Activity Revenue Bonds RSA, Purple	11/21 at 100.00	B–	2,007,300
	Line Light Rail Project, Green Bonds, Series 2016A, 5.000%, 3/31/24 (AMT)
7,160	Total Maryland			7,334,438
	Massachusetts – 1.9% (1.2% of Total Investments)
1,620	Lowell, Massachusetts, Collegiate Charter School Revenue Bonds, Series 2019,	6/26 at 100.00	N/R	1,724,166
	5.000%, 6/15/54
	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital
	Issue, Series 2017:
1,000	5.000%, 7/01/37	7/27 at 100.00	B–	978,710
3,900	5.000%, 7/01/42	7/27 at 100.00	B–	3,727,932
9,500	5.000%, 7/01/47	7/27 at 100.00	B–	8,935,700
16,020	Total Massachusetts			15,366,508
	Michigan – 0.5% (0.3% of Total Investments)
40	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Refunding	11/27 at 102.00	BB	43,756
	Series 2019, 5.000%, 11/01/44
74,130	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	6/33 at 11.41	N/R	3,770,993
	Bonds, Capital Appreciation Turbo Term Series 2008C, 0.010%, 6/01/58
74,170	Total Michigan			3,814,749
	Minnesota – 0.7% (0.4% of Total Investments)
500	Bethel, Minnesota Charter School Lease Revenue Bonds, Partnership Academy Project,	7/26 at 102.00	N/R	536,235
	Series 2018A, 5.000%, 7/01/53
1,300	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy	7/25 at 100.00	N/R	1,384,032
	Project, Series 2015A, 5.750%, 7/01/46
2,440	Columbia Heights, Minnesota, Charter School Lease Revenue Bonds, Prodeo Academy Project,	7/27 at 102.00	N/R	2,600,381
	Series 2019A, 5.000%, 7/01/54
130	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Friendship Academy of the	12/27 at 100.00	N/R	138,472
	Arts Project, Series 2019A, 5.250%, 12/01/52, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 30	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Northeast College Prep	7/30 at 100.00	N/R	$ 32,821
	Project, Series 2020A, 5.000%, 7/01/40
1,000	Scanlon, Minnesota, Health Care Facilities Revenue Bonds, Duluth Health Services	3/25 at 101.00	N/R	907,900
	Project, Refunding Series 2020, 3.950%, 3/01/50
5,400	Total Minnesota			5,599,841
	Missouri – 0.0% (0.0% of Total Investments)
315	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series	8/26 at 100.00	Ba1	338,370
	2016, 4.000%, 8/01/38
	Nevada – 3.2% (2.1% of Total Investments)
9,385	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue	8/28 at 100.00	N/R	10,036,413
	Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2018, 6.950%, 2/15/38 (AMT), 144A
2,000	Director of Nevada State Department of Business & Industry, Environmental Improvement	2/31 at 100.00	N/R	2,127,320
	Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2020, 6.750%, 2/15/38, 144A
	Director of Nevada State Department of Business & Industry, Environmental Improvement
	Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017:
2,259	5.875%, 12/15/27 (AMT), 144A	No Opt. Call	N/R	2,517,959
340	6.250%, 12/15/37 (AMT), 144A	12/27 at 100.00	N/R	360,672
2,750	Director of Nevada State Department of Business & Industry, Environmental Improvement	8/29 at 100.00	N/R	2,749,725
	Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, 5.750%, 2/15/38 (AMT), 144A
52,500	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds,	7/38 at 31.26	N/R	8,953,875
	ReTrac-Reno Transportation Rail Access Corridor Project, Series 2018C, 0.010%, 7/01/58, 144A
69,234	Total Nevada			26,745,964
	New Hampshire – 0.1% (0.0% of Total Investments)
470	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta	7/23 at 100.00	B	490,022
	Project, Refunding Series 2018C, 4.875%, 11/01/42 (AMT), 144A
	New Jersey – 4.0% (2.6% of Total Investments)
4,000	New Jersey Economic Development Authority Revenue Bonds, Black Horse EHT Urban Renewal	10/27 at 102.00	N/R	4,081,000
	LLC Project, Series 2019A, 5.000%, 10/01/39, 144A
1,500	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project,	1/24 at 100.00	N/R	1,530,405
	Series 2014, 5.000%, 1/01/34
5,475	New Jersey Economic Development Authority, Revenue Bonds, White Horse HMT Urban Renewal	1/28 at 102.00	N/R	5,551,541
	LLC Project, Series 2020, 5.000%, 1/01/40, 144A
7,500	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	9/22 at 100.00	B	7,718,175
	Airlines Inc., Refunding Series 2012, 5.750%, 9/15/27 (AMT)
2,500	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	8/22 at 101.00	B+	2,597,050
	Airlines Inc., Series 1999, 5.250%, 9/15/29 (AMT)
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB	9,292,350
	2009A, 0.000%, 12/15/39 (UB) (7)
	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Subordinate
	Series 2017B:
1,260	5.000%, 1/01/37 (AMT)	1/28 at 100.00	Baa1	1,475,258
500	5.000%, 1/01/42 (AMT)	1/28 at 100.00	Baa1	580,030
37,735	Total New Jersey			32,825,809
	New Mexico – 1.3% (0.8% of Total Investments)
9,500	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian	8/29 at 100.00	Aa3	9,916,005
	Healthcare Services, Series 2019A, 3.000%, 8/01/48
825	Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross	11/23 at 103.00	N/R	842,853
	Receipts Tax Increment Bonds, Subordinate Lien Series 2020, 8.000%, 5/01/40, 144A
10,325	Total New Mexico			10,758,858

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 11.2% (7.2% of Total Investments)
$ 950	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College	11/24 at 100.00	BB	$ 1,041,704
	of New York, Series 2014, 5.250%, 11/01/34
1,120	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of	9/25 at 100.00	N/R	1,257,648
	Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A
2,910	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter	12/30 at 100.00	N/R	2,972,390
	School, Series 2020A-1, 5.500%, 6/01/55, 144A
1,590	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter	12/30 at 100.00	N/R	1,654,681
	School, Series 2020C-1, 5.000%, 6/01/55, 144A
450	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,	8/28 at 100.00	BBB–	505,953
	Series 2018A, 4.000%, 8/01/38
36,150	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	11/21 at 5.55	N/R	1,897,152
	Asset-Backed Bonds, Series 2006A, 0.000%, 6/01/60, 144A
650	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The	2/30 at 100.00	N/R	727,929
	Academy Charter School Project, Series 2020A, 5.730%, 2/01/50
1,570	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	BBB+	1,890,641
	Climate Bond Certified Series 2020C-1, 5.250%, 11/15/55
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	BBB+	5,408,650
	2014A-1, 5.250%, 11/15/39 (UB) (7)
5,900	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 4.000%,	8/30 at 100.00	AA–	6,873,205
	8/01/39 (UB) (7)
12,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	13,637,750
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade
	Center Project, Class 2 Series 2014:
3,235	5.150%, 11/15/34, 144A	11/24 at 100.00	N/R	3,594,344
6,960	5.375%, 11/15/40, 144A	11/24 at 100.00	N/R	7,724,626
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
8,170	5.000%, 8/01/26 (AMT)	11/21 at 100.00	B–	8,186,258
3,000	5.000%, 8/01/31 (AMT)	11/21 at 100.00	B–	3,005,850
875	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	B–	1,092,560
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020,
	5.375%, 8/01/36 (AMT)
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta
	Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020:
2,450	5.000%, 10/01/40 (AMT)	10/30 at 100.00	BB+	3,010,437
2,775	4.375%, 10/01/45 (AMT)	10/30 at 100.00	BB+	3,185,284
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel
	Center Project, Refunding Series 2016A:
2,950	5.000%, 1/01/32 (AMT)	1/26 at 100.00	CC	2,820,229
3,000	5.000%, 1/01/33 (AMT)	1/26 at 100.00	CC	2,860,260
2,500	5.000%, 1/01/35 (AMT)	1/26 at 100.00	CC	2,361,250
2,775	5.000%, 1/01/36 (AMT)	1/26 at 100.00	CC	2,611,608
12,700	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	13,697,839
120,180	Total New York			92,018,248

	Ohio – 9.6% (6.2% of Total Investments)
89,235	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	13,944,753
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
325	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	327,447
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 3.000%, 6/01/48
16,255	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	18,253,227
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center
	Project, Liberty Community Authority, Series 2014C:
$ 535	5.000%, 12/01/24	12/22 at 100.00	N/R	$ 542,431
1,000	5.750%, 12/01/34	12/22 at 100.00	N/R	1,008,060
1,000	6.000%, 12/01/43	12/22 at 100.00	N/R	1,008,140
7,610	Cleveland, Ohio, Airport Special Revenue Bonds, Continental Airlines Inc. Project,	11/21 at 100.00	B	7,635,265
	Series 1998, 5.375%, 9/15/27 (AMT)
	Evans Farm New Community Authority, Ohio, Community Development Charge Revenue Bonds,
	Evans Farm Mixed-Use Project, Series 2020:
2,170	3.750%, 12/01/38	6/29 at 100.00	N/R	2,234,905
140	4.000%, 12/01/46	6/29 at 100.00	N/R	143,256
5,000	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds, Greater	12/29 at 100.00	BBB–	5,750,700
	Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51
940	Hilliard Hickory Chase Community Authority, Ohio, Infrastructure Improvement Revenue	12/29 at 100.00	N/R	1,010,021
	Bonds, Hickory Chase Project, Senior Series 2019A, 5.000%, 12/01/40, 144A
5,020	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	6,275
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/22
14,950	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG	7/29 at 100.00	B–	17,092,933
	Vanadium Project, Series 2019, 5.000%, 7/01/49 (AMT), 144A
2,085	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	2,606
	FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23
4,140	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	5,175
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (5)
2,895	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	2,939,583
	FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33
	(Mandatory Put 6/01/22)
2,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding	2/22 at 100.00	CCC+	2,019,760
	Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (AMT)
2,470	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	3,088
	Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/49 (5)
2,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	2,500
	Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33
2,510	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	3,138
	Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (5)
2,015	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	2,046,031
	Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory Put 6/01/22)
1,000	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment	11/30 at 100.00	N/R	1,012,610
	Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood,
	Senior Lien Series 2019A, 5.000%, 11/01/51
1,000	Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle Project, Series	12/27 at 103.00	N/R	1,144,130
	2020A, 7.000%, 12/01/42 (AMT), 144A
1,000	Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle Project, Series	12/26 at 105.00	N/R	1,176,560
	2020B, 10.000%, 12/01/27 (AMT), 144A
167,295	Total Ohio			79,312,594

	Oklahoma – 0.9% (0.6% of Total Investments)
2,475	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc.,	6/23 at 100.00	N/R	2,628,797
	Refunding Series 2000B, 5.500%, 6/01/35 (AMT)
860	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc.,	6/23 at 100.00	N/R	913,440
	Refunding Series 2001B, 5.500%, 12/01/35 (AMT)
3,475	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc.,	6/25 at 100.00	B–	3,868,300
	Refunding Series 2015, 5.000%, 6/01/35 (AMT) (Mandatory Put 6/01/25)
6,810	Total Oklahoma			7,410,537

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oregon – 0.0% (0.0% of Total Investments)
$ 100	Oregon Facilities Authority, Revenue Bonds, Metro East Web Academy Project, Series	6/27 at 102.00	N/R	$ 107,266
	2019A, 5.000%, 6/15/49, 144A
	Pennsylvania – 6.8% (4.4% of Total Investments)
600	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental	12/21 at 100.00	B3	602,334
	Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011,
	6.750%, 12/01/27
1,125	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental	8/22 at 100.00	B3	1,152,079
	Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%,
	8/01/42 (AMT)
	Allegheny County Industrial Development Authority, Pennsylvania, Environmental
	Improvement Revenue Bonds, United States Steel Corp., Refunding Series 2019:
5,970	4.875%, 11/01/24	No Opt. Call	B3	6,508,434
6,995	5.125%, 5/01/30	No Opt. Call	B3	8,438,208
355	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/31 at 100.00	N/R	437,612
	Bonds, 615 Waterfront Project, Senior Series 2021, 6.000%, 5/01/42, 144A
	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A:
3,300	4.375%, 1/01/35 (Mandatory Put 7/01/22)	No Opt. Call	N/R	3,354,219
560	3.500%, 4/01/41 (5)	No Opt. Call	N/R	700
1,440	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,800
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (5)
1,025	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,281
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (5)
5,355	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	6,694
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (5)
1,555	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	4/31 at 100.00	N/R	1,606,346
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 3.750%, 10/01/47
	(Mandatory Put 4/01/21)
2,565	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University	10/29 at 100.00	BB+	2,830,734
	Project, Series 2020, 5.000%, 10/01/49
3,100	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital &	5/22 at 100.00	B+	3,133,232
	Medical Center Project, Series 2012A, 5.000%, 11/01/44
1,000	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds,	12/25 at 100.00	N/R	1,048,010
	Simpson Senior Services Project, Series 2015A, 5.000%, 12/01/30
	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium
	Chater School Project, Series 2017A:
1,870	5.125%, 10/15/37	4/27 at 100.00	BB	2,103,507
3,250	5.250%, 10/15/47	4/27 at 100.00	BB	3,618,712
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Asbury Pennsylvania
	Obligated Group, Refunding Series 2019:
2,160	5.000%, 1/01/39	1/25 at 104.00	N/R	2,368,699
1,240	5.000%, 1/01/45	1/25 at 104.00	N/R	1,352,642
3,555	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of	10/28 at 100.00	BB	4,370,304
	Science & Technology Project, Series 2020, 6.250%, 10/15/53, 144A
1,720	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	6/30 at 100.00	N/R	1,844,408
	KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A
1,720	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	6/30 at 100.00	N/R	1,844,408
	KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40 (AMT), 144A
1,270	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	1,264,501
	KDC Agribusiness Fairless Hills LLC Project, Series 2021A, 10.000%, 12/01/31
7,950	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	CCC	6,083,737
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
1,025	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the	11/25 at 100.00	BBB	1,175,706
	Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/27

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 545	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana	12/27 at 100.00	N/R	$ 580,877
	Bracetti Academy Project, Series 2020A, 5.375%, 6/15/50, 144A
61,250	Total Pennsylvania			55,729,184
	Puerto Rico – 13.8% (8.9% of Total Investments)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
2,415	5.000%, 7/01/33	7/22 at 100.00	CCC	2,489,092
2,085	6.000%, 7/01/47	7/22 at 100.00	CCC	2,162,333
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
2,070	3.957%, 7/01/29 (5)	7/22 at 100.00	D	2,028,600
3,170	3.957%, 7/01/42 (5)	7/22 at 100.00	D	3,106,600
1,000	3.961%, 7/01/42 (5)	7/22 at 100.00	D	980,000
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT:
130	3.957%, 7/01/22 (5)	6/21 at 100.00	N/R	127,400
3,750	3.957%, 7/01/26 (5)	11/21 at 100.00	D	3,675,000
310	3.957%, 7/01/32 (5)	11/21 at 100.00	D	303,800
1,860	3.957%, 7/01/37 (5)	11/21 at 100.00	D	1,822,800
1,750	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%,	No Opt. Call	D	1,898,698
	7/01/32 – NPFG Insured
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA:
1,124	3.978%, 7/01/28 (5)	11/21 at 100.00	D	1,105,735
468	3.978%, 7/01/29 (5)	11/21 at 100.00	D	460,395
346	3.978%, 7/01/31 (5)	11/21 at 100.00	D	340,378
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC:
2,995	3.957%, 7/01/28 (5)	11/21 at 100.00	D	2,935,100
500	3.978%, 7/01/28 (5)	11/21 at 100.00	D	491,875
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX:
100	3.978%, 7/01/27 (5)	11/21 at 100.00	D	98,375
4,000	3.978%, 7/01/35 (5)	11/21 at 100.00	D	3,935,000
400	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ,	11/21 at 100.00	D	393,500
	3.978%, 7/01/24 (5)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A:
5,000	4.123%, 7/01/33 (5)	7/23 at 100.00	D	5,043,750
10,000	4.102%, 7/01/36 (5)	7/23 at 100.00	D	10,062,500
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2016A-4-RSA-1,	No Opt. Call	N/R	1,030,000
	4.371%, 7/01/21 (5)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW:
190	3.988%, 7/01/22 (5)	11/21 at 100.00	D	187,150
373	3.988%, 7/01/23 (5)	11/21 at 100.00	D	367,405
25	3.978%, 7/01/33 (5)	11/21 at 100.00	D	24,594
2,525	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005L,	No Opt. Call	Baa2	2,744,776
	5.250%, 7/01/35 – NPFG Insured
3,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	A3	3,239,340
	5.250%, 7/01/36 – AGC Insured
5,465	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds,	7/22 at 100.00	N/R	5,451,337
	Series 2012U, 1.630%, 7/01/42 (5)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
22,095	0.010%, 7/01/46	7/28 at 41.38	N/R	7,202,764
49,582	0.000%, 7/01/51	7/28 at 30.01	N/R	11,739,610
– (8)	5.000%, 7/01/58	7/28 at 100.00	N/R	88
42,865	Puerto Rico, General Obligation Bonds, Series 2014A, 1.990%, 7/01/35 (5)	11/21 at 100.00	N/R	37,828,362
500	University of Puerto Rico, University System Revenue Bonds, Series 2006Q,	11/21 at 100.00	CC	496,250
	5.000%, 6/01/24
171,093	Total Puerto Rico			113,772,607

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 0.1% (0.1% of Total Investments)
$ 430	Berkeley County, South Carolina, Special Assessment Revenue Bonds, Nexton Improvement	11/29 at 100.00	N/R	$ 476,272
	District, Series 2019, 4.375%, 11/01/49
400	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	1/30 at 100.00	N/R	416,008
	Hilton Head Christian Academy, Series 2020, 5.000%, 1/01/55, 144A
830	Total South Carolina			892,280
	Tennessee – 0.8% (0.5% of Total Investments)
1,000	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle	No Opt. Call	N/R	589,020
	Project, Capital Appreciation Series 2016B, 0.010%, 12/01/31, 144A
4,000	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle	12/26 at 100.00	N/R	3,794,080
	Project, Series 2016A, 5.125%, 12/01/42, 144A
2,000	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds,	11/24 at 100.00	N/R	830,000
	Provision Center for Proton Therapy Project, Series 2014, 5.250%, 5/01/25, 144A (5)
1,000	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board,	7/27 at 100.00	N/R	940,610
	Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A,
	5.625%, 1/01/46
1,500	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue	No Opt. Call	N/R	450,000
	Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A, 6.500%,
	6/01/27, 144A (5)
9,500	Total Tennessee			6,603,710
	Texas – 2.6% (1.7% of Total Investments)
	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds,
	Refunding First Tier Series 2017A:
500	5.000%, 1/01/31	1/27 at 100.00	BB+	561,815
500	5.000%, 1/01/32	1/27 at 100.00	BB+	561,295
	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds,
	Refunding Second Tier Series 2017B:
540	5.000%, 1/01/25	No Opt. Call	B	581,013
475	5.000%, 1/01/29	1/27 at 100.00	B	518,914
850	5.000%, 1/01/34	1/27 at 100.00	B	914,294
4,665	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines	11/21 at 100.00	B	4,690,704
	Inc. – Terminal Improvement Project, Refunding Series 2011, 6.500%, 7/15/30 (AMT)
650	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	7/24 at 100.00	B	704,684
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)
250	Leander, Texas, Special Assessment Revenue Bonds, Deerbrooke Public Improvement District	9/26 at 100.00	N/R	257,595
	Southern Improvement Area Project, Series 2017, 4.750%, 9/01/37, 144A
200	Manor, Texas, Special Assessment Revenue Bonds, Lagos Public Improvement District Major	9/30 at 100.00	N/R	217,020
	Improvement Area Project, Series 2020, 4.625%, 9/15/49, 144A
520	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue	8/24 at 100.00	N/R	540,904
	Bonds, Beta Academy, Series 2019A, 5.000%, 8/15/49, 144A
5,795	New Hope Cultural Education Facilities Finance Corporation, Texas, Senior Living Revenue	1/28 at 103.00	N/R	5,627,872
	Bonds, Sanctuary LTC LLC Project, Series 2021A-1, 5.500%, 1/01/57
625	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	N/R (14)	741,050
	Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas A&M University-Corpus
	Christi Project, Series, 5.000%, 4/01/48 (Pre-refunded 4/01/26)
400	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	N/R (14)	442,016
	Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project,
	Series 2014A, 5.000%, 4/01/29 (Pre-refunded 4/01/24)
110	North Richland Hills, Texas, Special Assessment Revenue Bonds, City Point Public	9/30 at 100.00	N/R	117,974
	Improvement District Zone B Project, Series 2019, 5.375%, 9/01/50, 144A
145	Royse City, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public	9/27 at 100.00	N/R	156,693
	improvement District Improvement Area 2 Project, Series 2019, 4.750%, 9/15/49, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,930	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement	11/25 at 100.00	N/R	$ 1,100,100
	Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2015A,
	0.000%, 11/15/35 (5)
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement
	Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2016A:
1,000	6.375%, 2/15/41 (5)	2/27 at 100.00	N/R	700,000
4,575	6.375%, 2/15/48 (5)	2/27 at 100.00	N/R	3,202,500
23,730	Total Texas			21,636,443
	Utah – 0.4% (0.2% of Total Investments)
2,000	Military Installation Development Authority, Tax Allocation Revenue Bonds, Series	9/26 at 103.00	N/R	1,913,800
	2021A-2, 4.000%, 6/01/52
1,000	Utah Charter School Finance Authority, Charter School Revenue Bonds, Leadership Learning	6/27 at 102.00	N/R	1,086,970
	Academy Project, Series 2019A, 5.000%, 6/15/50, 144A
3,000	Total Utah			3,000,770
	Virgin Islands – 3.6% (2.3% of Total Investments)
710	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	N/R	704,078
	Series 2012A, 5.000%, 10/01/32
16,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/24 at 100.00	N/R	15,942,400
	Series 2014C, 5.000%, 10/01/30
435	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital	No Opt. Call	N/R	437,297
	Series 2014A, 5.000%, 10/01/24
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds,	11/21 at 100.00	Caa3	985,190
	Subordinate Lien Series 2010B, 5.250%, 10/01/29
11,685	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo	11/21 at 100.00	Caa3	11,780,116
	Project, Series 2009A, 6.625%, 10/01/29
29,830	Total Virgin Islands			29,849,081
	Virginia – 1.2% (0.8% of Total Investments)
	Roanoke Economic Development Authority, Virginia Residential Care Facility Revenue
	Bonds, Richfield Living, Series 2020:
5,870	5.000%, 9/01/50 (5)	9/27 at 103.00	N/R	5,253,239
4,840	5.125%, 9/01/55 (5)	9/27 at 103.00	N/R	4,357,694
538	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds,	No Opt. Call	N/R	572,605
	Provident Resource Group – Rixey Student Housing Project, Series 2019B, 6.525%, 7/01/52,
	144A (cash 7.500%, PIK 7.500%)
11,248	Total Virginia			10,183,538
	Washington – 0.3% (0.2% of Total Investments)
1,125	Port of Seattle Industrial Development Corporation, Washington, Special Facilities	4/23 at 100.00	BB	1,187,753
	Revenue Refunding Bonds, Delta Air Lines, Inc. Project, Series 2012, 5.000%, 4/01/30 (AMT)
1,000	Washington State Housing Finance Commission, Nonprofit Housing Revenue Bonds, Rockwood	1/26 at 103.00	N/R	1,057,230
	Retirement Communities Project, Series 2020A, 5.000%, 1/01/51, 144A
2,125	Total Washington			2,244,983
	West Virginia – 0.6% (0.4% of Total Investments)
	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds,
	University Town Centre Economic Opportunity Development District, Refunding &
	Improvement Series 2017A:
3,000	5.500%, 6/01/37, 144A	6/27 at 100.00	N/R	3,409,050
625	5.750%, 6/01/43, 144A	6/27 at 100.00	N/R	711,319
1,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue	1/25 at 100.00	B	1,052,540
	Bonds, Arch Resources Project, Series 2021, 4.125%, 7/01/45 (AMT) (Mandatory Put 7/01/25)
4,625	Total West Virginia			5,172,909

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 8.5% (5.5% of Total Investments)
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, 21st Century Public
	Academy Project, Series 2020A:
$ 750	5.000%, 6/01/40, 144A	6/28 at 102.00	N/R	$ 813,187
1,340	5.000%, 6/01/49, 144A	6/28 at 102.00	N/R	1,429,445
365	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community	6/26 at 100.00	N/R	384,962
	School Bonds, North Carolina, Series 2019A, 5.000%, 6/15/49, 144A
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina
	Charter Educational Foundation Project, Series 2016A:
3,000	5.000%, 6/15/36, 144A	6/26 at 100.00	N/R	3,117,540
4,240	5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	4,348,629
2,000	Public Finance Authority of Wisconsin, Educational Facilities Revenue Bonds, Lake Erie	10/29 at 100.00	N/R	2,093,160
	College, Series 2019A, 5.875%, 10/01/54, 144A
	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American
	Dream @ Meadowlands Project, Series 2017A:
12,695	6.250%, 8/01/27, 144A	No Opt. Call	N/R	13,562,830
1,125	6.750%, 8/01/31, 144A	No Opt. Call	N/R	1,197,551
	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American
	Dream @ Meadowlands Project, Series 2017:
555	6.500%, 12/01/37, 144A	12/27 at 100.00	N/R	599,966
13,915	7.000%, 12/01/50, 144A	12/27 at 100.00	N/R	15,273,939
215	Public Finance Authority of Wisconsin, Retirement Facility Revenue Bonds, Shalom Park	No Opt. Call	N/R	150,171
	Development Project, Series 2019, 0.000%, 12/31/24, 144A
1,000	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center,	10/27 at 100.00	N/R	652,500
	Senior Series 2017B, 8.500%, 10/01/47, 144A
	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc.,
	Series 2017A:
255	5.000%, 12/01/27	No Opt. Call	BBB–	284,057
1,765	5.200%, 12/01/37	12/27 at 100.00	BBB–	2,087,942
2,000	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center,	7/28 at 100.00	N/R	1,913,200
	Senior Series 2018A, 7.000%, 7/01/48, 144A
635	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health	4/30 at 100.00	BB	740,093
	Sciences, Series 2020, 5.000%, 4/01/50, 144A
5,000	Public Finance Authority of Wisconsin, Revenue Bonds, Sky Harbour LLC Obligated Group	7/31 at 100.00	N/R	5,151,000
	Aviation Facilities Project, Series 2021, 4.250%, 7/01/54 (AMT)
	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment
	Center, Series 2018A-1:
5,885	6.125%, 1/01/33, 144A	1/28 at 100.00	N/R	4,829,290
250	6.250%, 1/01/38, 144A	1/28 at 100.00	N/R	197,333
8,735	6.375%, 1/01/48, 144A	1/28 at 100.00	N/R	6,650,742
4,500	Wisconsin Center District, Dedicated Tax Revenue Bonds, Supported by State Moral	12/30 at 29.95	A1	1,014,975
	Obligation Junior Series 2020D, 0.000%, 12/15/60 – AGM Insured
3,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint	11/26 at 103.00	N/R	3,306,660
	Camillus Health System Inc, Series 2019A, 5.000%, 11/01/54
73,225	Total Wisconsin			69,799,172
$ 1,645,656	Total Municipal Bonds (cost $1,158,304,278)			1,233,721,948

Shares	Description (1)	Value
	COMMON STOCKS – 5.0% (3.2% of Total Investments)
	Electric Utilities – 5.0% (3.2% of Total Investments)
859,113	Energy Harbor Corp (9), (10), (11)	$ 41,130,035
	Total Common Stocks (cost $24,407,228)	41,130,035

Shares	Description (1)	Value
	EXCHANGE-TRADED FUNDS – 0.2% (0.1% of Total Investments)
32	VanEck Vectors High Yield Muni ETF	$ 1,986,880
	Total Exchange-Traded Funds (cost $2,058,659)	1,986,880
	Total Long-Term Investments (cost $1,184,770,165)	1,276,838,863

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1% (0.1% of Total Investments)
	MUNICIPAL BONDS – 0.1% (0.1% of Total Investments)
	Illinois – 0.1% (0.1% of Total Investments)
$ 962	Yorkville United City, Kendall County, Illinois, Sales Tax Revenue Bonds, Kendall Marketplace	11/21 at 100.00	N/R	$ 865,417
	Project, Series 2007, 6.000%, 1/01/26 (5), (12)
$ 962	Total Short-Term Investments (cost $798,107)			865,417
	Total Investments (cost $1,185,568,272)–155.0%			1,277,704,280
	Floating Rate Obligations – (3.1)%			(25,822,000)
	MuniFund Preferred Shares, net of deferred offering costs – (54.5)% (13)			(448,908,240)
	Other Assets Less Liabilities – 2.6%			21,297,334
	Net Assets Applicable to Common Shares – 100%			$ 824,271,374

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)	Principal Amount (000) rounds to less than $1,000.
(9)	Common Stock received as part of the bankruptcy settlements during February 2020 Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/20, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33.
(10)	For fair value measurement disclosure purposes, investment classified as Level 2.
(11)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(12)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(13)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 35.1%.
(14)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETF	Exchange-Traded Fund
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.

See accompanying notes to financial statements.

NDMO	Nuveen Dynamic Municipal Opportunities Fund Portfolio of Investments October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 148.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 148.6% (99.9% of Total Investments)
	Alabama – 2.4% (1.6% of Total Investments)
$ 3,000	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds,	No Opt. Call	B3	$ 3,783,870
	United States Steel Corporation Project, Green Series 2020, 6.375%, 11/01/50 (AMT)
	(Mandatory Put 11/01/30)
11,920	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2020B, 3.000%, 6/01/50 –	6/30 at 100.00	A1	12,423,143
	AGM Insured (UB) (4)
5,000	Mobile County, Alabama, Limited Obligation Warrants, Gomesa Projects, Series 2020,	11/29 at 100.00	N/R	5,382,650
	4.000%, 11/01/45, 144A
19,920	Total Alabama			21,589,663
	Alaska – 0.2% (0.1% of Total Investments)
8,500	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	6/31 at 30.73	N/R	1,382,872
	Bonds, Series 2021B-2 Class 2, 0.010%, 6/01/66
	Arizona – 8.4% (5.6% of Total Investments)
565	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Doral	7/29 at 100.00	Ba1	605,991
	Academy of Northern Nevada, Series 2021A, 4.000%, 7/15/56, 144A
2,580	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage	7/28 at 103.00	N/R	2,580,800
	Academy – Gateway and Laveen Projects, Series 2021B, 5.000%, 7/01/51, 144A
4,070	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage	7/28 at 103.00	N/R	4,045,499
	Academy – Gateway and Laveen Projects, Taxable Series 2021A, 5.000%, 7/01/51, 144A
1,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage	No Opt. Call	N/R	1,000,080
	Academy – Gateway and Laveen Projects, Taxable Series 2021C, 6.000%, 7/01/29, 144A
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Mater
	Academy of Nevada – Bonanza Campus Project, Series 2020A:
920	5.000%, 12/15/40, 144A	12/28 at 100.00	BB	1,051,707
1,500	5.000%, 12/15/50, 144A	12/28 at 100.00	BB	1,690,980
1,500	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Social Bonds	7/28 at 100.00	BB–	1,605,915
	? Pensar Academy Project, Series 2020, 5.000%, 7/01/55, 144A
6,035	Arizona Industrial Development Authority, Hospital Revenue Bonds, Phoenix Children’s	2/30 at 100.00	A	6,338,259
	Hospital, Series 2020A, 3.000%, 2/01/45 (UB) (4)
1,090	Coconino County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/28 at 100.00	N/R	1,134,254
	Flagstaff Arts & Leadership Academy Project, Refunding Series 2020, 5.500%, 7/01/40, 144A
1,000	Maricopa County Industrial Development Authority, Arizona, Educational Facilities	10/27 at 103.00	N/R	1,108,600
	Revenue Bonds, Ottawa University Projects, Series 2020, 5.250%, 10/01/40, 144A
15,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	7/30 at 100.00	AA–	15,795,300
	Series 2019E, 3.000%, 1/01/49 (UB) (4)
	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien
	Series 2021A:
1,625	5.000%, 7/01/36	7/31 at 100.00	Aa2	2,146,137
1,875	5.000%, 7/01/37	7/31 at 100.00	Aa2	2,469,206
2,440	5.000%, 7/01/38	7/31 at 100.00	Aa2	3,205,794
2,585	5.000%, 7/01/39	7/31 at 100.00	Aa2	3,387,823
1,420	4.000%, 7/01/40	7/31 at 100.00	Aa2	1,708,942
1,060	4.000%, 7/01/41	7/31 at 100.00	Aa2	1,272,170
1,695	4.000%, 7/01/42	7/31 at 100.00	Aa2	2,020,016
3,405	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	9/30 at 100.00	Ba2	3,749,143
	Northwest Christian School Project, Series 2020A, 5.000%, 9/01/55, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Refunding Series 2020:
$ 5,265	5.000%, 7/01/35, 144A	7/26 at 103.00	N/R	$ 5,784,392
6,800	5.000%, 7/01/40, 144A	7/26 at 103.00	N/R	7,420,908
4,580	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	6/28 at 100.00	N/R	4,857,502
	Synergy Public Charter School Project, Series 2020-1, 5.000%, 6/15/50, 144A
	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Medical
	Center, Series 2021A:
325	4.000%, 4/01/36	4/31 at 100.00	A	386,529
400	4.000%, 4/01/39	4/31 at 100.00	A	472,080
150	4.000%, 4/01/40	4/31 at 100.00	A	176,232
650	4.000%, 4/01/41	4/31 at 100.00	A	760,403
69,535	Total Arizona			76,774,662
	Arkansas – 2.4% (1.6% of Total Investments)
3,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	B	3,268,920
	Steel Project, Series 2019, 4.500%, 9/01/49 (AMT), 144A
17,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/27 at 103.00	B	18,941,230
	Steel Project, Series 2020A, 4.750%, 9/01/49 (AMT), 144A
20,000	Total Arkansas			22,210,150
	California – 20.2% (13.6% of Total Investments)
3,815	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	3,974,391
	Creekwood, Series 2021A, 4.000%, 2/01/56, 144A
3,520	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	3,678,928
	Glendale Properties, Junior Series 2021A-2, 4.000%, 8/01/47, 144A
10,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	12/30 at 34.02	N/R	2,384,700
	Sonoma County Tobacco Securitization Corporation, Series 2020B-2, 0.010%, 6/01/55
1,500	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	5/32 at 100.00	A+	1,710,165
	Children’s Hospital at Stanford, Refunding Series 2022A. Forward Delivery, 4.000%, 5/15/46
	(WI/DD, Settling 5/17/22)
	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health,
	Series 2020A:
5,000	4.000%, 4/01/44 (UB) (4)	4/30 at 100.00	BBB+	5,727,950
8,000	4.000%, 4/01/45 (UB) (4)	4/30 at 100.00	BBB+	9,122,480
4,010	4.000%, 4/01/49 (UB) (4)	4/30 at 100.00	BBB+	4,564,703
3,575	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	4,123,640
	2021-1, 3.500%, 11/20/35
1,250	California Infrastructure and Economic Development Bank Infrastructure State, Revolving	10/30 at 100.00	AAA	1,251,663
	Fund Revenue Bonds, Tax Series 2020A, 2.786%, 10/01/43
15,500	California Infrastructure and Economic Development Bank, Revenue Bonds, Los Angeles	7/30 at 100.00	A2	16,122,945
	County Museum of Natural History Foundation, Series 2020, 3.000%, 7/01/50 (UB) (4)
250	California Infrastructure and Economic Development Bank, Revenue Bonds, WFCS Portfolio	1/31 at 100.00	N/R	276,690
	Projects, Senior Series 2021A-1, 5.000%, 1/01/56, 144A
5,000	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	B+	5,636,400
	Inc. Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)
5,000	California Public Finance Authority, Charter School Lease Revenue Bonds, California	7/28 at 100.00	N/R	5,280,950
	Crosspoint Academy Project, Series 2020A, 5.125%, 7/01/55, 144A
465	California Public Finance Authority, Senior Living Revenue Bonds, Enso Village,	11/29 at 102.00	N/R	527,189
	Refunding Green Series 2021A, 5.000%, 11/15/51, 144A
2,000	California School Finance Authority, Charter School Revenue Bonds, Scholarship Prep	6/28 at 100.00	N/R	2,033,540
	Public Schools ? Obligated Group, Series 2020A, 5.000%, 6/01/60, 144A
	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,
	Refunding Series 2022A:
2,500	5.000%, 8/01/28 (WI/DD, Settling 3/17/22)	No Opt. Call	A+	3,079,050
2,000	5.000%, 8/01/29 (WI/DD, Settling 3/17/22)	No Opt. Call	A+	2,526,420
2,500	5.000%, 8/01/30 (WI/DD, Settling 3/17/22)	No Opt. Call	A+	3,207,750

NDMO	Nuveen Dynamic Municipal Opportunities Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,
	Series 2021B:
$ 1,000	4.000%, 5/01/37	5/31 at 100.00	A+	$ 1,196,090
1,500	4.000%, 5/01/41	5/31 at 100.00	A+	1,766,775
4,510	California State, General Obligation Bonds, Refunding Various Purpose Series 2021,	4/31 at 100.00	AA–	5,361,127
	4.000%, 10/01/41
9,750	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB–	11,029,297
	Linda University Medical Center, Series 2014A, 5.500%, 12/01/54
3,000	California Statewide Communities Development Authority, Revenue Bonds, Emanate Health,	4/30 at 100.00	A	3,122,100
	Series 2020A, 3.000%, 4/01/50
1,000	CMFA Special Finance Agency VII, California, Essential Housing Revenue Bonds, Junior	8/31 at 100.00	N/R	1,036,760
	Lien Series 2021A-2, 4.000%, 8/01/47, 144A
2,000	CMFA Special Finance Agency VII, California, Essential Housing Revenue Bonds, Senior	8/31 at 100.00	N/R	1,849,100
	Lien Series 2021A-1, 3.000%, 8/01/56, 144A
6,180	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	1/31 at 100.00	N/R	6,957,815
	Center City Anaheim, Series 2020A, 5.000%, 1/01/54, 144A
445	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	9/31 at 100.00	N/R	438,218
	Oceanaire-Long Beach, Series 2021A-1, 3.200%, 9/01/46, 144A
910	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	949,057
	Parallel-Anaheim Series 2021A, 4.000%, 8/01/56, 144A
500	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	12/31 at 100.00	N/R	517,195
	Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B, 4.000%, 12/01/56, 144A
2,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	12/31 at 100.00	N/R	1,860,060
	Pasadena Portfolio Social Bond, Series 2021A-2, 3.000%, 12/01/56
1,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	7/31 at 100.00	N/R	1,127,290
	Renaissance at City Center, Series 2020A, 5.000%, 7/01/51, 144A
2,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	7/31 at 100.00	N/R	2,069,680
	Union South Bay, Series 2021A-2, 4.000%, 7/01/56, 144A
	Fairfield, California, Certificates of Participation, Fairfield Water Financing Series 2007A:
1,915	0.000%, 4/01/36 – SYNCORA GTY Insured	No Opt. Call	AA	1,394,216
2,990	0.000%, 4/01/37 – SYNCORA GTY Insured	No Opt. Call	AA	2,111,418
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Taxable Series 2021B:
2,145	1.886%, 6/01/27	No Opt. Call	A+	2,140,302
3,015	2.246%, 6/01/29	No Opt. Call	A+	3,018,136
6,650	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	6,809,666
	Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47
6,300	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	6,451,263
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
	Huntington Beach, California, Pension Obligation Bonds, Taxable Series 2021:
1,125	1.911%, 6/15/28 – BAM Insured	No Opt. Call	AA+	1,114,909
4,830	2.963%, 6/15/36 – BAM Insured	6/31 at 100.00	AA+	4,924,620
10,000	Lodi Unified School District, San Joaquin County, California, General Obligation Bonds,	8/30 at 100.00	Aa2	10,516,000
	Election 2016 Series 2021, 3.000%, 8/01/46 (UB) (4)
	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,
	Green Series 2021F:
2,000	5.000%, 12/01/38	12/31 at 100.00	Aa2	2,615,700
655	4.000%, 12/01/39	12/31 at 100.00	Aa2	789,282
565	4.000%, 12/01/40	12/31 at 100.00	Aa2	677,000
565	4.000%, 12/01/41	12/31 at 100.00	Aa2	675,062
3,435	4.000%, 12/01/46	12/31 at 100.00	Aa2	4,047,701
1,885	Los Angeles Municipal Improvement Corporation, California, Lease Revenue Bonds, Capital	No Opt. Call	AA–	1,857,404
	Equipment Program, Refunding Series 2021A, 1.648%, 11/01/28

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 995	Northstar Community Services District, California, Special Tax Bonds, Community	3/22 at 100.00	N/R	$ 507,450
	Facilities District 1, Series 2006, 5.000%, 9/01/37 (5)
5,000	Oakland Unified School District, Alameda County, California, General Obligation Bonds,	8/31 at 100.00	A1	5,113,450
	Taxable Refunding Series 2021, 2.774%, 8/01/34 – BAM Insured (WI/DD, Settling 11/03/21)
1,575	Palomar Community College District, San Diego County, California, General Obligation	8/40 at 100.00	AA	1,714,529
	Bonds, Series 2010B, 6.375%, 8/01/45 (6)
5,345	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital	No Opt. Call	A2	3,505,946
	Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/39 – AGM Insured
	Ravenswood City School District, San Diego County, California, General Obligation Bonds,
	Election 2018 Series 2021A:
150	4.000%, 8/01/36	8/29 at 100.00	AAA	176,919
520	4.000%, 8/01/37	8/29 at 100.00	AAA	611,827
370	4.000%, 8/01/39	8/29 at 100.00	AAA	433,562
320	4.000%, 8/01/41	8/29 at 100.00	AAA	373,446
750	San Francisco Community College District, California, General Obligation Bonds, Taxable	6/30 at 100.00	A1	776,925
	Election 2020 Series 2020A-1, 3.165%, 6/15/41
750	San Francisco Municipal Transportation Agency, California, Revenue Bonds, Taxable	No Opt. Call	AA–	732,008
	Refunding Series 2021A, 1.302%, 3/01/28
	San Jose, California, Airport Revenue Bonds, Taxable Refunding Series 2021C:
500	1.882%, 3/01/28	No Opt. Call	A–	495,230
290	2.310%, 3/01/30	No Opt. Call	A–	291,102
1,750	2.960%, 3/01/36	3/31 at 100.00	A–	1,786,540
2,000	3.060%, 3/01/37	3/31 at 100.00	A–	2,041,400
420	3.290%, 3/01/41	3/31 at 100.00	A–	424,166
	University of California, General Revenue Bonds, Taxable Series 2021BI:
1,000	1.272%, 5/15/27	No Opt. Call	AA	982,660
1,360	1.372%, 5/15/28	No Opt. Call	AA	1,326,122
182,850	Total California			184,946,079
	Colorado – 12.2% (8.2% of Total Investments)
2,370	64th Avenue ARI Authority, Adams County, Colorado, Special Revenue Bonds, Series 2020,	12/25 at 103.00	N/R	2,541,304
	6.500%, 12/01/43
500	Alpine Mountain Ranch Metropolitan District, Routt County, Colorado, Special Assessment	9/26 at 103.00	N/R	485,665
	Revenue Bonds, Special Improvement District 1, Refunding Series 2021, 4.000%, 12/01/40
1,240	Arista Metropolitan District, Broomfield County, Colorado, General Obligation Limited Tax Bonds,	12/23 at 103.00	N/R	1,327,581
	Refunding & Improvement Convertible to Unlimited Tax Series 2018A, 5.000%, 12/01/38
1,060	Aurora Crossroads Metropolitan District 2, Colorado, Limited Tax General Obligation	9/25 at 103.00	N/R	1,143,528
	Bonds, Series 2020A, 5.000%, 12/01/50
2,285	Aurora Crossroads Metropolitan District 2, Colorado, Limited Tax General Obligation	9/25 at 103.00	N/R	2,352,796
	Bonds, Subordinate Series 2020B, 7.750%, 12/15/50
500	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax	9/24 at 103.00	N/R	528,285
	General Obligation Bonds, Refunding & Improvement Series 2019A, 4.000%, 12/01/29
1,725	Belford North Metropolitan District, Douglas County, Colorado, General Obligation	12/25 at 103.00	N/R	1,871,884
	Limited Tax Bonds, Series 2020A, 5.500%, 12/01/50
1,000	Bennett Ranch Metropolitan District 1, Adams County, Colorado, General Obligation	3/26 at 103.00	N/R	1,072,960
	Limited Tax Bonds, Convertible to Unlimited Tax Series 2021A, 5.000%, 12/01/51
745	Blue Lake Metropolitan District 3, Lochbuie, Weld County, Colorado, Limited Tax General	12/23 at 103.00	N/R	761,271
	Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.250%, 12/01/48
500	Broadway Park North Metropolitan District 2, Denver, Colorado, Limited Tax General	12/25 at 103.00	N/R	548,350
	Obligation Bonds, Refunding & Improvement Series 2020, 5.000%, 12/01/40, 144A
1,500	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General	11/21 at 100.00	N/R	1,127,220
	Obligation and Special Revenue Bonds, Junior Subordinate Series 2016, 7.000%, 12/15/57
500	Castle Pines Commercial Metropolitan District 1, Castle Rock, Colorado, Limited Tax	11/21 at 100.00	N/R	500,525
	Supported Revenue Bonds, Series 2015, 5.000%, 12/01/39

NDMO	Nuveen Dynamic Municipal Opportunities Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 500	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	No Opt. Call	N/R	$ 516,490
	Improvement Series 2017, 5.000%, 12/01/22, 144A
2,755	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	12/25 at 103.00	N/R	2,993,555
	Improvement Series 2020A, 5.000%, 12/01/51
1,450	Citadel on Colfax Business Improvement District, Aurora, Colorado, Special Revenue and	12/25 at 103.00	N/R	1,561,896
	Tax Supported Bonds, Senior Series 2020A, 5.350%, 12/01/50
2,700	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017,	12/27 at 100.00	A–	2,988,171
	4.000%, 6/30/51 (AMT)
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,
	New Summit Charter Academy Project, Series 2021A:
100	4.000%, 7/01/41, 144A	7/31 at 100.00	N/R	106,601
100	4.000%, 7/01/51, 144A	7/31 at 100.00	N/R	105,071
1,000	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Global Village	12/30 at 100.00	N/R	1,068,410
	Academy – Northglenn Project, Series 2020, 5.000%, 12/01/55, 144A
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Cappella of Grand	12/26 at 103.00	N/R	504,275
	Junction Project, Series 2019, 5.000%, 12/01/54, 144A
16,000	Colorado International Center Metropolitan District 8, Adams County, Colorado, Limited	9/25 at 103.00	N/R	16,922,080
	Tax General Obligation Bonds, Series 2020, 6.500%, 12/01/50
6,500	Crystal Valley Metropolitan District 2, Douglas County, Colorado, Limited Tax General	12/30 at 100.00	A2	6,724,640
	Obligation Bonds, Refunding & Improvement Series 2020A, 3.000%, 12/01/49 – AGM
	Insured (UB) (4)
1,000	Dacono Urban Renewal Authority, Weld County, Colorado, Tax Increment Revenue Bonds,	12/25 at 103.00	N/R	1,061,380
	Series 2020, 6.250%, 12/01/39
1,000	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series	12/24 at 100.00	N/R	1,028,460
	2014, 6.000%, 12/01/38
1,130	Fourth Street Crossing Business Improvement District, Silverthorne, Summit County,	6/24 at 103.00	N/R	1,211,145
	Colorado, Special Revenue and Tax Supported Bonds, Senior Series 2019A,
	5.125%, 12/01/38, 144A
2,000	Future Legends Sports Park Metropolitan District 2, Colorado, Limited Tax General	6/25 at 103.00	N/R	1,982,800
	Obligation Bonds, Series 2020A, 5.500%, 6/01/50, 144A
1,000	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue	12/25 at 102.00	N/R	1,078,390
	Bonds, Refunding Series 2020, 4.750%, 12/01/50
5,250	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Special	12/23 at 103.00	N/R	5,584,477
	Revenue Bonds, Subordinate Series 2020B, 5.750%, 12/15/50
2,000	Jones District Community Authority Board, Centennial, Colorado, Special Revenue	12/25 at 103.00	N/R	1,765,260
	Convertible Capital Appreciation Bonds, Series 2020A, 5.750%, 12/01/50
1,000	Kinston Metropolitan District 5, Loveland, Larimer County, Colorado, Limited Tax General	12/25 at 103.00	N/R	1,083,300
	Obligation Bonds, Series 2020A, 5.125%, 12/01/50
1,380	Lanterns Metropolitan District 1, Castle Rock, Douglas County, Colorado, Limited Tax	9/24 at 103.00	N/R	1,486,412
	General Obligation Bonds, Series 2019A, 5.000%, 12/01/39
	Mayberry Community Authority, Colorado Springs, El Paso County, Colorado, Special
	Revenue Bonds, Series 2021A:
500	5.000%, 12/01/41	6/26 at 103.00	N/R	523,405
500	5.000%, 4/15/51	6/26 at 103.00	N/R	516,210
500	Meadowbrook Heights Metropolitan District, Jefferson County, Colorado, General	9/26 at 103.00	N/R	494,535
	Obligation Limited Tax Bonds, Series 2021A(3), 4.875%, 12/01/51
1,000	North Range Metropolitan District 3, Adams County, Colorado, Limited Tax General	12/25 at 103.00	N/R	1,098,070
	Obligation Bonds, Series 2020A-3, 5.250%, 12/01/50
1,810	Northfield Metropolitan District 2, Fort Collins, Larimer County, Colorado, Limited Tax	12/25 at 103.00	N/R	1,942,709
	General Obligation Bonds, Series 2020A, 5.000%, 12/01/50
285	Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax	3/26 at 103.00	N/R	308,661
	General Obligation Bonds, Series 2021A, 5.000%, 12/01/51, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 925	Pinon Pines Metropolitan District 2, El Paso County, Colorado, General Obligation	9/25 at 103.00	N/R	$ 1,007,695
	Limited Tax Bonds, Series 2020, 5.000%, 12/01/40
5,350	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and	12/27 at 100.00	A2	6,366,500
	Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/47
	Rampart Range Metropolitan District 5, Lone Tree, Douglas County, Colorado, Limited Tax
	Supported and Special Revenue Bonds, Series 2021:
1,000	4.000%, 12/01/41	10/26 at 102.00	N/R	1,019,100
1,620	4.000%, 12/01/51	10/26 at 102.00	N/R	1,639,489
500	Regional Transportation District, Colorado, Private Activity Bonds, Denver Transit	1/31 at 100.00	Baa1	582,790
	Partners Eagle P3 Project, Series 2020A, 4.000%, 7/15/38
1,055	Sabell Metropolitan District, Arvada, Colorado, Limited Tax General Obligation Bonds,	3/25 at 103.00	N/R	1,140,392
	Convertible to Unlimited Tax Series 2020A, 5.000%, 12/01/50, 144A
1,000	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax	12/25 at 102.00	N/R	1,086,670
	Supported District 2, Refunding & Improvement Senior Series 2020A, 3.750%, 12/01/40
750	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax	12/25 at 102.00	N/R	782,370
	Supported District 2, Subordinate Series 2020B, 7.125%, 12/15/50
	Sterling Ranch Metropolitan District 1, El Paso County, Colorado, General Obligation
	Limited Tax Bonds, Series 2020:
2,350	5.000%, 12/01/40	12/25 at 103.00	N/R	2,575,130
2,300	5.125%, 12/01/50	12/25 at 103.00	N/R	2,510,036
2,175	Sunlight Metropolitan District, Steamboat Springs, Colorado, Limited Tax General	12/25 at 103.00	N/R	2,346,803
	Obligation Bonds, Series 2020, 5.000%, 12/01/50
500	Tallman Gulch Metropolitan District, Douglas County, Colorado, Limited Tax General	12/22 at 103.00	N/R	526,165
	Obligation Refunding and Improvement Bonds, Subordinate Limited Tax General Obligation Bonds,
	Series 2018A, 5.250%, 12/01/47
1,000	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado,	3/26 at 103.00	N/R	892,650
	General Obligation Limited Bonds, Convertible Capital Appreciation Series 2021A-2, 5.500%,
	12/01/51 (6)
1,270	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado,	3/26 at 103.00	N/R	1,414,704
	General Obligation Limited Bonds, Series 2021A-1, 5.000%, 12/01/41
5,000	Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General	12/23 at 81.31	N/R	3,634,750
	Obligation Bonds, Convertible Capital Appreciation Series 2020A-2, 6.000%, 12/01/50
10,000	Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General	12/23 at 103.00	N/R	10,574,800
	Obligation Bonds, Series 2020A-1, 5.375%, 12/01/50
1,000	Verve Metropolitan District 1, Jefferson County and the City and County of Broomfield,	3/26 at 103.00	N/R	1,082,600
	Colorado, General Obligation Bonds, Refunding and Improvement Limited Tax Series 2021,
	5.000%, 12/01/51
2,000	Windler Public Improvement Authority, Aurora, Colorado, Limited Tax Supported Revenue	9/26 at 103.00	N/R	1,924,840
	Bonds, Series 2021A-1, 4.125%, 12/01/51, 144A
1,000	Woodmen Heights Metropolitan District 2, El Paso County, Colorado, General Obligation	12/25 at 103.00	N/R	1,080,390
	Limited Tax Bonds, Taxable Converting to Tax-Exempt Refunding Subordinate Series 2020B-1,
	6.250%, 12/15/40
106,680	Total Colorado			111,105,646
	Connecticut – 1.0% (0.7% of Total Investments)
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford	No Opt. Call	BBB+	602,280
	Hospital, Series 2021L-1, 4.000%, 7/01/30
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,
	Series 2020A:
3,750	5.000%, 5/01/37	5/30 at 100.00	AA–	4,769,475
750	5.000%, 5/01/38	5/30 at 100.00	AA–	951,900
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,
	Series 2021A:
1,605	4.000%, 5/01/36	5/31 at 100.00	AA–	1,915,985
1,015	5.000%, 5/01/41	5/31 at 100.00	AA–	1,303,463
7,620	Total Connecticut			9,543,103

NDMO	Nuveen Dynamic Municipal Opportunities Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	District of Columbia – 1.7% (1.1% of Total Investments)
	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding
	Series 2021A:
$ 2,220	5.000%, 10/01/29 (AMT)	No Opt. Call	A+	$ 2,795,602
2,305	5.000%, 10/01/30 (AMT)	No Opt. Call	A+	2,938,206
1,840	5.000%, 10/01/31 (AMT)	No Opt. Call	A+	2,386,609
	Washington Convention and Sports Authority, Washington D.C., Dedicated Tax Revenue
	Bonds, Refunding Senior Lien Series 2021A:
505	4.000%, 10/01/35	10/30 at 100.00	A+	599,799
1,060	4.000%, 10/01/38	10/30 at 100.00	A+	1,249,422
	Washington Convention and Sports Authority, Washington D.C., Dedicated Tax Revenue
	Bonds, Refunding Senior Lien Series 2021B:
365	4.000%, 10/01/33	10/30 at 100.00	A+	435,124
425	4.000%, 10/01/34	10/30 at 100.00	A+	505,546
180	4.000%, 10/01/35	10/30 at 100.00	A+	213,790
815	4.000%, 10/01/36	10/30 at 100.00	A+	965,424
995	4.000%, 10/01/37	10/30 at 100.00	A+	1,175,423
625	4.000%, 10/01/38	10/30 at 100.00	A+	736,687
1,000	4.000%, 10/01/39	10/30 at 100.00	A+	1,174,990
12,335	Total District of Columbia			15,176,622
	Florida – 17.0% (11.4% of Total Investments)
1,000	Ave Maria Stewardship Community District, Florida, Bond Anticipation Notes, Phase 4	5/23 at 100.00	N/R	995,050
	Master Improvements Project, Series 2021, 3.500%, 5/01/26, 144A
1,565	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds,	5/31 at 100.00	N/R	1,615,033
	Ave Maria National Project, Series 2021, 3.750%, 5/01/41
500	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds,	5/32 at 100.00	N/R	520,015
	Maple Ridge Phase 3 Master Improvements Project, Series 2021, 4.000%, 5/01/52, 144A
1,000	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special	5/31 at 100.00	N/R	1,035,190
	Assessment Bonds, 2021 Project Series 2021, 4.000%, 5/01/52, 144A
1,310	Banyan Cay Community Development District, West Palm Beach, Florida, Special Assessment	11/30 at 100.00	N/R	1,339,842
	Bonds, 2020-1, 4.000%, 11/01/51
1,500	Belmont II Community Development District, Hillsborough County, Florida, Special	12/30 at 100.00	N/R	1,561,635
	Assessment Revenue Bonds, 2020 Aessessment Area, Series 2020, 4.000%, 12/15/50
2,500	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019B, 4.000%, 9/01/39	9/29 at 100.00	A	2,852,850
	(AMT) (UB) (4)
	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, South Tech
	Schools Project, Series 2020A:
1,235	5.000%, 6/15/40, 144A	6/27 at 100.00	N/R	1,323,500
1,260	5.000%, 6/15/55, 144A	6/27 at 100.00	N/R	1,333,193
	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2021:
250	4.000%, 8/15/51, 144A	8/28 at 100.00	N/R	236,653
450	4.200%, 8/15/56, 144A	8/28 at 100.00	N/R	424,845
500	4.250%, 8/15/61, 144A	8/28 at 100.00	N/R	470,755
3,690	Capital Trust Agency, Florida, Revenue Bonds, Educational Growth Fund, LLC, Charter	7/31 at 100.00	N/R	4,159,700
	School Portfolio Projects, Series 2021A-1, 5.000%, 7/01/56, 144A
1,000	Capital Trust Agency, Florida, Revenue Bonds, St. Johns Classical Academy, Refunding	6/30 at 100.00	N/R	1,013,440
	Series 2021A, 4.000%, 6/15/56, 144A
	Central Florida Expressway Authority, Revenue Bonds, Refunding Senior Lien Series 2021:
1,070	4.000%, 7/01/34 – AGM Insured	7/31 at 100.00	AA	1,302,308
195	4.000%, 7/01/37 – AGM Insured	7/31 at 100.00	AA	234,427
600	4.000%, 7/01/38 – AGM Insured	7/31 at 100.00	AA	717,234
525	4.000%, 7/01/39 – AGM Insured	7/31 at 100.00	AA	627,002
6,285	Currents Community Development District, Collier County, Florida, Capital Improvement	No Opt. Call	N/R	6,744,245
	Revenue Bonds, Series 2020B, 4.250%, 5/01/41, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,500	Cypress Park Estates Community Development District, Florida, Special Assessment Revenue	5/32 at 100.00	N/R	$ 1,560,360
	Bonds, Assessment Area 1 Project, Series 2020, 4.000%, 5/01/51, 144A
2,500	Cypress Preserve Community Development District, Pasco County, Florida, Special	11/29 at 100.00	N/R	2,608,400
	Assessment Bonds, Assessment Area 2, Series 2019, 4.125%, 11/01/50
1,000	Edgewater East Community Development District, Osceola County, Florida, Special	5/31 at 100.00	N/R	1,038,430
	Assessment Revenue Bonds, Assessment Area 1 Series 2021, 4.000%, 5/01/51
10,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Discovery	6/29 at 100.00	N/R	10,865,900
	High School Project, Series 2020A, 5.000%, 6/01/55, 144A
1,100	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Mater	6/27 at 100.00	BBB	1,248,159
	Academy Projects, Series 2020A, 5.000%, 6/15/50, 144A
500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, River	7/28 at 100.00	Baa3	534,285
	City Science Academy Projects, Series 2021A, 4.000%, 7/01/55
17,650	Florida Development Finance Corporation, Florida, Surface Transportation Facility	1/24 at 107.00	N/R	19,061,647
	Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49
	(AMT), 144A
5,890	Florida Development Finance Corporation, Florida, Surface Transportation Facility	11/21 at 104.00	N/R	5,969,692
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A, 6.500%, 1/01/49 (AMT)
	(Mandatory Put 1/01/29), 144A
	Florida Development Finance Corporation, Healthcare Facilties Revenue Bonds, Lakeland
	Regional Health Systems, Series 2021:
1,265	4.000%, 11/15/35	11/31 at 100.00	A2	1,541,213
935	4.000%, 11/15/36	11/31 at 100.00	A2	1,134,174
1,190	4.000%, 11/15/37	11/31 at 100.00	A2	1,439,115
1,110	4.000%, 11/15/38	11/31 at 100.00	A2	1,339,060
1,005	4.000%, 11/15/39	11/31 at 100.00	A2	1,209,186
1,100	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Jacksonville	6/28 at 100.00	N/R	1,258,708
	University Project, Series 2018A-1, 5.000%, 6/01/48, 144A
11,180	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins	12/30 at 100.00	A2	11,652,243
	College Project, Refunding Series 2020A, 3.000%, 12/01/48 (UB) (4)
2,270	Florida State Board of Governors, Dormitory Revenue Bonds, University of Florida, Series	7/31 at 100.00	AA–	2,745,837
	2021A, 4.000%, 7/01/35
985	Forest Lake Community Development District, Polk County, Florida, Special Assessment	5/30 at 100.00	N/R	1,022,361
	Bonds, Assessment Area 1 Project, Series 2020, 4.000%, 5/01/51, 144A
	Grand Oaks Community Development District, Saint Johns County, Florida, Special
	Assessment Bonds, Assessment Area 2, Series 2020:
1,100	4.250%, 5/01/40	5/31 at 100.00	N/R	1,156,177
1,500	4.500%, 5/01/52	5/31 at 100.00	N/R	1,576,965
1,000	Hammock Reserve Community Development District, Haines City, Florida, Special Assessment	5/30 at 100.00	N/R	1,037,130
	Revenue Bonds, Area1 Project, Series 2020, 4.000%, 5/01/51
10,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds,	2/31 at 100.00	Baa1	10,606,800
	Florida Health Sciences Center Inc D/B/A Tampa General Hospital, Series 2020A, 3.500%,
	8/01/55 (UB) (4)
	JEA, Florida, Water and Sewer System Revenue Bonds, Series 2021A:
625	4.000%, 10/01/38	10/31 at 100.00	Aa3	759,506
215	4.000%, 10/01/39	10/31 at 100.00	Aa3	260,586
1,070	3.000%, 10/01/40	10/31 at 100.00	Aa3	1,160,083
720	3.000%, 10/01/41	10/31 at 100.00	Aa3	778,356
1,250	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds,	5/30 at 100.00	N/R	1,300,250
	Northeast Sector Project, Phase 2B, Series 2020, 4.000%, 5/01/50, 144A
	Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai
	Medical Center of Florida Project, Series 2021B:
1,380	4.000%, 11/15/46	11/31 at 100.00	Baa1	1,578,016
5,100	3.000%, 11/15/51	11/31 at 100.00	Baa1	5,210,262
1,865	4.000%, 11/15/51	11/31 at 100.00	Baa1	2,118,696

NDMO	Nuveen Dynamic Municipal Opportunities Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,225	Miami Dade County Industrial Development Authority, Florida, Educational Facilities	6/26 at 103.00	N/R	$ 1,275,495
	Revenue Bonds, Miami Community Charter School Inc Project, Series 2020A, 5.000%, 6/01/47, 144A
8,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series	7/24 at 100.00	BBB+	8,828,160
	2014A, 5.000%, 7/01/44 (4)
3,275	Miami-Dade County, Florida, Seaport Revenue Bonds, Refunding Series 2021A-2, 3.000%,	10/31 at 100.00	A3	3,433,641
	10/01/45 – AGM Insured (4)
	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2021:
515	3.000%, 10/01/36	4/31 at 100.00	A+	566,227
1,200	3.000%, 10/01/40	4/31 at 100.00	A+	1,291,080
1,500	Mirada II Community Development District, Florida, Capital Improvement Revenue Bonds,	5/31 at 100.00	N/R	1,544,235
	Series 2021, 4.000%, 5/01/51
3,495	Miramar, Florida, Special Obligation Revenue Bonds, Taxable Refunding Series 2021,	10/31 at 100.00	AA–	3,500,487
	2.643%, 10/01/36
1,000	North Powerline Road Community Development District, Polk County, Florida, Special	5/30 at 100.00	N/R	1,032,750
	Assessment Revenue Bonds, Series 2020, 4.000%, 5/01/51
1,000	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	8/31 at 100.00	N/R	1,043,470
	Bonds, Development Unit 53, Series 2021, 4.000%, 8/01/51
1,500	Parrish Plantation Community Development District, Manatee County, Florida, Special	5/31 at 100.00	N/R	1,547,895
	Assessment Revenue Bonds, Assessment Area 1, Series 2021, 4.000%, 5/01/52
500	Sawyers Landing Community Development District, Florida, Special Assessment Revenue	5/31 at 100.00	N/R	525,930
	Bonds, Series 2021, 4.250%, 5/01/53, 144A
1,500	Stoneybrook South Championsgate Community Development District, Florida, Special	12/30 at 100.00	N/R	1,527,840
	Assessment Revenue Bonds, Fox South Assessment Area, Series 2020, 3.750%, 12/15/50, 144A
300	Summit View Community Development District, Dade City, Florida, Special Assessment	No Opt. Call	N/R	294,501
	Revenue Bonds, Series 2021B, 5.000%, 5/01/41
16,435	Tampa, Florida, Capital Improvement Cigarette Tax Allocation Bonds, H. Lee Moffitt	9/30 at 38.62	A+	4,929,514
	Cancer Center Project, Series 2020A, 0.000%, 9/01/53
500	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds,	9/23 at 100.00	N/R	492,730
	South Assessment Area Series 2021B, 4.625%, 5/01/36, 144A
425	Tradition Community Development District 9, Port Saint Lucie, Florida, Special	No Opt. Call	N/R	417,983
	Assessment Bonds, Series 2021, 2.700%, 5/01/31
980	Windward Community Development District, Florida, Special Assessment Bonds, Series	No Opt. Call	N/R	1,041,181
	2020A-2, 4.400%, 11/01/35
156,790	Total Florida			155,571,633
	Georgia – 1.2% (0.8% of Total Investments)
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation
	Certificates, Northeast Georgia Health Services Inc., Series 2021A:
2,215	3.000%, 2/15/51	2/31 at 100.00	A	2,239,742
7,500	4.000%, 2/15/51 (4)	2/31 at 100.00	A	8,512,125
9,715	Total Georgia			10,751,867
	Guam – 0.7% (0.4% of Total Investments)
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2021F. Forward Delivery:
180	5.000%, 1/01/30	No Opt. Call	Ba1	223,895
180	5.000%, 1/01/31	No Opt. Call	Ba1	228,339
420	4.000%, 1/01/36	1/31 at 100.00	Ba1	480,022
415	4.000%, 1/01/42	1/31 at 100.00	Ba1	462,941
1,600	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Refunding Series 2021A,	5/31 at 100.00	Ba1	1,977,936
	5.000%, 11/01/40
	Guam A.B. Won Pat International Airport Authority, Revenue Bonds, Series 2021A:
750	2.499%, 10/01/25	No Opt. Call	Baa2	752,467
835	2.899%, 10/01/27	No Opt. Call	Baa2	833,681
765	3.099%, 10/01/28	No Opt. Call	Baa2	765,176
450	4.460%, 10/01/43	10/31 at 100.00	Baa2	467,955
5,595	Total Guam			6,192,412

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Idaho – 0.1% (0.1% of Total Investments)
	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal
	Highway Trust Funds, Series 2021A:
$ 645	4.000%, 7/15/38	7/31 at 100.00	A2	$ 767,692
500	4.000%, 7/15/39	7/31 at 100.00	A2	591,155
1,145	Total Idaho			1,358,847
	Illinois – 9.2% (6.2% of Total Investments)
3,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	3,582,960
	Refunding Series 2017C, 5.000%, 12/01/30
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014:
5,000	5.250%, 12/01/49 (UB) (4)	12/24 at 100.00	AA	5,673,350
10,000	5.250%, 12/01/49	12/24 at 100.00	AA	11,346,700
3,825	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior	1/27 at 100.00	A	4,529,986
	Lien Series 2016D, 5.000%, 1/01/47
2,000	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 5.000%, 1/01/40	11/21 at 100.00	Ba1	2,015,240
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2021A:
1,825	5.000%, 11/15/31	11/30 at 100.00	A2	2,374,964
1,200	5.000%, 11/15/32	11/30 at 100.00	A2	1,557,432
1,175	5.000%, 11/15/33	11/30 at 100.00	A2	1,520,732
	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2021A:
175	4.000%, 11/15/39	11/30 at 100.00	AA–	203,796
475	4.000%, 11/15/40	11/30 at 100.00	AA–	551,608
5,085	DuPage County, Illinois, Revenue Bonds, Morton Arboretum Project, Green Series 2020,	5/30 at 100.00	A1	5,189,751
	3.000%, 5/15/47
2,000	Illinois Finance Authority, Local Government Program Revenue Bonds, Maine Township High	12/29 at 100.00	Aa1	2,363,440
	School District Number 207 Project, Series 2019, 4.000%, 12/01/36
250	Illinois Finance Authority, Revenue Bonds, Acero Charter Schools, Inc., Series 2021,	10/31 at 100.00	BB+	273,090
	4.000%, 10/01/42, 144A
875	Illinois Finance Authority, Revenue Bonds, Lutheran Home and Services, Series 2019A,	11/26 at 103.00	N/R	959,324
	5.000%, 11/01/49
10,000	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2020A, 3.000%,	11/30 at 100.00	A3	10,294,700
	5/15/50 (UB) (4)
4,400	Illinois State, General Obligation Bonds, Build America Taxable Bonds, Series 2010-4,	No Opt. Call	BBB–	5,724,004
	7.100%, 7/01/35
6,195	Illinois State, General Obligation Bonds, Build America Taxable Bonds, Series 2010-5,	No Opt. Call	BBB–	7,874,031
	7.350%, 7/01/35 (4)
5,000	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3,	No Opt. Call	BBB–	6,192,450
	6.725%, 4/01/35
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Refunding Series 2022A:
645	0.000%, 12/15/35 (WI/DD, Settling 3/17/22)	12/31 at 90.33	BB+	456,221
1,285	0.000%, 6/15/36 (WI/DD, Settling 3/17/22)	12/31 at 89.03	BB+	891,610
1,285	0.000%, 6/15/37 (WI/DD, Settling 3/17/22)	12/31 at 86.57	BB+	862,351
1,605	0.000%, 12/15/38 (WI/DD, Settling 3/17/22)	12/31 at 82.94	BB+	1,026,125
1,545	0.000%, 6/15/39 (WI/DD, Settling 3/17/22)	12/31 at 81.66	BB+	967,912
1,500	0.000%, 6/15/40 (WI/DD, Settling 3/17/22)	12/31 at 79.15	BB+	906,960
645	0.000%, 6/15/41 (WI/DD, Settling 3/17/22)	12/31 at 76.71	BB+	375,538
550	0.000%, 12/15/41 (WI/DD, Settling 3/17/22)	12/31 at 75.58	BB+	315,144
5,190	Romeoville, Will County, Illinois, Revenue Bonds, Lewis University Project, Series 2015,	4/25 at 100.00	BBB	5,717,615
	5.000%, 10/01/35
76,730	Total Illinois			83,747,034

NDMO	Nuveen Dynamic Municipal Opportunities Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 0.9% (0.6% of Total Investments)
$ 1,415	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds,	6/30 at 100.00	N/R	$ 1,528,625
	Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.875%,
	6/01/55, 144A
3,445	Indiana Finance Authority, Educational Facilities Revenue Bonds, Rose Hulman Institute	12/28 at 100.00	A2	4,161,939
	Of Technology Project, Series 2018, 5.000%, 6/01/39
1,625	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	11/30 at 100.00	B3	2,136,046
	Corporation Project, Series 2020, 6.750%, 5/01/39 (AMT)
6,485	Total Indiana			7,826,610
	Iowa – 0.5% (0.3% of Total Investments)
3,340	Iowa Finance Authority, State Revolving Fund Revenue Bonds, Green Series 2021A,	8/31 at 100.00	AAA	4,365,681
	5.000%, 8/01/40
	Kansas – 0.1% (0.1% of Total Investments)
985	Kansas Independent College Finance Authority, Educational Facilities Revenue Bonds,	6/22 at 103.00	N/R	1,030,674
	Ottawa University Project, Series 2015, 7.000%, 6/01/45, 144A
	Kentucky – 1.6% (1.1% of Total Investments)
3,000	Bell County, Kentucky, Special Assessment Industrial Building Revenue Bonds, Boone’s	12/30 at 100.00	N/R	3,143,040
	Ridge Project, Series 2020, 6.000%, 12/01/40
3,255	Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities	6/31 at 100.00	A	3,321,825
	Company Project, Refunding Series 2006B, 2.125%, 10/01/34 (AMT)
4,310	Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities	6/31 at 100.00	A	4,389,347
	Company Project, Series 2008A, 2.000%, 2/01/32 (AMT)
2,515	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project,	9/26 at 100.00	Baa1	2,994,233
	Refunding Series 2016A, 5.000%, 9/01/36 – NPFG Insured
1,000	Newport, Kentucky, Special Obligation Revenue Bonds, Newport Clifton Project, Series	12/30 at 100.00	N/R	1,017,820
	2020B, 5.500%, 12/01/60
14,080	Total Kentucky			14,866,265
	Louisiana – 2.1% (1.4% of Total Investments)
1,150	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Lincoln Preparatory	6/31 at 100.00	N/R	1,243,449
	School Project, Series 2021A, 5.250%, 6/01/51, 144A
	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation
	Project, Series 2020A:
5,355	3.000%, 5/15/47 (UB) (4)	5/30 at 100.00	A3	5,632,175
2,145	4.000%, 5/15/49 (UB) (4)	5/30 at 100.00	A3	2,442,061
2,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A–	2,344,640
	Project, Series 2017B, 5.000%, 1/01/48 (AMT)
	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Taxable Refunding Series 2021:
2,000	2.839%, 6/01/41 – AGM Insured	6/31 at 100.00	BBB+	2,004,160
1,500	2.939%, 6/01/45 – AGM Insured	6/31 at 100.00	BBB+	1,494,030
1,100	New Orleans, Louisiana, Water Revenue Bonds, Taxable Refunding Series 2021, 2.889%,	12/31 at 100.00	BBB+	1,097,063
	12/01/41 – AGM Insured
2,000	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series	6/30 at 100.00	BB–	2,625,600
	2010, 6.350%, 7/01/40, 144A
600	Tangipahoa Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, North	2/31 at 100.00	BBB+	694,848
	Oaks Health System Project, Refunding Series 2021, 4.000%, 2/01/38
17,850	Total Louisiana			19,578,026
	Maryland – 1.6% (1.1% of Total Investments)
2,200	Frederick County, Maryland, Special Obligation Bonds, Urbana Community Development	7/30 at 100.00	N/R	2,448,314
	Authority, Refunding Series 2020C, 4.000%, 7/01/50
5,330	Frederick County, Maryland, Special Tax Limited Obligation Bonds, Jefferson Technology	7/30 at 102.00	N/R	6,215,686
	Park Project, Refunding Series 2020A, 5.000%, 7/01/43, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Maryland Department of Transportation, Special Transportation Project Revenue Bonds,
	Series 2021B:
$ 275	4.000%, 8/01/37 (AMT)	8/31 at 100.00	A	$ 321,890
305	4.000%, 8/01/38 (AMT)	8/31 at 100.00	A	355,859
365	4.000%, 8/01/39 (AMT)	8/31 at 100.00	A	424,422
915	4.000%, 8/01/40 (AMT)	8/31 at 100.00	A	1,060,778
915	4.000%, 8/01/41 (AMT)	8/31 at 100.00	A	1,057,850
2,495	Maryland Economic Development Corporation, Federal Lease Revenue Bonds, SSA Baltimore	1/34 at 100.00	Baa3	2,672,070
	Project, Taxable Series 2021, 3.997%, 4/01/34
12,800	Total Maryland			14,556,869
	Michigan – 0.6% (0.4% of Total Investments)
5,000	Detroit, Wayne County, Michigan, General Obligation Bonds, Financial Recovery Series	11/21 at 100.00	N/R	4,782,350
	2014B-1, 4.000%, 4/01/44
7,610	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco	12/30 at 18.38	N/R	967,764
	Receipts, Series 2020B2-CL2, 0.010%, 6/01/65
12,610	Total Michigan			5,750,114
	Minnesota – 0.3% (0.2% of Total Investments)
1,140	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	12/28 at 102.00	BB	1,208,218
	Bonds, Hope Community Academy Project, Series 2020A, 5.000%, 12/01/55
1,100	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	6/29 at 102.00	N/R	1,113,079
	Bonds, Math & Science Academy Charter School Project, Series 2021A, 4.000%, 6/01/41, 144A
2,240	Total Minnesota			2,321,297
	Missouri – 1.2% (0.8% of Total Investments)
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities
	Revenue Bonds, Southeasthealth, Series 2021:
100	4.000%, 3/01/41	3/31 at 100.00	Ba1	112,407
310	3.000%, 3/01/46	3/31 at 100.00	Ba1	312,920
80	4.000%, 3/01/46	3/31 at 100.00	Ba1	88,917
1,100	M150 and 135th Street Transportation Development District, Kansas City, Missouri,	10/27 at 100.00	N/R	1,132,846
	Transportation Sales Tax Revenue Bonds, Series 2020A, 4.250%, 10/01/43
4,940	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	6/30 at 100.00	A+	5,132,759
	Mercy Health, Series 2020, 3.000%, 6/01/53 (UB) (4)
3,155	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention	10/30 at 100.00	A2	3,878,915
	Center, Expansion & Improvement Projects Series 2020, 5.000%, 10/01/45 – AGM
	Insured (UB) (4)
9,685	Total Missouri			10,658,764
	Nevada – 0.4% (0.3% of Total Investments)
2,000	Director of Nevada State Department of Business & Industry, Environmental Improvement	2/31 at 100.00	N/R	2,127,320
	Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2020, 6.750%, 2/15/38, 144A
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 611 Sunstone
	Phase I and II, Series 2020:
450	4.000%, 6/01/40	6/30 at 100.00	N/R	489,546
1,150	4.125%, 6/01/50	6/30 at 100.00	N/R	1,242,080
3,600	Total Nevada			3,858,946
	New Hampshire – 0.1% (0.1% of Total Investments)
1,250	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Catholic Medical	7/27 at 100.00	Baa3	1,336,313
	Center, Series 2017, 3.750%, 7/01/40
	New Jersey – 6.4% (4.3% of Total Investments)
7,850	New Jersey Economic Development Authority, School Facilities Construction Bonds, Social Series	12/30 at 100.00	BBB	8,854,408
	2021QQQ, 4.000%, 6/15/46 (UB) (4)

NDMO	Nuveen Dynamic Municipal Opportunities Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Health Care Facilities Authority, Revenue Bonds, Atlanticare Health System
	Obligated Group Issue, Series 2021:
$ 1,910	3.000%, 7/01/41	7/31 at 100.00	AA–	$ 2,030,254
1,560	3.000%, 7/01/51	7/31 at 100.00	AA–	1,627,673
11,410	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health	7/31 at 100.00	AA–	11,884,998
	Obligated Group, Series 2021A, 3.000%, 7/01/51
1,000	New Jersey State, General Obligation Bonds, Covid-19 Emergency Series 2020A, 3.000%, 6/01/32	No Opt. Call	BBB+	1,113,900
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Forward
	Delivery Series 2022A:
620	4.000%, 6/15/38 (WI/DD, Settling 4/27/22)	6/32 at 100.00	BBB	710,291
770	4.000%, 6/15/39 (WI/DD, Settling 4/27/22)	6/32 at 100.00	BBB	879,540
700	4.000%, 6/15/40 (WI/DD, Settling 4/27/22)	6/32 at 100.00	BBB	797,573
640	4.000%, 6/15/41 (WI/DD, Settling 4/27/22)	6/32 at 100.00	BBB	726,963
520	4.000%, 6/15/42 (WI/DD, Settling 4/27/22)	6/32 at 100.00	BBB	588,749
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA:
25,990	3.000%, 6/15/50 (UB) (4)	12/30 at 100.00	BBB	26,519,416
545	4.000%, 6/15/50 (UB) (4)	12/30 at 100.00	BBB	611,468
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2021A:
935	4.000%, 6/15/34	6/31 at 100.00	BBB	1,095,147
385	4.000%, 6/15/35	6/31 at 100.00	BBB	449,603
440	4.000%, 6/15/36	6/31 at 100.00	BBB	511,720
55,275	Total New Jersey			58,401,703
	New Mexico – 0.8% (0.5% of Total Investments)
7,000	Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross	11/23 at 103.00	N/R	7,151,480
	Receipts Tax Increment Bonds, Subordinate Lien Series 2020, 8.000%, 5/01/40, 144A
	New York – 20.1% (13.5% of Total Investments)
5,880	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine,
	Inc, Series 2015, 5.500%, 9/01/45, 144A	9/25 at 100.00	N/R	6,602,652
5,000	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School,
	Series 2020A-1, 5.500%, 6/01/55, 144A	12/30 at 100.00	N/R	5,107,200
	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School,
	Series 2020C-1:
1,310	5.000%, 6/01/40, 144A	12/30 at 100.00	N/R	1,389,412
3,000	5.000%, 6/01/55, 144A	12/30 at 100.00	N/R	3,122,040
1,000	Build NYC Resource Corporation, Revenue Bonds, Shefa School, Series 2021A,	6/31 at 100.00	N/R	1,181,580
	5.000%, 6/15/51, 144A
10,000	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health System	7/29 at 100.00	Ba2	10,668,100
	Obligated Group Series 2019A, 4.000%, 7/01/45 (UB) (4)
9,120	Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals	7/30 at 100.00	A3	10,453,253
	Obligated Group, Series 2020A, 4.000%, 7/01/53 (UB) (4)
20,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General	9/30 at 100.00	Aa2	20,837,200
	Purpose, Series 2020A Bidding Group 1 thru 5, 3.000%, 3/15/50 (UB) (4)
7,775	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General	9/30 at 100.00	Aa2	8,319,483
	Purpose, Series 2020A. Bidding Group 1 thru 5, 3.000%, 3/15/38 (4)
705	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2021,	9/31 at 100.00	A	754,167
	3.000%, 9/01/40
10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014D-1,	11/24 at 100.00	BBB+	11,153,400
	5.250%, 11/15/44 (UB) (4)
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes
	Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A:
1,000	3.000%, 1/01/34 – AGM Insured	1/31 at 100.00	BBB	1,080,730
1,205	3.000%, 1/01/37 – AGM Insured	1/31 at 100.00	BBB	1,284,590

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue
	Bonds, Yankee Stadium Project, Series 2020A:
$ 5,385	3.000%, 3/01/39 – AGM Insured (UB) (4)	9/30 at 100.00	BBB+	$ 5,711,008
3,845	3.000%, 3/01/40 – AGM Insured (UB) (4)	9/30 at 100.00	BBB+	4,066,241
3,500	4.000%, 3/01/45	9/30 at 100.00	Baa1	3,923,430
2,275	3.000%, 3/01/49 (UB) (4)	9/30 at 100.00	Baa1	2,322,752
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second
	General Resolution Revenue Bonds, Fiscal 2022 Series BB-1:
5,680	3.000%, 6/15/44	12/31 at 100.00	AA+	5,998,762
7,500	4.000%, 6/15/45	12/31 at 100.00	AA+	8,817,825
575	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/31 at 100.00	Aa3	677,241
	Fiscal 2022 Subseries S-1A, 4.000%, 7/15/40
500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/31 at 100.00	Aa1	652,165
	Subordinate Fiscal 2021 Subseries F-1, 5.000%, 11/01/34
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2022 Subseries B-1:
5,130	4.000%, 8/01/45	8/31 at 100.00	Aa1	5,967,011
2,580	4.000%, 8/01/48	8/31 at 100.00	Aa1	2,988,414
	New York City, New York, General Obligation Bonds, Fiscal 2021 Series D:
1,000	1.623%, 8/01/28	No Opt. Call	AA-	978,820
1,410	2.223%, 8/01/35	No Opt. Call	AA-	1,370,196
1,790	New York City, New York, General Obligation Bonds, Fiscal 2021 Series E, 1.623%, 8/01/28	No Opt. Call	AA–	1,752,088
4,000	New York Counties Tobacco Trust IV, Tobacco Settlement Pass-Through Bonds, Turbo Term	11/21 at 100.00	B–	4,043,880
	Series 2005A, 5.000%, 6/01/42
3,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	3,273,060
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
1,050	New York State Urban Development Corp, 4.000%, 3/15/44	9/31 at 100.00	AA+	1,227,712
3,675	New York State Urban Development Corporation, State Sales Tax Revenue Bonds,	9/31 at 100.00	AA+	4,302,763
	Series 2021A, 4.000%, 3/15/45
180	New York Transportation Development Corporation, New York, Facility Revenue Bonds, Thruway	10/31 at 100.00	BBB–	205,970
	Service Areas Project, Series 2021, 4.000%, 10/31/41 (AMT)
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	American Airlines, Inc. John F Kennedy International Airport Project, Series 2020:
12,210	5.250%, 8/01/31 (AMT)	8/30 at 100.00	B-	14,391,561
3,400	5.375%, 8/01/36 (AMT)	8/30 at 100.00	B-	4,245,376
515	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,	No Opt. Call	B	529,296
	American Airlines, Inc. John F Kennedy International Airport Project, Series 2021,
	2.250%, 8/01/26 (AMT)
1,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,	12/30 at 100.00	BBB	1,115,960
	Terminal 4 John F Kennedy International Airport Project, Series 2020C, 4.000%, 12/01/41
1,000	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta	No Opt. Call	BB+	1,161,670
	Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020,
	4.000%, 10/01/30 (AMT)
2,200	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	A+	2,539,834
	Eleventh Series 2018, 4.000%, 9/01/43
2,350	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	7/31 at 100.00	A+	2,734,037
	Twenty-Third Series 2021, 4.000%, 7/15/40 (AMT)
5,000	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel	No Opt. Call	CC	4,989,250
	Center Project, Taxable Series 2007B, 5.693%, 1/01/28 – SYNCORA GTY Insured, 144A
2,015	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien	11/31 at 100.00	AA+	2,559,695
	Series 2021C-1A, 5.000%, 5/15/51
3,955	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien	11/31 at 100.00	AA+	4,111,025
	Series 2021C-3, 3.000%, 5/15/51

NDMO	Nuveen Dynamic Municipal Opportunities Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 4,190	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien	5/31 at 100.00	AA+	$ 5,271,439
	Subseries 2021A-1, 5.000%, 5/15/51
166,905	Total New York			183,882,288
	North Carolina – 0.1% (0.0% of Total Investments)
415	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue	9/28 at 103.00	BBB	473,702
	Bonds, The Forest at Duke, Inc., Series 2021, 4.000%, 9/01/41
	Ohio – 6.9% (4.7% of Total Investments)
	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds,
	Summa Health Obligated Group, Refunding Series 2020:
220	4.000%, 11/15/36 (UB) (4)	11/30 at 100.00	Baa2	254,355
1,500	4.000%, 11/15/38 (UB) (4)	11/30 at 100.00	Baa2	1,736,235
10,325	3.000%, 11/15/40 (UB) (4)	11/30 at 100.00	BBB+	10,599,542
7,750	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue	6/30 at 100.00	BBB+	7,808,357
	Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 3.000%, 6/01/48
9,140	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	10,263,580
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
	Cleveland, Ohio, General Obligation Bonds, Various Purpose Refunding Series 2021A:
485	3.000%, 12/01/32	6/30 at 100.00	A1	538,447
485	3.000%, 12/01/33	6/30 at 100.00	A1	535,275
605	3.000%, 12/01/34	6/30 at 100.00	A1	663,274
1,000	Columbus-Franklin County Finance Authority, Ohio, Tax Increment Financing Revenue Bonds,	6/29 at 100.00	N/R	1,090,740
	Bridge Park D Block Project, Series 2019A-1, 5.000%, 12/01/51
2,500	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG	7/29 at 100.00	B–	2,858,350
	Vanadium Project, Series 2019, 5.000%, 7/01/49 (AMT), 144A
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	993,550
	Generation Corporation Project, Refunding Series 2009D, 3.375%, 8/01/29
	(Mandatory Put 9/15/21)
750	Ohio Higher Educational Facility Commission, Senior Hospital Parking Revenue Bonds,	1/30 at 100.00	A3	892,515
	University Circle Incorporated 2020 Project, Series 2020, 5.000%, 1/15/50
21,000	Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle Project, Series 2020A,	12/27 at 103.00	N/R	24,026,730
	7.000%, 12/01/42 (AMT), 144A
1,000	Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle Project, Series 2020B,	12/26 at 105.00	N/R	1,176,560
	10.000%, 12/01/27 (AMT), 144A
57,760	Total Ohio			63,437,510
	Oklahoma – 0.1% (0.1% of Total Investments)
1,000	Mannford Public Works Authority, Oklahoma, Revenue Bonds, Capital Improvement Series 2021,	1/29 at 100.00	N/R	1,013,280
	3.250%, 1/01/51
	Oregon – 0.6% (0.4% of Total Investments)
5,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Taxable	No Opt. Call	Aa1	4,869,500
	Refunding Senior Lien Series 2020B, 1.330%, 11/15/28
250	Oregon State, General Obligation Bonds, Article XI-Q State Projects, Taxable Various	No Opt. Call	AA+	247,932
	Series 2021B, 1.528%, 5/01/28
5,250	Total Oregon			5,117,432
	Pennsylvania – 2.7% (1.8% of Total Investments)
5,000	Allegheny County Industrial Development Authority, Pennsylvania, Environmental Improvement	No Opt. Call	B3	6,031,600
	Revenue Bonds, United States Steel Corp., Refunding Series 2019, 5.125%, 5/01/30
980	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax	5/31 at 100.00	N/R	1,208,056
	Revenue Bonds, 615 Waterfront Project, Senior Series 2021, 6.000%, 5/01/42, 144A
500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	4/31 at 100.00	N/R	516,510
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 3.750%, 10/01/47
	(Mandatory Put 4/01/21)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 1,000	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of Science &	10/27 at 100.00	BB	$ 1,123,730
	Technology Project, Series 2017, 5.125%, 10/15/41, 144A
2,000	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of Science &	10/28 at 100.00	BB	2,458,680
	Technology Project, Series 2020, 6.250%, 10/15/53, 144A
1,315	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC	No Opt. Call	N/R	1,309,306
	Agribusiness Fairless Hills LLC Project, Series 2021A, 10.000%, 12/01/31
	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol
	Region Parking System, Junior Guaranteed Series 2013B:
995	0.000%, 1/01/45 – BAM Insured	No Opt. Call	A2	522,922
940	0.000%, 1/01/46 – BAM Insured	No Opt. Call	A2	477,379
1,025	0.000%, 1/01/47 – BAM Insured	No Opt. Call	A2	503,152
2,500	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds,	6/26 at 100.00	BBB	2,929,875
	Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/34 (AMT)
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A:
890	4.000%, 12/01/38	12/31 at 100.00	A3	1,040,330
1,000	4.000%, 12/01/39	12/31 at 100.00	A3	1,165,830
1,110	4.000%, 12/01/40	12/31 at 100.00	A3	1,288,999
1,175	4.000%, 12/01/41	12/31 at 100.00	A3	1,361,754
1,335	4.000%, 12/01/42	12/31 at 100.00	A3	1,542,512
800	Philadelphia Authority for Industrial Development, Pennsylvania, Charter School Revenue	6/31 at 100.00	BB	853,792
	Bonds, Philadelphia Electrical & Technology Charter School, Series 2021A, 4.000%, 6/01/51
500	Philadelphia Authority for Industrial Development, Pennsylvania, Charter School Revenue	6/28 at 100.00	BB+	571,925
	Bonds, Philadelphia Performing Arts: A String Theory Charter School, Series 2020,
	5.000%, 6/15/50, 144A
23,065	Total Pennsylvania			24,906,352
	Puerto Rico – 7.0% (4.7% of Total Investments)
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien	7/30 at 100.00	N/R	1,168,170
	Series 2020A, 5.000%, 7/01/47, 144A
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
5,020	5.125%, 7/01/37	7/22 at 100.00	CCC	5,178,130
2,000	6.000%, 7/01/47	7/22 at 100.00	CCC	2,074,180
8,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40 (5)	11/21 at 100.00	D	7,870,000
3,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005L,	No Opt. Call	AAA	3,105,000
	5.250%, 7/01/38 – AMBAC Insured
	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds,
	Series 2007M2:
1	1.850%, 7/01/34 (5)	11/21 at 100.00	N/R	1,144
4,585	1.850%, 7/01/34 (5)	11/21 at 100.00	N/R	5,312,869
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
20,000	0.010%, 7/01/46	7/28 at 41.38	N/R	6,519,800
35,000	0.000%, 7/01/51	7/28 at 30.01	N/R	8,286,950
5,514	4.750%, 7/01/53	7/28 at 100.00	N/R	6,159,248
2,500	5.000%, 7/01/58	7/28 at 100.00	N/R	2,828,600
17,000	Puerto Rico, General Obligation Bonds, Series 2014A, 1.990%, 7/01/35 (5)	11/21 at 100.00	N/R	15,002,500
103,620	Total Puerto Rico			63,506,591
	South Carolina – 0.3% (0.2% of Total Investments)
1,000	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds,	10/27 at 103.00	N/R	1,060,700
	Columbia College, Refunding Series 2020A, 5.625%, 10/01/40
1,000	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds,	11/26 at 100.00	N/R	1,013,740
	Hoese Creek Academy Project, Series 2021A, 5.000%, 11/15/55, 144A
250	South Carolina Jobs-Economic Development Authority, Retirement Community Revenue Notes,	11/21 at 100.00	N/R	253,355
	Kiawah Life Plan Village, Inc. Project, Series 2021A, 8.750%, 7/01/25
2,250	Total South Carolina			2,327,795

NDMO	Nuveen Dynamic Municipal Opportunities Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Dakota – 0.5% (0.3% of Total Investments)
$ 2,145	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Monument Health, Inc,	9/30 at 100.00	A1	$ 2,233,524
	Series 2020A, 3.000%, 9/01/45 (UB) (4)
1,800	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Monument Health, Inc.,	9/30 at 100.00	A1	2,049,192
	Series 2020A, 4.000%, 9/01/50 (UB) (4)
3,945	Total South Dakota			4,282,716
	Tennessee – 0.4% (0.3% of Total Investments)
	New Memphis Arena Public Building Authority, Memphis and Shelby County, Tennessee, Local
	Government Public Improvement Bonds, Capital Appreciation Series 2021:
1,250	0.000%, 4/01/32	4/31 at 98.30	AA	1,010,175
1,250	0.000%, 4/01/35	4/31 at 92.42	AA	920,962
1,250	0.000%, 4/01/36	4/31 at 90.26	AA	892,088
1,250	0.000%, 4/01/38	4/31 at 85.68	AA	836,913
5,000	Total Tennessee			3,660,138
	Texas – 7.3% (4.9% of Total Investments)
500	Abilene Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds,	10/31 at 100.00	N/R	525,050
	Second-Lien Series 2021B, 5.000%, 10/01/50, 144A
	Austin, Texas, Rental Car Special Facility Revenue Bonds, Taxable Refunding Series 2021:
500	1.027%, 11/15/26 – AGM Insured	No Opt. Call	A–	488,195
625	1.325%, 11/15/27 – AGM Insured	No Opt. Call	A–	610,700
500	1.710%, 11/15/29 – AGM Insured	No Opt. Call	A–	490,720
755	Bexar County, Texas, Venue Project Revenue Bonds, Taxable Refunding Combined Venue	8/31 at 100.00	A–	753,022
	Tax Series 2021, 3.031%, 8/15/41 – AGM Insured
	Carrollton-Farmers Branch Independent School District, Dallas County, Texas, General
	Obligation Bonds, School Building Series 2021:
190	3.000%, 2/15/37	2/30 at 100.00	AAA	209,477
175	3.000%, 2/15/38	2/30 at 100.00	AAA	192,525
145	3.000%, 2/15/39	2/30 at 100.00	AAA	159,153
115	3.000%, 2/15/40	2/30 at 100.00	AAA	125,978
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2021B,	1/31 at 100.00	A–	1,152,170
	4.000%, 1/01/41
460	Eagle Pass, Texas, Combination Tax and Limited Pledge Revenue Certificates of Obligation,	3/31 at 100.00	AA	548,771
	Series 2021, 4.000%, 3/01/38 – AGM Insured
1,000	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement	9/31 at 100.00	N/R	981,770
	District 1, Refunding Series 2021, 3.500%, 9/01/36, 144A
1,200	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Public Improvement District	9/30 at 100.00	N/R	1,233,372
	Neighbor Improvement Areas 1-2 Project, Series 2020, 4.000%, 9/15/50, 144A
	Houston Community College System, Texas, General Obligation Bonds, Taxable Refunding
	Limited Tax Series 2021B:
1,000	2.059%, 2/15/36	2/31 at 100.00	AA+	960,930
750	2.109%, 2/15/37	2/31 at 100.00	AA+	716,235
750	2.209%, 2/15/38	2/31 at 100.00	AA+	716,565
750	2.259%, 2/15/39	2/31 at 100.00	AA+	713,197
1,000	Kyle, Texas, Special Assessment Revenue Bonds, 6 Creeks Public Improvement District	9/30 at 100.00	N/R	1,011,840
	Improvement Area 2 Project, Series 2020, 4.000%, 9/01/46, 144A
6,225	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds,	11/31 at 100.00	A	7,299,373
	Refunding Series 2021, 4.000%, 11/01/38 – AGM Insured (AMT) (4)
	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA
	Transmission Services Corporation Project, Refunding Series 2021:
1,625	5.000%, 5/15/38	5/30 at 100.00	A	2,040,724
1,665	5.000%, 5/15/39	5/30 at 100.00	A	2,086,278
2,625	5.000%, 5/15/40	5/30 at 100.00	A	3,278,231
375	5.000%, 5/15/41	5/30 at 100.00	A	466,853
500	Marble Falls, Burnet County, Texas, Special Assessment Revenue Bonds, Thunder Rock Public	9/31 at 100.00	N/R	482,225
	Improvement District Improvement Area 1 Project, Series 2021, 4.125%, 9/01/41, 144A

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Texas (continued)
$ 625	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Sonoma Public Improvement District		9/31 at 100.00	N/R	$ 612,813
	Improvement Area 3 Project, Series 2021, 3.625%, 9/15/41, 144A
4,175	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds,		8/25 at 103.00	BB+	4,644,228
	Southwest Preparatory School, Series 2020A, 5.000%, 8/15/50, 144A
	New Hope Cultural Education Facilities Finance Corporation, Texas, Senior Living Revenue Bonds,
	Sanctuary LTC LLC Project, Series 2021A-1:
6,795	5.250%, 1/01/42		1/28 at 103.00	N/R	6,637,492
6,465	5.500%, 1/01/57		1/28 at 103.00	N/R	6,278,549
2,035	Sachse, Texas, Special Assessment Bonds, Sachse Public Improvement District 1 Major		9/30 at 100.00	N/R	2,111,882
	Improvement Area Project, Series 2020, 5.375%, 9/15/40, 144A
	San Antonio, Texas, Electric and Gas Systems Revenue Bonds, Refunding Junior Lien Series 2021A:
1,410	5.000%, 2/01/33		2/31 at 100.00	A+	1,842,602
1,520	5.000%, 2/01/34		2/31 at 100.00	A+	1,981,822
1,885	5.000%, 2/01/35		2/31 at 100.00	A+	2,451,254
1,875	5.000%, 2/01/36		2/31 at 100.00	A+	2,429,475
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds,
	Hendrick Medical Center, Taxable Series 2021:
450	3.292%, 9/01/40 – AGM Insured		9/30 at 100.00	A2	466,893
350	3.422%, 9/01/50 – AGM Insured		9/30 at 100.00	A2	361,701
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds,
	LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A:
2,630	4.000%, 6/30/35		12/30 at 100.00	BBB–	3,096,115
1,540	4.000%, 6/30/36		12/30 at 100.00	BBB–	1,805,973
2,195	4.000%, 12/31/37		12/30 at 100.00	BBB–	2,564,879
2,000	4.000%, 6/30/40		12/30 at 100.00	BBB–	2,315,800
60,380	Total Texas				66,844,832
	Utah – 0.4% (0.3% of Total Investments)
500	Red Bridge Public Infrastructure District 1, Utah, Limited Tax General Obligation Bonds,		2/26 at 103.00	N/R	514,335
	Series 2021A, 4.125%, 2/01/41, 144A
1,000	Utah Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School		1/25 at 102.00	N/R	1,028,910
	Project, Series 2020A, 5.125%, 7/15/51, 144A
1,000	Utah Charter School Finance Authority, Charter School Revenue Bonds, Providence Hall Projects,		10/31 at 100.00	Aa2	1,151,230
	Refunding Series 2021A, 4.000%, 10/15/51
	Utah Infrastructure Agency, Telecommunications Revenue Bonds, Series 2021:
375	4.000%, 10/15/41		4/31 at 100.00	BBB–	427,155
500	3.000%, 10/15/45		4/31 at 100.00	BBB–	507,145
	Vineyard Redevelopment Agency, Utah, Tax Increment Revenue Bonds, Refunding Series 2021:
60	4.000%, 5/01/36 – AGM Insured		5/31 at 100.00	AA	70,992
95	4.000%, 5/01/38 – AGM Insured		5/31 at 100.00	AA	111,818
3,530	Total Utah				3,811,585
	Virginia – 3.2% (2.2% of Total Investments)
5,000	Hampton Roads Transportation Accountability Commission, Virginia, Revenue Bonds, Hampton Roads		7/30 at 100.00	AA	6,303,900
	Transportation Fund, Senior Lien Series 2020A, 5.250%, 7/01/60
10,750	Roanoke Economic Development Authority, Virginia, Hospital Revenue Bonds, Carilion Clinic		7/30 at 100.00	AA–	12,385,827
	Obligated Group, Series 2020A, 4.000%, 7/01/51 (UB) (4)
1,510	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds,		6/25 at 100.00	B–	1,579,309
	Refunding Senior Lien Series 2007A, 6.706%, 6/01/46
	Virginia Commonwealth Transportation Board, Interstate 81 Corridor Program Revenue Bonds,
	Senior Lien Series 2021:
600	4.000%, 5/15/36		5/31 at 100.00	AA–	729,600
900	4.000%, 5/15/38		5/31 at 100.00	AA–	1,087,749
2,030	4.000%, 5/15/39		5/31 at 100.00	AA–	2,447,287
3,000	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project,		6/27 at 100.00	Baa3	3,549,180
	Senior Lien Series 2017, 5.000%, 12/31/49 (AMT)

NDMO	Nuveen Dynamic Municipal Opportunities Fund Portfolio of Investments (continued) October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 1,000	Virginia Small Business Financing Authority, Tourism Development Financing Program Revenue	10/30 at 120.40	N/R	$ 1,278,830
	Bonds, Virginia Beach Oceanfront South Hotel Project, Senior Series 2020A-1,
	8.000%, 10/01/43, 144A
24,790	Total Virginia			29,361,682
	Washington – 0.7% (0.5% of Total Investments)
1,230	King and Pierce Counties School District 408 Auburn, Washington, General Obligation Bonds,	12/30 at 100.00	Aaa	1,356,481
	Refunding Series 2020, 3.000%, 12/01/38
5,000	King County Housing Authority, Washington, Pooled Housing Revenue Bonds, Refunding	11/29 at 100.00	AAA	5,341,000
	Series 2019, 3.000%, 11/01/39
6,230	Total Washington			6,697,481
	West Virginia – 0.9% (0.6% of Total Investments)
4,000	West Virginia Economic Development Authority, Dock and Wharf Facilities Revenue Bonds,	12/27 at 103.00	N/R	4,090,160
	Empire Trimodal Terminal, LLC Project, Series 2020, 7.625%, 12/01/40, 144A
1,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds,	1/25 at 100.00	B	1,052,540
	Arch Resources Project, Series 2021, 4.125%, 7/01/45 (AMT) (Mandatory Put 7/01/25)
2,660	West Virginia State, General Obligation Bonds, State Road Series 2021A, 5.000%, 12/01/39	6/31 at 100.00	AA–	3,443,822
7,660	Total West Virginia			8,586,522
	Wisconsin – 4.1% (2.8% of Total Investments)
6,350	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Freedom Classical Academy
	Inc., Series 2020A, 5.000%, 1/01/56, 144A	1/28 at 100.00	N/R	6,743,382
1,000	Public Finance Authority of Wisconsin, Education Revenue Bonds, The Capitol Encore Academy,
	Series 2021A, 5.000%, 6/01/56, 144A	6/28 at 100.00	N/R	1,035,650
1,000	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, LEAD Academy
	Project, Series 2021, 5.000%, 8/01/51, 144A	8/28 at 100.00	N/R	1,031,680
	Public Finance Authority of Wisconsin, Health Care Facilities Revenue Bonds, Appalachian
	Regional Healthcare System Obligated Group, Series 2021A:
300	5.000%, 7/01/35	1/31 at 100.00	BBB	380,619
190	5.000%, 7/01/38	1/31 at 100.00	BBB	239,153
	Public Finance Authority of Wisconsin, Hospital Revenue Bonds, Renown Regional Medical
	Center Project, Refunding Series 2020A:
2,035	3.000%, 6/01/45 (UB) (4), (5)	6/30 at 100.00	A+	2,145,887
5,415	3.000%, 6/01/45 – AGM Insured (UB) (4)	6/30 at 100.00	A+	5,753,492
5,000	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American	12/27 at 100.00	N/R	5,488,300
	Dream @ Meadowlands Project, Series 2017, 7.000%, 12/01/50, 144A
2,000	Public Finance Authority of Wisconsin, Revenue Bonds, Sky Harbour LLC Obligated Group	7/31 at 100.00	N/R	2,056,420
	Aviation Facilities Project, Series 2021, 4.000%, 7/01/41 (AMT)
200	Public Finance Authority of Wisconsin, Revenue Bonds, Wonderful Foundations Charter School	1/31 at 100.00	N/R	219,714
	WFCS Portfolio Projects, Senior Series 2021A-1, 5.000%, 1/01/56, 144A
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Gundersen
	Health System, Refunding Series 2021A:
205	3.000%, 10/15/37	10/31 at 100.00	AA-	219,018
7,530	3.000%, 10/15/38 (4)	10/31 at 100.00	AA-	8,024,721
4,120	3.000%, 10/15/39	10/31 at 100.00	AA-	4,371,320
35,345	Total Wisconsin			37,709,356
$ 1,331,760	Total Municipal Bonds (cost $1,313,625,287)			1,357,672,594

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.2% (0.1% of Total Investments)
	Real Estate – 0.1% (0.1% of Total Investments)
$ 1,000	Benloch Ranch Improvement Association No 1	9.750%	12/01/39	N/R	$ 1,082,235
	Utilities – 0.1% (0.0% of Total Investments)
1,500	Talen Energy Supply LLC	6.000%	12/15/36	Caa1	697,500
$ 2,500	Total Corporate Bonds (cost $1,766,252)				1,779,735
	Total Long-Term Investments (cost $1,315,391,539)				1,359,452,329
	Borrowings – (21.0)% (7)(8)				(191,900,000)
	Floating Rate Obligations – (22.4)%				(204,590,000)
	Reverse Repurchase Agreements, including accrued interest – (4.9)% (9)				(44,809,557)
	Other Assets Less Liabilities – (0.5)% (10)				(4,605,275)
	Net Assets Applicable to Common Shares – 100%				$ 913,547,497

Investments in Derivatives
Futures Contracts – Short
						Variation
					Unrealized	Margin
	Number of	Expiration	Notional		Appreciation	Receivable/
Description	Contracts	Date	Amount	Value	(Depreciation)	(Payable)
U.S. Treasury 10-Year Note	(472)	12/21	$ (62,783,099)	$ (61,691,875)	$1,091,224	$ 22,125
U.S. Treasury Ultra Bond	(328)	12/21	(63,750,461)	(64,421,250)	(670,789)	(246,000)
U.S. Treasury Long Bond	(202)	12/21	(32,853,039)	(32,490,438)	362,602	(69,438)
Total			$(159,386,599)	$(158,603,563)	$ 783,037	$ (293,313)
Total receivable for variation margin on futures contracts						$ 22,125
Total payable for variation margin on futures contracts						$(315,438)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for inverse floating rate transactions and/or reverse repurchase agreements. As of the end of the reporting period, investments with a value of $51,502,598 have been pledged as collateral for reverse repurchase agreements.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Borrowings as a percentage of Total Investments is 14.1%.
(8)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.
(9)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total Investments is 3.3%.
(10)	Other assets less liabilities includes the unrealized appreciation (depreciation of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. WI/DD Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

October 31, 2021

	NVG	NZF	NMZ	NMCO	NDMO
Assets
Long-term investments, at value (cost $5,156,011,244
$3,282,232,935, $1,994,138,386, $1,184,770,165
and $1,315,391,539, respectively)	$5,745,248,072	$3,712,817,983	$2,114,314,485	$1,276,838,863	$1,359,452,329
Short-term investments, at value ($—, $—, $—, $798,107
and $—, respectively)	—	—	—	865,417	—
Cash	—	—	—	3,387,548	4,615,476
Cash collateral at brokers for investments in futures contracts[1]	—	—	—	—	3,505,000
Receivable for:
Dividends	—	2,941	—	—	—
Interest	71,855,562	45,850,236	35,690,227	21,776,138	17,943,304
Investments sold	30,947,562	52,963,921	1,808,341	430,000	6,781,711
Shares sold	—	—	710,253	—	—
Variation margin on futures contracts	—	—	—	—	22,125
Deferred offering costs	—	—	203,987	219,996	240,000
Other assets	2,231,517	1,021,290	140,430	91,073	16,746
Total assets	5,850,282,713	3,812,656,371	2,152,867,723	1,303,609,035	1,392,576,691
Liabilities
Cash overdraft	8,233,336	4,798,386	4,909,984	—	—
Borrowings	—	—	—	—	191,900,000
Reverse repurchase agreements, including
accrued interest	—	—	—	—	44,809,557
Floating rate obligations	187,400,000	14,400,000	457,043,000	25,822,000	204,590,000
Payable for:
Dividends	13,650,703	8,907,020	6,136,970	3,182,586	3,956,251
Interest[2]	379,281	36,486	938,500	67,832	416,081
Investments purchased – regular settlement	36,930	—	5,892,300	—	6,903,555
Investments purchased – when-issued/
delayed-delivery settlement	23,929,040	4,160,129	14,944,420	—	24,677,205
Variation margin on futures contracts	—	—	—	—	315,438
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares,
net of deferred offering costs (liquidation preference
$112,000,000, $—, $257,000,000, $— and $—, respectively)	111,923,894	—	256,570,271	—	—
MuniFund Preferred (“MFP”) Shares, net of deferred
offering costs (liquidation preference $405,400,000,
$641,000,000, $—, $450,000,000 and $—, respectively)	404,033,874	640,046,873	—	448,908,240	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of
deferred offering costs (liquidation preference $1,411,600,000,
$727,000,000, $—, $— and $—, respectively)	1,408,222,865	722,756,919	—	—	—
Accrued expenses:
Management fees	2,940,479	1,930,308	1,206,219	960,729	944,302
Trustees fees	1,345,343	885,018	149,352	23,893	37,479
Shelf offering costs	—	—	21,753	128,324	140,762
Other	850,847	631,497	303,292	244,057	338,564
Total liabilities	2,162,946,592	1,398,552,636	748,116,061	479,337,661	479,029,194
Commitments and contingencies (as disclosed in Note 8)
Net assets applicable to common shares	$3,687,336,121	$2,414,103,735	$1,404,751,662	$ 824,271,374	$ 913,547,497
Common shares outstanding	213,425,280	142,166,619	96,700,138	53,286,080	58,565,421
Net asset value (“NAV”) per common share outstanding	$ 17.28	$ 16.98	$ 14.53	$ 15.47	$ 15.60
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$ 2,134,253	$ 1,421,666	$ 967,001	$ 532,861	$ 585,654
Paid-in surplus	3,085,863,682	2,006,923,362	1,280,029,468	798,585,509	873,243,055
Total distributable earnings	599,338,186	405,758,707	123,755,193	25,153,004	39,718,788
Net assets applicable to common shares	$3,687,336,121	$2,414,103,735	$1,404,751,662	$ 824,271,374	$ 913,547,497
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

[1]	Cash pledged to collateralize the net payment obligations for investments in derivatives.
[2]	Excludes accrued interest on reverse repurchase agreements, which is recognized above.

See accompanying notes to financial statements.

Statement of Operations
Year Ended October 31, 2021

	NVG	NZF	NMZ	NMCO	NDMO
Investment Income	$231,675,353	$150,132,179	$83,387,588	$ 61,207,670	$41,349,244
Expenses
Management fees	34,885,726	22,807,444	12,715,504	11,067,554	10,547,078
Interest expense and amortization of offering costs	6,709,653	13,293,920	4,620,369	4,754,449	2,996,581
Liquidity fees	10,688,193	1,619,189	—	898,706	—
Remarketing fees	2,039,540	99,088	—	101,390	—
Custodian fees	442,652	315,019	155,853	145,794	112,824
Trustees fees	169,686	113,597	43,482	36,547	52,541
Professional fees	816,270	304,759	184,314	189,820	185,827
Shareholder reporting expenses	226,225	145,683	77,452	10,032	30,198
Shareholder servicing agent fees	99,461	46,151	18,462	454	1,067
Stock exchange listing fees	58,012	38,642	54,964	14,491	—
Investor relations expenses	166,759	109,504	39,430	34,003	88,974
Other	233,921	75,582	220,594	82,446	14,752
Total expenses	56,536,098	38,968,578	18,130,424	17,335,686	14,029,842
Net investment income (loss)	175,139,255	111,163,601	65,257,164	43,871,984	27,319,402
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	9,098,222	4,825,339	(3,421,571)	3,406,526	21,029,408
Futures contracts	—	—	—	—	(4,150,212)
Change in net unrealized appreciation (depreciation) of:
Investments	117,264,867	142,011,149	110,094,377	133,963,060	45,354,449
Futures contracts	—	—	—	—	783,037
Net realized and unrealized gain (loss)	126,363,089	146,836,488	106,672,806	137,369,586	63,016,682
Net increase (decrease) in net assets applicable to
common shares from operations	$301,502,344	$258,000,089	$171,929,970	$181,241,570	$90,336,084

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NVG		NZF
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/21	10/31/20	10/31/21	10/31/20
Operations
Net investment income (loss)	$ 175,139,255	$ 174,547,176	$ 111,163,601	$ 113,578,493
Net realized gain (loss) from:
Investments	9,098,222	20,352,040	4,825,339	(13,050,569)
Futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	117,264,867	(104,484,643)	142,011,149	(88,994,829)
Futures contracts	—	—	—	—
Net increase (decrease) in net assets applicable to
common shares from operations	301,502,344	90,414,573	258,000,089	11,533,095
Distributions to Common Shareholders
Dividends	(191,489,814)	(175,828,479)	(112,570,414)	(107,589,117)
Return of capital	—	—	—	—
Decrease in net assets applicable to common shares from
distributions to common shareholders	(191,489,814)	(175,828,479)	(112,570,414)	(107,589,117)
Capital Share Transactions
Common shares:
Proceeds from sale of shares, net of offering costs	—	—	—	—
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders
due to reinvestment of distributions	968,023	—	708,579	—
Issued in the reorganization	—	184,807,196	—	—
Net increase (decrease) in net assets applicable to
common shares from capital share transactions	968,023	184,807,196	708,579	—
Net increase (decrease) in net assets applicable to
common shares	110,980,553	99,393,290	146,138,254	(96,056,022)
Net assets applicable to common shares at the
beginning of period	3,576,355,568	3,476,962,278	2,267,965,481	2,364,021,503
Net assets applicable to common shares at the end
of period	$3,687,336,121	$3,576,355,568	$2,414,103,735	$2,267,965,481

See accompanying notes to financial statements.

	NMZ		NMCO
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/21	10/31/20	10/31/21	10/31/20
Operations
Net investment income (loss)	$ 65,257,164	$ 54,821,399	$ 43,871,984	$ 37,835,962
Net realized gain (loss) from:
Investments	(3,421,571)	1,845,773	3,406,526	(76,019,228)
Futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	110,094,377	(64,189,142)	133,963,060	(43,965,731)
Futures contracts	—	—	—	—
Net increase (decrease) in net assets applicable to
common shares from operations	171,929,970	(7,521,970)	181,241,570	(82,148,997)
Distributions to Common Shareholders
Dividends	(67,633,664)	(57,470,993)	(39,638,330)	(38,645,307)
Return of capital	—	—	—	—
Decrease in net assets applicable to common shares from
distributions to common shareholders	(67,633,664)	(57,470,993)	(39,638,330)	(38,645,307)
Capital Share Transactions
Common shares:
Proceeds from sale of shares, net of offering costs	—	—	—	—
Proceeds from shelf offering, net of offering costs	201,974,141	192,765,554	157,761	—
Net proceeds from shares issued to shareholders
due to reinvestment of distributions	1,063,415	576,782	—	258,968
Issued in the reorganization	—	—	—	—
Net increase (decrease) in net assets applicable to
common shares from capital share transactions	203,037,556	193,342,336	157,761	258,968
Net increase (decrease) in net assets applicable to
common shares	307,333,862	128,349,373	141,761,001	(120,535,336)
Net assets applicable to common shares at the
beginning of period	1,097,417,800	969,068,427	682,510,373	803,045,709
Net assets applicable to common shares at the end
of period	$1,404,751,662	$1,097,417,800	$824,271,374	$ 682,510,373

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	NDMO
		For the period
		8/26/20
		(commencement
	Year Ended	of operations)
	10/31/21	through 10/31/20
Operations
Net investment income (loss)	$ 27,319,402	$ 1,525,599
Net realized gain (loss) from:
Investments	21,029,408	(449,948)
Futures contracts	(4,150,212)	—
Change in net unrealized appreciation (depreciation) of:
Investments	45,354,449	(1,293,659)
Futures contracts	783,037	—
Net increase (decrease) in net assets applicable to
common shares from operations	90,336,084	(218,008)
Distributions to Common Shareholders
Dividends	(46,057,401)	(4,341,885)
Return of capital	(6,322,022)	—
Decrease in net assets applicable to common shares from
distributions to common shareholders	(52,379,423)	(4,341,885)
Capital Share Transactions
Common shares:
Proceeds from sale of shares, net of offering costs	—	851,250,000
Proceeds from shelf offering, net of offering costs	23,101,155	—
Net proceeds from shares issued to shareholders
due to reinvestment of distributions	5,699,569	—
Issued in the reorganization	—	—
Net increase (decrease) in net assets applicable to
common shares from capital share transactions	28,800,724	851,250,000
Net increase (decrease) in net assets applicable to
common shares	66,757,385	846,690,107
Net assets applicable to common shares at the
beginning of period	846,790,112	100,005
Net assets applicable to common shares at the end
of period	$913,547,497	$846,790,112

See accompanying notes to financial statements.

Statement of Cash Flows
Year Ended October 31, 2021

	NVG	NZF	NMZ	NMCO	NDMO
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to
Common Shares from Operations	$ 301,502,344	$ 258,000,089	$ 171,929,970	$ 181,241,570	$ 90,336,084
Adjustments to reconcile the net increase (decrease) in
net assets applicable to common shares from operations
to net cash provided by (used in) operating activities:
Purchases of investments	(703,504,343)	(555,979,429)	(520,158,217)	(177,620,793)	(1,188,353,535)
Proceeds from sales and maturities of investments	732,252,853	607,523,360	105,247,213	146,685,636	785,539,391
Proceeds from (Purchases of) short-term investments, net	—	—	—	14,469,743	—
Payment-in-kind distributions	—	(3,188)	—	—	—
Taxes paid	(509,607)	(30,648)	(10,035)	(18,421)	—
Amortization (Accretion) of premiums and discounts, net	(5,243,363)	(6,764,032)	(233,687)	(3,613,587)	6,648,380
Amortization of deferred offering costs	217,214	266,621	(57,086)	65,424	—
Increase (Decrease) in:
Receivable for dividends and interest	1,652,532	2,993,799	(7,082,409)	(2,925,781)	(11,479,804)
Receivable for investments sold	(13,605,417)	(45,464,414)	4,135,070	4,230,000	19,548,725
Other assets	(328,331)	(201,827)	(27,640)	(10,246)	(15,906)
Receivable for variation margin on futures contracts	—	—	—	—	(22,125)
Increase (Decrease) in:
Payable for interest	(58,830)	(8,198)	(94,590)	15,251	367,970
Payable for investments purchased – regular settlement	36,930	—	3,392,300	(1,249,022)	(4,127,121)
Payable for investments purchased – when issued/
delayed-delivery settlement	(2,349,331)	(3,894,150)	8,428,750	(2,180,119)	(28,422,893)
Payable for variation margin on futures contracts	—	—	—	—	315,438
Accrued management fees	39,808	58,924	306,840	116,228	364,469
Accrued Trustees fees	356,678	234,660	46,973	15,349	35,197
Accrued other expenses	390,968	223,251	135,228	92,154	240,409
Net realized (gain) loss from:
Investments	(9,098,222)	(4,825,339)	3,421,571	(3,406,526)	(21,029,408)
Paydowns	(3,235)	(169,015)	(11,899)	(355,158)	3,771
Change in net unrealized (appreciation) depreciation
of investments	(117,264,867)	(142,011,149)	(110,094,377)	(133,963,060)	(45,354,449)
Net cash provided by (used in) operating activities	184,483,781	109,949,315	(340,726,025)	21,588,642	(395,405,407)

See accompanying notes to financial statements.

Statement of Cash Flows (continued)

	NVG	NZF	NMZ	NMCO	NDMO
Cash Flows from Financing Activities:
Proceeds from borrowings	$ 66,050,827	$ 8,200,000	$ —	$ —	$ 191,900,000
(Repayments of) borrowings	(66,050,827)	(8,200,000)	—	—	—
Proceeds from reverse repurchase agreements	51,200,000	38,200,000	—	—	44,809,557
(Repayments of) repurchase agreements	(51,200,000)	(38,200,000)	—	—	—
Proceeds from AMTP Shares issued, at liquidation preference	—	—	170,000,000	—	—
(Payments for) deferred offering costs	—	—	(255,000)	—	—
Proceeds from shelf offering, net of offering costs	—	—	201,295,898	(62,235)	22,861,155
Increase (Decrease) in:
Cash overdraft	8,233,336	3,780,271	4,909,984	—	—
Accrued shelf offering costs	—	—	(169,245)	128,324	140,762
Proceeds from floating rate obligations	460,000	—	22,992,000	3,899,000	60,500,000
(Repayments of) floating rate obligations	(4,135,000)	(1,875,000)	—	—	—
Cash distribution paid to common shareholders	(190,505,704)	(111,854,586)	(65,495,130)	(39,646,819)	(46,547,570)
Net cash provided by (used in) financing activities	(185,947,368)	(109,949,315)	333,278,507	(35,681,730)	273,663,904
Net Increase (Decrease) in Cash and Cash
Collateral at Brokers	(1,463,587)	—	(7,447,518)	(14,093,088)	(121,741,503)
Cash and cash collateral at brokers at the beginning
of period	1,463,587	—	7,447,518	17,480,636	129,861,979
Cash and cash collateral at brokers at the end of period	$ —	$ —	$ —	$ 3,387,548	$ 8,120,476

The following table provides a reconciliation of cash and cash collateral at brokers to the statement of assets and liabilities:
	NVG	NZF	NMZ	NMCO	NDMO
Cash	$ —	$ —	$ —	$3,387,548	$4,615,476
Cash collateral at brokers for investments in futures contracts	—	—	—	—	3,505,000
Total cash and cash collateral at brokers	$ —	$ —	$ —	$3,387,548	$8,120,476

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing
and amortization of offering costs)	$6,361,803	$13,005,986	$4,684,113	$4,630,721	$2,366,236
Non-cash financing activities not included herein consists
of reinvestments of common share distributions	968,023	708,579	1,063,415	—	5,699,569

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Financial Highlights

Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders			Common Share

						From
	Beginning	Net	Net		From	Accumulated
	Common	Investment	Realized/		Net	Net			Ending
	Share	Income	Unrealized		Investment	Realized		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	NAV	Price

NVG
Year Ended 10/31:
2021	$16.76	$0.82	$ 0.60	$ 1.42	$(0.81)	$(0.09)	$(0.90)	$17.28	$17.29
2020	17.17	0.82	(0.41)	0.41	(0.79)	(0.03)	(0.82)	16.76	15.62
2019	15.48	0.79	1.72	2.51	(0.79)	(0.03)	(0.82)	17.17	16.45
2018	16.39	0.81	(0.88)	(0.07)	(0.84)	—	(0.84)	15.48	13.40
2017	16.64	0.84	(0.19)	0.65	(0.87)	(0.03)	(0.90)	16.39	15.17

NZF
Year Ended 10/31:
2021	15.96	0.78	1.03	1.81	(0.79)	—	(0.79)	16.98	16.73
2020	16.63	0.80	(0.71)	0.09	(0.76)	—	(0.76)	15.96	14.74
2019	15.07	0.75	1.60	2.35	(0.79)	—	(0.79)	16.63	16.03
2018	16.03	0.81	(0.94)	(0.13)	(0.83)	—	(0.83)	15.07	13.29
2017	16.34	0.87	(0.29)	0.58	(0.89)	—*	(0.89)	16.03	15.01

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares

Common Share			Ratios to Average Net Assets		Ratio to Average Net Assets
Total Returns			Before Reimbursement(b)		After Reimbursement(b)

	Based	Ending
Based	on	Net		Net		Net	Portfolio
on	Share	Assets		Investment		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses	Income (Loss)	Expenses	Income (Loss)	Rate(c)

8.54%	16.65%	$3,687,336	1.52%	4.70%	N/A	N/A	12%
2.53	0.06	3,576,356	1.98	4.89	N/A	N/A	15
16.52	29.47	3,476,962	2.49	4.82	N/A	N/A	6
(0.50)	(6.49)	3,134,970	2.40	5.02	N/A	N/A	15
4.25	7.10	3,319,775	2.05	5.26	2.04%(d)	5.27%(d)	18

11.45	19.05	2,414,104	1.61	4.60	N/A	N/A	15
0.58	(3.34)	2,267,965	2.04	4.95	N/A	N/A	21
15.90	27.08	2,364,022	2.60	4.68	N/A	N/A	12
(0.85)	(6.21)	2,141,680	2.43	5.17	N/A	N/A	25
3.88	7.61	2,278,904	2.12	5.58	2.11(d)	5.59(d)	21

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares), and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NVG		NZF
Year Ended 10/31:		Year Ended 10/31:
2021	0.52%	2021	0.62%
2020	0.97	2020	1.01
2019	1.47	2019	1.55
2018	1.37	2018	1.38
2017	1.02	2017	1.09

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(d)	During the fiscal year ended October 31, 2017 the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its reorganization.
N/A	Fund does not have or no longer has a contractual reimbursement with the Adviser.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders				Common Share
								Premium
								Per
						From		Share
	Beginning	Net	Net		From	Accumulated		Sold
	Common	Investment	Realized/		Net	Net		through	Shelf		Ending
	Share	Income	Unrealized		Investment	Realized		Shelf	Offering	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Offering	Costs	NAV	Price
NMZ
Year Ended 10/31:
2021	$13.22	$0.72	$ 1.30	$ 2.02	$(0.77)	$ —	$(0.77)	$0.06	$ —*	$14.53	$14.71
2020	14.04	0.70	(0.82)	(0.12)	(0.73)	—	(0.73)	0.03	—*	13.22	13.22
2019	12.77	0.76	1.20	1.96	(0.70)	—	(0.70)	0.01	—	14.04	14.22
2018	13.47	0.82	(0.78)	0.04	(0.74)	—	(0.74)	—*	—	12.77	11.76
2017	13.68	0.80	(0.22)	0.58	(0.81)	—	(0.81)	0.02	—	13.47	13.53
NMCO
Year Ended 10/31:
2021	12.81	0.82	2.58	3.40	(0.74)	—	(0.74)	—*	—	15.47	15.04
2020	15.08	0.71	(2.25)	(1.54)	(0.73)	—	(0.73)	—	—	12.81	11.68
2019(d)	15.00	0.04	0.04	0.08	—	—	—	—	—	15.08	15.39

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares

Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses	Income (Loss)	Rate(c)

15.80%	17.32%	$1,404,752	1.43%	5.13%	6%
(0.49)	(1.84)	1,097,418	1.68	5.19	10
15.75	27.45	969,068	2.20	5.67	15
0.25	(7.93)	818,439	1.95	6.17	11
4.73	8.04	853,745	1.54	6.14	10

26.91	35.55	824,271	2.18	5.52	12
(10.33)	(19.78)	682,510	2.41	5.24	70
0.53	2.60	803,046	1.01**	2.58**	8

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NMZ		NMCO
Year Ended 10/31:		Year Ended 10/31:
2021	0.36%	2021	0.72%
2020	0.66	2020	1.00
2019	1.16	2019(d)	0.05**
2018	0.91
2017	0.49

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(d)	For the period September 16, 2019 (commencement of operations) through October 31, 2019.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

Less Distributions to
		Investment Operations				Common Shareholders				Common Share
						From			Premium
	Beginning	Net	Net		From	Accumulated			Per Share
	Common	Investment	Realized/		Net	Net	Return		Sold through	Shelf		Ending
	Share	Income	Unrealized		Investment	Realized	of		Shelf	Offering	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Capital	Total	Offering	Costs	NAV	Price
NDMO
Year Ended 10/31:
2021	$14.92	$0.49	$ 1.10	$1.59	$(0.50)	$(0.31)	$(0.11)	$(0.92)	$0.01	$ —	$15.60	$15.64
2020(d)	15.00	0.03	(0.03)	—	(0.08)	—	—	(0.08)	—	—	14.92	15.00

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares

Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses	Income (Loss)	Rate(c)

10.77%	10.47%	$913,547	1.55%	3.02%	63%
(0.02)	0.51	846,790	0.89*	1.06*	4

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements, where applicable.
• The expense ratios reflect, among other things, all interest expense and other costs related to borrowings and/or reverse repurchase agreements (as described in Note 9 –Borrowing Arrangements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NDMO
Year Ended 10/31:
2021	0.33%
2020(d)	0.03*

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(d)	For the period August 26, 2020 (commencement of operations) through October 31, 2020.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

									AMTP,
									MFP, VMTP
									and /or
									VRDP Shares
	AMTP Shares		MFP Shares		VMTP Shares		VRDP Shares		at the End
	at the End of Period		at the End of Period		at the End of Period		at the End of Period		of the Period
									Asset
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $100,000	Outstanding	Per $100,000	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share(a)	(000)	Share	(000)	Share	Preference
NVG
Year Ended 10/31:
2021	$112,000	$291,153	$405,400	$291,153	$ —	$ —	$1,411,600	$291,153	$2.91
2020	112,000	285,399	405,400	285,399	—	—	1,411,600	285,399	2.85
2019	—	—	405,400	291,357	—	—	1,411,600	291,357	2.91
2018	—	—	405,400	272,535	—	—	1,411,600	272,535	2.73
2017	—	—	—	—	240,400	300,955	1,411,600	300,955	3.01

NZF
Year Ended 10/31:
2021	—	—	641,000	276,470	—	—	727,000	276,470	2.76
2020	—	—	641,000	265,787	—	—	727,000	265,787	2.66
2019	—	—	641,000	272,809	—	—	727,000	272,809	2.73
2018	—	—	641,000	256,556	—	—	727,000	256,556	2.57
2017	—	—	150,000	287,873	336,000	287,873	727,000	287,873	2.88

(a)	NVG’s Series B MFP Shares have a $1,000 liquidation preference per share, while all other MFP Shares have a $100,000 liquidation preference per share. The asset coverage per $1,000 share for NVG’s Series B MFP Shares were as follows:
Asset
Coverage
Per $1,000
NVG	Share
Series B
Year Ended 10/31:
2021	$2,912
2020	2,854
2019	2,914
2018	—
2017	—

See accompanying notes to financial statements.

	Borrowings		AMTP Shares		MFP Shares		VMTP Shares
	at the End of Period		at the End of Period		at the End of Period		at the End of Period

	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $1,000	Outstanding	Per $100,000	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share	(000)	Share
NMZ
Year Ended 10/31:
2021	$ —	$ —	$257,000	$ 646,596	$ —	$ —	$ —	$ —
2020	—	—	87,000	1,361,400	—	—	—	—
2019	—	—	87,000	1,213,872	—	—	—	—
2018	—	—	87,000	1,040,734	—	—	—	—
2017	—	—	—	—	—	—	87,000	1,081,317

NMCO
Year Ended 10/31:
2021	—	—	—	—	450,000	283,171	—	—
2020	—	—	—	—	450,000	251,669	—	—
2019(b)	—	—	—	—	—	—	—	—

NDMO
Year Ended 10/31:
2021	191,900	5,761	—	—	—	—	—	—
2020(c)	—	—	—	—	—	—	—	—

(b)	For the period September 16, 2019 (commencement of operations) through October 31, 2019.
(c)	For the period August 26, 2020 (commencement of operations) through October 31, 2020.

See accompanying notes to financial statements.

Notes to
Financial Statements

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen AMT-Free Municipal Credit Income Fund (NVG)

• Nuveen Municipal Credit Income Fund (NZF)

• Nuveen Municipal High Income Opportunity Fund (NMZ)

• Nuveen Municipal Credit Opportunities Fund (NMCO)

• Nuveen Dynamic Municipal Opportunities Fund (NDMO)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NVG, NZF, NMZ, NMCO and NDMO were organized as Massachusetts business trusts on July 12, 1999, March 21, 2001, October 8, 2003 and April 18, 2019 and November 4, 2019, respectively.

The end of the reporting period for the Funds is October 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2021 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

NDMO makes monthly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular monthly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by common shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on NAV, the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of October 31 each year.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

Notes to Financial Statements (continued)

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.

Futures contracts are valued using closing settlement price or, in the absence of such a price, the last traded price and are generally classified as level 1.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NVG	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds*	$ —	$5,709,057,408	$3,812,419***	$5,712,869,827
Common Stocks**	—	32,378,245****	—	32,378,245
Total	$ —	$5,741,435,653	$3,812,419	$5,745,248,072
NZF
Long-Term Investments:
Municipal Bonds*	$ —	$3,652,962,376	$660,682***	$3,653,623,058
Common Stocks**	—	56,933,668****	—	56,933,668
Investment Companies	1,921,713	—	—	1,921,713
Corporate Bonds**	—	339,544	—	339,544
Total	$1,921,713	$3,710,235,588	$660,682	$3,712,817,983

NMZ	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds*	$ —	$2,059,456,894	$2,461,970***	$2,061,918,864
Common Stocks**	4,368,269	35,945,651****	—	40,313,920
Corporate Bonds**	—	11,953,599	128,102***	12,081,701
Total	$4,368,269	$2,107,356,144	$2,590,072	$2,114,314,485
NMCO

Long-Term Investments:
Municipal Bonds*	$ —	$1,231,846,236	$1,875,712***	$1,233,721,948
Common Stocks**	—	41,130,035****	—	41,130,035
Exchange-Traded Funds	1,986,880	—	—	1,986,880
Short-Term Investments:
Municipal Bonds*	—	865,417	—	865,417
Total	$1,986,880	$1,273,841,688	$1,875,712	$1,277,704,280

NDMO
Long-Term Investments:
Municipal Bonds*	$ —	$1,357,672,594	$ —	$1,357,672,594
Corporate Bonds**	—	1,779,735	—	1,779,735
Investments in Derivatives:
Futures Contracts*****	783,037	—	—	783,037
Total	$783,037	$1,359,452,329	$ —	$1,360,235,366

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for industry classifications.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
****	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
*****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 – Portfolio Securities and Investments in Derivatives. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in Note 5 – Fund Shares.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse

Notes to Financial Statements (continued)

Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NVG	NZF	NMZ	NMCO	NDMO
Floating rate obligations: self-deposited Inverse Floaters	$187,400,000	$14,400,000	$457,043,000	$25,822,000	$204,590,000
Floating rate obligations: externally-deposited Inverse Floaters	68,675,000	5,095,000	41,530,000	—	—
Total	$256,075,000	$19,495,000	$498,573,000	$25,822,000	$204,590,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NVG	NZF	NMZ	NMCO	NDMO
Average floating rate obligations outstanding	$187,748,904	$14,949,658	$437,238,690	$22,560,663	$184,601,288
Average annual interest rate and fees	0.56%	0.68%	0.61%	0.69%	0.68%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, NDMO had outstanding borrowings under such liquidity facilities in the amount of $58,793, which are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities. There were no loans outstanding under such facilities for other Funds as of the end of the reporting period.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NVG	NZF	NMZ	NMCO	NDMO
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$181,130,000	$ 6,900,000	$432,143,000	$25,822,000	$204,590,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	56,320,000	3,420,000	41,530,000	—	—
Total	$237,450,000	$10,320,000	$473,673,000	$25,822,000	$204,590,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NVG	NZF	NMZ	NMCO	NDMO
Purchases	$703,504,343	$555,979,429	$520,158,217	$177,620,793	$1,188,353,535
Sales and maturities	732,252,853	607,523,360	105,247,213	146,685,636	785,539,391

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation

Notes to Financial Statements (continued)

(depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current reporting period, NDMO managed the duration of its portfolio by shorting interest rate futures contracts.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

NDMO
Average notional amount of futures contracts outstanding*	$132,763,616

*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
NDMO
Interest rate	Futures contracts	Receivable for variation margin on	$1,091,224	Payable for variation margin	$ 362,602
		futures contracts		on futures contracts*
				Payable for variation margin	$(670,789)
				on futures contracts*

*	Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund's Portfolio of Investments and not the daily asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

			Net Realized	Changes in Net Unrealized
	Underlying Risk	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Fund	Exposure	Instrument	Futures Contracts	Futures Contracts
NDMO	Interest rate	Futures contracts	$(4,150,212)	$783,037

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Shares

Common Shares Equity Shelf Programs and Offering Costs

NMZ, NMCO and NDMO have filed a registration statement with the SEC authorizing each Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during a prior or current fiscal period.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	NMZ		NMCO		NDMO
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/21*	10/31/20	10/31/21**	10/31/20	10/31/21***	10/31/20
Maximum aggregate offering	Unlimited	19,500,000	90,000,000	—	250,000,000	—
Common shares sold	13,616,818	13,935,297	10,000	—	1,449,334	—
Offering proceeds, net of offering costs	$201,974,141	$192,765,554	$157,761	—	$ 23,101,155	—

*	For the period March 8, 2021 through October 30, 2021. The Fund carried forward 13,340,607 common shares from the 19,500,000 additional previously authorized common shares.
**	For the period March 25, 2021 through October 31, 2021.
***	For the period August 26, 2021 through October 31, 2021.

Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NVG		NZF		NMZ
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/21	10/31/20	10/31/21	10/31/20	10/31/21	10/31/20
Common shares:
Issued in the reorganization	—	10,817,649	—	—	—	—
Issued to shareholders due to reinvestment of distributions	54,736	—	40,713	—	73,944	42,176
Sold through shelf offering	—	—	—	—	13,616,818	13,935,297
Weighted average common share:
Premium to NAV per shelf offering share sold	—	—	—	—	2.75%	1.38%

	NMCO*		NDMO*
				For the
				period 8/26/20
				(commencement
	Year	Year	Year	of operations)
	Ended	Ended	Ended	through
	10/31/21	10/31/20	10/31/21	10/31/20
Common shares:
Issued to shareholders due to reinvestment of distributions	—	19,413	359,420	—
Sold	—	—	—	56,750,000
Sold through shelf offering	10,000	—	1,449,334	—
Weighted average common share:
Premium to NAV per shelf offering share sold	1.09%	—	1.58%	—

*	Prior to the commencement of operations, the Adviser purchased 6,667 shares, which are still held as of the end of the reporting period.

Notes to Financial Statements (continued)

Preferred Shares

Adjustable Rate MuniFund Term Preferred Shares

NVG and NMZ have issued and have outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, NVG and NMZ had $111,923,894 and $256,570,271 AMTP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
NVG	2028	1,120	$112,000,000
NMZ	2028	870	$87,000,000
	2031	1,700	$170,000,000

Each Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.

In addition, the Funds may be obligated to redeem a certain amount of the AMTP Shares if the Funds fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s AMTP Shares are as follows:

	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NVG	540-day	2028	December 1, 2028**	February 13, 2019
NMZ	360-day	2028	March 1, 2028**	August 31, 2018
	360-day	2031	April 1, 2031**	April 18, 2022
** Subject to early termination by either the Fund or the holder.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NVG	NMZ
Average liquidation preference of AMTP Shares outstanding	$112,000,000	$178,287,671
Annualized dividend rate	0.88%	0.96%

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

NMZ incurred offering costs of $465,000 per cash flow in connection with its offering of AMTP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offerings are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

MuniFund Preferred Shares

NVG, NZF and NMCO have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 ($1,000 for NVG’s Series B) liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.

The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.

•	Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•	Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•	Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, Shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.

Costs incurred in connection with the Funds’ offering of MFP Shares were recorded as deferred charges and are amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Notes to Financial Statements (continued)

As of the end of the reporting period, NVG, NZF and NMCO had $404,033,874, $640,046,873 and $448,908,240 of MFP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:

						Mode
		Shares	Liquidation	Term		Termination
Fund	Series	Outstanding	Preference	Redemption Date	Mode	Date
NVG	A	2,054	$205,400,000	January 3, 2028	VRM	January 3, 2028*
	B	200,000	$200,000,000	March 1, 2029	VRRM	N/A
NZF	A	1,500	$150,000,000	May 1, 2047	VRM	May 4, 2022
	B	1,550	$155,000,000	February 3, 2048	VRM	February 3, 2048*
	C	3,360	$336,000,000	June 1, 2048	VRM	June 21, 2023
NMCO	A	1,000	$100,000,000	October 1, 2031	VRDM	N/A
	B	2,250	$225,000,000	October 1, 2031	VRM	December 28, 2022
	C	1,250	$125,000,000	October 1, 2031	VRM	February 16, 2022
* Subject to earlier termination by either the Fund or the holder.

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:

	NVG	NZF	NMCO
Average liquidation preference of MFP Shares outstanding	$405,400,000	$641,000,000	$450,000,000
Annualized dividend rate	0.65%	1.12%	1.00%

Variable Rate Demand Preferred Shares

The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, NVG and NZF had $1,408,222,865 and $722,756,919 of VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Remarketing	Liquidation
Fund	Series	Outstanding	Fees*	Preference	Maturity
NVG	1	1,790	0.10%	$179,000,000	December 1, 2043
	2	3,854	0.10	$385,400,000	December 1, 2040
	4	1,800	0.10	$180,000,000	June 1, 2046
	5	3,405	0.10	$340,500,000	December 1, 2040
	6	3,267	0.10	$326,700,000	December 1, 2040
NZF	1	2,688	N/A	$268,800,000	March 1, 2040
	2	2,622	N/A	$262,200,000	March 1, 2040
	3	1,960	0.05	$196,000,000	June 1, 2040

*	Remarketing fees as a percentage of aggregate principal amount of all VRDP Shares outstanding of each series.
N/A	Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

NZF’s Series 1 and Series 2 VRDP Shares are considered to be Special Rate VRDP, which are sold to institutional investors. The special rate period will expire on March 1, 2040 for the Fund’s Series 1 and 2 VRDP Shares, but is subject to earlier termination by either the Fund or the holder. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarketing fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by designated liquidity provider, or the Board may approve a subsequent special rate period.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NVG	NZF
Average liquidation preference of VRDP Shares outstanding	$1,411,600,000	$727,000,000
Annualized dividend rate	0.11%	0.78%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Preferred Share Transactions

Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in AMTP Shares for the Funds, where applicable, were as follows:
	Year Ended
	October 31, 2021
NMZ	Series	Shares	Amount
AMTP Shares issued	2031	1,700	$170,000,000

	Year Ended
	October 31, 2020
NVG	Series	Shares	Amount
AMTP Shares issued in connection with the reorganization	2028	1,120	$112,000,000
Transactions in MFP Shares for the Funds, where applicable, were as follows:
	Year Ended
	October 31, 2020
NMCO	Series	Shares	Amount
MFP Shares issued	A	1,000	$100,000,000
	B	2,250	225,000,000
	C	1,250	125,000,000
Total		4,500	$450,000,000

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements (continued)

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2021.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	NVG	NZF	NMZ	NMCO	NDMO
Tax cost of investments	$4,963,643,516	$3,263,621,289	$1,530,433,766	$1,165,866,528	$1,111,441,016
Gross unrealized:
Appreciation	620,857,342	461,234,246	169,881,965	115,768,154	52,580,858
Depreciation	(26,651,002)	(26,438,035)	(43,043,752)	(29,752,154)	(8,375,598)
Net unrealized appreciation (depreciation) of investments	$ 594,206,340	$ 434,796,211	$ 126,838,213	$ 86,016,000	$ 44,205,260

Permanent differences, primarily due to federal taxes paid, nondeductible offering costs, taxable market discount, paydowns, nondeductible reorganization expenses, net operating losses, investments in partnerships and distribution reallocations resulted in reclassifications among the Funds’ components of common share net assets as of October 31, 2021, the Funds’ tax year end.

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2021, the Funds’ tax year end, were as follows:

	NVG	NZF	NMZ	NMCO	NDMO
Undistributed net tax-exempt income[1]	$12,642,655	$5,459,984	$9,286,944	$5,639,831	$ —
Undistributed net ordinary income[2]	544,227	—	1,431,130	821,611	—
Undistributed net long-term capital gains	6,721,939	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2021 and paid on November 1, 2021.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2021 and October 31, 2020 was designated for purposes of the dividends paid deduction as follows:

2021	NVG	NZF	NMZ	NMCO	NDMO
Distributions from net tax-exempt income[3]	$170,492,494	$111,824,028	$65,326,962	$38,177,868	$27,169,424
Distributions from net ordinary income[2]	2,348,734	746,386	2,306,702	1,460,462	18,887,977
Distributions from net long-term capital gains[5]	18,648,586	—	—	—	—
Return of Capital	—	—	—	—	6,322,022
2020	NVG	NZF	NMZ	NMCO	NDMO[4]
Distributions from net tax-exempt income	$188,593,024	$128,462,681	$57,189,031	$44,454,196	$4,341,885
Distributions from net ordinary income[2]	578,198	52,126	1,828,548	104,004	—
Distributions from net long-term capital gains	6,121,637	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any
[3]	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2021, as Exempt Interest Dividends.
[4]	For the period August 26, 2020 (commencement of operations) through October 31, 2020.
[5]	The Funds hereby designate as long-term capital gain dividends, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2021.

As of October 31, 2021, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NVG[6]	NZF	NMZ	NMCO
Not subject to expiration:
Short-term	$ —	$25,114,491	$1,698,402	$64,005,962
Long-term	370,769	—	5,835,179	—
Total	$370,769	$25,114,491	$7,533,581	$64,005,962

[6]	A portion of NVG’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended October 31, 2021, the following Funds utilized capital loss carryforwards as follows:

	NVG	NZF	NMCO	NDMO
Utilized capital loss carryforwards	$3,104,761	$5,054,744	$4,029,456	$449,926

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

	NVG
	NZF	NMZ	NMCO	NDMO
Average Daily Managed Assets*	Fund-Level Fee Rate	Fund-Level Fee Rate	Fund-Level Fee Rate	Fund-Level Fee Rate
For the first $125 million	0.5000%	0.5500%	0.7500%	0.7000%
For the next $125 million	0.4875	0.5375	0.7375	0.6875
For the next $250 million	0.4750	0.5250	0.7250	0.6750
For the next $500 million	0.4625	0.5125	0.7125	0.6625
For the next $1 billion	0.4500	0.5000	0.7000	0.6500
For the next $3 billion	0.4250	0.4750	0.6750	0.6250
For managed assets over $5 billion	0.4125	0.4625	0.6625	0.6125

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of October 31, 2021, the complex-level fee for each Fund was 0.1534%.

 Notes to Financial Statements (continued)

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

Cross-Trades	NZF	NMCO
Purchases	$11,661,625	$50,386
Sales	17,258,560	—
Realized gain/loss	(344,494)	—

8. Commitments and Contingencies

In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are each described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.

From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, the Funds are not subject to any material legal proceedings.

9. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Prior to June 23, 2021, the drawn interest rate was equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increase of the $230 million commitment amount during the reporting period. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

	NVG	NZF
Maximum outstanding balance	$32,950,827	$8,200,000

During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NVG	NZF
Utilization period (days outstanding)	14	9
Average daily balance outstanding	$15,078,808	$6,644,444
Average annual interest rate	1.33%	1.30%

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

Borrowing Information for NDMO

On November 3, 2020, NDMO entered into a $215 million committed line of credit (“Borrowings”) agreement with its custodian bank, as a means of leverage. The credit agreement expires on November 2, 2021 unless extended or renewed.

Interest is charged on the Borrowings drawn amount for a Base Rate Loan at a rate per annum equal to the higher of (a) one-month LIBOR plus 0.75% or (b) the Federal Funds Rate plus 0.85% or for a LIBOR Loan at a rate per annum equal to the LIBOR Offered Rate plus 0.75%. NDMO also accrues a 0.15% per annum commitment fee on the undrawn balance based on the maximum commitment amount of the Borrowings to the extent the unused portion of the Borrowings is less than 25% of the maximum commitment amount, otherwise the per annum commitment fee is 0.25%. NDMO also incurred a 0.05% upfront fee.

During the current fiscal period, the average daily balance outstanding (which was for the period December 15, 2020 through October 31, 2021) and average annual interest rate on these LIBOR Loans were $168,246,417 and 0.93%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Reverse Repurchase Agreements

During the current fiscal period NVG and NZF utilized reverse repurchase agreements for temporary purposes. During the current fiscal period NDMO utilized reverse repurchase agreements as a means of on-going investment leverage.

A Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy and permissible with its investment policy. In a reverse repurchase agreement, a Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. In order to minimize risk, the Fund pledges and/or segregates securities and cash as collateral with a fair value at least equal to its purchase obligations under these agreements (including accrued interest). Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed. A Fund will pledge assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

		Interest	Principal			Value and
Fund	Counterparty	Rate	Amount	Maturity	Value	Accrued Interest
NDMO	RBC Capital Markets, LLC	0.64%	($44,800,000)	12/22/22	($44,800,000)	($44,809,557)

During the current fiscal period, the average daily balance outstanding and average interest rate on the reverse repurchase agreements were as follows:

	NVG	NZF	NDMO
Utilization period (days outstanding)	61	31	208
Average daily balance outstanding	$(13,480,328)	$(18,625,806)	$(41,797,596)
Average interest rate	0.76%	0.74%	0.66%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

			Collateral
		Reverse Repurchase	Pledged to
Fund	Counterparty	Agreements*	Counterparty
NDMO	RBC Capital Markets, LLC	$(44,809,557)	$51,502,598

* Represents gross value and accrued interest for the counterparty as reported in the preceding table.

Notes to Financial Statements (continued)

10. Inter-Fund Borrowing and Lending

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

11. Subsequent Events

Borrowing Information for NDMO

On November 2, 2021, NDMO renewed its Borrowings through November 1, 2022. All other terms remained unchanged.

Update to the Shelf Program for NDMO.

On December 17, 2021, NDMO filed supplements to its registration statement to issue additional common shares under its existing Shelf Program.

Update to the Shelf Program for NVG

During November 2021, NVG filed a registration statement with the SEC to issue additional common and preferred shares through a Shelf Offering.

Update to Preferred Shares for NVG

During November 2021, NVG announced that it filed notice with the SEC of its intent to redeem a portion of its outstanding VRDP Shares. During December 2021, NVG completed an offering of 250,000 Series C VRRM-MFP Shares ($250,000,000 liquidation preference) under its Shelf Program. The Fund used the net proceeds from the sale of the MFP Shares to redeem 900 Series 2 ($90,000,000 liquidation preference), 450 Series 5 ($45,000,000 liquidation preference) and 400 Series 6 ($40,000,000 liquidation preference) of its outstanding VRDP Shares and to increase its leverage.

Update to the Shelf Program for NMZ.

On December 17, 2021, NMZ filed supplements to its registration statement to issue additional common shares under its existing Shelf Program.

Proposed Reorganization into NZF

During December 2021, the Board approved a proposal that, if approved by Shareholders, would result in the reorganization of Nuveen Enhanced Municipal Value Fund (NEV) into NZF.

Reverse Repurchase Agreements for NMZ

During November 2021, NMZ entered into a reverse repurchase agreement as a means of leverage.

Shareholder Update (Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND (NVG)

Investment Objectives

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

As a non-fundamental investment policy, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) and at least 80% of its Assets in municipal securities and other related investments, the income from which is also exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

The Fund generally invests in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•	The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments that pay interest exempt from both regular federal income tax and the federal alternative minimum tax applicable to individuals at the time of purchase, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB Trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

Shareholder Update (Unaudited) (continued)

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”), entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (for defensive purposes only). In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

Shareholder Update (Unaudited) (continued)

NUVEEN MUNICIPAL CREDIT INCOME FUND (NZF)

Investment Objectives

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

As a non-fundamental investment policy, under normal circumstances, the Fund may invest up to 55% of its Managed Assets (as defined below) in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

The Fund generally invests in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•	The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that

Shareholder Update (Unaudited) (continued)

are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares, investments in inverse floating rate securities and borrowings. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND (NMZ)

Investment Objectives

The Fund’s primary investment objective is to provide high current income exempt from regular federal income tax. The Fund’s secondary investment objective is to seek attractive total return consistent with its primary objective.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

The Fund generally invests in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.
•	The Fund may invest up to 75% of its Managed Assets in municipal securities that, at the time of investment, are rated Baa/BBB or lower by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by any NRSROs that rate the security or that are unrated by all NRSROs but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

Shareholder Update (Unaudited) (continued)

The Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts, or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares, investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (subject to certain investment restrictions). In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

Shareholder Update (Unaudited) (continued)

NUVEEN MUNICIPAL CREDIT OPPORTUNITIES FUND (NMCO)

Investment Objectives

The Fund’s primary investment objective is to provide a high level of current income exempt from regular U.S. federal income tax. The Fund’s secondary investment objective is to seek total return.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities, the income from which is exempt from regular U.S. federal income taxes.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund may invest without limit in high yielding, low- to medium-quality municipal securities (low- to medium-quality municipal securities are municipal securities rated Baa/BBB or lower) rated by at least one NRSRO at the time of investment or are unrated but judged by the Fund’s sub-adviser to be of comparable quality.
•	The Fund may invest no more than 30% of its Managed Assets in municipal securities that, at the time of investment, either are rated CCC+/Caa1 or lower, or are unrated but judged by the Fund’s sub-adviser to be of comparable quality.
•	The Fund may invest no more than 10% of its Managed Assets in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities, the income from which is exempt from regular U.S. federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

Shareholder Update (Unaudited) (continued)

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares, investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing), or a combination of both. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

NUVEEN DYNAMIC MUNICIPAL OPPORTUNITIES FUND (NDMO)

Investment Objective

The Fund’s investment objective is to seek total return through income exempt from regular federal income taxes and capital appreciation.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities, the income from which is exempt from regular federal income taxes.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund may invest in municipal securities of any credit quality and without limit in below investment grade municipal securities (municipal securities rated BB+/Ba1 or lower) rated by at least one NRSRO at the time of investment or are unrated but judged by the Fund’s sub-adviser to be of comparable quality.
•	The Fund may invest up to 20% of its Managed Assets in taxable debt obligations, including taxable municipal securities and corporate debt securities.
•	The Fund may invest no more than 10% of its Managed Assets in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings. This policy does not apply in connection with any workout of an issuer of a debt security that the Fund already owns.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s fundamental investment policy of investing at least 80% of its Assets in municipal securities, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests its assets in a portfolio of municipal securities of any credit quality and maturity. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Shareholder Update (Unaudited) (continued)

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may invest without limitation in credit default swaps, and may enter into credit default swaps as either a buyer or a seller. The credit default swaps in which the Fund may invest (or sell) include those in which the underlying reference instrument is the debt obligation of a single reference issuer (“single-name CDS”). Unlike other types of credit default swaps, single-name CDS do not have the benefit of diversification across many issuers.

In addition to credit default swaps, the Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities, to attempt to manage the effective maturity or duration of securities in the Fund’s portfolio or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing Preferred Shares, the issuance of debt securities, entering into reverse repurchase agreements (effectively a borrowing), and investments in inverse floating rate securities. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods or in order to help keep the Fund’s assets fully invested, including during the period within which the net proceeds of an offering of Securities are first being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest any percentage of its Managed Assets in short-term investments, including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

Shareholder Update (Unaudited) (continued)

PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

				Nuveen Municipal	Nuveen Dynamic
	Nuveen AMT-Free	Nuveen Municipal	Nuveen Municipal	Credit	Municipal
	Municipal Credit	Credit Income	High Income	Opportunities	Opportunities
	Income Fund	Fund	Opportunity Fund	Fund	Fund
Risk	(NVG)	(NZF)	(NMZ)	(NMCO)	(NDMO)
Portfolio Level Risks
Alternative Minimum Tax Risk	--	X	X	X	X
Below Investment Grade Risk	X	X	X	X	X
Call Risk	X	X	X	X	X
Credit Risk	X	X	X	X	X
Credit Spread Risk	X	X	X	X	X
Debt Securities Risk	--	--	--	X	X
Defaulted and Distressed Securities Risk	--	--	X	X	X
Deflation Risk	X	X	X	X	X
Derivatives Risk	X	X	X	X	X
Distressed Securities Risk	X	X	--	--	--
Duration Risk	X	X	X	X	X
Economic Sector Risk	X	X	X	X	X
Financial Futures and Options Risk	X	X	X	X	X
Hedging Risk	X	X	X	X	X
Illiquid Investments Risk	X	X	X	X	X
Income Risk	X	X	X	X	X
Inflation Risk	X	X	X	X	X
Insurance Risk	X	X	X	X	X
Interest Rate Risk	X	X	X	X	X
Inverse Floating Rate Securities Risk	X	X	X	X	X
London Interbank Offered Rate (“LIBOR”) Replacement Risk	X	X	X	X	X
Municipal Securities Market Liquidity Risk	X	X	X	X	X
Municipal Securities Market Risk	X	X	X	X	X
Other Investment Companies Risk	X	X	X	X	X
Puerto Rico Municipal Securities Market Risk	X	X	X	X	X
Reinvestment Risk	X	X	X	X	X
Sector and Industry Risk	X	X	X	X	X
Sector Focus Risk	X	X	X	X	X
Special Risks Related to Certain Municipal Obligations	X	X	X	X	X
Swap Transactions Risk	X	X	X	X	X
Tax Risk	X	X	X	X	X
Taxability Risk	X	X	X	X	X
Tobacco Settlement Bond Risk	X	X	X	X	X
Unrated Securities Risk	X	X	X	X	X
Valuation Risk	X	X	X	X	X
Zero Coupon Bonds Risk	X	X	X	X	X

				Nuveen Municipal	Nuveen Dynamic
	Nuveen AMT-Free	Nuveen Municipal	Nuveen Municipal	Credit	Municipal
	Municipal Credit	Credit Income	High Income	Opportunities	Opportunities
	Income Fund	Fund	Opportunity Fund	Fund	Fund
Risk	(NVG)	(NZF)	(NMZ)	(NMCO)	(NDMO)
Fund Level and Other Risks
Anti-Takeover Provisions	X	X	X	X	X
Borrowing Risk	--	--	--	--	X
Counterparty Risk	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X
Economic and Political Events Risk	X	X	X	X	X
Global Economic Risk	X	X	X	X	X
Investment and Market Risk	X	X	X	X	X
Legislation and Regulatory Risk	X	X	X	X	X
Leverage Risk	X	X	X	X	X
Limited Term and Tender Offer Risks	--	--	--	X	X
Market Discount from Net Asset Value	X	X	X	X	X
Recent Market Conditions	X	X	X	X	X
Reverse Repurchase Agreement Risk	X	X	X	X	X

Portfolio Level Risks:

Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Below Investment Grade Risk. Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Debt Securities Risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Shareholder Update (Unaudited) (continued)

Defaulted and Distressed Securities Risk. The Fund may invest in securities of an issuer that is in default or that is in bankruptcy or insolvency proceedings at the time of purchase. In addition, the Fund may hold investments that at the time of purchase are not in default or involved in bankruptcy or insolvency proceedings, but may later become so. Moreover, the Fund may invest in low-rated securities that, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.

Distressed Securities Risk. The Fund may invest in low-rated securities or securities unrated but judged by the sub-adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities may be subject to restrictions on resale.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the 1933 Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid investments involve the risk that the investments will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the investments on its books from time to time.

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.

Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.

London Interbank Offered Rate (“LIBOR”) Replacement Risk. The use of LIBOR will begin to be phased out in the near future, which may adversely affect the Fund’s investments whose value is tied to LIBOR. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies and markets are slowly developing in response to these new rates. The transition process away from LIBOR may involve, among other things, increased volatility in markets for instruments that currently rely on LIBOR. The potential effect of a discontinuation of LIBOR on the Fund’s investments will vary depending on, among other things: (1) existing fallback provisions that provide a replacement reference rate if LIBOR is no longer available; (2) termination provisions in individual contracts; and (3) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments held by the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR until it is clearer how the Fund’s products an instruments will be impacted by this transition.

Shareholder Update (Unaudited) (continued)

Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.

Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.

Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.

These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Sector and Industry Risk. Subject to the concentration limits of the Fund’s investment policies and guidelines, a Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.

Sector Focus Risk. At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market) in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.

Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.

Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.

Tobacco Settlement Bond Risk. The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. The investment adviser may, after assessing such securities’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Shareholder Update (Unaudited) (continued)

Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Borrowing Risk. In addition to borrowing for leverage, the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

The SEC’s recently adopted new Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. It is possible that the recently adopted Rule 18f-4 could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.

The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.

The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The amount of fees paid to the investment adviser and the sub-advisor for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-advisor to leverage the Fund or increase the Fund’s leverage.

Limited Term and Tender Offer Risks. Because the assets of the Fund will be liquidated in connection with its termination or to pay for Common Shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money.

The Fund may be required to dispose of portfolio investments in connection with any reduction in its outstanding leverage necessary in order to maintain its desired leverage ratios following an Eligible Tender Offer. It is likely that during the pendency of an Eligible Tender Offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Fund’s investment performance. If the tax basis for the portfolio investments sold is less than the sale proceeds, the Fund will recognize capital gains, which it will be required to distribute to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to an Eligible Tender Offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. All Common Shareholders remaining after an Eligible Tender Offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets also may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance.

If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund’s net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on the Termination Date. The investment adviser may have a conflict of interest in recommending to the Board of Trustees that the Fund have a continued existence without limitation of time. The Fund is not required to

Shareholder Update (Unaudited) (continued)

conduct additional tender offers following an Eligible Tender Offer and conversion to a continued existence without limitation of time. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer.

A Fund portfolio holding default may significantly reduce net investment income and, therefore, Common Share dividends; and may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the Termination Date.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Recent Market Conditions. In response to the financial crisis and recent market events, policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy may affect the value, volatility and liquidity of dividend and interest paying securities. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets.

The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of October 31, 2021 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Funds on such instruments (based on actual leverage costs incurred during the fiscal year ended October 31, 2021) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain derivative instruments.

The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Funds. Your actual returns may be greater or less than those appearing below.

				Nuveen Municipal	Nuveen Dynamic
	Nuveen AMT-Free	Nuveen Municipal	Nuveen Municipal	Credit	Municipal
	Municipal Credit	Credit Income	High Income	Opportunities	Opportunities
	Income Fund	Fund	Opportunity Fund	Fund	Fund
	(NVG)	(NZF)	(NMZ)	(NMCO)	(NDMO)
Estimated Leverage as a Percentage of Managed Assets
(Including Assets Attributable to Leverage)	37.21%	36.50%	35.10%	36.60%	32.57%
Estimated Annual Effective Leverage Expense Rate Payable
by Fund on Leverage	0.92%	1.09%	0.75%	1.22%	0.90%
Annual Return Fund Portfolio Must Experience (net of expenses)
to Cover Estimated Annual Effective Interest Expense Rate on
Leverage	0.34%	0.40%	0.26%	0.45%	0.29%
Common Share Total Return for (10.00)% Assumed Portfolio
Total Return	-16.47%	-16.37%	-15.81%	-16.48%	-15.27%
Common Share Total Return for (5.00)% Assumed Portfolio
Total Return	-8.51%	-8.50%	-8.11%	-8.59%	-7.85%
Common Share Total Return for 0.00% Assumed Portfolio
Total Return	-0.54%	-0.62%	-0.41%	-0.70%	-0.44%
Common Share Total Return for 5.00% Assumed Portfolio
Total Return	7.42%	7.25%	7.30%	7.18%	6.98%
Common Share Total Return for 10.00% Assumed Portfolio
Total Return	15.38%	15.12%	15.00%	15.07%	14.39%

Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Funds are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Shareholder Update (Unaudited) (continued)

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

UPDATED DISCLOSURES FOR FUNDS WITH AN EFFECTIVE SHELF OFFERING REGISTRATION STATEMENT

The following includes additional disclosures for the Funds in this annual report with an effective shelf offering registration statement as of the fiscal year ended October 31, 2021, and Nuveen AMT-Free Municipal Credit Income Fund (NVG), which has an effective shelf offering registration statement subsequent to the fiscal year end.

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND (NVG)

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND (NMZ)

NUVEEN MUNICIPAL CREDIT OPPORTUNITIES FUND (NMCO)

NUVEEN DYNAMIC MUNICIPAL OPPORTUNITIES FUND (NDMO)

SUMMARY OF FUND EXPENSES

The purpose of the tables and the examples below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of the Fund as a percentage of the average net assets attributable to Common Shares and not as a percentage of total assets or managed assets.

			Nuveen Municipal	Nuveen Dynamic
	Nuveen AMT-Free	Nuveen Municipal	Credit	Municipal
	Municipal Credit	High Income	Opportunities	Opportunities
	Income Fund	Opportunity Fund	Fund	Fund
Shareholder Transaction Expenses	(NVG)	(NMZ)	(NMCO)	(NDMO)
Maximum Sales Charge (as a percentage of offering price)	1.00% (1)	4.00% (2)	4.00% (2)	1.00% (1)
Dividend Reinvestment Plan Fees (3)	$2.50	$2.50	$2.50	$2.50

(1)	A maximum sales charge of 1.00% applies only to offerings made at-the-market. There is no sales charge for offerings pursuant to an underwritten transaction or a private transaction.
(2)	A maximum sales charge of 4.00% applies only to offerings pursuant to a syndicated underwriting. The maximum sales charge for offerings made at-the-market is 1.00%. There is no sales charge for offerings pursuant to a private transaction.
(3)	You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.
	As a Percentage of Net Assets Attributable to Common Shares (1)
			Nuveen Municipal	Nuveen Dynamic
	Nuveen AMT-Free	Nuveen Municipal	Credit	Municipal
	Municipal Credit	High Income	Opportunities	Opportunities
	Income Fund	Opportunity Fund	Fund	Fund
Annual Expenses	(NVG)	(NMZ)	(NMCO)	(NDMO)
Management Fees	0.94%	1.00%	1.39%	1.17%
Interest and Other Related Expenses (2)	0.52%	0.36%	0.72%	0.33%
Other Expenses (3)	0.06%	0.07%	0.07%	0.05%
Total Annual Expenses	1.52%	1.43%	2.18%	1.55%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended October 31, 2021.
(2)	Interest and Other Related Expenses reflect actual expenses and fees for leverage incurred by a Fund for the fiscal year ended October 31, 2021. The types of leverage used by each Fund during the fiscal year ended October 31, 2021 are described in the Fund Leverage and the Notes to Financial Statements (Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, Note 5 – Fund Shares, Preferred Shares and Note 9 – Borrowing Arrangements) sections of this annual report. Actual Interest and Other Related Expenses incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if a Fund continues to maintain leverage the cost of which is tied to short-term interest rates, a Fund’s interest expenses on its short-term borrowings can be expected to rise in tandem. A Fund’s use of leverage will increase the amount of management fees paid to the Fund’s adviser and sub-advisor(s).
(3)	Other Expenses are based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

Examples

The following examples illustrate the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the tables. Each example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The examples also assume a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the examples.

Shareholder Update (Unaudited) (continued)

Example # 1 (At-the-Market Transaction)

The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

			Nuveen Municipal	Nuveen Dynamic
	Nuveen AMT-Free	Nuveen Municipal	Credit	Municipal
	Municipal Credit	High Income	Opportunities	Opportunities
	Income Fund	Opportunity Fund	Fund	Fund
	(NVG)	(NMZ)	(NMCO)	(NDMO)
1 Year	$25	$24	$32	$26
3 Years	$58	$55	$78	$58
5 Years	$92	$87	$126	$94
10 Years	$189	$180	$259	$193

Example # 2 (Underwriting Syndicate Transaction)

The following example assumes a transaction fee of 4.00%, as a percentage of the offering price.

			Nuveen Municipal	Nuveen Dynamic
	Nuveen AMT-Free	Nuveen Municipal	Credit	Municipal
	Municipal Credit	High Income	Opportunities	Opportunities
	Income Fund	Opportunity Fund	Fund	Fund
	(NVG) (1)	(NMZ)	(NMCO)	(NDMO) (1)
1 Year	N/A	$54	$61	N/A
3 Years	N/A	$83	$105	N/A
5 Years	N/A	$115	$152	N/A
10 Years	N/A	$204	$281	N/A

(1) Not applicable – the Fund does not incur a sales charge for offerings pursuant to an underwritten transaction as noted in Shareholder Transaction Expenses table above.

Example # 3 (Privately Negotiated Transaction) The following example assumes there is no transaction fee.

			Nuveen Municipal	Nuveen Dynamic
	Nuveen AMT-Free	Nuveen Municipal	Credit	Municipal
	Municipal Credit	High Income	Opportunities	Opportunities
	Income Fund	Opportunity Fund	Fund	Fund
	(NVG)	(NMZ)	(NMCO)	(NDMO)
1 Year	$15	$15	$22	$16
3 Years	$48	$45	$68	$49
5 Years	$83	$78	$117	$84
10 Years	$181	$171	$251	$185

These examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

TRADING AND NET ASSET VALUE INFORMATION

The following table shows for the periods indicated: (i) the high and low market prices for the Common Shares reported as of the end of the day on the New York Stock Exchange (NYSE), (ii) the high and low net asset value (NAV) of the Common Shares, and (iii) the high and low of the premium/(discount) to NAV (expressed as a percentage) of shares of the Common Shares.

Nuveen AMT-Free Municipal Credit Income Fund (NVG)
	Market Price		NAV		Premium / (Discount) to NAV
Fiscal Quarter End	High	Low	High	Low	High	Low
October 2021	$18.22	$16.75	$17.86	$17.20	3.23%	(3.46)%
July 2021	$17.91	$17.02	$17.91	$17.41	0.79%	(2.63)%
April 2021	$17.28	$16.17	$17.74	$17.10	(1.09)%	(6.85)%
January 2021	$16.98	$15.62	$17.59	$16.75	(2.60)%	(6.80)%
October 2020	$16.25	$15.37	$17.28	$16.72	(5.89)%	(9.64)%
July 2020	$15.89	$14.06	$17.10	$15.48	(5.86)%	(9.72)%
April 2020	$17.14	$12.53	$18.00	$14.19	(3.19)%	(20.09)%
January 2020	$16.97	$15.99	$17.58	$17.01	(2.69)%	(6.38)%

Nuveen Municipal High Income Opportunity Fund (NMZ)
	Market Price		NAV		Premium / (Discount) to NAV
Fiscal Quarter End	High	Low	High	Low	High	Low
October 2021	$15.69	$14.51	$14.94	$14.44	5.23%	0.27%
July 2021	$15.81	$14.65	$14.97	$14.39	5.61%	1.03%
April 2021	$14.90	$14.04	$14.46	$14.06	3.47%	(1.13)%
January 2021	$14.42	$13.22	$14.30	$13.22	3.15%	(0.37)%
October 2020	$13.74	$13.19	$13.60	$13.21	1.51%	(1.57)%
July 2020	$13.59	$12.11	$13.46	$12.19	1.80%	(0.98)%
April 2020	$14.92	$10.01	$14.76	$11.31	2.83%	(20.56)%
January 2020	$14.56	$14.14	$14.42	$13.93	3.45%	0.64%

Nuveen Municipal Credit Opportunities Fund (NMCO)
	Market Price		NAV		Premium / (Discount) to NAV
Fiscal Quarter End	High	Low	High	Low	High	Low
October 2021	$15.94	$14.85	$15.93	$15.35	0.57%	(3.82)%
July 2021	$16.09	$14.78	$15.94	$15.00	0.94%	(3.27)%
April 2021	$14.79	$13.73	$15.00	$14.51	(1.27)%	(6.31)%
January 2021	$14.00	$11.68	$14.66	$12.81	(3.88)%	(9.06)%
October 2020	$13.29	$11.63	$13.26	$12.81	0.30%	(9.42)%
July 2020	$13.04	$10.53	$13.09	$11.39	0.77%	(8.91)%
April 2020	$15.82	$ 9.12	$16.38	$10.21	10.38%	(10.68)%
January 2020	$15.92	$15.15	$15.68	$14.98	4.53%	(0.57)%

Nuveen Dynamic Municipal Opportunities Fund (NDMO)
	Market Price		NAV		Premium / (Discount) to NAV
Fiscal Quarter End	High	Low	High	Low	High	Low
October 2021	$17.64	$15.32	$16.32	$15.55	9.00%	(1.54)%
July 2021	$17.87	$16.17	$16.39	$15.94	9.03%	1.00%
April 2021	$16.60	$15.51	$16.19	$15.54	4.14%	(0.38)%
January 2021	$15.99	$14.87	$16.00	$14.91	0.54%	(2.99)%
October 2020 (1)	$15.22	$14.84	$15.02	$14.88	1.67%	(0.40)%
(1) For the period August 26, 2020 (commencement of operations) through October 31, 2020.

The following table shows as of October 31, 2021 each Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and (iv) net assets attributable to Common Shares.

Shareholder Update (Unaudited) (continued)

			Nuveen Municipal	Nuveen Dynamic
	Nuveen AMT-Free	Nuveen Municipal	Credit	Municipal
	Municipal Credit	High Income	Opportunities	Opportunities
	Income Fund	Opportunity Fund	Fund	Fund
October 31, 2021	(NVG)	(NMZ)	(NMCO)	(NDMO)
NAV per Common Share	$17.28	$14.53	$15.47	$15.60
Market Price	$17.29	$14.71	$15.04	$15.64
Percentage of Premium/(Discount) to NAV per Common Share	0.06%	1.24%	(2.78)%	0.26%
Net Assets Attributable to Common Shares	$3,687,336,121	$1,404,751,662	$824,271,374	$913,547,497

Shares of closed-end investment companies, including those of the Funds, may frequently trade at prices lower than NAV. The Funds’ Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Funds cannot assure you that their Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

SENIOR SECURITIES

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal periods, as applicable. Each Fund’s senior securities during this time period are comprised of borrowings that constitute “senior securities” as defined in the Investment Company Act of 1940, as amended (1940 Act). The information in this table for the fiscal years ended 2021, 2020, 2019, 2018 and 2017 has been audited by KPMG LLP, independent registered public accounting firm. The Funds’ audited financial statements, including the report of KPMG LLP thereon, and accompanying notes thereto, are included in this Annual Report.

Nuveen AMT-Free Municipal Credit Income Fund (NVG)

							Variable Rate				AMPT, MFP,
	Adjustable Rate				MuniFund Term		MuniFund Term		Variable Rate		MTP, VMTP
	MuniFund Term		MuniFund Preferred		Preferred (MTP)		Preferred (VMTP)		Demand Preferred		and/or VRDP
	Preferred (AMTP) Shares		(MFP) Shares		Shares at the		Shares at the		(VRDP) Shares at		Shares at the
	at the End of Period		at the End of Period		End of Period		End of Period		the End of Period		End of Period
		Asset		Asset				Asset		Asset	Asset
	Aggregate	Coverage	Aggregate	Coverage	Aggregate	Asset	Aggregate	Coverage	Aggregate	Coverage	Coverage
	Amount	Per	Amount	Per	Amount	Coverage	Amount	Per	Amount	Per	Per $1
Fiscal Year	Outstanding	$100,000	Outstanding	$100,000	Outstanding	Per $10	Outstanding	$100,000	Outstanding	$100,000	Liquidation
Ended	(000) (1)	Share (2)	(000) (1)	Share (2)(3)	(000) (1)	Share (4)	(000) (1)	Share (2)	(000) (1)	Share (2)	Preference
October 31
2021	$112,000	$291,153	$405,400	$291,153	$0	$0	$0	$0	$1,411,600	$291,153	$2.91
2020	$112,000	$285,399	$405,400	$285,399	$0	$0	$0	$0	$1,411,600	$285,399	$2.85
2019	$0	$0	$405,400	$291,357	$0	$0	$0	$0	$1,411,600	$291,357	$2.91
2018	$0	$0	$405,400	$272,535	$0	$0	$0	$0	$1,411,600	$272,535	$2.73
2017	$0	$0	$0	$0	$0	$0	$ 240,400	$ 300,955	$1,411,600	$300,955	$3.01
2016	$0	$0	$0	$0	$0	$0	$ 240,400	$ 304,005	$1,411,600	$304,005	$3.04
2015	$0	$0	$0	$0	$0	$0	$0	$0	$179,000	$338,606	—
2014	$0	$0	$0	$0	$0	$0	$0	$0	$179,000	$341,951	—
2013	$0	$0	$0	$0	$108,000	$31.69	$92,500	$316,883	$0	$0	$3.17
2012	$0	$0	$0	$0	$108,000	$34.28	$92,500	$342,768	$0	$0	$3.43

(1)	Aggregate amount outstanding represents the liquidation preference multiplied by the number of outstanding preferred shares as of the end of the relevant fiscal year.
(2)	Asset coverage per $100,000 share is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 100,000.
(3)	The Fund’s Series B MFP Shares have a $1,000 liquidation preference per share, while all other MFP Shares have a $100,000 liquidation preference per share. The asset coverage per $1,000 share for the Fund’s Series B MFP Shares were as follows:

		Fiscal Year Ended October 31
Series B MFP Shares	2021	2020	2019	2018
Asset Coverage Per $1,000 Share*	$2,912	$2,854	$2,914	$0

* Asset coverage per $1,000 share is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.
(4)	Asset coverage per $10 share is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 10. The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares outstanding were as follows:
	Fiscal Year Ended October 31
Series 2014 (NVG PRCCL)	2014	2013	2012
Ending Market Value per Share	$0	$10.09	$10.12
Average Market Value per Share	$10.05**	$10.11	$10.16

** For the period November 1, 2013 through December 23, 2013.

Nuveen Municipal High Income Opportunity Fund (NMZ)
			Adjustable Rate		Variable Rate
			MuniFund Term		MuniFund Term
	Borrowings		Preferred		Preferred
	Outstanding		(AMTP) Shares		(VMTP) Shares
	at the End of Period		at the End of Period		at the End of Period
		Asset		Asset		Asset
	Aggregate	Coverage	Aggregate	Coverage	Aggregate	Coverage
	Amount	Per	Amount	Per	Amount	Per
	Outstanding	$1,000	Outstanding	$100,000	Outstanding	$100,000
Fiscal Year Ended	(000) (1)	(2)	(000) (1)	Share (3)	(000) (1)	Share (3)
October 31
2021	$0	$0	$257,000	$646,596	$0	$0
2020	$0	$0	$87,000	$1,361,400	$0	$0
2019	$0	$0	$87,000	$1,213,872	$0	$0
2018	$0	$0	$87,000	$1,040,734	$0	$0
2017	$0	$0	$0	$0	$87,000	$1,081,317
2016	$0	$0	$0	$0	$87,000	$1,006,411
2015	$0	$0	$0	$0	$87,000	$886,333
2014	$0	$0	$0	$0	$87,000	$888,850
2013	$0	$0	$0	$0	$87,000	$810,798
2012	$50,000	$9,051	$0	$0	$0	$0

(1)	Aggregate amount outstanding represents the liquidation preference multiplied by the number of outstanding preferred shares as of the end of the relevant fiscal year.
(2)	Asset coverage per $1,000 of debt is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.
(3)	Asset coverage per $100,000 share is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 100,000.
Nuveen Municipal Credit Opportunities Fund (NMCO)

	MuniFund
	Preferred
	(MFP) Shares
	at the End of Period
		Asset
	Aggregate	Coverage
	Amount	Per
	Outstanding	$100,000
Fiscal Year Ended	(000) (1)	Share (2)
October 31
2021	$450,000	$283,171
2020	$450,000	$251,699
2019 (3)	$0	$0

(1)	Aggregate amount outstanding represents the liquidation preference multiplied by the number of outstanding preferred shares as of the end of the relevant fiscal year.
(2)	Asset coverage per $100,000 of debt is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 100,000.
(3)	For the period September 16, 2019 (commencement of operations) through October 31, 2019.

Shareholder Update (Unaudited) (continued)

Nuveen Dynamic Municipal Opportunities Fund (NDMO)

	Borrowings
	Outstanding
	at the End of Period
	Aggregate	Asset
	Amount	Coverage
	Outstanding	Per
Fiscal Year Ended	(000) (1)	$1,000 (2)
October 31
2021	$191,900	$5,761
2020 (3)	$0	$0

(1)	Aggregate amount outstanding represents the principal amount as of the end of the relevant fiscal year/period owed by the Fund to lenders under arrangements in place at the time.
(2)	Asset coverage per $1,000 of debt is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.
(3)	For the period August 26, 2020 (commencement of operations) through October 31, 2020.

UNRESOLVED STAFF COMMENTS

Each Fund believes that there are no material unresolved written comments, received 180 days or more before October 31, 2021, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or 1940 Act, or its registration statement.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B. R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	and Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East	Company, N.A.
	Boston, MA 02111		Randolph Street	150 Royall Street
			Chicago, IL 60601	Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Funds intend to repurchase, through their open-market share repurchase program, shares of their own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NVG	NZF	NMZ	NMCO	NDMO
Common shares repurchased	0	0	0	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

• Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

• Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

• Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

• Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

• Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

• Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

• Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

• NVG and NZF Blended Benchmark: A blended benchmark consisting of the returns of the S&P Municipal Bond Index prior to 4/11/16 and thereafter: 1) 60% of the return of the S&P Municipal Bond Investment Grade Index and 2) 40% of the return of the S&P Municipal Bond High Yield Index. The S&P Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt U.S. municipal bond market. The S&P Municipal Bond Investment Grade Index is a market value-weighted index designed to measure the performance of tax-exempt investment grade municipal bonds. The S&P Municipal Bond High Yield Index is a market value-weighted index designed to measure the performance of tax-exempt high yield municipal bonds. Index returns assume compounding and do not include the effects of any fees or expenses.

• Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

• Pre-Refunded Bond/Pre-Refunding: Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

• Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

• S&P Municipal Bond Index: A market value-weighted index designed to measure the performance of the tax-exempt U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

• S&P Municipal Yield Index: A market value-weighted index that is structured so that 70% of the index consists of bonds that are either not rated or are rated below investment grade, 20% are rated BBB/Baa, and 10% are rated single A. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

• Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

• Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process

The Approval Process

The Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), are responsible for determining whether to initially approve or, after an initial term, to renew, the advisory arrangements of their respective Funds. A discussion of the Board’s most recent approval of the renewal of the advisory arrangements of each Fund other than Nuveen Dynamic Municipal Opportunities Fund (the “Dynamic Fund”) is set forth in Part I below. A discussion of the Board’s most recent approval of the renewal of the advisory arrangements of the Dynamic Fund is set forth in Part II below.

PART I
Nuveen AMT-Free Municipal Credit Income Fund
Nuveen Municipal Credit Income Fund
Nuveen Municipal High Income Opportunity Fund
Nuveen Municipal Credit Opportunities Fund

At a meeting held on May 25-27, 2021 (the “May Meeting”), the Board approved, for its respective Fund listed above under the heading “Part I” (for purposes of this Part I, each a “Fund” and collectively, the “Funds”), the renewal of the management agreement (for purposes of this Part I, each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”), pursuant to which the Adviser serves as the investment adviser to such Fund and the sub-advisory agreement (for purposes of this Part I, each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”), pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. For purposes of this Part I, the Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.

In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital-raising trends in the broader closed-end fund market and with respect to Nuveen closed-end funds and a review of the leverage management actions taken on behalf of the closed-end funds particularly during the periods of market volatility generally caused by the COVID-19 pandemic); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.

Annual Investment Management Agreement Approval Process (continued)

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); and with respect to closed-end funds, managing leverage, monitoring asset coverage and promoting an orderly secondary market.

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;

•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;
•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and
•	with respect specifically to closed-end funds, such continuing services also included:
•	• Leverage Management Services – continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management, which was key to navigating the respective funds through the COVID-related market volatility in 2020;
•	• Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
•	• Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

Annual Investment Management Agreement Approval Process (continued)

In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 (or for shorter periods available to the extent a Fund was not in existence during such periods) as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021 (or for shorter periods available to the extent a Fund was not in existence during such periods). The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade are reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year. The Board continuously reviews all closed-end fund discounts and the fund’s performance relative to both primary and secondary benchmarks and peers. In its review, the Board considers, among other things, changes to investment mandates and guidelines, enhanced and attractive distribution policies, leverage levels and types, fund reorganizations, share repurchases and similar capital market actions and effective communications programs to build greater awareness and deepen understanding of closed-end funds.

The Board’s determinations with respect to each Fund are summarized below.

For Nuveen AMT-Free Municipal Credit Income Fund (the “AMT-Free Credit Income Fund”), the Board noted that the Fund outperformed its blended benchmark for the one-, three- and five-year periods ended December 31, 2020. The Fund also ranked in the second quartile of its Performance Peer Group for the one-year period ended December 31, 2020 and first quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2020. Further, the Fund outperformed its blended benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2021 and May 14, 2021. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was satisfied with the Fund’s overall performance.

For Nuveen Municipal Credit Income Fund (the “Credit Income Fund”), the Board noted that the Fund outperformed its blended benchmark for the one-, three- and five-year periods ended December 31, 2020 and ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2020 and first quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2020. The Fund also outperformed its blended benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2021 and May 14, 2021. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was satisfied with the Fund’s overall performance.

For Nuveen Municipal High Income Opportunity Fund (the “High Income Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods ended December 31, 2020, the Fund outperformed its benchmark for the five-year period ended December 31, 2020 and ranked in the second quartile of its Performance Peer Group for the one-year period ended December 31, 2020 and first quartile for the three- and five-year peri-

Annual Investment Management Agreement Approval Process (continued)

ods ended December 31, 2020. The Fund also outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2021 and May 14, 2021. Based on its review, the Board was satisfied with the Fund’s overall performance.

For Nuveen Municipal Credit Opportunities Fund (the “Credit Opportunities Fund”), the Board noted that the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2020. The Fund, however, outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-year periods ended March 31, 2021 and May 14, 2021. In its review the Board noted that the Performance Peer Group was classified as low for relevancy. The Board noted that the Fund was new with a performance history too limited to make a meaningful assessment of performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Credit Opportunities Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020.

With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.

The Independent Board Members noted that (a) the AMT-Free Credit Income Fund and the Credit Income Fund each had a net management fee that was slightly higher than the respective peer average but a net expense ratio that was in line with the respective peer average; (b) the High Income Fund had a net management fee that was in line with the peer average and a net expense ratio that was below the peer average; and (c) the Credit Opportunities Fund had a net management fee and a net expense ratio that were higher than the respective peer averages. The Independent Board Members noted that the Credit Opportunities Fund’s net expense ratio was higher than the peer average due, in part, to differences between its credit profile and that of other funds in the peer group. Further, the Independent Board Members noted that the Credit Opportunities Fund’s net expense ratio was lower than initially projected prior to such Fund’s launch.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to passive ETFs offered outside the Nuveen family.

In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the

Annual Investment Management Agreement Approval Process (continued)

low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.

In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

Annual Investment Management Agreement Approval Process (continued)

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

PART II

Nuveen Dynamic Municipal Opportunities Fund

At a meeting held on July 19, 2021 (the “July Meeting”), the Board of Nuveen Dynamic Municipal Opportunities Fund (for purposes of this Part II, the “Fund”) approved the renewal of the management agreement (for purposes of this Part II, the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as the investment adviser to the Fund and the sub-advisory agreement (for purposes of this Part II, the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to the Fund.

Following up to an initial two-year period, the Board considers the renewal of the Investment Management Agreement and Sub-Advisory Agreement on an annual basis. For purposes of this Part II, the Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.

In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; the performance of the Fund in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds during a specified time period; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.

In continuing its practice, the Board met on April 21-22, 2021 (the “April Meeting”) to begin its considerations of the renewal of the Advisory Agreements. At the April Meeting, the Board Members asked questions and requested additional information. The Board continued its review of the advisory arrangements of the Nuveen funds at a meeting held on May 25-27, 2021 (the “May Meeting”). To avoid the expiration of the Advisory Agreements prior to the next annual review of the advisory arrangements of the Nuveen funds, the Board considered the renewal of the Advisory Agreements with the Fund at the July Meeting (for purposes of this Part II, together with the April Meeting and the May Meeting, the “Meetings”). The Board considered the information provided at its prior meetings, including at the April Meeting and May Meeting, in its consideration of the renewal of the Advisory Agreements. Although the 1940 Act requires that continuances of the Advisory Agreements be approved by the in-person vote of a majority of the Independent Board Members, the Meetings were held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The Meetings were held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreement and the Sub-Advisory Agreement separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Fund.

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically

Annual Investment Management Agreement Approval Process (continued)

assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); and with respect to closed-end funds, managing leverage, monitoring asset coverage and promoting an orderly secondary market.

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;
•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;

•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and
•	with respect specifically to closed-end funds, such continuing services also included:
•	• Leverage Management Services – continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management, which was key to navigating the respective funds through the COVID-related market volatility in 2020;
•	• Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
•	• Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of the Fund’s portfolio under the over-

Annual Investment Management Agreement Approval Process (continued)

sight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the Meetings or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.

B. The Investment Performance of the Fund and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, performance of the Nuveen funds over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three-and five-year periods ending March 31, 2021 and May 14, 2021 (or for such shorter periods to the extent the respective fund was not in existence during such period). The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade during the specified review period are reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year. The Board continuously reviews all closed-end fund discounts and the fund’s performance relative to both benchmark(s) and peers. In its review, the Board considers, among other things, changes to investment mandates and guidelines, enhanced and attractive distribution policies, leverage levels and types, fund reorganizations, share repurchases and similar capital market actions and effective communications programs to build greater awareness and deepen understanding of closed-end funds.

The Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the quarter-to-date periods ended December 31, 2020 and March 31, 2021 and year-to-date period ended May 14, 2021. In its review, the Board recognized that the Performance Peer Group was classified as low for relevancy. The Board noted that the Fund was new with a performance history too limited to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish a Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and

Annual Investment Management Agreement Approval Process (continued)

below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020.

With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Fund.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio below the respective peer average.

Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to passive ETFs offered outside the Nuveen family.

In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.

In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.

Annual Investment Management Agreement Approval Process (continued)

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

• TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory
1959			firm) (2008-2017); Director, Quality Control Corporation (manufacturing)
333 W. Wacker Drive	Chairman and	2008	(since 2012); member: Catalyst Schools of Chicago Board (since 2008)	142
Chicago, IL 6o6o6	Board Member	Class II	and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC
(information technology services firm to government entities) (2010-2019);
formerly, Director, LogicMark LLC (health services) (2012-2016); formerly,
Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust
Global Investments (financial services) (2004-2007): Executive Vice
President, Quantitative Management & Securities Lending (2000-2004);
prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds
Board (2005-2007), Northern Trust Global Investments Board (2004-2007),
Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc.
Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

• JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, (private philanthropic corporation); Life Trustee of Coe College;
333 W. Wacker Drive	Board Member	1999	formerly, Member and President Pro-Tem of the Board of Regents for the	142
Chicago, IL 6o6o6		Class III	State of Iowa University System (2007- 2013); Director and Chairman
(2009-2021), United Fire Group, a publicly held company; Director,
Public Member, American Board of Orthopaedic Surgery (2015-2020);
Director (2000-2004), Alliant Energy; Director (1996-2015), The
Gazette Company (media and publishing); Director (1997- 2003), Federal
Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995),
SCI Financial Group, Inc., (regional financial services firm).

• WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			(2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-
333 W. Wacker Drive	Board Member	2003	2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The	142
Chicago, IL 6o6o6		Class I	International Business Honor Society; formerly, Director (2004-2018) of
Xerox Corporation; formerly, Dean and Distinguished Professor of Finance,
School of Business at the University of Connecticut (2003-2006); previously,
Senior Vice President and Director of Research at the Federal Reserve Bank
of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research
Center at Georgetown University.

• AMY B. R. LANCELLOTTA			Formerly, Managing Director, Independent Directors Council (IDC) (supports
1959			the fund independent director community and is part of the Investment
333 W. Wacker Drive	Board Member	2021	Company Institute (ICI), which represents regulated investment companies)	142
Chicago, IL 6o6o6		Class II	(2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA)
(since 2020).

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

• JOANNE T. MEDERO			Formerly, Managing Director, Government Relations and Public Policy
1954			(2009-2020) and Senior Advisor to the Vice Chairman (2018-2020),
333 W. Wacker Drive	Board Member	2021	BlackRock, Inc. (global investment management firm); formerly, Managing	142
Chicago, IL 6o6o6		Class III	(Director, Global Head of Government Relations and Public Policy, Barclays
Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director,
Global General Counsel and Corporate Secretary, Barclays Global Investors
(global investment management firm) (1996-2006); formerly, Partner, Orrick,
Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel,
Commodity Futures Trading Commission (government agency overseeing U.S.
derivatives markets) (1989-1993); formerly, Deputy Associate Director/ Associate
Director for Legal and Financial Affairs, Office of Presidential Personnel, The
White House (1986-1989); Member of the Board of Directors, Baltic-American
Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).

• ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC,
1952			(management consulting) (since 2012); formerly, Chairman (2019), and
333 W. Wacker Drive	Board Member	2016	Director (2012-2019), USA Technologies, Inc., (provider of solutions	142
Chicago, IL 6o6o6		Class III	and services to facilitate electronic payment transactions); formerly,
Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services)
including Consultant (2011- 2012), Chief Operating Officer (2008-2011), and
Chief Marketing Officer (2004- 2008); formerly, President, Verizon Card
Services division of Verizon Communications, Inc. (2000-2003); formerly,
President, One Point Services at One Point Communications
(telecommunication services) (1999-2000); formerly, Vice Chairman of the
Board, Diba, Incorporated (internet technology provider) (1996-1997);
formerly, various executive positions (1991-1996) including Chief Executive
Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

• JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which
1962			develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients) (since 2008); served on The President’s Council of Fordham	142
Chicago, IL 6o6o6		Class II	University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009- 2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP.
(2012-2014); former Chair of the Board of Trustees of Marian University
(2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive
Officer of ABN AMRO Bank N.V., North America, and Global Head of the
Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.

• JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing
1947			natural land and water conservation in the U.S.) (since 2013); formerly,
333 W. Wacker Drive	Board Member	1997	Board Member, U.S. Endowment for Forestry and Communities (national	142
Chicago, IL 6o6o6		Class I	endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.)
(2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy
Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director,
Great Lakes Protection Fund (endowment created jointly by seven of the eight
Great Lake states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

• CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); formerly Director,
333 W. Wacker Drive	Board Member	2007	Cboe, Global Markets, Inc., (2010-2020) formerly named CBOE Holdings,	142
Chicago, IL 6o6o6		Class I	Inc.; formerly, Commissioner, New York State Commission on
Public Authority Reform (2005-2010).

• MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer
1958			FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”)
333 West Wacker Drive	Board Member	2020	(provider of transportation, e-commerce and business services through its	142
Chicago, IL 60606		Class III	portfolio of companies); formerly, Senior Vice President, U.S. Operations
(2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly,
Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a
non-profit organization dedicated to preventing childhood injuries).
Member of the Board of Directors (since 2014), The Sherwin-Williams
Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure)

• MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,	142
Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers &
Acquisitions Group) (2005-2014); Member of the Board of Trustees of
New York-Presbyterian Hospital (since 2005); Member (since 2004) and
Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the
Board of Trustees of Mt. Holyoke College.

• ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (financial services) (2010-2016); formerly, President
333 W. Wacker Drive	Board Member	2017	and Principal Executive Officer (2013-2016), and Senior Vice President	142
Chicago, IL 6o6o6		Class II	and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly,
Director and various officer positions for J.P.Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution
Services, Inc. (financial services) (formerly, One Group Dealer Services,
Inc.) (1999-2017).

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

• DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2019) Senior Managing Director
1963	Chief		(since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior
333 W. Wacker Drive	Administrative	2015	Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President
Chicago, IL 6o6o6	Officer		of Nuveen (2006-2017), Vice President prior to 2006.

• MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund
1979	Vice President		Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and
901 Marquette Avenue	and Assistant	2013	Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management
Minneapolis, MN 55402	Secretary		LLC (since 2018).

• DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice
1978	Vice President		President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General
333 W. Wacker Drive	and Assistant	2017	Counsel of Jackson National Asset Management (2012-2017).
Chicago, IL 6o6o6	Secretary

• NATHANIEL T. JONES			Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice
1979			President (2016-2017), Vice President (2011-2016) of Nuveen; Managing Director
333 W. Wacker Drive	Vice President		(since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer	2016

• TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen
1961			Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

• BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since
1974			2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head
333 W. Wacker Drive	Vice President	2019	of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017);
Chicago, IL 6o6o6			Chartered Financial Analyst and Certified Financial Risk Manager.

• JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen (since May 2019); Senior Managing
1963			Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model
8500 Andrew	Vice President	2019	Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Carnegie Blvd.
Charlotte, NC 28262

• KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen
1966	Vice President		Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and
333 W. Wacker Drive	and Assistant	2007	Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
Managing Director (2008- 2016); Senior Managing Director (since 2017), and Secretary (since
2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice
President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior
Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); Vice President (since 2007) and Secretary
(since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa
Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior
Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

• JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017);
1973	Vice President		Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers
8500 Andrew	and Assistant	2019	Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since
Carnegie Blvd.	Secretary		2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate
Charlotte, NC 28262			Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

• DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head
1969			of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC since
730 Third Avenue	Vice President	2020	2020); Managing Member of MDR Collaboratory LLC (since 2018); formerly, Managing Director,
New York, NY 10017			(Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone
Group (2013-2017).

• CHRISTOPHER M. ROHRBACHER			Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing
1971	Vice President		Director (since 2017) General Counsel (since 2020), and Assistant Secretary (since 2016), formerly,
333 W. Wacker Drive	and Assistant	2008	Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate
Chicago, IL 6o6o6	Secretary		General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020);
Managing Director (since 2017), and Associate General Counsel (since 2016), formerly, Senior Vice
President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.

• WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President
1975			(2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

• E. SCOTT WICKERHAM			Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly,
1973	Vice President		Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers, (LLC;
8500 Andrew	and Controller	2019	Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-
Carnegie Blvd.			CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial
Charlotte, NC 28262			Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF Accounts;
formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

• MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund
1968	Vice President		Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of
333 W. Wacker Drive	and Secretary	2008	Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General
Chicago, IL 60606			Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.

• GIFFORD R. ZIMMERMAN			Formerly, Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen
1956	Vice President		Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and
333 W. Wacker Drive	and Chief	1988	Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director
Chicago, IL 60606	Compliance Officer		(2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing
Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC
(2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management
Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow
Capital Management, LLC (2010-2020); Chartered Financial Analyst.

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.
(2)	Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Notes

Notes

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-C-1021D 1936999-INV-Y-12/22

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Municipal High Income Opportunity Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
October 31, 2021	$34,056	$5,500	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2020	$28,450	$8,000	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

[3] "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2021	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2020	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2021	$0	$0	$0	$0
October 31, 2020	$0	$0	$0	$0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Albin F. Moschner, Judith M. Stockdale and Carole E. Stone, Chair.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant's investment adviser (also referred to as the "Adviser"). The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

ITEM 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

John Miller, C.F.A., serves as the head of Nuveen Municipals for Nuveen Asset Management and leads the municipals fixed income strategic direction and investment perspectives for Nuveen. He also manages several municipal bond strategies and closed-end funds. Mr. Miller’s background features nearly 20 years of experience in the municipal marketplace. Before being named the co-head of Nuveen Municipals in 2011, he was chief investment officer for the firm’s municipal bond team starting in 2007. He was named head of portfolio management for Nuveen Asset Management in 2006 and became a portfolio manager in 2000 after starting at the firm as a municipal credit analyst in 1996. He began working in the investment industry at a private account management firm in 1993. Mr. Miller earned a B.A. in economics and political science from Duke University, an M.A. in economics from Northwestern University and an M.B.A. in finance with honors from the University of Chicago. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

ITEM 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
John V. Miller	Registered Investment Company	11	$47.99 billion
	Other Pooled Investment Vehicles	10	$ 1.27 billion
	Other Accounts	13	$ 77 million
*	Assets are as of October 31, 2021. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

ITEM 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Manager’s compensation is as follows:

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

ITEM 8(a)(4). OWNERSHIP OF NMZ SECURITIES AS OF OCTOBER 31, 2021

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
John Miller							X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal High Income Opportunity Fund

By (Signature and Title) /s/ Mark L. Winget

Mark L. Winget

Vice President and Secretary

Date: January 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb

David J. Lamb

Chief Administrative Officer

(principal executive officer)

Date: January 6, 2022

By (Signature and Title) /s/ E. Scott Wickerham

E. Scott Wickerham

Vice President and Controller

(principal financial officer)

Date: January 6, 2022